                                                       Registration No. 33-57792
                                                                        811-7466

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post Effective Amendment No. 31


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                         Post-Effective Amendment No. 15

                                 VEL II ACCOUNT
               OF COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                 COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                               (Name of Depositor)

                          132 Turnpike Road, Suite 210
                        Southborough, Massachusetts 01772
                            Telephone: (508) 460-2400
               (Address of Depositor's Principal Executive Office)

        Sarah M. Patterson, Vice President, Assistant General Counsel and
                               Assistant Secretary
                 Commonwealth Annuity and Life Insurance Company
                          132 Turnpike Road, Suite 210
                        Southborough, Massachusetts 01772
                            Telephone: (860) 325-1538
               (Name and Address of Agent for Service of Process)

It is proposed that this filing will become effective:

/ / immediately upon filing pursuant to paragraph (b) of Rule 485
/X/ on May 1, 2015 pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a) (1) of Rule 485
/ / on (date) pursuant to paragraph (a) (1) of Rule 485
/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                         FLEXIBLE PREMIUM VARIABLE LIFE

Pursuant to Reg. Section 270.24f 2 of the Investment Company Act of 1940 ("1940 Act"), Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933 ("1933 Act"). The Rule 24f 2 Notice was for the issuer's fiscal year ended December 31, 2014 and was filed on or before March 31, 2015.
               COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                         SOUTHBOROUGH, MASSACHUSETTS

This Prospectus provides important information about VEL II (93)
("Vari-Exceptional Life"), an individual or group flexible premium variable life insurance policy issued by Commonwealth Annuity and Life Insurance Company ("Commonwealth Annuity") (in all jurisdictions except Hawaii and New York) to applicants who were Age 85 years old and under at the time of purchase.

The policies are funded through the VEL II Account of Commonwealth Annuity, a separate investment account referred to as the Separate Account, and a fixed-interest account that is referred to as the General Account. The Separate Account is subdivided into Sub-Accounts. Each Sub-Account invests exclusively in shares of one of the following Funds:


GOLDMAN SACHS VARIABLE INSURANCE TRUST            DELAWARE VIP TRUST
(SERVICE SHARES)                                  Delaware VIP International Value Equity Series
Goldman Sachs VIT Core Fixed Income Fund          FIDELITY VARIABLE INSURANCE PRODUCTS FUND
Goldman Sachs VIT Equity Index Fund               Fidelity VIP Asset Manager(SM) Portfolio
Goldman Sachs VIT Growth Opportunities Fund       Fidelity VIP Equity-Income Portfolio
Goldman Sachs VIT High Quality Floating Rate      Fidelity VIP Growth Portfolio
Fund                                              Fidelity VIP High Income Portfolio
Goldman Sachs VIT Mid Cap Value Fund              Fidelity VIP Overseas Portfolio
Goldman Sachs VIT Money Market Fund               FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS
Goldman Sachs VIT Strategic Growth Fund           TRUST (CLASS 2)
Goldman Sachs VIT Strategic International         Franklin Large Cap Growth VIP Fund
Equity Fund                                       Franklin Small-Mid Cap Growth VIP Fund
Goldman Sachs VIT U.S. Equity Insights Fund       JANUS ASPEN SERIES (SERVICE SHARES)
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE    Janus Aspen Janus Portfolio
INSURANCE FUNDS) (SERIES I SHARES)                T. ROWE PRICE INTERNATIONAL SERIES, INC.
Invesco V.I. Global Health Care Fund              T. Rowe Price International Stock Portfolio
AB VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)
AB VPS Large Cap Growth Portfolio


YOU MAY CONTACT OUR SERVICE CENTER AT 1-800-533-7881 TO REQUEST PROSPECTUSES FOR ANY OF THE UNDERLYING FUNDS THAT ARE AVAILABLE AS INVESTMENT OPTIONS UNDER YOUR CONTRACT.


A STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2015 CONTAINING MORE INFORMATION ABOUT THE POLICY IS ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. A COPY MAY BE OBTAINED FREE OF CHARGE BY CALLING 1-800-533-7881. THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION CAN ALSO BE OBTAINED FROM THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE (HTTP://WWW.SEC.GOV).


THE POLICIES ARE NOT SUITABLE FOR SHORT-TERM INVESTMENT. VARIABLE LIFE POLICIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL. IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING INSURANCE WITH THE POLICY. THIS LIFE POLICY IS NOT: A BANK DEPOSIT OR OBLIGATION; OR FEDERALLY INSURED; OR ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE.




                              DATED MAY 1, 2015

                              TABLE OF CONTENTS

SUMMARY OF RISKS AND BENEFITS.............................................    4
  WHAT ARE THE POLICY'S BENEFITS?.........................................    4
  WHAT ARE THE POLICY'S RISKS?............................................    5
SUMMARY OF RISKS AND BENEFITS: FEE TABLES.................................    6
  TRANSACTION FEES........................................................    6
  PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES.....................    8
  ANNUAL FUND OPERATING EXPENSES..........................................   11
THE COMPANY, THE SEPARATE ACCOUNT AND THE FUNDS...........................   12
  WHO IS THE COMPANY?.....................................................   12
  WHAT IS THE SEPARATE ACCOUNT?...........................................   12
  WHAT ARE THE FUNDS?.....................................................   12
THE POLICY................................................................   15
  HOW DO I COMMUNICATE WITH THE COMPANY?..................................   15
  HOW DO I APPLY FOR A POLICY?............................................   16
  CAN I EXAMINE AND CANCEL THE POLICY OR AN INCREASE IN FACE AMOUNT?......   16
  IS THERE A PAID-UP INSURANCE OPTION?....................................   17
  DOES THE COMPANY SUPPORT INCENTIVE FUNDING DISCOUNTING?.................   17
  HOW DO I MAKE PAYMENTS?.................................................   18
  HOW DO I ALLOCATE MY NET PAYMENTS?......................................   19
  CAN I MAKE TRANSFERS?...................................................   19
  IS THE TRANSFER PRIVILEGE SUBJECT TO ANY LIMITATIONS?...................   19
  ARE THERE RESTRICTIONS ON DISRUPTIVE TRADING?...........................   20
  IS THERE A DOLLAR-COST AVERAGING OPTION OR AUTOMATIC REBALANCING
    OPTION?...............................................................   21
  CAN I MAKE FUTURE CHANGES UNDER MY POLICY?..............................   21
  HOW DO I CHANGE THE FACE AMOUNT OF MY POLICY?...........................   22
  CAN I CONVERT MY POLICY INTO A FIXED POLICY?............................   23
  CAN I MAKE POLICY LOANS?................................................   23
  ARE POLICY LOANS PERMITTED IF THE POLICY WAS ISSUED IN CONNECTION
    WITH A TSA PLAN?......................................................   24
  CAN I SURRENDER THE POLICY?.............................................   25
  CAN I MAKE PARTIAL WITHDRAWALS?.........................................   25
  WHAT IS THE POLICY VALUE?...............................................   26
THE DEATH BENEFIT.........................................................   28
  WHAT ARE THE SUM INSURED OPTIONS?.......................................   28
  CAN I CHANGE THE SUM INSURED OPTION?....................................   29
  IS A GUARANTEED DEATH BENEFIT AVAILABLE?................................   30
  WHAT ARE THE DEATH PROCEEDS PAYMENT OPTIONS?............................   31
TERMINATION AND REINSTATEMENT.............................................   33
  WHAT ARE THE TERMINATION PROVISIONS OF THE POLICY?......................   33
  WHAT ARE THE REINSTATEMENT PROVISIONS OF THE POLICY?....................   33
CHARGES AND DEDUCTIONS....................................................   35
  WHAT CHARGES ARE DEDUCTED FROM PAYMENTS?................................   35
  WHAT IS THE MONTHLY DEDUCTION?..........................................   35
  WHAT CHARGES ARE MADE AGAINST OR REFLECTED IN THE ASSETS OF THE
    SEPARATE ACCOUNT?.....................................................   37
  HOW IS THE SURRENDER CHARGE CALCULATED?.................................   38
  WHAT CHARGES APPLY TO A PARTIAL WITHDRAWAL?.............................   40
  WHAT ARE THE TRANSFER CHARGES?..........................................   40
  WHAT IS THE CHARGE FOR AN INCREASE IN THE FACE AMOUNT?..................   41

  ARE THERE ANY OTHER ADMINISTRATIVE CHARGES?............................   41
  DOES THE COMPANY WAIVE CHARGES FOR ANY CLASSES OF POLICYOWNERS?........   41
FEDERAL TAX CONSIDERATIONS...............................................   42
  HOW ARE THE COMPANY AND THE SEPARATE ACCOUNT TAXED?....................   42
  HOW ARE THE POLICIES TAXED?............................................   42
  HOW ARE POLICY LOANS TAXED?............................................   44
  WHAT ARE MODIFIED ENDOWMENT POLICIES AND HOW ARE THEY TAXED?...........   45
  ARE POLICY DISTRIBUTIONS SUBJECT TO WITHHOLDING?.......................   46
  ARE LIFE INSURANCE POLICIES PURCHASED BY RESIDENTS OF PUERTO RICO
    SUBJECT TO UNITED STATES FEDERAL INCOME TAX?.........................   46
  ARE LIFE INSURANCE POLICIES PURCHASED BY NON-RESIDENTS ALIENS AND
    FOREIGN CORPORATIONS SUBJECT TO UNITED STATES FEDERAL INCOME TAX?....   46
  ARE THERE TAX IMPLICATIONS FOR NON-INDIVIDUAL OWNERS AND BUSINESS
    BENEFICIARIES OF POLICIES?...........................................   46
  WHAT ARE THE DIVERSIFICATION REQUIREMENTS FOR THE SEPARATE
    ACCOUNT?.............................................................   47
  CAN I BE CONSIDERED THE OWNER OF THE SEPARATE ACCOUNT ASSETS FOR
    TAX PURPOSES?........................................................   47
  CAN CHANGES IN TAX LAW AFFECT THE POLICY?..............................   47
OTHER INFORMATION........................................................   48
  ARE THERE OTHER IMPORTANT POLICY PROVISIONS?...........................   48
  CAN THE COMPANY DELAY PAYMENTS TO ME?..................................   49
  DO I HAVE ANY VOTING RIGHTS?...........................................   49
  WHAT REPORTS WILL I RECEIVE CONCERNING MY POLICY?......................   49
  ARE THERE ANY PENDING LEGAL PROCEEDINGS INVOLVING THE SEPARATE
    ACCOUNT?.............................................................   50
  MAY THE COMPANY ADD, DELETE OR SUBSTITUTE FUNDS?.......................   50
  WHAT IS MIXED AND SHARED FUNDING?......................................   50
  WHERE CAN I FIND THE FINANCIAL STATEMENTS OF THE COMPANY AND THE
    SEPARATE ACCOUNT?....................................................   51
THE GENERAL ACCOUNT......................................................   52
GLOSSARY OF SPECIAL TERMS................................................   53

                        SUMMARY OF RISKS AND BENEFITS

This Summary is intended to provide only a very brief overview of the more significant aspects of the Policy. The remainder of this Prospectus offers a more complete presentation of the topics presented here, and will help you better understand the product. However, the Policy, together with its attached application, constitutes the entire agreement between you and the Company.

The Policy is a life insurance contract with death benefits, Policy Value, and other features traditionally associated with life insurance. The Policy is "variable" because the Policy Value will increase or decrease depending on the investment experience of the Sub-Accounts of the Separate Account. Under some circumstances, the Death Benefit may vary with the investment experience of the Sub-Accounts.

Unlike traditional insurance policies, the Policy has no fixed schedule for payments. Within limits, you may make payments of any amount and frequency. While you may establish a schedule of payments ("planned payments"), the Policy will not necessarily lapse if you fail to make planned payments, and making planned payments will not guarantee that the Policy will remain in force.


WHAT ARE THE POLICY'S BENEFITS?

While the Policy is in force, it will provide:

      - Life insurance coverage on the named Insured

      - Policy Value

      - Surrender rights and partial withdrawal rights

      - Loan privileges

Other benefits previously available through the policy included:

      - Waiver of Premium Rider--This Rider provides that, during periods of total disability, continuing more than four months, the Company will add to the Policy Value each month an amount selected by you or the amount needed to pay the Policy charges, whichever is greater. This value will be used to keep the Policy in force. This benefit is subject to the Company's maximum issue benefits. Its cost will change yearly.

      - Guaranteed Insurability Rider--This rider guarantees that insurance may be added at various option dates without Evidence of Insurability. This benefit may be exercised on the option dates even if the Insured is disabled.

      - Other Insured Rider--This Rider provides a term insurance benefit for up to five Insureds. At present this benefit is only available for the spouse and children of the primary Insured. The Rider includes a feature that allows the "Other Insured" to convert the coverage to a flexible premium adjustable life insurance Policy.

      - Children's Insurance Rider--This rider provides coverage for eligible minor children. It also covers future children, including adopted children and stepchildren.

      - Accidental Death Benefit Rider--This Rider pays an additional benefit for death resulting from a covered accident prior to the Policy anniversary nearest the Insured's Age 70.

      - Exchange Option Rider--This Rider allows you to use the Policy to insure a different person, subject to Company guidelines.

      - Living Benefits Rider--This Rider permits part of the proceeds of the Policy to be available before death if the Insured becomes terminally ill or is permanently confined to a nursing home.

      - Guaranteed Death Benefit Rider--This Rider, WHICH IS AVAILABLE ONLY AT DATE OF ISSUE, (a) guarantees that the Policy will not lapse regardless of the performance of the Separate Account, and (b) provides a guaranteed net death benefit.


WHAT ARE THE POLICY'S RISKS?

There are certain risks associated with the Policy:

      - There is no guaranteed minimum Policy Value. The value of a Policy will vary up or down to reflect the investment experience of allocations to the Sub-Accounts and the fixed rates of interest earned by allocations to the General Account. The Policy Value will also be adjusted for other factors, including the amount of charges imposed. The Policy will terminate if Policy Value is insufficient to cover certain monthly charges plus loan interest accrued, or if Outstanding Loans exceed the Policy Value less surrender charges. The Policies are unsuitable as short-term savings vehicles.

      - The Policy Value may decrease to the point where the Policy will lapse and provide no further death benefit without additional premium payments, unless the optional Guaranteed Death Benefit is in effect. The Guaranteed Death Benefit may not be available in all states.

      - Taking a loan from your Policy may increase the risk that your Policy will lapse, will have a permanent effect on your Policy Value, and will reduce the Death Benefit. ALLOWING THE POLICY TO LAPSE WITH A LOAN OUTSTANDING MAY HAVE SIGNIFICANT TAX CONSEQUENCES. In addition, if your Policy is a modified endowment contract for tax purposes, taking a Policy loan may have tax consequences.

      - Surrender of the Policy may be subject to a substantial surrender charge. Partial Withdrawals may be subject to surrender charges and a Partial Withdrawal Charge.

      - A Policy may be considered a "modified endowment contract" if total payments during the first seven Policy years (or within seven years of a material change in the Policy) exceed the total net level payments payable, if the Policy had provided paid-up future benefits after seven level annual payments. If the Policy is considered a modified endowment contract, all distributions (including Policy loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis. In addition, a 10% additional penalty tax may be imposed on that part of a distribution that is includible in income.

      - Each Fund is subject to investment risks and other risks. We do not promise that the Funds will meet their investment objectives. Amounts that you have allocated to Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Funds in which those Sub-Accounts invest. Your bear the investment risk that those Funds possibly will not meet their investment objectives. A description of each Fund's investment policies and a comprehensive discussion of the risks of each Fund may by found in the Fund's prospectus.

                  SUMMARY OF RISKS AND BENEFITS: FEE TABLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE POLICY, SURRENDER THE POLICY, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.


                              TRANSACTION FEES

CHARGE                              WHEN CHARGE IS DEDUCTED                  AMOUNT DEDUCTED
----------------------------------  ---------------------------  -----------------------------------------
MAXIMUM SALES CHARGE IMPOSED                  N/A                                None
   ON PREMIUMS (LOAD)

PREMIUM TAXES                       When a premium payment       2.50% of each premium payment
                                    is made

DEFERRED ACQUISITION COSTS          When a premium payment       1.00% of each premium payment
   ("DAC TAX" CHARGE)               is made

SURRENDER CHARGE--DEFERRED          Upon Surrender or a          $8.50 per thousand dollars of the initial
   ADMINISTRATIVE CHARGE(1)         Decrease in Face Amount      Face Amount or of an increase in Face
                                    for up to 15 years from      Amount.
                                    Date of Issue of the
                                    Policy or from the date of
                                    increase in Face Amount,
                                    respectively

SURRENDER CHARGE--DEFERRED SALES
   CHARGE(1)
   Minimum and Maximum              Upon Surrender or a          The minimum charge is $7.68 and the
     Charge                         Decrease in Face Amount      maximum charge is $38.25 per $1,000 of
                                    for up to 15 years from      Face Amount.
                                    Date of Issue of the
                                    Policy or from the date of
                                    increase in Face Amount,
                                    respectively.

   Charge for a representative                                   For a Male Standard Non-Smoker
     Policy owner                                                Age 53, the rate is $31.12 per $1,000 of
                                                                 Face Amount.

PARTIAL WITHDRAWAL CHARGE(2)        Upon Partial Withdrawals     5% of any withdrawals in excess of the
                                    in excess of the Free 10%    Free 10% Withdrawal amount.
                                    Withdrawal Amount

PARTIAL WITHDRAWAL TRANSACTION FEE  Upon any Partial             2% of the amount withdrawn, not to
                                    Withdrawal                   exceed $25

INCREASE IN FACE AMOUNT             Upon increasing the Face     $40 administrative fee
                                    Amount of the Policy

TRANSFER CHARGES                    Upon the 13th transfer       Currently $10 per transfer, guaranteed
                                    and each subsequent          not to exceed $25 per transfer.
                                    transfers in a Policy Year.


CHARGE                                WHEN CHARGE IS DEDUCTED               AMOUNT DEDUCTED
-----------------------------------  -------------------------  ----------------------------------------
SPLIT OPTION RIDER/EXCHANGE          Upon adding the rider to   $20 (one-time fee)
   OPTION RIDER                      the contract

LIVING BENEFITS RIDER
   Minimum and Maximum               Upon exercising the rider  One-time fee of $150, plus an additional
     Charge                                                     charge based on the present value of
                                                                expected premiums associated with the
                                                                benefit.

   Charge for a representative       Upon exercising the rider  Per $1,000 of original Face Amount: a
     Policy owner                                               representative charge is $13.10 (for a
                                                                Male Standard, Age 53)

GUARANTEED DEATH BENEFIT RIDER       Upon adding the rider      $25 (one-time fee)
                                     (available only at issue)

PAID-UP INSURANCE OPTION                       N/A                              None

CHANGING NET PAYMENT ALLOCATION      Upon changing              Currently there is no charge. Any future
                                     allocations of Net         charge is guaranteed not to exceed $25.
                                     Payments

CHANGING MONTHLY DEDUCTION           Upon changing allocation   Currently there is no charge. Any future
   ALLOCATION                        of the Monthly Deduction   charge is guaranteed not to exceed $25.

PROVIDING A PROJECTION OF VALUES(3)  Upon requesting a          Currently there is no charge. Any future
                                     projection of values       charge is guaranteed not to exceed $25.


-----------------------------
(1) SURRENDER CHARGES--At any time that the Policy is in effect, a Policyowner may elect to surrender the Policy and receive its Surrender Value. A surrender charge is calculated upon issuance of the Policy and upon each increase in Face Amount. The duration of the surrender charge is 15 years for issue Ages 0 through 50, grading down to 10 years for issue Ages 55 and above. The surrender charge is imposed only if, during its duration, you request a full surrender or a decrease in the Face Amount. The maximum surrender charge calculated upon issuance of the Policy is equal to the sum of (a) plus (b), where (a) is a DEFERRED ADMINISTRATIVE CHARGE, and
     (b) is a DEFERRED SALES CHARGE. For purposes of calculating the withdrawal charge on partial withdrawals and surrenders, we assume that amounts are withdrawn from Premium Payments in the chronological order in which they were received.

     The DEFERRED ADMINISTRATIVE CHARGE is $8.50 per thousand dollars of the initial Face Amount or of an increase in the Face Amount. The charge is designed to reimburse the Company for administrative costs associated with product research and development, underwriting, Policy administration, decreasing the Face Amount, and surrendering a Policy. Because the maximum surrender charge reduces by 0.5% or more per month (depending on issue
     Age) after the 40th Policy month from the Date of Issue or the effective date of an increase in the Face Amount, in certain situations some or all of the deferred administrative charge may not be assessed upon surrender of the Policy.

     The DEFERRED SALES CHARGE is equal to 49% of premiums received up to a maximum number of Guideline Annual Premiums that vary by issue Age. This maximum number varies from 1.660714 (for Ages 0 through 55) to 0.948980 (for Age 85). In accordance with state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per $1,000 of the initial Face Amount. The deferred sales charge varies based on individual characteristics (sexes, issue ages and underwriting classes) of the Insureds. Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, the minimum is $7.68 (for a Female Standard Smoker Age 0) and the maximum is $38.25 (for a Male Standard Smoker Age 53) per $1000 of Face Amount.

     The surrender charge shown in the table may not be representative of the charge you would pay. For more information about the surrender charge that would apply to your Policy, please contact us at the address or telephone number shown on the front cover of this Prospectus or contact your agent.

(2) PARTIAL WITHDRAWALS--The Company will reduce the amount of the Policy's outstanding Surrender Charge by the amount of the Partial Withdrawal Charge. If no Surrender Charges apply to the Policy at the time of a withdrawal, no partial withdrawal charge will apply to that withdrawal.

(3) PROVIDING A PROJECTION OF VALUES--You may request a free personalized illustration of death benefits, cash surrender values and cash values once annually. The Company may in its discretion provide additional personalized illustrations upon request. We currently do not charge for personal illustrations, but we reserve the right to charge a fee, not to exceed $25, if you request more than one illustration annually.

                                    * * *

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING THE FUND FEES AND EXPENSES. THE SEPARATE ACCOUNT MORTALITY AND EXPENSE RISK FEES AND THE SEPARATE ACCOUNT ADMINISTRATIVE CHARGE ARE DEDUCTED FROM THE SEPARATE ACCOUNT ON A DAILY BASIS. ALL OF THE OTHER FEES ARE CALCULATED MONTHLY AND DEDUCTED FROM YOUR POLICY VALUE AS PART OF THE MONTHLY DEDUCTION.


             PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

CHARGE                                       WHEN CHARGE IS DEDUCTED                     AMOUNT DEDUCTED
-------------------------------------    -----------------------------   ----------------------------------------------
COST OF INSURANCE(1)
   Minimum and Maximum                             Monthly               Per $1,000 of original Face Amount, the
      charge                                                             minimum is $0.05 and the maximum is
                                                                         $83.33

   Charge for a representative                     Monthly               Per $1,000 of original Face Amount: a
      Policy owner                                                       representative charge is $0.49 (for a Male
                                                                         Standard Non-Smoker Age 53)

MONTHLY ADMINISTRATIVE FEE                         Monthly               $5.00

SEPARATE ACCOUNT MORTALITY AND                       Daily               Annual rate of 0.65% of Separate
   EXPENSE RISK FEES                                                     Account assets (guaranteed not to
                                                                         exceed 0.90%)

SEPARATE ACCOUNT ADMINISTRATIVE          Daily for the first ten         Annual rate of 0.15% of Separate
   CHARGE                                Policy years                    Account assets (guaranteed not to
                                                                         exceed 0.25%)

MONTHLY CHARGES FOR OPTIONAL                       Monthly               Varies depending upon the optional
   BENEFITS(2)                                                           benefits selected, and by the individual
                                                                         characteristics of the Insureds

OTHER INSURED RIDER
   Minimum and Maximum                             Monthly               Per $1,000 of original Face Amount: the
      charge                                                             minimum is $0.06 and the maximum is
                                                                         $83.33

   Charge for a representative                     Monthly               Per $1,000 of original Face Amount: a
      Policy owner                                                       representative charge is $0.51 (for a Male
                                                                         Standard Non-Smoker Age 53)


CHARGE                            WHEN CHARGE IS DEDUCTED              AMOUNT DEDUCTED
------------------------------   ------------------------  ------------------------------------------
WAIVER OF PREMIUM RIDER
  Minimum and Maximum                    Monthly           Per $1000 of the monthly benefit, the
     charge                                                minimum is $0.01 and the maximum is
                                                           $187.51

  Charge for a representative            Monthly           Per $1,000 of original Face Amount: a
     Policy owner                                          representative charge is $0.06 (for a Male
                                                           Standard Non-Smoker Age 53)

GUARANTEED INSURABILITY RIDER
  Minimum and Maximum                    Monthly           Per $1,000 of original Face Amount: the
     charge                                                minimum is $0.03 and the maximum is
                                                           $1.71.

  Charge for a representative            Monthly           Per $1,000 of original Face Amount: a
     Policy owner                                          representative charge is $0.77 (for a Male
                                                           Standard Non-Smoker Age 53)

CHILDREN'S INSURANCE RIDER               Monthly           $0.40 per $1000 of benefit

ACCIDENTAL DEATH BENEFIT RIDER
  Minimum and Maximum                    Monthly           Per $1,000 of original Face Amount: the
     charge                                                minimum is $0.07 and the maximum is
                                                           $0.36.

  Charge for a representative            Monthly           Per $1,000 of original Face Amount: a
     Policy owner                                          representative charge is $0.09 (for a Male
                                                           Standard Non-Smoker Age 53)

LOAN INTEREST(3)                 Paid in arrears annually  8% of the loan amount(3)
                                 (accrues daily)

PAID-UP INSURANCE OPTION                   N/A                             None


----------------------------
(1) COST OF INSURANCE--Charges vary based on individual characteristics such as the age, Policy year, underwriting class, Face Amount and sex of the Insured. We determine the current cost of insurance rates, but we guarantee that we will never charge you a higher cost of insurance rate that the guaranteed rate shown in your Policy. We calculate a separate cost of insurance rate for any increase in the Face Amount based on the Insured's circumstances at the time of the increase. The charges shown in the table may not be representative of the charge that a particular Policy owner will pay. You may obtain more information about the particular charges that apply to you by contacting us at the address or telephone number shown on the back cover of this Prospectus or contact your agent. For more information about the calculation of the cost of insurance charges, see CHARGES AND DEDUCTIONS.

     Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, per $1,000 of original Face Amount: the minimum Cost of Insurance Charge is $0.02 (for Female Preferred Non-Smoker Age 25) and the maximum is $83.33 (for a Male Sub-Standard Smoker Rated 500% & $5 Permanent Flat Extra Age 94).

(2) MONTHLY CHARGES FOR OPTIONAL BENEFITS--The charges for these benefits vary depending upon the optional benefits selected, and by the individual characteristics of the Insureds. The charges shown in the table may not be representative of the charge that a particular Policy owner will pay. You may obtain more information about the particular charges that apply to you by contacting us at the address or telephone number shown on the back cover of this Prospectus or contact your agent.

     OTHER INSURED RIDER--Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, per $1,000 of original Face
     Amount: the minimum charge is $0.06 and the maximum charge is $83.33

     GUARANTEED INSURABILITY RIDER--Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, per $1,000 of original Face Amount: the minimum is $0.03 (for Female Preferred Smoker Age 6) and the maximum is $1.71 (for a Male Standard Smoker Age 65).

     ACCIDENTAL DEATH BENEFIT RIDER--Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, per $1,000 of original Face Amount: the minimum is $0.07 (for Female Preferred Smoker Age 5) and the maximum is $0.36 (for a Male Sub-Standard Smoker Rated Age
     65).

(3) POLICY LOANS--Outstanding Policy loans are charged interest at an annual rate of 8.00%, which accrues daily and is payable in arrears. However, as long as the Policy is in force, the Policy Value in the General Account that is security for the loan amount will be credited with interest at an effective annual yield of at least 6.00% per year.

     PREFERRED LOAN OPTION--A preferred loan option is available under the Policy. After the tenth Policy anniversary the Policy Value in the General Account that is security for the loan amount will be credited with interest at an effective annual yield of at least 7.5%. The Company's current position is to credit a rate of interest equal to the rate being charged for the preferred loan.

                                    * * *

THE NEXT ITEM SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSED CHARGED BY THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND. THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION OF THE UNDERLYING FUNDS ARE AVAILABLE FROM THE SERVICE OFFICE UPON REQUEST.

               ANNUAL FUND OPERATING EXPENSES (TO BE UPDATED)




TOTAL ANNUAL FUND OPERATING EXPENSES                      MINIMUM                            MAXIMUM
---------------------------------------         ---------------------------        ---------------------------
Expenses that are deducted from Fund              Annual charge of 0.56%             Annual charge of 1.39%
assets, including management fees,              of average daily net assets        of average daily net assets
distribution and/or service (12b-1)
fees and other expenses.




-----------------------------
The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits. The expenses of certain Funds are reduced by contractual fee reduction and expense reimbursement arrangements. Other Funds have voluntary fee reduction and/or expense reimbursement arrangements, which may be guaranteed for periods of up to a year or more or which may be terminated at any time.

               THE COMPANY, THE SEPARATE ACCOUNT AND THE FUNDS


WHO IS THE COMPANY?


THE COMPANY.    Unless otherwise specified, any reference to the "Company"
refers to Commonwealth Annuity and Life Insurance Company ("Commonwealth Annuity"). The Company's Principal Office is located at 132 Turnpike Road, Suite 210, Southborough, MA 01772, Telephone 508-460-2400.



The Company is a life insurance company organized under the laws of Delaware in July 1974. Effective December 31, 2002, the Company became a Massachusetts domiciled insurance company. Prior to December 30, 2005, the Company was an indirect wholly-owned subsidiary of The Hanover Insurance Group ("THG"). On that date, THG completed the closing of the sale of the Company to The Goldman Sachs Group, Inc. ("Goldman Sachs"). Effective September 1, 2006, the Company changed its name from Allmerica Financial Life Insurance and Annuity Company to Commonwealth Annuity and Life Insurance Company. Effective April 30, 2013, Goldman Sachs completed the transfer of the common stock of the Company to Global Atlantic (Fin) Company, which is a wholly-owned indirect subsidiary of Global Atlantic Financial Group Limited.


Commonwealth Annuity is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, it is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

At this time, we are relying on an exemption from the periodic reporting requirements of the Securities Exchange Act of 1934, as amended ("Securities Exchange Act"), as provided by Rule 12h-7 under the Securities Exchange Act, to avoid any such periodic reporting obligation. We reserve the right to stop relying on this exemption at any time.


WHAT IS THE SEPARATE ACCOUNT?

In this prospectus, "Separate Account" refers to the VEL II Account of Commonwealth Annuity. The Separate Account is a separate investment account compromised of Sub-Accounts. Each Sub-Account invests in a corresponding investment portfolio ("Fund") of a management investment company. The assets used to fund the variable portion of the Policy are set aside in the Separate Account, and are kept separate from the general assets of the Company. Under Massachusetts law, assets equal to the reserves and other liabilities of the Separate Account may not be charged with any liabilities arising out of any other business of the Company. Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains, or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains or capital losses of the Company, or the other Sub-Accounts. The Company is obligated to pay all amounts promised under the Policies.

The Company reserves the right, subject to compliance with applicable law, to change the names of the Separate Account and the Sub-Accounts. The Company may also offer other variable life insurance policies investing in the Separate Account, which are not discussed in this Prospectus. In addition the Separate Account may invest in other funds that are not available to the Policies described in this prospectus. Subject to the provisions of the Policies, units of the Sub-Accounts are offered on a continuous basis.


WHAT ARE THE FUNDS?

Each Sub-Account invests in a corresponding investment portfolio ("Fund") of an open-end management investment company. The Funds available through this policy are NOT publicly traded. They are only available as variable investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans. The investment advisers of the Funds may manage publicly traded mutual funds with similar names and objectives. However, the Funds are NOT directly related to any publicly traded mutual fund. Consequently, the investment performance of the Funds and any similarly named publicly traded mutual fund may differ substantially.

A summary of investment objectives of each of the Funds is set forth below. Certain Funds have similar investment objectives and/or policies. Therefore, to choose the Sub-Accounts which best meet your needs and objectives, carefully read the prospectuses of the Funds, along with this Prospectus. There can be no assurance that the investment objectives of the Funds can be achieved or that the value of the Policy will equal or exceed the aggregate amount of the premium payments made under the Policy. Sub-Account values will fluctuate; even a Sub-Account investing in a money market fund may have negative returns, particularly if fees and charges are deducted at the Sub-Account level. In some states, insurance regulations may restrict the availability of particular Funds.

MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE FUNDS MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION OF THE UNDERLYING FUNDS ARE AVAILABLE FROM THE SERVICE OFFICE UPON REQUEST BY CALLING 1-800-533-7881.


GOLDMAN SACHS VARIABLE SACHS VARIABLE INSURANCE TRUST (SERVICE SHARES)
ADVISER: GOLDMAN SACHS ASSET MANAGEMENT, L.P.

GOLDMAN SACHS VIT CORE FIXED INCOME FUND--seeks a total return consisting of capital appreciation and income that exceeds the total return of the Barclays Capital U.S. Aggregate Bond Index.

GOLDMAN SACHS VIT EQUITY INDEX FUND--seeks to achieve investment results that correspond to the aggregate price and yield performance of a benchmark index that measures the investment returns of large capitalization stocks. The sub-adviser is SSgA Funds Management, Inc.

GOLDMAN SACHS VIT GROWTH OPPORTUNITIES FUND--seeks long-term growth of capital.

GOLDMAN SACHS VIT HIGH QUALITY FLOATING RATE FUND--seeks a high level of current income, consistent with safety of principal.

GOLDMAN SACHS VIT MID CAP VALUE FUND--seeks long-term capital appreciation.

GOLDMAN SACHS VIT MONEY MARKET FUND--The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

GOLDMAN SACHS VIT STRATEGIC GROWTH FUND--seeks long-term growth of capital.

GOLDMAN SACHS VIT STRATEGIC INTERNATIONAL EQUITY FUND--seeks long-term growth of capital.

GOLDMAN SACHS VIT U.S. EQUITY INSIGHTS FUND--The Fund seeks long-term growth of capital and dividend income.



AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) (SERIES I
SHARES)

ADVISER: INVESCO ADVISERS, INC.

INVESCO V.I. GLOBAL HEALTH CARE FUND--The Fund's investment objective is long-term growth of capital.



AB VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)

ADVISER: ALLIANCEBERNSTEIN L.P.


AB VPS LARGE CAP GROWTH PORTFOLIO--seeks long-term growth of capital. This Portfolio was formerly known as AllianceBernstein VPS Large Cap Growth Portfolio.




DELAWARE VIP TRUST (STANDARDCLASS)

ADVISER: DELAWARE MANAGEMENT COMPANY

DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES--seeks long-term growth without undue risk to principal.


FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
ADVISER: FIDELITY MANAGEMENT & RESEARCH COMPANY

FIDELITY VIP ASSET MANAGER(SM) PORTFOLIO--The fund seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments. Fidelity Investments Money Management, Inc. (FIMM), FMR Co., Inc. (FMRC), and other investment advisers serve as sub-advisers for the fund.



FIDELITY VIP EQUITY-INCOME PORTFOLIO--The fund seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500(R) Index. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.



FIDELITY VIP GROWTH PORTFOLIO--The fund seeks to achieve capital appreciation. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.



FIDELITY VIP HIGH INCOME PORTFOLIO--The fund seeks high level of current income, while also considering growth of capital. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.



FIDELITY VIP OVERSEAS PORTFOLIO--The fund seeks long-term growth of capital. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.




FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2)

ADVISER: FRANKLIN ADVISERS, INC.


FRANKLIN LARGE CAP GROWTH VIP FUND--seeks capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in investments of large capitalization companies.



FRANKLIN SMALL-MID CAP GROWTH VIP FUND--seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization and mid-capitalization companies.



JANUS ASPEN SERIES (SERVICE SHARES)
ADVISER: JANUS CAPITAL MANAGEMENT LLC

JANUS ASPEN JANUS PORTFOLIO--seeks long-term growth of capital.


T. ROWE PRICE INTERNATIONAL SERIES, INC.
ADVISER: T. ROWE PRICE ASSOCIATES, INC.


T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO--seeks to provide long-term growth of capital by investing primarily in the common stocks of established non-U.S. companies. The sub-adviser is T. Rowe Price International Ltd.


                                    * * *

PLEASE NOTE THAT THERE CAN BE NO ASSURANCE THAT ANY MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE PER SHARE. DURING EXTENDED PERIODS OF LOW INTEREST RATES, AND DUE IN PART TO CONTRACT FEES AND EXPENSES, THE YIELDS OF ANY SUBACCOUNT INVESTING IN A MONEY MARKET FUND MAY ALSO BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE. If, pursuant to SEC rules, the Goldman Sachs VIT Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Goldman Sachs VIT Money Market Sub-Account until the Fund is liquidated.

If there is a material change in the investment policy of a fund, we will notify you of the change. If you have Policy Value allocated to that fund, you may without charge reallocate the Policy Value to another fund or to the Fixed Account. We must receive your written request within 60 days of the LATEST of the:

      - Effective date of the change in the investment policy OR

      - Receipt of the notice of your right to transfer.

                                 THE POLICY

As of the date of this Prospectus, the Company has ceased issuing new Policies. This Prospectus provides only a very brief overview of the more significant aspects of the Policy and of the Company's administrative procedures for the benefit of the Company's current Policyowners. The Policy together with its attached application constitutes the entire agreement between you and the Company.


HOW DO I COMMUNICATE WITH THE COMPANY?

You may contact us at the address or telephone number shown on the cover of this Prospectus or by contacting your agent.


EFFECTIVE DATE OF TRANSACTIONS

Once your Policy is in force, the effective date of payments, forms and requests you send is usually determined by the day and time we receive the item in good order at the mailing address that appears in this Prospectus. "Good order" means that we have received all information, letters, forms or other documents, completed to our satisfaction, which we believe are necessary to process the transaction. Premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in good order before the close of business (usually 4:00 p.m. Eastern time, or the close of the New York Stock Exchange, if earlier) on a business day will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another business day. If we receive your payment or request after the close of business on a business day, your payment or request will be effective as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we'll process it as of the end of the next business day.

Other forms, notices and requests are normally effective on the day that we receive them in good order, unless the transaction is scheduled to occur on another business day. Assignments, change of owner and change of beneficiary forms are effective as of the day you sign the assignment or form, once we receive them in good order.


WRITTEN REQUESTS

Whenever this Prospectus refers to a communication as a "written request," it means in writing, in form and substance reasonably satisfactory to us, and received at the mailing address indicated on the cover of this Prospectus. We will process the transaction when the written request is received in good order. For some transactions, including assignments, loans, withdrawals, and surrender of the Policy, we require you to use Company forms. You may obtain Company forms by calling 1-800-533-7881. You may also obtain Company forms at our Company web site: https://cwannuity.se2.com.


TELEPHONE REQUESTS

You have the privilege to make telephone requests. The Company and our agents and affiliates will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, we may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others things, requiring some form of personal identification prior to acting upon instructions received by telephone. All transfer instructions by telephone are tape recorded.

We cannot guarantee that you will always be able to reach us to complete a telephone transaction. We reserve the right to modify or discontinue the privilege to make requests by telephone at any time without prior notice. Under these circumstances, you should submit your request in writing or other form acceptable to us.

HOW DO I APPLY FOR A POLICY?

The Company is not currently issuing new Policies. The following is provided as general information concerning the Company's procedures for issuing policies.

Upon receipt at its Service Office of a completed application from a prospective Policyowner, the Company will follow certain insurance underwriting procedures designed to determine whether the proposed Insured is insurable. This process may involve medical examinations, and may require that further information be provided by the proposed Policyowner before a determination of insurability can be made. The Company reserves the right to reject an application which does not meet its underwriting guidelines, but in underwriting insurance, the Company complies with all applicable federal and state prohibitions concerning unfair discrimination. If the application is approved and the Policy is issued and accepted by you, the initial premium held in the General Account will be credited with interest at a specified rate, beginning not later than the date of receipt of the premium at the Service Office. If a Policy is not issued, the premiums will be returned to you without interest.

It is possible to obtain life insurance protection during the underwriting process through a Conditional Insurance Agreement. If at the time of application you make a payment equal to at least one minimum monthly payment for the Policy as applied for, the Company will provide conditional insurance, subject to the terms of the Conditional Insurance Agreement. This coverage generally will continue for a maximum of 90 days from the date of the application or the completion of a medical exam, should one be required. In no event will any insurance proceeds be paid under the Conditional Insurance Agreement if death is by suicide.


CAN I EXAMINE AND CANCEL THE POLICY OR AN INCREASE IN FACE AMOUNT?

Yes. The Policy provides for an initial "Free-Look" period. You may cancel the Policy by mailing or delivering the Policy to the Service Office or an agent of the Company on or before the latest of:

      - 45 days after the application for the Policy is signed, or

      - 10 days after you receive the Policy (or longer if required by state law), or

      - 10 days after the Company mails or personally delivers a Notice of Withdrawal Rights to you; or

      - 60 days after you receive the Policy, if the Policy was purchased in New York as a replacement for an existing policy.

When you return the Policy, the Company will mail a refund to you within seven days. The refund of any premium paid by check, however, may be delayed until the check has cleared your bank.

Where required by state law, the refund will equal the premiums paid. In all other states or if the Policy was issued in New York as a replacement, the refund will equal the sum of:

(1) the difference between the premiums, including fees and charges paid, and any amounts allocated to the Separate Account, plus

(2)   the value of the amounts allocated to the Separate Account, plus

(3)   any fees or charges imposed on the amounts allocated to the Separate
      Account.

The amount refunded in (1) above includes any premiums allocated to the General Account.


FREE LOOK WITH FACE AMOUNT INCREASES

After an increase in the Face Amount, the Company will mail or personally deliver a notice of a "Free Look" with respect to the increase. You will have the right to cancel the increase before the latest of:

      - 45 days after the application for the increase is signed, or

      - 10 days after you receive the new specifications pages issued for the increase (or longer if required by state law), or

      - 10 days after the Company mails or delivers a Notice of Withdrawal Rights to you.

Upon canceling the increase, you will receive a credit to your Policy Value of charges which would not have been deducted but for the increase. The amount to be credited will be refunded if you so request. The Company also will waive any surrender charge calculated for the increase.


IS THERE A PAID-UP INSURANCE OPTION?

Upon Written Request, a Policyowner may exercise a paid-up insurance option. Paid-up life insurance is fixed insurance, usually having a reduced Face Amount, for the lifetime of the Insured with no further premiums due. If the Policyowner elects this option, certain Policyowner rights and benefits may be limited.

The paid-up fixed insurance will be in the amount that the Surrender Value of the Policy can purchase for a net single premium at the Insured's Age and Underwriting Class on the date this option is elected. The Company will transfer any Policy Value in the Separate Account to the General Account on the date it receives the Written Request to elect the option. If the Surrender Value exceeds the net single premium necessary for the fixed insurance, the Company will pay the excess to the Policyowner. The net single premium is based on the Commissioners 1980 Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Table B for unisex Policies) with increases in the tables for non-standard risks. Interest will not be less than 4.5%.


IF THE PAID-UP INSURANCE OPTION IS ELECTED, THE FOLLOWING POLICYOWNER RIGHTS AND BENEFITS WILL BE AFFECTED:

      - As described above, the paid-up insurance benefit is computed differently from the net death benefit, and the death benefit options will not apply.

      - The Company will transfer the Policy Value in the Separate Account to the General Account on the date it receives the written request to elect the option. The Company will not allow transfers of Policy Value from the General Account back to the Separate Account.

      - The Policyowner may not make further premium payments.

      - The Policyowner may not increase or decrease the Face Amount or make partial withdrawals.

      - Riders will continue only with the Company's consent.

After electing paid-up fixed insurance, the Policyowner may make Policy loans or surrender the Policy for its net cash value. The cash value is equal to the net single premium for paid-up insurance at the Insured's attained age. The net cash value is the cash value less any outstanding loans.


DOES THE COMPANY SUPPORT INCENTIVE FUNDING DISCOUNTING?

Yes. The Company will lower the cost of insurance charges by 5% during any Policy year for which you qualify for an incentive funding discount. To qualify, total premiums paid under the Policy, less any debt, withdrawals and withdrawal charges, and transfers from other policies issued by the Company, must exceed 90% of the guideline level premiums (as defined in Section 7702 of the Internal Revenue Code of 1986 (the "Code"), accumulated from the Date of Issue to the date of qualification. The incentive funding discount is not available in all states.

The amount needed to qualify for the incentive funding discount is determined on the Date of Issue for the first Policy year and on each Policy anniversary for each subsequent Policy year. If the Company receives the proceeds from a Policy issued by an unaffiliated company to be exchanged for the Policy, however, the qualification for the incentive funding discount for the first Policy year will be determined on the date the proceeds are received by the Company, and only insurance charges becoming due after the date such proceeds are received will be eligible for the incentive funding discount.

HOW DO I MAKE PAYMENTS?

Payments are payable to the Company, and may be mailed to the Service Office or paid through one of the Company's authorized agents. All premium payments after the initial premium payment are credited to the Separate Account or the General Account as of date of receipt at the Service Office. Payments received before the close of business (usually 4:00 p.m. Eastern time, or the close of the New York Stock Exchange, if earlier) on a business day will normally be credited to the Variable Account or the Fixed Account as of the end of that day. If we receive your payment after the close of business on a business day, your payment or request will be effective as of the end of the next business day.


PREMIUM FLEXIBILITY

Unlike conventional insurance policies, the Policy does not obligate you to pay premiums in accordance with a rigid and inflexible premium schedule. You may establish a schedule of planned premiums which will be billed by the Company at regular intervals. Failure to pay planned premiums will not itself cause the Policy to lapse. However, if the optional Guaranteed Death Benefit rider is in effect, certain minimum premium payment tests must be met.

You also may make unscheduled premium payments at any time prior to the Final Premium Payment Date or skip planned premium payments, subject to the maximum and minimum premium limitations described below.

You also may elect to pay premiums by means of a monthly automatic payment procedure. Under this procedure, amounts will be deducted each month from your checking account, generally on the Monthly Payment Date, from your checking account and applied as a premium under a Policy. The minimum payment permitted under this procedure is $50.

Premiums are not limited as to frequency and number. No premium payment may be less than $100, however, without the Company's consent. Moreover, premium payments must be sufficient to provide a positive Surrender Value at the end of each Policy month, or the Policy may lapse.


MINIMUM MONTHLY FACTOR

The Minimum Monthly Factor is a monthly premium amount calculated by the Company and specified in the Policy. If, in the first 48 Policy months following Date of Issue or the effective date of an increase in the Face Amount or of a Policy Change which causes a change in the Minimum Monthly Factor:

      - You make premium payments (less debt, partial withdrawals and partial withdrawal charges) at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase in Face Amount or Policy Change has been in force, and

      - Debt does not exceed Policy Value less surrender charges, then

      - the Policy is guaranteed not to lapse during that period.


EXCEPT FOR THE 48 POLICY MONTH PERIODS, MAKING MONTHLY PAYMENTS AT LEAST EQUAL TO THE MINIMUM MONTHLY FACTOR DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE.

In no event may the total of all premiums paid exceed the current maximum premium limitations set forth in the Policy, which are required by federal tax laws. These maximum premium limitations will change whenever there is any change in the Face Amount, the deletion of a rider, or a change in the Sum Insured Option. If a premium is paid which would result in total premiums exceeding the current maximum premium limitations, the Company will accept only that portion of the premiums that shall make total premiums equal the maximum. Any part of the premiums in excess of that amount will be returned, and no further premiums will be accepted until allowed by the current maximum premium limitation prescribed by Internal Revenue Service ("IRS") rules.

Notwithstanding the current maximum premium limitations, however, the Company will accept a premium that is needed in order to prevent a lapse of the Policy during a Policy year.


HOW DO I ALLOCATE MY NET PAYMENTS?

The Net Premium equals the premium paid less the 3.50% tax expense charge. In the application for a Policy, you indicate the initial allocation of Net Premiums among the General Account and the Sub-Accounts of the Separate Account. You may allocate premiums to one or more Sub-Accounts, but may not have Policy Value in more than 20 Sub-Accounts at any one time. The minimum amount that may be allocated to a Sub-Account is 1% of Net Premium paid. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%.


FUTURE CHANGES ALLOWED

You may change the allocation of future Net Premiums by written or telephone request. An allocation change will be effective as of the date of receipt of the request in good order at the Service Office.


INVESTMENT RISK

The Policy Value in the Sub-Accounts will vary with their investment experience. You bear this investment risk. The investment performance may affect the Death Proceeds as well. Policyowners should periodically review their allocations of premiums and Policy Value in light of market conditions and overall financial planning requirements.


CAN I MAKE TRANSFERS?

Yes. Subject to the Company's then current rules, you may transfer the Policy Value among the Sub-Accounts or between a Sub-Account and the General Account. However, the Policy Value held in the General Account to secure a Policy loan may not be transferred. If we receive a transfer request after the close of business (generally 4:00 p.m. Eastern time or the close of the New York Stock Exchange, if earlier), it will be effected at the end of the next business day.


IS THE TRANSFER PRIVILEGE SUBJECT TO ANY LIMITATIONS?

Yes. The transfer privilege is subject to the Company's consent. The Company reserves the right to impose limitations on transfers including, but not limited to:

      - the minimum or maximum amount that may be transferred,

      - the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account,

      - the minimum period of time between transfers, and

      - the maximum number of transfers in a period.

If you request a transfer from a Sub-Account that is higher than your Policy Value in the Sub-Account on the valuation date for the transfer request (for example, if you request a transfer of $100 from a Sub-Account and the Policy Value in the Sub-Account is only $98 on the valuation date), we will transfer all of the Policy Value in the Sub-Account.

Currently, transfers to and from the General Account are permitted only if:

      - There has been at least a 90-day period since the last transfer from the General Account, and

      - the amount transferred from the General Account in each transfer does not exceed the lesser of $100,000 or 25% of the Accumulated Value under the Policy.

Currently, the first 12 transfers in a Policy year will be free of a transfer charge. Thereafter, a $10 transfer charge will be deducted from the amount transferred for each transfer in that Policy year. The Company may increase or decrease this charge, but it is guaranteed never to exceed $25. Any transfers made with respect to a conversion privilege, Policy loan or material change in investment Policy will not count towards the 12 free transfers.

These rules are subject to change by the Company.


ARE THERE RESTRICTIONS ON DISRUPTIVE TRADING?

This Policy is not designed for use by individuals, professional market timing organizations, or other entities that engage in short-term trading, frequent transfers, programmed transfers or transfers that are large in relation to the total assets of an Fund (collectively, "Disruptive Trading"). These activities may require the Fund to maintain undesirable large cash positions or frequently buy or sell portfolio securities. Such transfers may dilute the value of the Fund's shares, interfere with the efficient management of the Fund's portfolio, and increase brokerage and administrative costs of the Funds. As a result, Disruptive Trading may adversely affect an Fund's ability to invest effectively in accordance with its investment objectives and policies, and may harm other Policy Owners.

In order to protect our Policy Owners and the Funds from potentially harmful trading activity, we utilize certain policies and procedures that are designed to detect and prevent disruptive trading among the Funds (the "Disruptive Trading Procedures"). Our Disruptive Trading Procedures consider certain factors in order to identify Disruptive Trading activity, including the following:

      - the number of transfers made over a period of time;

      - the length of time between transfers;

      - whether the transfers follow a pattern that appears to be designed to take advantage of short term market fluctuations, particularly within certain Funds;

      - the dollar amount(s) requested for transfers; and

      - whether the transfers are part of a group of transfers made by a third party on behalf of several individual Policy Owners; and

      - the investment objectives and/or size of the Funds.

We may increase our monitoring of Policy Owners who engage in what we perceive to be disruptive trading, including investigating the transfer patterns within multiple contracts owned by the same Policy Owners. We will also investigate any patterns of disruptive trading identified by the Funds that may not have been captured by our Disruptive Trading Procedures.

Our Disruptive Trading Procedures may vary from Sub-Account to Sub-Account. The Disruptive Trading Procedures limit the number of transfers a Policy Owner may make during a given period, limit the number of times a Policy Owner may transfer into particular funds during a given period, and place restrictions as to the time or means of transfers (for example, transfer instructions are required by a certain daily time cutoff), among other things. In certain states, the Disruptive Trading Procedures apply dollar or percentage limitations, rather than restrictions on the number of transfers. Subject to the terms of the Policy, the Company reserves the right to impose, without prior notice, additional or alternate restrictions on allocations and transfers that it determines, in its sole discretion, will disadvantage or potentially hurt the rights or interests of other Policy Owners or other holders of the Funds.

In addition, some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. If an Fund refuses a transfer request from the Company, the Company may not be able to effect certain allocations or transfers that a Policy Owner has requested. In the future, some Funds may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Funds.

We apply our Disruptive Trading Procedures consistently without special arrangement, waiver, or exception. However, the Company's ability to detect and deter Disruptive Trading and to consistently apply the Disruptive Trading Procedures may be limited by operational systems and technological limitations. Policy Owners seeking to engage in such transfer activities may employ a variety of strategies to avoid detection. Because identifying Disruptive Trading involves judgments that are inherently subjective, the Company cannot provide assurances that its Disruptive Trading Procedures will detect every Policy Owner who engages in disruptive trading. In addition, the terms of some contracts previously issued by the Company, historical practices or actions, litigation, or certain regulatory restrictions may limit the Company's ability to apply transfer or other restrictions.

If we are unable to detect Disruptive Trading or are unable to restrict Disruptive Trading because of contract provisions, you may experience dilution in the value of your Fund shares. There may be increased brokerage and administrative costs within the Funds, which may result in lower long-term returns for your investments. Additionally, because other insurance companies and/or retirement plans may invest in the Funds, we cannot guarantee that the Funds will not suffer harm from disruptive trading within the variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

Under rules recently adopted by the Securities and Exchange Commission, effective April 16, 2007, we will be required to: (1) enter into a written agreement with each Fund or its principal underwriter that will obligate us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading policies established by the Fund.


IS THERE A DOLLAR-COST AVERAGING OPTION OR AUTOMATIC REBALANCING OPTION?

Yes. You may have automatic transfers of at least $100 a month made on a periodic basis:

      - from the Sub-Accounts which invest in the Goldman Sachs VIT Money Market Fund and Goldman Sachs VIT Government Income Fund, respectively, to one or more of the other Sub-Accounts ("Dollar-Cost Averaging Option"), or

      - to reallocate Policy Value among the Sub-Accounts ("Automatic Rebalancing Option").

Automatic transfers may be made on a monthly, bi-monthly, quarterly, semi-annual or annual schedule. The first automatic transfer counts as one transfer towards the 12 free transfers allowed in each Policy year; each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made free of charge. Generally, all transfers will be processed on the 15th of each scheduled month. If the 15th is not a business day, however, or is the Monthly Payment Date, the automatic transfer will be processed on the next business day. The Dollar-Cost Averaging Option and the Automatic Rebalancing Option may not be in effect at the same time.

If the policy goes into a grace period (see WHAT ARE THE TERMINATION PROVISIONS OF THE POLICY? under TERMINATION AND REINSTATEMENT), automatic Dollar Cost Averaging and Automatic Account Rebalancing transactions are suspended. If you make sufficient payments to keep the policy in force, Dollar Cost Averaging and Automatic Account Rebalancing will resume with the next scheduled automatic transaction.


CAN I MAKE FUTURE CHANGES UNDER MY POLICY?

Yes. There are several changes you can make after receiving your Policy, within limits. You may:

      - Cancel your Policy under its right-to-examine provision

      - Transfer your ownership to someone else

      - Change the beneficiary

      - Change the allocation of payments, with no tax consequences under current law

      - Make transfers of Policy Value among the funds

      - Adjust the death benefit by increasing or decreasing the Face Amount

      - Add or remove certain optional insurance benefits


HOW DO I CHANGE THE FACE AMOUNT OF MY POLICY?

Subject to certain limitations, you may increase or decrease the specified Face Amount of a Policy at any time by submitting a Written Request to the Company. Any increase or decrease in the specified Face Amount requested by you will become effective on the Monthly Payment Date on or next following the date of receipt of the request at the Service Office or, if Evidence of Insurability is required, the date of approval of the request.


INCREASES IN THE FACE AMOUNT

Along with the Written Request for an increase, you must submit satisfactory Evidence of Insurability. The consent of the Insured also is required whenever the Face Amount is increased. A request for an increase in the Face Amount may not be less than $10,000. You may not increase the Face Amount after the Insured reaches Age 85. An increase must be accompanied by an additional premium if the Surrender Value is less than $50 plus an amount equal to the sum of two Minimum Monthly Factors.

On the effective date of each increase in the Face Amount, a transaction charge of $40 will be deducted from the Policy Value for administrative costs. The effective date of the increase will be the first Monthly Payment Date on or following the date all of the conditions for the increase are met.

An increase in the Face Amount generally will affect the Insurance Amount at Risk, and may affect the portion of the Insurance Amount at Risk included in various Premium Classes (if more than one Premium Class applies), both of which may affect the monthly cost of insurance charges. A surrender charge also will be calculated for the increase.

After increasing the Face Amount, you will have the right (1) during a Free-Look Period, to have the increase canceled and the charges which would not have been deducted but for the increase will be credited to the Policy, and (2) during the first 24 months following the increase, to transfer any or all Policy Value to the General Account free of charge. A refund of charges which would not have been deducted but for the increase will be made at your request.


DECREASES IN THE FACE AMOUNT

The minimum amount for a decrease in the Face Amount is $10,000. The Face Amount in force after any decrease may not be less than $50,000. If, following a decrease in the Face Amount, the Policy would not comply with the maximum premium limitation applicable under the IRS Rules, the decrease may be limited or Policy Value may be returned to the Policyowner (at your election) to the extent necessary to meet the requirements. A return of Policy Value may result in tax liability to you.

A decrease in the Face Amount will affect the total Insurance Amount at Risk and the portion of the Insurance Amount at Risk covered by various Premium Classes, both of which may affect a Policyowner's monthly cost of insurance charges. For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in the following order:

      - the Face Amount provided by the most recent increase;

      - the next most recent increases successively; and

      - the initial Face Amount.

This order also will be used to determine whether a surrender charge will be deducted and in what amount. If you request a decrease in the Face Amount, the amount of any surrender charge deducted will reduce the current Policy Value. You may specify one Sub-Account from which the surrender charge will be deducted. If no specification is provided, the Company will make a Pro-Rata Allocation. The current surrender charge will be reduced by the amount deducted.


CAN I CONVERT MY POLICY INTO A FIXED POLICY?

Once during the first 24 months after the Date of Issue or after the effective date of an increase in Face Amount (assuming the Policy is in force), you may convert your Policy without Evidence of Insurability to a flexible premium adjustable life insurance policy with fixed and guaranteed minimum benefits. Assuming that there have been no increases in the initial Face Amount, you can accomplish this within 24 months after the Date of Issue by transferring, without charge, the Policy Value in the Separate Account to the General Account and by simultaneously changing your premium allocation instructions to allocate future premium payments to the General Account. Within 24 months after the effective date of each increase, you can transfer, without charge, all or part of the Policy Value in the Separate Account to the General Account and simultaneously change your premium allocation instructions to allocate all or part of future premium payments to the General Account.

Where required by state law, at your request the Company will issue a flexible premium adjustable life insurance Policy to you. The new Policy will have the same Face Amount, Issue Age, Dates of Issue, and Premium Class as the original Policy.


CAN I MAKE POLICY LOANS?

You may borrow against the Policy Value. Policy loans may be obtained by request to the Company on the sole security of the Policy. The total amount which may be borrowed is the Loan Value. While a loan is outstanding, you may continue to make Premium Payments into the Policy.

In the first Policy year, the Loan Value is 75% of Policy Value reduced by applicable surrender charges, as well as Monthly Deductions and interest on Debt to the end of the Policy year. The Loan Value in the second Policy year and thereafter is 90% of an amount equal to the Policy Value reduced by applicable surrender charges. There is no minimum limit on the amount of the loan.

You must use Company forms to request a loan. You may obtain a Company loan form by calling 1-800-533-7881. You may also obtain a Company loan form at our Company web site, https://cwannuity.se2.com.

The loan amount normally will be paid within seven days after the Company receives the written loan request on a Company loan form at the Service Office, but the Company may delay payments under certain circumstances.

A Policy loan may be allocated among the General Account and one or more Sub-Accounts. If you do not make an allocation, the Company will make a Pro-Rata Allocation based on the amounts in the Accounts on the date the Company receives the loan request. The Policy Value in each Sub-Account equal to the Policy loan allocated to such Sub-Account will be transferred to the General Account as security for the loan, and the number of Accumulation Units equal to the Policy Value so transferred will be canceled. This will reduce the Policy Value in these Sub-Accounts. These transactions are not treated as transfers for purposes of the transfer charge.

The Policy loan rights of Policyowners who are participants under Section 403(b) plans are restricted.


LOAN AMOUNT EARNS INTEREST IN GENERAL ACCOUNT

As long as the Policy is in force, the Policy Value in the General Account that is security for the loan amount will be credited with interest at an effective annual yield of at least 6.00% per year. NO ADDITIONAL INTEREST WILL BE CREDITED TO SUCH POLICY VALUE.

PREFERRED LOAN OPTION

A preferred loan option is available under the Policy. The preferred loan option will be available upon written request. It may be revoked by you at any time. You may change a preferred loan to a non-preferred loan at any time upon written request. If this option has been selected, after the tenth Policy anniversary the Policy Value in the General Account that is equal to the loan amount will be credited with interest at an effective annual yield of at least 7.5%. The Company's current position is to credit a rate of interest equal to the rate being charged for the preferred loan.

There is some uncertainty as to the tax treatment of preferred loans, which may be treated as a taxable distribution from the Policy. Consult a qualified tax adviser. THE PREFERRED LOAN OPTION IS NOT AVAILABLE IN ALL STATES.


LOAN INTEREST CHARGED

Outstanding Policy loans are charged interest. Interest accrues daily and is payable in arrears at the annual rate of 8%. Interest is due and payable at the end of each Policy year or on a pro-rata basis for such shorter period as the loan may exist. Interest not paid when due will be added to the loan amount and will bear interest at the same rate. If the new loan amount exceeds the Policy Value in the General Account after the due and unpaid interest is added to the loan amount, the Company will the transfer Policy Value equal to that excess loan amount from the Policy Value in each Sub-Account to the General Account as security for the excess loan amount. The Company will allocate the amount transferred among the Sub-Accounts in the same proportion that the Policy Value in each Sub-Account bears to the total Policy Value in all Sub-Accounts.


REPAYMENT OF LOANS

Loans may be repaid at any time prior to the lapse of the Policy. Upon repayment of the Debt, the portion of the Policy Value that is in the General Account securing the loan repaid will be allocated to the various Accounts and increase the Policy Value in such accounts in accordance with your instructions. If you do not make a repayment allocation, the Company will allocate Policy Value in accordance with your most recent premium allocation instructions; provided, however, that loan repayments allocated to the Separate Account cannot exceed the Policy Value previously transferred from the Separate Account to secure the Debt.

If Debt exceeds the Policy Value less the surrender charge, the Policy will terminate. A notice of such pending termination will be mailed to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Policy will terminate with no value.


EFFECT OF POLICY LOANS

Policy loans may be repaid at any time prior to the lapse of the Policy. However, because Policy loans do not participate in the investment experience of the Separate Account, Policy loans will permanently affect the Policy Value and Surrender Value, and may permanently affect the Death Proceeds, whether or not the loan is repaid. The effect could be favorable or unfavorable, depending upon whether the investment performance of the Sub-Account(s) is less than or greater than the interest credited to the Policy Value in the General Account that is security for the loan. Moreover, outstanding Policy loans and the accrued interest will be deducted from the proceeds payable upon the death of the Insured or surrender. ALLOWING THE POLICY TO LAPSE WITH A LOAN OUTSTANDING MAY HAVE SIGNIFICANT TAX CONSEQUENCES; PLEASE CONSULT A QUALIFIED TAX
ADVISOR.


ARE POLICY LOANS PERMITTED IF THE POLICY WAS ISSUED IN CONNECTION WITH A TSA
PLAN?

If your Policy was issued in connection with a TSA plan, Policy loans are permitted in accordance with the terms of the Policy. However, if a Policy loan does not comply with the requirements of Code

Section 72(p), the TSA plan may become disqualified and Policy Values may be includible in your current income. Policy loans must meet the following additional requirements:

      - Loans must be repaid within five years, except when the loan is used to acquire any dwelling unit which within a reasonable time is to be used as the Policy owner's principal residence.

      - All Policy loans must be amortized on a level basis with loan repayments being made not less frequently than quarterly.

      - The sum of all outstanding loan balances for all loans from all of your TSA plans may not exceed the lesser of:

           - $50,000 reduced by the excess (if any) of the highest outstanding balance of loans from all of the Policy owner's TSA plans during the one-year period preceding the date of the loan, minus the outstanding balance of loans from the Policy owner's TSA plans on the date on which such loan was made;

                                     OR

           - 50% of the Policy owner's non-forfeitable accrued benefit in all of his/her TSA plans, but not less than $10,000.

A QUALIFIED TAX ADVISER SHOULD BE CONSULTED BEFORE REQUESTING A POLICY LOAN IN CONNECTION WITH A TSA PLAN.


CAN I SURRENDER THE POLICY?

Yes. You may surrender the Policy and receive its Surrender Value. You must use Company forms to surrender the Policy. You may obtain a Company surrender form by calling 1-800-533-7881. The Surrender Value will be calculated as of the Valuation Date on which the Policy and completed surrender forms are received in good order at the Service Office.

The Surrender Value is equal to:

      - the Policy Value, MINUS

      - any Debt and applicable surrender charges.

A surrender charge is calculated upon issuance of the Policy and from the effective date of any increase in the Face Amount. The duration of the surrender charge is 15 years for issue Ages 0 through 50, grading down to 10 years for issue Ages 55 and above.

The proceeds on surrender may be paid in a single lump sum or under one of the payment options. Normally, the Company will pay the Surrender Value within seven days following the Company's receipt of the surrender request, but the Company may delay payment under the circumstances described under OTHER INFORMATION--CAN THE COMPANY DELAY PAYMENTS TO ME?

The surrender rights of Policyowners who are participants under Section 403(b) plans or who are participants in the Texas Optional Retirement Program (Texas
ORP) are restricted.

For important tax consequences which may result from surrender, see FEDERAL TAX CONSIDERATIONS.


CAN I MAKE PARTIAL WITHDRAWALS?

Yes. Any time after the first Policy year, you may withdraw a portion of the Surrender Value of your Policy, subject to the limits stated below. You must use Company forms to request a withdrawal. You may obtain a Company withdrawal form by calling 1-800-533-7881. You may also obtain a Company withdrawal form at our Company web site, https://cwannuity.se2.com. The written request on a Company withdrawal form must indicate the dollar amount you wish to receive and the Accounts from which such amount is to be withdrawn. You may allocate the amount withdrawn among the Sub-Accounts and the General Account. If you do not provide allocation instructions, the Company will make a Pro-Rata Allocation. Each partial withdrawal must be in a minimum amount of $500.

Under Sum Insured Option 1, the Face Amount is reduced by the amount of the withdrawal, and a withdrawal will not be allowed if it would reduce the Face Amount below $40,000. See THE DEATH BENEFIT.

A withdrawal from a Sub-Account will result in the cancellation of the number of Accumulation Units equivalent in value to the amount withdrawn. The amount withdrawn equals the amount requested by you plus the transaction charge and any applicable partial withdrawal charge. Normally, the Company will pay the amount of the partial withdrawal within seven days following the Company's receipt of the partial withdrawal request, but the Company may delay payment under certain circumstances.

The withdrawal rights of Policyowners who are participants under Section 403(b) plans or who are participants in the Texas Optional Retirement Program (Texas
ORP) are restricted. For important tax consequences which may result from partial withdrawals, see FEDERAL TAX CONSIDERATIONS.


WHAT IS THE POLICY VALUE?

The Policy Value is the total amount available for investment, and is equal to the sum of:

      - your accumulation in the General Account, plus

      - the value of the Accumulation Units in the Sub-Accounts.

The Policy Value is used in determining the Surrender Value (the Policy Value less any Debt and applicable surrender charges). There is no guaranteed minimum Policy Value. Because the Policy Value on any date depends upon a number of variables, it cannot be predetermined.

The Policy Value and the Surrender Value will reflect the frequency and amount of Net Premiums paid, interest credited to accumulations in the General Account, the investment performance of the chosen Sub-Accounts, any partial withdrawals, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Policy.


CALCULATION OF POLICY VALUE

The Policy Value is determined first on the Date of Issue and thereafter on each Valuation Date. On the Date of Issue, the Policy Value will be the Net Premiums received, plus any interest earned during the underwriting period when premiums are held in the General Account (before being transferred to the Separate Account) less any Monthly Deductions due. On each Valuation Date after the Date of Issue the Policy Value will be:

      - the aggregate of the values in each of the Sub-Accounts on the Valuation Date, determined for each Sub-Account by multiplying the value of an Accumulation Unit in that Sub-Account on that date by the number of such Accumulations Units allocated to the Policy; plus

      - the value in the General Account (including any amounts transferred to the General Account as collateral with respect to a loan).

Thus, the Policy Value is determined by multiplying the number of Accumulation Units in each Sub-Account by the value of the applicable Accumulation Units on the particular Valuation Date, adding the products, and adding the amount of the accumulations in the General Account, if any.


THE ACCUMULATION UNIT

Each Net Premium is allocated to the Sub-Account(s) selected by you. Allocations to the Sub-Accounts are credited to the Policy in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account.

The number of Accumulation Units of each Sub-Account credited to the Policy is equal to the portion of the Net Premium allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received at the Service Office. The number of Accumulation Units will remain fixed unless changed by a subsequent split of Accumulation Unit value, transfer, partial withdrawal or Policy surrender. In addition, if the Company is deducting the Monthly Deduction or other charges from a Sub-Account, each such deduction will result in cancellation of a number of Accumulation Units equal in value to the amount deducted.

The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account. That experience, in turn, will reflect the investment performance, expenses and charges of the respective Fund. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Sub-Account. The dollar value of an Accumulation Unit on a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Policy is received) when there is a sufficient degree of trading in an Fund's securities such that the current net asset value of the Sub-Accounts may be affected materially.


NET INVESTMENT FACTOR

The net investment factor measures the investment performance of a Sub-Account of the Separate Account during the Valuation Period just ended. The net investment factor for each Sub-Account is equal to 1.0000 plus the number arrived at by dividing (a) by (b) and subtracting (c) and (d) from the result, where:

(a) is the investment income of that Sub-Account for the Valuation Period, plus capital gains, realized or unrealized, credited during the Valuation Period; minus capital losses, realized or unrealized, charged during the Valuation Period; adjusted for provisions made for taxes, if any;

(b) is the value of that Sub-Account's assets at the beginning of the Valuation Period;

(c) is a charge for each day in the Valuation Period equal, on an annual basis, to 0.65% of the daily net asset value of that Sub-Account for mortality and expense risks. This charge may be increased or decreased by the Company, but may not exceed 0.90%; and

(d) is the Separate Account administrative charge for each day in the Valuation Period equal, on an annual basis, to 0.15% of the daily net asset value of that Sub-Account. The administrative charge may be increased or decreased by the Company, but may not exceed 0.25%. This charge is applicable only during the first ten Policy years.

The net investment factor may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease. You bear the investment risk.

Allocations to the General Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company.

                              THE DEATH BENEFIT

As long as the Policy remains in force (see TERMINATION AND REINSTATEMENT), upon due proof of the Insured's death, the Company will pay the Death Proceeds of the Policy to the named Beneficiary. The Company normally will pay the Death Proceeds within seven days of receiving due proof of the Insured's death, but the Company may delay payments under certain circumstances. See OTHER INFORMATION--CAN THE COMPANY DELAY PAYMENTS TO ME? The Death Proceeds may be received by the Beneficiary in cash or under one or more of the payment options set forth in the Policy. See THE DEATH BENEFIT--WHAT ARE THE DEATH PROCEEDS PAYMENT OPTIONS?

Prior to the Final Premium Payment Date, the Death Proceeds are equal to:

      - the Sum Insured provided under Option 1 or Option 2, whichever is elected and in effect on the date of death; plus

      - any additional insurance on the Insured's life that is provided by rider; minus

      - any outstanding Debt, any partial withdrawals and partial withdrawal charges, and any Monthly Deductions due and unpaid through the Policy month in which the Insured dies.

After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Policy, unless the Guaranteed Death Benefit Rider is in effect. If the Guaranteed Death Benefit Rider is in effect, the Death Proceed equal the greater of the Face Amount or Surrender Value. The amount of Death Proceeds payable will be determined as of the date the Company receives due proof of the Insured's death for Option 2 and on the date of the Insured's death for Option 1.


WHAT ARE THE SUM INSURED OPTIONS?

The Policy provides two Sum Insured Options: Option 1 and Option 2, as described below. You designate the desired Sum Insured Option in the application. You may change the Option once per Policy year by written request. There is no charge for a change in Option.

Under Option 1, the Sum Insured is equal to the greater of the Face Amount of insurance or the Guideline Minimum Sum Insured. Under Option 2, the Sum Insured is equal to the greater of the Face Amount of insurance plus the Policy Value or the Guideline Minimum Sum Insured.


GUIDELINE MINIMUM SUM INSURED

To remain qualified as "life insurance" for federal tax purposes, federal tax law requires that policies have a minimum amount of pure life insurance protection in relation to the size of the Policy Value. The Guideline Minimum Sum Insured is used to determine compliance with this requirement. So long as the Policy qualifies as a life insurance contract, the insurance proceeds will be excluded from the gross income of the Beneficiary.


                     GUIDELINE MINIMUM SUM INSURED TABLE


                                                                            PERCENTAGE OF
         AGE OF INSURED ON DATE OF DEATH                                    POLICY VALUE
         -----------------------------------------------------------------  -------------
         40 and under.....................................................      250%
         45...............................................................      215%
         50...............................................................      185%
         55...............................................................      150%
         60...............................................................      130%
         65...............................................................      120%
         70...............................................................      115%
         75...............................................................      105%


                                                                            PERCENTAGE OF
         AGE OF INSURED ON DATE OF DEATH                                    POLICY VALUE
         -----------------------------------------------------------------  -------------
         80...............................................................      105%
         85...............................................................      105%
         90...............................................................      105%
         95 and above.....................................................      100%

For the Ages not listed, the progression between the listed Ages is linear.

Under both Option 1 and Option 2, the Sum Insured provides insurance protection. Under Option 1, the Sum Insured remains level unless the applicable percentage of Policy Value under the Guideline Minimum Sum Insured exceeds the Face Amount, in which case the Sum Insured will vary as the Policy Value varies. Under Option 2, the Sum Insured varies as the Policy Value changes.

For any Face Amount, the amount of the Sum Insured (and the Death Proceeds) will be greater under Option 2 than under Option 1. This is because the Policy Value is added to the specified Face Amount and included in the Death Proceeds only under Option 2. Under Option 2, however, the cost of insurance included in the Monthly Deduction will be greater, and the rate at which Policy Value will accumulate will be slower (assuming the same specified Face Amount and the same actual premiums paid). See CHARGES AND DEDUCTIONS--WHAT IS THE MONTHLY DEDUCTION?

If you desire to have premium payments and investment performance reflected in the amount of the Sum Insured, you should choose Option 2. If you desire premium payments and investment performance reflected to the maximum extent in the Policy Value, you should select Option 1.


CAN I CHANGE THE SUM INSURED OPTION?

Generally, the Sum Insured Option in effect may be changed once each Policy year by sending a Written Request for change to the Service Office. Changing Sum Insured Options will not require Evidence of Insurability. The effective date of any such change will be the Monthly Payment Date on or following the date of receipt of the request. No charges will be imposed on changes in Sum Insured Options.


CHANGE FROM OPTION 1 TO OPTION 2

If the Sum Insured Option is changed from Option 1 to Option 2, the Face Amount will be decreased to equal the Sum Insured less the Policy Value on the effective date of the change. This change may not be made if it would result in a Face Amount of less than $40,000. A change from Option 1 to Option 2 will not alter the amount of the Sum Insured at the time of the change, but will affect the determination of the Sum Insured from that point on. Because the Policy Value will be added to the new specified Face Amount, the Sum Insured will vary with the Policy Value. Under Option 2, the Insurance Amount at Risk always will equal the Face Amount unless the Guideline Minimum Sum Insured is in effect. The cost of insurance also may be higher or lower than it otherwise would have been without the change in Sum Insured Option. See CHARGES AND DEDUCTIONS--WHAT IS THE MONTHLY DEDUCTION?


CHANGE FROM OPTION 2 TO OPTION 1

If the Sum Insured Option is changed from Option 2 to Option 1, the Face Amount will be increased to equal the Sum Insured which would have been payable under Option 2 on the effective date of the change (i.e., the Face Amount immediately prior to the change plus the Policy Value on the date of the change). The amount of the Sum Insured will not be altered at the time of the change. The change in option, however, will affect the determination of the Sum Insured from that point on, since the Policy Value no longer will be added to the Face Amount in determining the Sum Insured; the Sum Insured will equal the new Face Amount (or, if higher, the Guideline Minimum Sum Insured). The cost of insurance may be higher or lower than it otherwise would have been since any increases or decreases in Policy Value will reduce or increase, respectively, the Insurance Amount at Risk under Option 1. Assuming a positive net investment return with respect to any amounts in the Separate Account, changing the Sum Insured Option from Option 2 to Option 1 will reduce the Insurance Amount at Risk and therefore the cost of insurance charge for all subsequent Monthly Deductions, compared to what such charge would have been if no such change were made.

A change in Sum Insured Option may result in total premiums paid exceeding the then-current maximum premium limitation determined by IRS Rules. In such event, the Company will pay the excess to the Policyowner.


IS A GUARANTEED DEATH BENEFIT AVAILABLE?

Yes. An optional Guaranteed Death Benefit Rider is available only at issue of the Policy. If this rider is in effect, the Company:

      - guarantees that your Policy will not lapse regardless of the investment performance of the Separate Account and

      - provides a guaranteed death benefit.

In order to maintain the Guaranteed Death Benefit Rider, certain minimum premium payment tests must be met on each Policy anniversary and within 48 months following the Date of Issue and/or the date of any increase in Face Amount, as described below. In addition, a one-time administrative charge of $25 is deducted from Policy Value when the Rider is elected. Certain transactions, including Policy Loans, partial withdrawals, and changes in Sum Insured Options, can result in the termination of the rider. If this rider is terminated, it cannot be reinstated.


GUARANTEED DEATH BENEFIT TESTS

While the Guaranteed Death Benefit Rider is in effect, the Policy will not lapse if the following two tests are met:

1. Within 48 months following the Date of Issue of the Policy or of any increase in the Face Amount, the sum of the premiums paid, less any debt, partial withdrawals and withdrawal charges, must be greater than the Minimum Monthly Factors (if any) multiplied by the number of months which have elapsed since the Date of Issue or the effective date of increase; and

2.    On each Policy anniversary, (a) must exceed (b), where, since the Date of
      Issue:

      (a) is the sum of your premiums, less any withdrawals, partial withdrawal charges and debt which is classified as a preferred loan; and

      (b) is the sum of the minimum guaranteed death benefit premiums, as shown on the specifications page of the Policy.


GUARANTEED DEATH BENEFIT

If the Guaranteed Death Benefit Rider is in effect on the Final Premium Payment Date, guaranteed Death Proceeds will be provided as long as the rider is in force. The Death Proceeds will be the greater of:

      - the Face Amount as of the Final Premium Payment Date; or

      - the Policy Value as of the date due proof of death is received by the Company.


TERMINATION OF THE GUARANTEED DEATH BENEFIT RIDER

The Guaranteed Death Benefit Rider will end and may not be reinstated on the first to occur of the following:

      - foreclosure of a Policy Loan; or

      - the date on which the sum of your payments does not meet or exceed the applicable Guaranteed Death Benefit test (above); or any Policy change that results in a negative guideline level premium; or

      - the effective date of a change from Sum Insured Option 2 to Sum Insured Option I, if such change occurs within 5 Policy years of the Final Premium Payment Date; or

      - a request for a partial withdrawal or preferred loan is made after the Final Premium Payment Date.

It is possible that the Policy Value will not be sufficient to keep the Policy in force on the first Monthly Payment Date following the date the Rider terminates. The net amount payable to keep the Policy in force will never exceed the surrender charge plus three Monthly Deductions.


WHAT ARE THE DEATH PROCEEDS PAYMENT OPTIONS?

During the Insured's lifetime, you may arrange for the Death Proceeds to be paid in a single sum or under one or more of the available payment options. These choices also are available at the Final Premium Payment Date and if the Policy is surrendered. The Company may make more payment options available in the future.

If no election is made, the Company will pay the Death Proceeds in a single sum. When the Death Proceeds are payable in a single sum, the Beneficiary may, within one year of the Insured's death, select one or more of the payment options if no payments have yet been made.

Upon Written Request, the Surrender Value or all or part of the Death Proceeds may be placed under one or more of the payment options below or any other option offered by the Company. If you do not make an election, the Company will pay the benefits in a single sum. A certificate will be provided to the payee describing the payment option selected. If a payment option is selected, the Beneficiary may pay to the Company any amount that would otherwise be deducted from the Sum Insured.

The amounts payable under a payment option for each $1,000 value applied will be the greater of:

      - The rate per $1,000 of value applied based on the Company's non-guaranteed current payment option rates for the Policy, or

      - The rate in the Policy for the applicable payment option.

The following payment options are currently available. The amounts payable under these options are paid from the General Account. None is based on the investment experience of the Separate Account.

      Option A:    PAYMENTS FOR A SPECIFIED NUMBER OF YEARS.    The Company
                   will make equal payments for any selected number of years
                   (not greater than 30). Payments may be made annually, semi-annually, quarterly or monthly.

      Option B:    LIFETIME MONTHLY PAYMENTS.    Payments are based on the
                   payee's age on the date the first payment will be made. One of three variations may be chosen. Depending upon this choice, payments will end:

                   (1) upon the death of the payee, with no further payments due (Life Annuity), or

                   (2) upon the death of the payee, but not before the sum of the payments made first equals or exceeds the amount applied under this option (Life Annuity with Installment Refund), or

                   (3) upon the death of the payee, but not before a selected period (5, 10 or 20 years) has elapsed (Life Annuity with Period Certain).

      Option C:    INTEREST PAYMENTS.    The Company will pay interest at a
                   rate determined by the Company each year, but which will not be less than 3.5%. Payments may be made annually, semi-annually, quarterly or monthly. Payments will end when the amount left with the Company has been withdrawn.
                   However, payments will not continue after the death of the payee. Any unpaid balance plus accrued interest will be paid in a lump sum.

      Option D:    PAYMENTS FOR A SPECIFIED AMOUNT.    Payments will be made
                   until the unpaid balance is exhausted. Interest will be credited to the unpaid balance. The rate of interest will be determined by the Company each year, but will not be less than 3.5%. Payments may be made annually, semi-annually, quarterly or monthly. The payment level selected must provide for the payment each year of at least 8% of the amount applied.

      Option E:    LIFETIME MONTHLY PAYMENTS FOR TWO PAYEES.    One of three
                   variations may be chosen. The greater the percentage amount provided to the surviving payee, the lower the amount of the original payment to the first payee. After the death of one payee, payments will continue to the survivor:

                   (1)  in the same amount as the original amount; or

                   (2)  in an amount equal to 2/3 of the original amount; or

                   (3)  in an amount equal to 1/2 of the original amount.

Payments are based on the payees' ages on the date the first payment is due. Payments will end upon the death of the surviving payee.


SELECTION OF PAYMENT OPTIONS

The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to the Owner and/or the Beneficiary provisions of your Policy, any option selection may be changed before the Death Proceeds become payable. If you make no selection, the Beneficiary may select an option when the Death Proceeds become payable.

If the amount of monthly income payments under Option B(3) for the attained age of the payee are the same for different periods certain, the Company will deem an election to have been made for the longest period certain which could have been elected for such age and amount.

You may give the Beneficiary the right to change from Option C or D to any other option at any time. If the payee selects Option C or D when the Death Proceeds become payable, the payee may reserve the right to change to any other option at a later date. The payee who elects to change options must also be a payee under the new option.


ADDITIONAL DEPOSITS

An additional deposit may be made to any proceeds when they are applied under Option B or E. A charge not to exceed 3% will be made. The Company may limit the amount of this deposit.


RIGHTS AND LIMITATIONS

A payee does not have the right to assign any amount payable under any option. A payee does not have the right to commute any amount payable under Option B or
E. A payee will have the right to commute any amount payable under Option A only if the right is reserved in the Written Request selecting the option. If the right to commute is exercised, the commuted values will be computed at the interest rates used to calculate the benefits. The amount left under Option C, and any unpaid balance under Option D, may be withdrawn by the payee only as set forth in the Written Request selecting the option. A corporation or fiduciary payee may select only Option A, C or D. Such selection will be subject to the consent of the Company.


PAYMENT DATES

The first payment under any option, except Option C, will be due on the date the Policy matures by death or otherwise, unless another date is designated. Payments under Option C begin at the end of the first payment period.

The last payment under any option will be made as stated in the description of that option. However, should a payee under Option B or E die prior to the due date of the second monthly payment, the amount applied less the first monthly payment will be paid in a lump sum or under any option other than Option E. A lump sum payment will be made to the surviving payee under Option E or the succeeding payee under Option B.

                        TERMINATION AND REINSTATEMENT


WHAT ARE THE TERMINATION PROVISIONS OF THE POLICY?

The failure to make premium payments will not cause the Policy to lapse unless:

(a) the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued; or

(b)   the Debt exceeds the Policy Value less surrender charges.

If one of these situations occurs, the Policy will be in default. You then will have a grace period of 62 days, measured from the date of default, to make sufficient payments to prevent termination. On the date of default, the Company will send a notice to you and to any assignee of record. The notice will state the amount of premium due and the date on which it is due.

During the grace period, automatic Dollar Cost Averaging ("DCA") and Automatic Account Rebalancing ("AAR") transactions are suspended. If you make sufficient payments to keep the policy in force, DCA and AAR will resume with the next scheduled automatic transaction.

Failure to make a sufficient payment within the grace period will result in termination of the Policy. If the Insured dies during the grace period, the Death Proceeds still will be payable, but any Monthly Deductions due and unpaid through the Policy month in which the Insured dies, and any other overdue charge, will be deducted from the Death Proceeds.

ALLOWING THE POLICY TO TERMINATE WITH A LOAN OUTSTANDING MAY HAVE SIGNIFICANT TAX CONSEQUENCES; PLEASE CONSULT A QUALIFIED TAX ADVISOR.


LIMITED 48-MONTH GUARANTEE

Except for the situation described in (b) above, the Policy is guaranteed not to lapse during the first 48 months after the Date of Issue or the effective date of an increase in the Face Amount if you make a minimum amount of premium payments. The minimum amount paid, minus the Debt, partial withdrawals and partial withdrawal charges, must be at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase, or a Policy Change which causes a change in the Minimum Monthly Factor has been in force. A Policy Change which may cause a change in the amount of the Minimum Monthly Factor is a change in the Face Amount or the deletion of a rider.

Except for the first 48 months after the Date of Issue or the effective date of an increase, payments equal to the Minimum Monthly Factor do not guarantee that the Policy will remain in force.


WHAT ARE THE REINSTATEMENT PROVISIONS OF THE POLICY?

If the Policy has not been surrendered and the Insured is alive, the terminated Policy may be reinstated any time within three years after the date of default and before the Final Premium Payment Date. The reinstatement will be effective on the Monthly Payment Date following the date you submit the following to the
Company:

      - a written application for reinstatement,

      - Evidence of Insurability showing that the Insured is insurable according to the Company's underwriting rules, and

      - a premium that, after the deduction of the tax expense charge, is large enough to cover the minimum amount payable, as described below.


MINIMUM AMOUNT PAYABLE

If reinstatement is requested when fewer than 48 Monthly Deductions have been made since the Date of Issue or the effective date of an increase in the Face Amount, you must pay the lesser of the amount shown in A or B. Under A, the minimum amount payable is the Minimum Monthly Factor for the three-month period beginning on the date of reinstatement. Under B, the minimum amount payable is the sum of:

      - the amount by which the surrender charge as of the date of reinstatement exceeds the Policy Value on the date of default, PLUS

      - Monthly Deductions for the three-month period beginning on the date of reinstatement.

If reinstatement is requested after 48 Monthly Deductions have been made since the Date of Issue of the Policy or any increase in the Face Amount, you must pay the amount shown in B above. The Company reserves the right to increase the Minimum Monthly Factor upon reinstatement.


SURRENDER CHARGE

The surrender charge on the date of reinstatement is the surrender charge which would have been in effect had the Policy remained in force from the Date of Issue. The Policy Value less Debt on the date of default will be restored to the Policy to the extent it does not exceed the surrender charge on the date of reinstatement. Any Policy Value less the Debt as of the date of default which exceeds the surrender charge on the date of reinstatement will not be restored.


POLICY VALUE ON REINSTATEMENT

The Policy Value on the date of reinstatement is:

      - the Net Premium paid to reinstate the Policy increased by interest from the date the payment was received at the Service Office, PLUS

      - an amount equal to the Policy Value less Debt on the date of default to the extent it does not exceed the surrender charge on the date of reinstatement, MINUS

      - the Monthly Deduction due on the date of reinstatement.

You may not reinstate any Debt outstanding on the date of default or foreclosure.

                           CHARGES AND DEDUCTIONS

The following information repeats and expands upon information contained in SUMMARY OF RISKS AND BENEFITS: FEE TABLES. The charges described below will apply to your Policy under the circumstances described. Some of these charges apply throughout the Policy's duration. Other charges apply only if you choose options under the Policy.


WHAT CHARGES ARE DEDUCTED FROM PAYMENTS?

Currently, a deduction of 3.50% of premiums for state and local premium taxes and federal taxes imposed for deferred acquisition costs ("DAC taxes") is made from each premium payment. The premium payment, less the tax expense charge, equals the Net Premium. The total charge is a combined state and local premium tax deduction of 2.50% of premiums and a DAC tax deduction of 1% of premiums.

While the premium tax is deducted from each premium payment, some jurisdictions may not impose premium taxes. Premium taxes vary from state to state, ranging from zero to 4.0%, and the 2.50% rate attributable to premiums for state and local premium taxes approximates the average expenses to Commonwealth Annuity associated with the premium taxes. The charge may be higher or lower than the actual premium tax imposed by the applicable jurisdiction. However, Commonwealth Annuity does not expect to make a profit from this charge.

The 1% rate attributable to premiums for DAC taxes approximates the Company's expenses in paying federal taxes for deferred acquisition costs associated with the Policy. The Company reserves the right to increase or decrease the DAC tax charge to reflect changes in the Company's expenses for premium taxes and DAC taxes.


WHAT IS THE MONTHLY DEDUCTION?

Prior to the Final Premium Payment Date, a Monthly Deduction from the Policy Value will be made to cover a charge for the cost of insurance, a charge for any optional insurance benefits added by rider, and a monthly administrative charge. The cost of insurance charge and the monthly administrative charge are discussed below. The Monthly Deduction on or following the effective date of a requested increase in the Face Amount also will include a $40 administrative charge for the increase.

Prior to the Final Premium Payment Date, the Monthly Deduction will be deducted as of each Monthly Payment Date commencing with the Date of Issue of the Policy. It will be allocated to one Sub-Account according to your instructions or, if no allocation is specified, the Company will make a Pro-Rata Allocation. If the Sub-Account you specify does not have sufficient funds to cover the Monthly Deduction, the Company will deduct the charge for that month as if no specification were made. If, however, on subsequent Monthly Payment Dates there is sufficient Policy Value in the Sub-Account you specified, the Monthly Deduction will be deducted from that Sub-Account. No Monthly Deductions will be made on or after the Final Premium Payment Date.


COST OF INSURANCE

This charge is designed to compensate the Company for the anticipated cost of providing Death Proceeds to Beneficiaries of those Insureds who die prior to the Final Premium Payment Date. The cost of insurance is determined on a monthly basis, and is determined separately for the initial Face Amount, for each subsequent increase in the Face Amount, and for riders. Because the cost of insurance depends upon a number of variables, it can vary from month to month.

CALCULATION OF THE CHARGE--If you select Sum Insured Option 2, the monthly cost of insurance charge for the initial Face Amount generally will equal the applicable cost of insurance rate multiplied by the initial Face Amount. If you select Sum Insured Option 1, however, the applicable cost of insurance rate will be multiplied by the initial Face Amount less the Policy Value (minus charges for rider benefits) at the beginning of the Policy month. Thus, the cost of insurance charge may be greater for Policyowners who have selected Sum Insured Option 2 than for those who have selected Sum Insured Option 1 (assuming the same Face Amount in each case and assuming that the Guideline Minimum Sum Insured is not in effect). In other words, since the Sum Insured under Option 1 remains constant while the Sum Insured under Option 2 varies with the Policy Value, any Policy Value increases will reduce the insurance charge under Option 1 but not under Option 2.

INCREASES--If you select Sum Insured Option 2, the monthly insurance charge for each increase in Face Amount (other than an increase caused by a change in Sum Insured Option) will be equal to the cost of insurance rate applicable to that increase multiplied by the increase in the Face Amount. If you select Sum Insured Option 1, the applicable cost of insurance rate will be multiplied by the increase in the Face Amount reduced by any Policy Value (minus rider charges) in excess of the initial Face Amount at the beginning of the Policy month.


EFFECT OF THE GUIDELINE MINIMUM SUM INSURED

If the Guideline Minimum Sum Insured is in effect under either Option, a monthly cost of insurance charge also will be calculated for that additional portion of the Sum Insured that is required to comply with the Guideline rules. This charge will be calculated by:

      - multiplying the cost of insurance rate applicable to the initial Face Amount times the Guideline Minimum Sum Insured (Policy Value times the applicable percentage), MINUS

           - the greater of the Face Amount or the Policy Value (if you selected Sum Insured Option 1)

                                     OR

           - the Face Amount PLUS the Policy Value (if you selected Sum Insured Option 2).

When the Guideline Minimum Sum Insured is in effect, the cost of insurance charge for the initial Face Amount and for any increases will be calculated as set forth above. The monthly cost of insurance charge also will be adjusted for any decreases in the Face Amount.


COST OF INSURANCE RATES

Cost of insurance rates are based on male, female or a blended unisex rate table, Age and Premium Class of the Insured, the effective date of an increase or date of rider, as applicable, the amount of premiums paid less Debt, any partial withdrawals and withdrawal charges, risk classification and the Incentive Funding Discount, if applicable. For those Policies issued on a unisex basis in certain states or in certain cases, sex-distinct rates do not apply.

The cost of insurance rates are determined at the beginning of each Policy year for the initial Face Amount. The cost of insurance rates for an increase in the Face Amount or rider are determined annually on the anniversary of the effective date of each increase or rider. The cost of insurance rates generally increase as the Insured's Age increases. The actual monthly cost of insurance rates will be based on the Company's expectations as to future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Mortality Table B for unisex Policies) and the Insured's sex and Age. The Tables used for this purpose set forth different mortality estimates for males and females and for smokers and non-smokers. Any change in the cost of insurance rates will apply to all persons of the same insuring Age, sex and Premium Class whose Policies have been in force for the same length of time.

The Premium Class of an Insured will affect the cost of insurance rates. The Company currently places Insureds into preferred Premium Classes, standard Premium Classes and substandard Premium Classes. In an otherwise identical Policy, an Insured in the preferred Premium Class will have a lower cost of insurance than an Insured in a standard Premium Class who, in turn, will have a lower cost of insurance than an Insured in a substandard Premium Class with a higher mortality risk.

Premium Classes also are divided into two categories: smokers and non-smokers. Non-smoking Insureds will incur lower cost of insurance rates than Insureds who are classified as smokers but who are otherwise in the same Premium Class. Any Insured with an Age at issuance under 18 will be classified initially as regular or substandard. The Insured then will be classified as a smoker at Age 18 unless the Insured provides satisfactory evidence that the Insured is a non-smoker. The Company will provide notice to you of the opportunity for the Insured to be classified as a non-smoker when the Insured reaches Age 18.

The cost of insurance rate is determined separately for the initial Face Amount and for the amount of any increase in the Face Amount. For each increase in the Face Amount you request, at a time when the Insured is in a less favorable Premium Class than previously, a correspondingly higher cost of insurance rate will apply only to that portion of the Insurance Amount at Risk for the increase. For the initial Face Amount and any prior increases, the Company will use the Premium Class previously applicable. On the other hand, if the Insured's Premium Class improves on an increase, the lower cost of insurance rate generally will apply to the entire Insurance Amount at Risk.


MONTHLY ADMINISTRATIVE CHARGE

Prior to the Final Premium Payment Date, a monthly administrative charge of $5 per month will be deducted from the Policy Value. This charge will be used to compensate the Company for expenses incurred in the administration of the Policy, and will compensate the Company for first-year underwriting and other start-up expenses incurred in connection with the Policy. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured's Premium Class, and establishing Policy records. The Company does not expect to derive a profit from these charges.


WHAT CHARGES ARE MADE AGAINST OR REFLECTED IN THE ASSETS OF THE SEPARATE
ACCOUNT?

The Company assesses each Sub-Account with a charge for mortality and expense risks assumed by the Company, and a charge for administrative expenses of the Separate Account.


MORTALITY AND EXPENSE RISK CHARGE

The Company currently makes a charge on an annual basis of 0.65% of the daily net asset value in each Sub-Account. This charge is for the mortality risk and expense risk which the Company assumes in relation to the variable portion of the Policy. The total charges may be increased or decreased by the Board of Directors of the Company once each year, subject to compliance with applicable state and federal requirements, but it may not exceed 0.90% on an annual basis.

The mortality risk assumed by the Company is that Insureds may live for a shorter time than anticipated, and that the Company therefore will pay an aggregate amount of Death Proceeds greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges provided in the Policy. If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If costs are less than the amounts provided, the difference will be a profit to the Company. To the extent this charge results in a current profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each.


ADMINISTRATIVE CHARGE

During the first ten Policy years, the Company assesses a charge on an annual basis of 0.15% of the daily net asset value in each Sub-Account. The charge may be increased or decreased by the Board of Directors of the Company, subject to compliance with applicable state and federal requirements, but it may not exceed 0.25% on an annual basis. The charge is assessed to help defray administrative expenses actually incurred in the administration of the Separate Account and the Sub-Accounts. The administrative functions and expenses assumed by the Company in connection with the Separate Account and the Sub-Accounts include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expenses of preparing and typesetting prospectuses, and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

The Company does not impose the Separate Account administrative charge after the tenth Policy year. On the tenth Policy anniversary, the Company will convert your units in the Sub-Accounts to units that do not reflect the charge. There will be no change in your Policy Value as a result of the conversion, but the number of your units and the corresponding unit values will change.


FUND EXPENSES

Because the Sub-Accounts purchase shares of the Funds, the value of the Accumulation Units of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Funds. The prospectuses and statements of additional information of the Funds contain additional information concerning such fees and expenses.

Currently, no charges are made against the Sub-Accounts for federal or state income taxes. Should the Company determine that taxes will be imposed, the Company may make deductions from the Sub-Account to pay such taxes. See FEDERAL TAX CONSIDERATIONS. The imposition of such taxes would result in a reduction of the Policy Value in the Sub-Accounts.


HOW IS THE SURRENDER CHARGE CALCULATED?

The Policy provides for a contingent surrender charge. A separate surrender charge is calculated upon the issuance of the Policy and for each increase in the Face Amount. A surrender charge may be deducted if you request a full surrender of the Policy or a decrease in the Face Amount.

The surrender charge is comprised of a contingent deferred administrative charge and a contingent deferred sales charge. The contingent deferred administrative charge compensates the Company for expenses incurred in administering the Policy. The contingent deferred sales charge compensates the Company for expenses relating to the distribution of the Policy, including agents' commissions, advertising and the printing of the prospectus and sales literature.

The duration of the surrender charge is 15 years from the Date of Issue or from the effective date of any increase in the Face Amount for issue Ages 0 through 50, grading down to 10 years for issue Ages 55 and above.

The maximum surrender charge calculated upon issuance of the Policy is equal to the sum of (a) plus (b) where:

(a) is a deferred administrative charge equal to $8.50 per thousand dollars of the initial Face Amount, and

(b) is a deferred sales charge of 49% of premiums received, up to a maximum number of Guideline Annual Premiums subject to the deferred sales charge that varies by issue Age from 1.660714 (for Ages 0 through 55) to
      0.948980 (for Age 85).

In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per $1,000 initial Face Amount. The maximum surrender charge continues in a level amount for 40 Policy months, and reduces by 0.5% or more per month (depending on issue
Age) thereafter. This reduction in the maximum surrender charge will reduce the deferred sales charge and the deferred administrative charge proportionately.



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
In accordance with limitations under state insurance regulations, the amount of the Surrender charge will not exceed a specified amount per $1,000 of increase. As is true for the initial Face Amount, (a) is a deferred administrative charge, and (b) is a deferred sales charge. The maximum surrender charge for the increase continues in a level amount for 40 Policy months, and reduces by 0.5% or more per month (depending on Age) thereafter.

MAXIMUM SURRENDER CHARGE DURING FIRST TWO POLICY YEARS--If you surrender the Policy during the first two Policy years following the Date of Issue before making premium payments associated with the initial Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of the initial Face Amount, as described above, but the deferred sales charge will not exceed 29% of premiums received, up to one Guideline Annual Premium, plus 9% of premiums received in excess of one Guideline Annual Premium, but less than the maximum number of Guideline Annual Premiums subject to the deferred sales charge.

SEPARATE SURRENDER CHARGE FOR EACH FACE AMOUNT INCREASE--A separate surrender charge will apply to and is calculated for each increase in the Face Amount. The surrender charge for the increase is in addition to that for the initial Face Amount. The maximum surrender charge for the increase is equal to the sum of (a) plus (b), where (a) is equal to $8.50 per thousand dollars of increase, and (b) is a deferred sales charge of 49% of premiums associated with the increase, up to a maximum number of Guideline Annual Premiums (for the increase) subject to the deferred sales charge that varies by Age (at the time of increase) from 1.660714 (for Ages 0 through 55) to 0.948980 (for Age 80).

REDUCED CHARGE DURING FIRST TWO YEARS FOLLOWING INCREASE--During the first two Policy years following an increase in the Face Amount before making premium payments associated with the increase in the Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of the Face Amount increase, as described above, but the deferred sales charge imposed will be less than the maximum described above. Upon such a surrender, the deferred sales charge will not exceed 29% of premiums associated with the increase, up to one Guideline Annual Premium (for the increase), plus 9% of premiums associated with the increase in excess of one Guideline Annual Premium, but less than the maximum number of Guideline Annual Premiums (for the increase) subject to the deferred sales charge. See HOW IS THE SURRENDER CHARGE CALCULATED? The premiums associated with the increase are determined as described below.

Additional premium payments may not be required to fund a requested increase in the Face Amount. Therefore, a special rule, which is based on relative Guideline Annual Premium payments, applies to allocate a portion of the existing Policy Value to the increase, and to allocate subsequent premium payments between the initial Policy and the increase. For example, suppose the Guideline Annual Premium is equal to $1,500 before an increase, and is equal to $2,000 as a result of the increase. The Policy Value on the effective date of the increase would be allocated 75% ($1,500/$2,000) to the initial Face Amount and 25% to the increase. All future premiums also would be allocated 75% to the initial Face Amount and 25% to the increase. Thus, existing Policy Value associated with the increase will equal the portion of the Policy Value allocated to the increase on the effective date of the increase, before any deductions are made. Premiums associated with the increase will equal the portion of the premium payments actually made on or after the effective date of the increase which are allocated to the increase.

See the Statement of Additional Information for examples illustrating the calculation of the maximum surrender charge for the initial Face Amount and for any increases, as well as for the surrender charge based on actual premiums paid or associated with any increases.


POSSIBLE SURRENDER CHARGE ON A FACE AMOUNT DECREASE

A surrender charge may be deducted on a decrease in the Face Amount. In the event of a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. The fraction will be determined by dividing the amount of the decrease by the current Face Amount and multiplying the result by the surrender charge. If more than one surrender charge is in effect (i.e., pursuant


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
to one or more increases in the Face Amount of a Policy), the surrender charge will be applied in the following order:

      - the most recent increase;

      - the next most recent increases successively, and

      - the initial Face Amount.

Where a decrease causes a partial reduction in an increase or in the initial Face Amount, a proportionate share of the surrender charge for that increase or for the initial Face Amount will be deducted.


WHAT CHARGES APPLY TO A PARTIAL WITHDRAWAL?

Partial withdrawals of Surrender Value may be made after the first Policy year. The minimum withdrawal is $500. Under Option 1, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000.

A transaction charge, which is the smaller of 2% of the amount withdrawn or $25, will be assessed on each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. The Company does not expect to make a profit on this charge. The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge.

A partial withdrawal charge also may be deducted from the Policy Value. For each partial withdrawal you may withdraw an amount equal to 10% of the Policy Value on the date the written withdrawal request is received by the Company less the total of any prior withdrawals in that Policy year which were not subject to the Partial Withdrawal charge, without incurring a partial withdrawal charge. Any partial withdrawal in excess of this amount ("excess withdrawal") will be subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the amount of the surrender charge(s) on the date of withdrawal. This right is not cumulative from Policy year to Policy year. For example, if only 8% of Policy Value were withdrawn in Policy year two, the amount you could withdraw in subsequent Policy years would not be increased by the amount you did not withdraw in the second Policy year.

The Policy's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted by proportionately reducing the deferred sales charge component and the deferred administrative charge component. The partial withdrawal charge deducted will decrease existing surrender charges in the following order:

      - first, the surrender charge for the most recent increase in the Face Amount;

      - second, the surrender charge for the next most recent increases successively;

      - last, the surrender charge for the initial Face Amount.


WHAT ARE THE TRANSFER CHARGES?

The first 12 transfers in a Policy year will be free of charge. Thereafter, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the administrative costs incurred in processing the transfer request. The Company reserves the right to increase the charge, but it never will exceed $25. The Company also reserves the right to change the number of free transfers allowed in a Policy year.

You may have automatic transfers of at least $100 a month made on a periodic basis:

      - from the Sub-Accounts which invest in the Goldman Sachs VIT Money Market Fund and Goldman Sachs VIT Government Income Fund to one or more of the other Sub-Accounts; or

      - to reallocate Policy Value among the Sub-Accounts.

The first automatic transfer counts as one transfer towards the 12 free transfers allowed in each Policy year. Each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made without charge.

If you utilize the Conversion Privilege, Loan Privilege or reallocate Policy Value within 20 days of the Date of Issue of the Policy, any resulting transfer of Policy Value from the Sub-Accounts to the General Account will be free of charge, and in addition to the 12 free transfers in a Policy year.


WHAT IS THE CHARGE FOR AN INCREASE IN THE FACE AMOUNT?

For each increase in the Face Amount you request, a transaction charge of $40 will be deducted from Policy Value to reimburse the Company for administrative costs associated with the increase. This charge is guaranteed not to increase and the Company does not expect to make a profit on this charge.


ARE THERE ANY OTHER ADMINISTRATIVE CHARGES?

The Company reserves the right to impose a charge guaranteed not to exceed $25, for the administrative costs incurred for changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values.


DOES THE COMPANY WAIVE CHARGES FOR ANY CLASSES OF POLICYOWNERS?

No surrender charges, partial withdrawal charges or front-end sales loads are imposed, and no commissions are paid where the Policy owner as of the date of application was within the following class of individuals:

      All employees and directors of the Company and its affiliates and subsidiaries, all employees and registered representatives of any broker-dealer that had entered into a sales agreement with the Company, Epoch Securities, Inc. or the former Principal Underwriter, Security Distributors, Inc., to sell the Policies, and any spouses of the above persons or any children of the above persons.

                         FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of the Policy, on loans, withdrawals, or surrenders, on death benefit payments, and on the economic benefit to you or the Beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of the present federal income tax laws as they currently are interpreted. From time to time legislation is proposed which, if passed, could significantly, adversely and possibly retroactively affect the taxation of the Policy. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

It should be recognized that the following summary of federal income tax aspects of amounts received under the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. Specifically, the discussion below does not address certain tax provisions that may be applicable if the Policyowner is a corporation or the Trustee of an employee benefit plan. A qualified tax adviser always should be consulted with regard to the application of law to individual circumstances.


HOW ARE THE COMPANY AND THE SEPARATE ACCOUNT TAXED?

The Company is taxed as a life insurance company under Subchapter L of the Code and files a consolidated tax return with its parent and affiliates. The Company does not expect to incur any income tax upon the earnings or realized capital gains attributable to the Separate Account. Based on this, no charge is made for federal income taxes which may be attributable to the Separate Account.

Periodically, the Company will review the question of a charge to the Separate Account for federal income taxes. Such a charge may be made in future years for any federal income taxes incurred by the Company. This might become necessary if the tax treatment of the Company ultimately is determined to be other than what the Company believes it to be, if there are changes made in the federal income tax treatment of variable life insurance at the Company level, or if there is a change in the Company's tax status. Any such charge would be designed to cover the federal income taxes attributable to the investment results of the Separate Account.

Under current laws the Company also may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes paid, or reserves for such taxes, attributable to the Separate Account.


HOW ARE THE POLICIES TAXED?

The Company believes that the Policy described in this Prospectus will be considered a life insurance contract under Section 7702 of the Code, which generally provides for the taxation of life insurance policies and places limitations on premiums and the relationship of the Policy Value to the Insurance Amount at Risk. IF A POLICY QUALIFIES AS LIFE INSURANCE UNDER SECTION 7702 OF THE CODE, (1) THE DEATH PROCEEDS ARE EXCLUDABLE FROM THE GROSS INCOME OF THE BENEFICIARY, AND (2) ANY INCREASE IN THE POLICY VALUE IS NOT TAXABLE UNTIL RECEIVED BY THE POLICYOWNER OR THE POLICYOWNER'S DESIGNEE. HOWEVER, IF A POLICY FAILS TO QUALIFY AS LIFE INSURANCE UNDER SECTION 7702, THE POLICY WILL NOT provide most of the tax advantages normally provided by life insurance. The Company reserves the right to amend the Policies to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the Internal Revenue Service. Also see WHAT ARE MODIFIED ENDOWMENT POLICIES AND HOW ARE THEY TAXED?, below.

Depending upon the circumstances, a surrender, partial withdrawal, change in the Sum Insured Option, change in the Face Amount, lapse with Policy loan outstanding or assignment of the Policy may have tax consequences. Federal, state and local income, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Insured, Policyowner or Beneficiary.



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
If you surrender the Policy, you are subject to income tax on the portion of the distribution that exceeds the investment in the contract. The investment in the contract is the gross Premiums paid for the Policy minus any amounts previously received from the Policy if such amounts were properly excluded from your gross income. Policy loans are generally not treated as taxable distributions. Interest paid on a Policy loan is generally not deductible. You are generally taxed on partial withdrawals to the extent the amount distributed exceeds the investment in the contract. In certain situations, partial withdrawals or reduction in benefits during the first fifteen years of the Policy may result in a taxable distribution before the investment in the contract is recovered. Withdrawals and loans from modified endowment contracts are subject to less favorable tax treatment. For an additional discussion of modified endowment contracts, please see WHAT ARE MODIFIED ENDOWMENT POLICIES AND HOW ARE THEY TAXED?, below.

If the Death Benefit is not received in a lump sum but is instead applied under one of the settlement options, payments generally will be prorated between amounts attributable to the Death Benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (occurring after the Insured's death), which will be includable in the Beneficiary's income.

If you are Owner and Insured under the Policy, the Death Benefit will be included in your gross estate for federal estate tax purposes. Even if the Insured is not the Owner but retains incidents of ownership in the Policy, the Death Benefit will also be included in the Insured's gross estate. Examples of incidents of ownership include the right to:

      - change beneficiaries,

      - assign the Policy,

      - revoke an assignment,

      - pledge the Policy, or

      - obtain a Policy loan.

If you are Owner and Insured under the Policy, and you transfer all incidents of ownership in the Policy, the Death Benefit will be included in your gross estate if you die within three years from the date of the ownership transfer. Similarly, if you are not the Owner but possess any incidents of ownership over a policy under which you are the Insured, the Death Benefit will be included in your gross estate if you relinquish the incidents of ownerships within the three-year period ending on the Insured's death. State and local estate and inheritance taxes may also apply. In addition, certain transfers of the Policy or Death Benefit, either during life or at death, to individuals two or more generations below the transferor may be subject to the federal generation skipping transfer tax. This rule also applies if the transfer is to a trust for the benefit of individuals two or more generations below the transferor. In certain circumstances, we may be required to withhold a portion of the Death Benefit to pay generation-skipping transfer taxes.

FOR 2014, THE FEDERAL ESTATE TAX, GIFT TAX, AND GENERATION-SKIPPING TRANSFER TAX EXEMPTIONS AND MAXIMUM RATES ARE $5,340,000 AND 40%, RESPECTIVELY.

THE POTENTIAL APPLICATION OF THESE TAXES UNDERSCORES THE IMPORTANCE OF SEEKING GUIDANCE FROM A QUALIFIED ADVISER TO HELP ENSURE THAT YOUR ESTATE PLAN ADEQUATELY ADDRESSES YOUR NEEDS AND THOSE OF YOUR BENEFICIARIES UNDER ALL POSSIBLE SCENARIOS.

BEGINNING IN 2013, A 3.8% TAX MAY BE APPLIED TO SOME OR ALL OF THE TAXABLE PORTION OF SOME DISTRIBUTIONS (SUCH AS PAYMENTS UNDER CERTAIN SETTLEMENT OPTIONS) FROM LIFE INSURANCE CONTRACTS TO INDIVIDUALS WHOSE INCOME EXCEEDS CERTAIN THRESHOLD AMOUNTS ($200,000 FOR FILING SINGLE, $250,000 FOR MARRIED FILING JOINTLY AND $125,000 FOR MARRIED FILING SEPARATELY.) PLEASE CONSULT A TAX ADVISOR FOR MORE INFORMATION.

The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating the use of a Policy in any of these arrangements, you should consult a qualified tax adviser regarding the tax attributes of the particular arrangement.

The Pension Protection Act of 2006 added a new section to the Code that denies the tax-free treatment of death benefits payable under an employer- owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee's status are satisfied or (2) certain rules relating to the payment of the "amount received under the contract" to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax advisors regarding the applicability of the new legislation to the proposed purchase.

A tax adviser should also be consulted with respect to the 2003 split dollar regulations if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Additionally, the Sarbanes-Oxley Act of 2002 (the "Act") prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance policy will generally be limited to the premiums paid for such policy (although certain exceptions may apply in specific circumstances). An employer-owned life insurance policy is a life insurance policy owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such policy. It is the employer's responsibility to verify the eligibility of the intended Insured under employer-owned life insurance policies and to provide the notices and obtain the consents required by section 101(j). A tax adviser should be consulted by anyone considering the purchase of an employer-owned life insurance policy.

Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policy owner is subject to that tax.


HOW ARE POLICY LOANS TAXED?

The Company believes that non-preferred loans received under the Policy will be treated as an indebtedness of the Policyowner for federal income tax purposes. Under current law, these loans will not constitute income for the Policyowner while the Policy is in force (but see "Modified Endowment Policies"). There is a risk, however, that a preferred loan may be characterized by the IRS as a withdrawal and taxed accordingly. At the present time, the IRS has not issued any guidance on whether loans with the attributes of a preferred loan should be treated differently than a non-preferred loan. This lack of specific guidance makes the tax treatment of preferred loans uncertain. In the event pertinent IRS guidelines are issued in the future, you may convert your preferred loan to a non-preferred loan. However, it is possible that, notwithstanding the conversion, some or all of the loan could be treated as a taxable distribution from the Policy.

Section 264 of the Code restricts the deduction of interest on Policy loans. Consumer interest paid on Policy loans under an individually owned Policy is not tax deductible. No tax deduction for interest is allowed on Policy loans exceeding $50,000 in the aggregate, if the Insured is an officer or employee of, or is financially interested in, any business carried on by the taxpayer. There is an exception to this rule which permits a deduction for interest on loans up to $50,000 related to any business-owned policies covering officers or 20-percent owners, up to a maximum equal to the greater of (1) five individuals, or (2) the lesser of (a) 5% of the total number of officers and employees of the corporation, or (b) 20 individuals.



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
Allowing the Policy to lapse with a loan outstanding may have significant tax consequences; please consult with a qualified tax advisor.


POLICIES ISSUED IN CONNECTION WITH TSA PLANS

The Policies issued before September 24, 2007 may be held in connection with tax-sheltered annuity plans ("TSA Plans") of certain public school systems and organizations that are tax exempt under Section 501(c)(3) of the Code.

Under the provisions of Section 403(b) of the Code, payments made for annuity policies purchased for employees under TSA Plans are excludable from the gross income of such employees, to the extent that the aggregate purchase payments in any year do not exceed the maximum contribution permitted under the Code. The Company has received a Private Letter Ruling with respect to the status of the Policies as providing "incidental life insurance" when issued in connection with TSA Plans. In the Private Letter Ruling, the IRS has taken the position that the purchase of a life insurance Policy by the employer as part of a TSA Plan will not violate the "incidental benefit" rule applicable under Section 403(b). The Private Letter Ruling also stated that the use of current or accumulated contributions to purchase a life insurance Policy will not result in current taxation of the premium payments for the life insurance Policy, except for the current cost of the life insurance protection.

A Policy qualifying under Section 403(b) of the Code must provide that withdrawals or other distributions attributable to salary reduction contributions (including earnings) may not begin before the employee attains age 59 1/2, separates from service, dies, or becomes disabled. In the case of hardship, a Policyowner may withdraw amounts contributed by salary reduction, but not the earnings on such amounts. Even though a distribution may be permitted under these rules (e.g., for hardship or after separation from service), it may nonetheless be subject to a 10% penalty tax as a premature distribution, in addition to income tax.

Policy loans are generally permitted in accordance with the terms of the Policy. However, if a Policy loan does not comply with the requirements of Code
Section 72(p), the Policyowner's TSA plan may become disqualified and Policy values may be includible in current income.


WHAT ARE MODIFIED ENDOWMENT POLICIES AND HOW ARE THEY TAXED?

The Technical and Miscellaneous Revenue Act of 1988 ("the 1988 Act") adversely affects the tax treatment of distributions under so-called "modified endowment contracts." Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract. A life insurance policy is treated as a modified endowment contract under Section 7702A of the Code if it meets the definition of life insurance in Section 7702, but fails the "seven-pay test" of Section 7702A. In addition, a policy is treated as a Modified Endowment Contract if it is received in exchange for a modified endowment contract in a tax-free transaction. The Policy would fail to satisfy the seven-pay test if the cumulative premiums paid under the Policy at any time during the first seven Policy years (or within seven years of a "material change" in the Policy) exceed the sum of the net level premiums that would have been paid, had the Policy provided for paid-up future benefits after the payment of seven level annual premiums. In addition, if benefits are reduced during the first seven Policy years (or within 7 years of a "material change" in the Policy) during the life of the Policy, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced Face Amount. If there is a "material change" in the Policy's benefits or other terms, the Policy may have to be retested as if it were a newly issued Policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your Policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. Please consult your tax adviser.



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
If the Policy is considered a modified endowment contract, the Death Benefit will still qualify for the exclusion from gross income, and increases in Policy value are not subject to current taxation unless withdrawn or otherwise accessed. However, all distributions under the Policy will be taxed on an "income-first" basis. Most distributions received by the Policyowner directly or indirectly (including loans, withdrawals, surrenders, or the assignment or pledge of any portion of the Policy Value) will be includible in gross income to the extent that the Cash Surrender Value of the Policy exceeds the Policyowner's investment in the Policy. Any additional amounts will be treated as a return of capital to the extent of the Policyowner's basis in the Policy. With certain exceptions, an additional 10% tax will be imposed on the portion of any distribution that is includible in income. If a Policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract may be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Currently, each Policy is reviewed when premiums are received to determine if it satisfies the seven-pay test. If the Policy does not satisfy the seven-pay test, the Company will notify the Policyowner of the option of requesting a refund of the excess premium. The refund process must be completed within 60 days after the Policy anniversary, or the Policy will be classified permanently as a modified endowment contract.


ARE POLICY DISTRIBUTIONS SUBJECT TO WITHHOLDING?

To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.


ARE LIFE INSURANCE POLICIES PURCHASED BY RESIDENTS OF PUERTO RICO SUBJECT TO UNITED STATES FEDERAL INCOME TAX?

The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.


ARE LIFE INSURANCE POLICIES PURCHASED BY NON-RESIDENT ALIENS AND FOREIGN CORPORATIONS SUBJECT TO UNITED STATES FEDERAL INCOME TAX?

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. ADDITIONAL WITHHOLDING MAY OCCUR WITH RESPECT TO ENTITY PURCHASERS (INCLUDING FOREIGN CORPORATIONS, PARTNERSHIPS, AND TRUSTS) THAT ARE NOT U.S. RESIDENTS. Policy owners that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.


ARE THERE TAX IMPLICATIONS FOR NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES?

If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.



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

WHAT ARE THE DIVERSIFICATION REQUIREMENTS FOR THE SEPARATE ACCOUNT?

The Code also requires that the investment of each Sub-Account be adequately diversified in accordance with Treasury regulations in order to be treated as a life insurance Policy for tax purposes. Although the Company does not have control over the investments of the Funds, the Company believes that the Funds currently meet the Treasury's diversification requirements, and the Company will monitor continued compliance with these requirements.


CAN I BE CONSIDERED THE OWNER OF THE SEPARATE ACCOUNT ASSETS FOR TAX
PURPOSES?

The IRS has stated that you will be considered the owner of Separate Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. Your rights under this Policy are different than those described by the IRS in rulings in which it found that contract owners were not owners of Separate Account assets. For example, you have the choice to allocate Premiums and Policy Values among more investment options. In addition, you may be able to transfer among investment options more frequently than in such rulings. WHILE WE BELIEVE THAT THE POLICY DOES NOT GIVE POLICYOWNERS INVESTMENT CONTROL OVER SEPARATE ACCOUNT ASSETS, THESE differences could result in you being treated as the owner of the Separate Account. If this occurs, income and gain from the Separate Account assets would be includible in your gross income. Under the circumstances, we reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Separate Account. However we make no guarantee that such modification to the Policy will be successful.


CAN CHANGES IN TAX LAW AFFECT THE POLICY?

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

                              OTHER INFORMATION


ARE THERE OTHER IMPORTANT POLICY PROVISIONS?

The following Policy provisions may vary in certain states in order to comply with requirements of the insurance laws, regulations and insurance regulatory agencies in those states.


POLICYOWNER

The Policyowner is the Insured unless another Policyowner has been named in the application for the Policy. The Policyowner generally is entitled to exercise all rights under the Policy while the Insured is alive, subject to the consent of any irrevocable Beneficiary (the consent of a revocable Beneficiary is not required). The consent of the Insured is required whenever the Face Amount of insurance is increased.


BENEFICIARY

The Beneficiary is the person or persons to whom the insurance proceeds are payable upon the Insured's death. Unless otherwise stated in the Policy, the Beneficiary has no rights in the Policy before the death of the Insured. While the Insured is alive, you may change any Beneficiary unless you have declared a Beneficiary to be irrevocable. If no Beneficiary is alive when the Insured dies, the Policyowner (or the Policyowner's estate) will be the Beneficiary. If more than one Beneficiary is alive when the Insured dies, they will be paid in equal shares, unless you have chosen otherwise. Where there is more than one Beneficiary, the interest of a Beneficiary who dies before the Insured will pass to surviving Beneficiaries proportionally, unless otherwise requested.


INCONTESTABILITY

The Company will not contest the validity of the Policy after it has been in force during the Insured's lifetime for two years from the Date of Issue. The Company will not contest the validity of any increase in the Face Amount after such increase or rider has been in force during the Insured's lifetime for two years from its effective date.


SUICIDE

The Death Proceeds will not be paid if the Insured commits suicide, while sane or insane, within two years from the Date of Issue. Instead, the Company will pay the Beneficiary an amount equal to all premiums paid for the Policy, without interest, and less any outstanding Debt and any partial withdrawals. If the Insured commits suicide, while sane or insane, generally within two years from the effective date of any increase in the Sum Insured, the Company's liability with respect to such increase will be limited to a refund of the cost thereof. The Beneficiary will receive the administrative charges and insurance charges paid for such increase.


AGE AND SEX

If the Insured's Age or sex as stated in the application for the Policy is not correct, benefits under the Policy will be adjusted to reflect the correct Age and sex, if death occurs prior to the Final Premium Payment Date. The adjusted benefit will be that which the most recent cost of insurance charge would have purchased for the correct Age and sex. In no event will the Sum Insured be reduced to less than the Guideline Minimum Sum Insured. In the case of a Policy issued on a unisex basis, this provision as it relates to misstatement of sex does not apply.


ASSIGNMENT

To the extent required by state law, the Policyowner may assign the Policy as collateral or make an absolute assignment of the Policy. All rights under the Policy will be transferred to the extent of the assignee's interest. The consent of the assignee may be required in order to make changes in premium allocations, to make transfers, or to exercise other rights under the Policy. The Company is not bound by an assignment or release thereof, unless it is in writing and is recorded at the Service Office. When recorded, the assignment will take effect as of the date the Written Request was signed. Any rights created by the assignment will be subject to any payments made or actions taken by the Company before the assignment is recorded. The Company is not responsible for determining the validity of any assignment or release.


CAN THE COMPANY DELAY PAYMENTS TO ME?

Payments of any amount due from the Separate Account upon surrender, partial withdrawals, or death of the Insured, as well as payments of a Policy loan and transfers, may be postponed whenever: (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC or (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets. Payments under the Policy of any amounts derived from the premiums paid by check may be delayed until such time as the check has cleared your bank.

The Company also reserves the right to defer payment of any amount due from the General Account upon surrender, partial withdrawal or death of the Insured, as well as payments of Policy loans and transfers from the General Account, for a period not to exceed six months.


DO I HAVE ANY VOTING RIGHTS?

To the extent required by law, the Company will vote Fund shares held by each Sub-Account in accordance with instructions received from Policyowners with Policy Value in such Sub-Account. If the 1940 Act or any rules thereunder should be amended, or if the present interpretation of the 1940 Act or such rules should change and, as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Policy, the Company reserves the right to do so.

Each person having a voting interest will be provided with proxy materials of the respective Fund, together with an appropriate form with which to give voting instructions to the Company. Shares held in each Sub-Account for which no timely instructions are received will be voted in proportion to the instructions which have been received by the Company. The Company also will vote shares held in the Separate Account that it owns and which are not attributable to the Policy in the same proportion.

The number of votes which a Policyowner has the right to instruct will be determined by the Company as of the record date established for the Fund. This number is determined by dividing each Policyowner's Policy Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Fund in which the assets of the Sub-Account are invested.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the Fund shares be voted so as (1) to cause a change in the sub-classification or investment objective of one or more of the Funds, or (2) to approve or disapprove an investment advisory contract for the Funds. In addition, the Company may disregard voting instructions that are in favor of any change in the investment policies or in any investment adviser or principal underwriter if the change has been initiated by Policyowners or the Trustees. Our disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Funds. In the event we do disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Policyowners.


WHAT REPORTS WILL I RECEIVE CONCERNING MY POLICY?

The Company will maintain the records relating to the Separate Account. Statements of significant transactions (such as premium payments, changes in specified Face Amount, changes in Sum Insured


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
Option, transfers among Sub-Accounts and the General Account, partial withdrawals, increases in loan amount by you, loan repayments, lapse, termination for any reason, and reinstatement) will be sent to you promptly. In addition, you will be sent periodic reports containing financial statements and other information for the Separate Account and the Funds as required by the 1940 Act.

An annual statement also will be sent to you within 30 days after a Policy anniversary. The annual statement will summarize all of the above transactions and deductions of charges during the Policy year. It also will set forth the status of the Death Proceeds, Policy Value, Surrender Value, amounts in the Sub-Accounts and General Account, and any Policy loan(s).

The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Policy. The Company will assume that all transactions are accurately reported on confirmation statements and quarterly/annual statements unless the Owner notifies the Service Office in writing within 30 days after receipt of the statement.


ARE THERE ANY PENDING LEGAL PROCEEDINGS INVOLVING THE SEPARATE ACCOUNT?

There are no legal proceedings to which we, the Separate Account or the Principal Underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

      - the Separate Account; or

      - the ability of the principal underwriter to perform its contract with the Separate Account; or

      - on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.


MAY THE COMPANY ADD, DELETE OR SUBSTITUTE FUNDS?

The Company reserves the right, subject to applicable law, to close Sub-accounts to new investments or transfers, and to make substitutions for the shares of a fund that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Fund are no longer available for investment or if in the Company's judgment further investment in any Fund should become inappropriate in view of the purposes of the Separate Account or the affected Sub-Account, the Company may redeem the shares of that Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Policy interest in a Sub-Account without notice to the Policyowner and prior approval of the SEC and state insurance authorities, to the extent required by law. The Separate Account may, to the extent permitted by law, purchase other securities for other policies or permit a conversion between policies upon request by a Policyowner.

The Company also reserves the right to establish additional Sub-Accounts of the Separate Account, each of which would invest in shares of a new Fund or in shares of another investment company. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Policyowners on a basis to be determined by the Company.

If any of these substitutions or changes are made, the Company may endorse the Policy to reflect the substitution or change, and will notify Policyowners of all such changes. If the Company deems it to be in the best interest of Policyowners, and subject to any approvals that may be required under applicable law, the Separate Account or any Sub-Account(s) may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Sub-Accounts or other separate accounts of the Company.


WHAT IS MIXED AND SHARED FUNDING?

Shares of the Funds of the Trust also are issued to separate accounts of the Company and its affiliates which issue variable annuity contracts ("mixed funding"). Shares of the portfolios of the Funds also are issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life Policyowners or variable annuity contract owners.

Although the Company and the Investment Funds currently do not foresee any such disadvantages to either variable life insurance Policyowners or variable annuity contract owners, the Company and the respective Trustees intend to monitor events in order to identify any material conflicts and to determine what action, if any, should be taken. If the Trustees were to conclude that separate Funds should be established for variable life and variable annuity separate accounts, the Company will bear the expenses.


WHERE CAN I FIND THE FINANCIAL STATEMENTS OF THE COMPANY AND THE SEPARATE
ACCOUNT?

Financial Statements for the Company and for the Variable Account are included in the Statement of Additional Information. The financial statements of the Company should be considered only as a bearing on our ability to meet our obligations under the Policy. They should not be considered as a bearing on the investment performance of the assets held in the Variable Account.

                             THE GENERAL ACCOUNT

As discussed earlier, you may allocate Net Premiums and transfer Policy Value to the General Account. Because of exemption and exclusionary provisions in the securities law, any amount in the General Account generally is not subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, the disclosures in this section have not been reviewed by the SEC. Disclosures regarding the fixed portion of the Policy and the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws concerning the accuracy and completeness of statements made in prospectuses.


GENERAL DESCRIPTION

The Fixed Account is part of the Company's General Account which is made up of all of the general assets of the Company other than those allocated to separate accounts. Allocations to the Fixed Account become part of the assets of the Company and are used to support insurance and annuity obligations. The General Account is not segregated or insulated from the claims of the insurance company's creditors. Any amounts allocated to the Fixed Account or amounts that we guarantee in excess of your Policy Value are subject to our financial strength and claim's paying ability, and are subject to the risk that the insurance company may not be able to cover, or may default on, its obligations under those guarantees.

A portion or all of net payments may be allocated to accumulate at a fixed rate of interest in the Fixed Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. Currently, the Company will credit amounts allocated to the Fixed Account with interest at an effective annual rate of at least 4%, compounded daily. Additional "Excess Interest" may or may not be credited at the sole discretion of the Company.


GENERAL ACCOUNT VALUES AND POLICY LOANS

The Company bears the full investment risk for amounts allocated to the General Account, and guarantees that interest credited to each Policyowner's Policy Value in the General Account will be at an effective annual yield of 4.0% ("Guaranteed Minimum Rate") compounded daily.

The Company may, AT ITS SOLE DISCRETION, credit a higher rate of interest ("excess interest"), although it is not obligated to credit interest in excess of 4%, and might not do so. The excess interest rate, if any, in effect on the date a premium is received at the Service Office, however, is guaranteed on that premium for one year, unless the Policy Value associated with the premium becomes security for a Policy loan. AFTER SUCH INITIAL ONE-YEAR GUARANTEE OF INTEREST ON NET PREMIUM, ANY INTEREST CREDITED ON THE POLICY'S ACCUMULATED VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED MINIMUM RATE PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE POLICYOWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE.

Even if excess interest is credited to accumulated value in the General Account, no excess interest will be credited to that portion of the Policy Value which is equal to the Debt. Such Policy Value, however, will be credited interest at an effective annual yield of at least 6%.

The Company guarantees that, on each Monthly Payment Date, the Policy Value in the General Account will be the amount of the Net Premiums allocated or the Policy Value transferred to the General Account, plus interest at an annual rate of 4%, plus any excess interest which the Company credits, less the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with loans, partial withdrawals, surrenders or transfers.

Policy loans also may be made from the Policy Value in the General Account.




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

                          GLOSSARY OF SPECIAL TERMS

ACCUMULATION UNIT:    a measure of your interest in a Sub-Account.

AGE:    the Insured's age as of the nearest birthday measured from a Policy anniversary.

BENEFICIARY:    the person(s) designated by the Policyowner to receive the insurance proceeds upon the death of the Insured.

COMPANY:    Unless otherwise specified, any reference to "We," "our," "us," and
"the Company" refers to Commonwealth Annuity and Life Insurance Company.

DATE OF ISSUE:    the date set forth in the Policy used to determine the
Monthly Payment Date, Policy months, Policy years, and Policy anniversaries.

DEATH PROCEEDS:    Prior to the Final Premium Payment Date, the Death Proceeds
equal the amount calculated under the applicable Sum Insured Option (Option 1 or Option 2), less Debt outstanding at the time of the Insured's death, partial withdrawals, if any, partial withdrawal charges, and any due and unpaid Monthly Deductions.

After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Policy, unless the optional Guaranteed Death Benefit Rider is in effect. If the rider is in effect, the Death Proceeds will be greater of (a) the Face Amount as of the Final Premium Payment Date or (b) the Policy Value as of the date due proof of death for Option 2 and date of death for Option 1 is received by the Company.

DEBT:    all unpaid Policy loans plus interest due or accrued on such loans.

DELIVERY RECEIPT:    an acknowledgment, signed by the Policyowner and returned
to the Company's Service Office, that the Policyowner has received the Policy and the Notice of Withdrawal Rights.

EVIDENCE OF INSURABILITY:    information, including medical information
satisfactory to the Company, that is used to determine the Insured's Premium Class.

FACE AMOUNT:    the amount of insurance coverage applied for; the Face Amount of each Policy is set forth in the specification pages of the Policy.

FINAL PREMIUM PAYMENT DATE:    the Policy anniversary nearest the Insured's
95th birthday. The Final Premium Payment Date is the latest date on which a premium payment may be made. After this date, the Death Proceeds equal the Surrender Value of the Policy, unless the optional Guaranteed Death Benefit Rider is in effect. The Net Death Benefit may be different before and after the Final Payment Date. See THE DEATH BENEFIT.

GENERAL ACCOUNT:    all the assets of the Company other than those held in a
separate account.

GUIDELINE ANNUAL PREMIUM:    the annual amount of premium that would be payable
through the Final Premium Payment Date of a Policy for the specified Sum Insured, if premiums were fixed by the Company as to both timing and amount, and monthly cost of insurance charges were based on the 1980 Commissioners Standard Ordinary Mortality Tables (Mortality Table B, Smoker or Non-Smoker, for unisex Policies), net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the Policy and any Policy riders. The Sum Insured Option 1 Guideline Annual Premium is used when calculating the maximum surrender charge.

GUIDELINE MINIMUM SUM INSURED:    the Guideline Minimum Sum Insured required to
qualify the Policy as "life insurance" under federal tax laws. The Guideline Minimum Sum Insured varies by age; it is calculated by multiplying the Policy Value by a percentage determined by the Insured's Age.

The percentage factor is a percentage that, when multiplied by the Certificate Value, determines the minimum death benefit required under federal tax laws. For both the Option 1 and the Option 2, the percentage factor is based on the Insured's attained age, as set forth in GUIDELINE MINIMUM SUM INSURED TABLE under THE DEATH BENEFIT, WHAT ARE THE SUM INSURED OPTIONS?

INSURANCE AMOUNT AT RISK:    the Sum Insured less the Policy Value.

LOAN VALUE:    the maximum amount that may be borrowed under the Policy.

MINIMUM MONTHLY FACTOR:    The Minimum Monthly Factor is a monthly premium
amount calculated by the Company and specified in the Policy. If, in the first 48 Policy months following Date of Issue or the effective date of an increase in the Face Amount or of a Policy Change which causes a change in the Minimum Monthly Factor:

      - You make premium payments (less debt, partial withdrawals and partial withdrawal charges) at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase in Face Amount or Policy Change has been in force, and

      - Debt does not exceed Policy Value less surrender charges, then

      - the Policy is guaranteed not to lapse during that period.


EXCEPT FOR THE 48 POLICY MONTH PERIODS, MAKING MONTHLY PAYMENTS AT LEAST EQUAL TO THE MINIMUM MONTHLY FACTOR DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE.

MONTHLY DEDUCTION:    charges deducted monthly from the Policy Value of a
Policy prior to the Final Premium Payment Date. The charges include the monthly cost of insurance, the monthly cost of any benefits provided by riders, and the monthly administrative charge.

MONTHLY PAYMENT DATE:    the date on which the Monthly Deduction is deducted
from the Policy Value.

NET PREMIUM:    an amount equal to the premium less a tax expense charge.

POLICY CHANGE:    any change in the Face Amount, the deletion of a rider, or a change in the Sum Insured Option.

POLICY VALUE:    the total amount available for investment under a Policy at any time. It is equal to the sum of (a) the value of the Accumulation Units credited to a Policy in the Sub-Accounts, and (b) the accumulation in the General Account credited to that Policy.

POLICYOWNER:    the person, persons or entity entitled to exercise the rights and privileges under the Policy.

PREMIUM CLASS:    the risk classification that the Company assigns the Insured based on the information in the application and any other Evidence of Insurability considered by the Company. The Insured's Premium Class will affect the cost of insurance charge and the amount of premium required to keep the Policy in force.

PRINCIPAL OFFICE:    the Company's office, located at 132 Turnpike Road, Suite
210, Southborough, MA 01772.

PRO-RATA ALLOCATION:    In certain circumstances, you may specify from which
Sub-Account certain deductions will be made or to which Sub-Account the Policy Value will be allocated. If you do not, the Company will allocate the deduction or Policy Value among the General Account and the Sub-Accounts in the same proportion that the Policy Value in the General Account (less Debt) and the Policy Value in each Sub-Account bear to the total Policy Value on the date of deduction or allocation.

SEPARATE ACCOUNT:    A separate account consists of assets segregated from the
Company's other assets. The investment performance of the assets of each separate account is determined separately from the other assets of the Company. The assets of a separate account which are equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business which the Company may conduct. In this prospectus, Separate Account refers to the VEL II Account of Commonwealth Annuity and Life Insurance Company.


SERVICE OFFICE:    Se(2), LLC (an affiliate of Security Distributors, Inc.) and its affiliates (collectively, "se(2)") provide administrative, accounting, and other services to the Company. The principal administrative offices of se(2) are located at One Security Benefit Place, Topeka, Kansas, 66636, Telephone 1-800-533-7881.


SUB-ACCOUNT:    a division of a Separate Account. Each Sub-Account invests exclusively in the shares of a corresponding Fund.

SUM INSURED:    the amount payable upon the death of the Insured, before the
Final Premium Payment Date, prior to deductions for Debt outstanding at the time of the Insured's death, partial withdrawals and partial withdrawal charges, if any, and any due and unpaid Monthly Deductions. The amount of the Sum Insured will depend on the Sum Insured Option chosen, but always will be at least equal to the Face Amount.

SURRENDER VALUE:    the amount payable upon a full surrender of the Policy. It is the Policy Value less any Debt and applicable surrender charges.

VALUATION DATE:    a day on which the net asset value of the shares of any of the Funds is determined and Accumulation Unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Policy is received) when there is a sufficient degree of trading in an Fund's securities such that the current net asset value of the Sub-Accounts may be affected materially.

VEL II ACCOUNT:    a separate account of the Company.

WRITTEN REQUEST:    a request in writing, by the Policyowner, satisfactory to
the Company.

YOU OR YOUR:    the Policyowner, as shown in the application or the latest change filed with the Company.

      - THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") INCLUDES ADDITIONAL INFORMATION ABOUT THE VEL II ACCOUNT OF COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY. THE SAI IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 1-800-533-7881.

      - IF YOU OWN A POLICY AND WOULD LIKE MORE INFORMATION OR WOULD LIKE TO REQUEST A PERSONALIZED ILLUSTRATION OF DEATH BENEFITS, CASH SURRENDER VALUES AND CASH VALUES, YOU MAY CALL TOLL FREE 1-800-533-7881.

ALL CORRESPONDENCE MAY BE MAILED TO: COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY. PO BOX 758554, TOPEKA, KS 66675

INFORMATION ABOUT THE VEL II ACCOUNT (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. REPORTS AND OTHER INFORMATION ABOUT THE VEL II ACCOUNT ARE AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. COPIES OF THIS INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE, BY WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, 450 FIFTH STREET, NW, WASHINGTON, DC 20549-0102.




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

                                 VEL II ACCOUNT

                                       OF

                 COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

                       STATEMENT OF ADDITIONAL INFORMATION

          INDIVIDUAL FLEXIBLE PAYMENT VARIABLE LIFE INSURANCE POLICIES


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MAY 1, 2015 ("THE PROSPECTUS") FOR THE INDIVIDUAL FLEXIBLE PAYMENT VARIABLE LIFE INSURANCE POLICIES FUNDED BY THE VEL II ACCOUNT OF COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY. THE PROSPECTUS MAY BE OBTAINED FROM CLIENT SERVICES, COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY, PO BOX 758554, TOPEKA, KS 66675, TELEPHONE 1-800-533-7881.

                                DATED MAY 1, 2015


Commonwealth Annuity VEL II Account

                               TABLE OF CONTENTS


GENERAL INFORMATION AND HISTORY                                                3

SERVICES                                                                       4

     SERVICE PROVIDERS                                                         4

     OTHER SERVICE ARRANGEMENTS                                                4

UNDERWRITERS AND  DISTRIBUTION                                                 5

MORE INFORMATION ABOUT DEATH BENEFITS                                          5

     GUIDELINE MINIMUM SUM INSURED                                             5

     DEATH PROCEEDS                                                            6

     EXAMPLES OF SUM INSURED OPTIONS                                           6

     CHANGING BETWEEN SUM INSURED OPTIONS                                      8

ADDITIONAL INFORMATION ABOUT CHARGES AND DEDUCTIONS                            9

     WAIVER OR REDUCTION OF CHARGES                                            9

     CALCULATION OF MAXIMUM SURRENDER CHARGES                                  9

PERFORMANCE INFORMATION                                                       13

     OTHER PERFORMANCE INFORMATION                                            13

EXPERTS                                                                       16

FINANCIAL STATEMENTS                                                          16

FINANCIAL STATEMENTS FOR COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
AND THE VEL II SEPARATE ACCOUNT                                              F-1

                         GENERAL INFORMATION AND HISTORY


The principal office (the "Principal Office") of Commonwealth Annuity and Life Insurance Company (the "Company") is located at 132 Turnpike Road, Suite 210, Southborough, MA 01772, Telephone 508-460-2400. The Company is a life insurance company originally organized under the laws of Delaware in July 1974, and re-domiciled to Massachusetts effective December 31, 2002. Originally known as American Variable Annuity Life Assurance Company, the Company changed its name to SMA Life Assurance Company in 1982, and then changed its name to Allmerica Financial Life Insurance and Annuity Company in 1995. Effective September 1, 2006 the Company adopted its present name.

Prior to December 30, 2005, the Company was an indirect wholly owned subsidiary of The Hanover Insurance Group ("THG," formerly Allmerica Financial Corporation). On that date, THG completed the closing of the sale of the Company to The Goldman Sachs Group, Inc. ("Goldman Sachs"). Effective April 30, 2013, Goldman Sachs completed the transfer of the common stock of the Company to Global Atlantic (Fin) Company, a subsidiary of Global Atlantic Financial Life Limited, which in turn is a wholly-owned subsidiary of Global Atlantic Financial Group Limited ("Global Atlantic"). Effective January 2, 2014, Forethought Services LLC acquired ownership of 79% of the shares of the Company. Forethought Services LLC is a wholly-owned subsidiary of Forethought Financial Group, Inc., which in turn is a wholly-owned subsidiary of Global Atlantic (Fin) Company. The registered office of Global Atlantic is located at Appleby Services (Bermuda) Ltd., Canon's Court, 22 Victoria Street, Hamilton HM 12 Bermuda.

Currently, Goldman Sachs owns approximately 22% of the outstanding ordinary shares of Global Atlantic, Goldman Sachs and Global Atlantic employees own approximately 4.5% of the outstanding ordinary shares, and unaffiliated investors, none of whom own more than 9.9%, own the remaining 73.5% of the outstanding ordinary shares.


The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. In connection with the acquisition of the Company, Global Atlantic has provided certain written assurances to the Commissioner of the Massachusetts Division of Insurance (the "Commissioner"). More specifically, Global Atlantic agreed to make capital contributions to the Company, subject to a maximum of $250 million, if necessary to ensure that the Company maintains a risk-based capital ratio of at least 100%, pursuant to Massachusetts Insurance Law. Such assurances have been provided solely to the Commissioner by Global Atlantic, and terminate the sooner of 2018 or at such time as Goldman Sachs owns less than 10% of the outstanding voting securities of Global Atlantic. These assurances are not evidence of indebtedness or an obligation or liability of Global Atlantic, and do not provide Contract Owners with any specific rights or recourse against Global Atlantic. These assurances replaced substantially similar assurances that had been provided by Goldman Sachs.

The VEL II Account of Commonwealth Annuity and Life Insurance Company (the "Variable Account") is a separate investment account established on February 2, 1993. It meets the definition of "separate account" under federal securities laws, and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). This registration does not involve SEC supervision of the management or investment practices or policies of the Variable Account or of the Companies. We reserve the right, subject to law, to change the names of the Variable Account and the sub-accounts.

Several Sub-Accounts of the Variable Account are available under the VEL II policies (the "Policy"). Each Sub-Account invests in a corresponding investment portfolio:

GOLDMAN SACHS VARIABLE INSURANCE TRUST                  DELAWARE VIP TRUST
(SERVICE SHARES)                                        ------------------
--------------------------------------                  Delaware VIP International Value Equity Series
Goldman Sachs VIT Core Fixed Income Fund
Goldman Sachs VIT Equity Index Fund                     FIDELITY VARIABLE INSURANCE PRODUCTS FUND
Goldman Sachs VIT High Quality Floating Rate Fund       -----------------------------------------
Goldman Sachs VIT Growth Opportunities Fund             Fidelity VIP Asset Manager(SM) Portfolio
Goldman Sachs VIT Mid Cap Value Fund                    Fidelity VIP Equity-Income Portfolio
Goldman Sachs VIT Money Market Fund                     Fidelity VIP Growth Portfolio
Goldman Sachs VIT Strategic Growth Fund                 Fidelity VIP High Income Portfolio
                                                        Fidelity VIP Overseas Portfolio

Goldman Sachs VIT Strategic International Equity Fund   FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2)
Goldman Sachs VIT U.S. Equity Insights Fund             --------------------------------------------------------------
                                                        Franklin Large Cap Growth VIP Fund
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE          Franklin Small-Mid Cap Growth VIP Fund
INSURANCE FUNDS)
(SERIES I SHARES)                                       JANUS ASPEN SERIES (SERVICE SHARES)
----------------------------------------------          -----------------------------------
Invesco V.I. Global Health Care Fund                    Janus Aspen Janus Portfolio

AB VARIABLE PRODUCTS SERIES FUND, INC.
(CLASS B)                                               T. ROWE PRICE INTERNATIONAL SERIES, INC.
-----------------------------------------------------   ----------------------------------------
AB VPS Large Cap Growth Portfolio                       T. Rowe Price International Stock Portfolio


                                    SERVICES

SERVICE PROVIDERS

CUSTODIAN OF SECURITIES. Commonwealth Annuity serves as custodian of the assets of the Variable Account. Underlying Fund shares owned by the Sub-Accounts are held on an open account basis. The Company's ownership of Underlying Fund shares is reflected on the records of the Underlying Fund and is not represented by any transferable stock certificates.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP is the Company's Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP is located at 125 High Street, Boston, MA 02110.


MAIL ROOM AND ADMINISTRATIVE SERVICES. Commonwealth Annuity has retained se2, LLC, an affiliate of Security Distributors, Inc., to provide administrative, accounting, mail room and lockbox services and other services to the Company. The principal administrative offices of se2, LLC are located at One Security Benefit, Topeka, Kansas.


OTHER SERVICE ARRANGEMENTS

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE FUNDS. We and our principal underwriter, Epoch Securities, Inc., ("Epoch") may receive payments from the Funds or their service providers (e.g., the investment adviser, administrator, distributor, and/or their affiliates). These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Contract and, in our role as an intermediary, the Funds. We (and our affiliates) may profit from these payments.

The amount of payments we receive from the Funds' service providers is based on a percentage of the assets of the particular Fund attributable to the Contract as well as certain other variable insurance products that we and/or our affiliates may issue or administer. These percentages are negotiated and vary with each Fund. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Contract Owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees (see the Funds' prospectuses for more information). Some service providers may pay us significantly more than others and the amount we receive may be substantial. These percentages currently range from 0.03% to 0.22%, and as of the date of this prospectus, we are receiving payments from each Fund's service providers.

Additionally, certain of the Funds make payments to us or Epoch under their distribution plans (12b-1 plans). The payment rates currently range from 0.16% to 0.25% based on the amount of assets invested in those Funds. Payments made out of the assets of the Funds will reduce the amount of assets that otherwise would be available for investment, and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the Fund's average net assets, which can fluctuate over time. If, however, the value of the Funds goes up, then so would the payment to us or to Epoch. Conversely, if the value of the Fund goes down, payments to us or to Epoch would decrease.

A Fund's service provider may provide us (or our affiliates) and/or broker-dealers that sell the Contracts ("selling firms") with marketing support, may pay us (or our affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may occasionally provide us (or our affiliates) and/or selling firms with items of relatively small value, such as promotional gifts, meals, tickets, or other similar items in the normal course of business.

We and/or Epoch also may directly or indirectly receive additional amounts or different percentages of assets under management from some of the Funds' service providers with regard to other variable insurance products we or our affiliates may issue or administer.

                          UNDERWRITERS AND DISTRIBUTION

Effective January 22, 2008, Epoch Securities, Inc., a Delaware company located at 132 Turnpike Road, Southborough, MA 01772 ("Epoch" or "Underwriter") became principal underwriter for the Contracts. Epoch is a corporation organized and existing under the laws of the state of Delaware, and is an indirect wholly-owned subsidiary of Global Atlantic Financial Group Limited. Epoch is a registered broker-dealer with the SEC, and a member of the Financial Industry Regulatory Authority ("FINRA"). The Company has effectively ceased issuing new Policies.

The Company pays commissions to registered representatives who sold the Policy based on a commission schedule. After issue of the Policy or an increase in the Face Amount, commissions generally equal 50% of the first-year premiums up to a basic premium amount established by the Company. Thereafter, commissions generally will not exceed 5.3% of any additional premiums. However, we may pay higher amounts under certain circumstances.

The Company intends to recoup the commission and other sales expense through a combination of the deferred sales charge component of the anticipated surrender and partial withdrawal charges, and the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company. There is no additional charge to Policyowners or to the Separate Account. Any surrender charge assessed on a Policy will be retained by the Company except for amounts it may pay to the Underwriter for services it performs and expenses it may incur as principal underwriter and general distributor.


The aggregate amounts of commissions paid to Epoch for the years 2012,2013 and 2014 were $716,433.93, $584,555.21 and $70,435.36, respectively. No commissions were retained by Epoch for sales of all contracts funded by the VEL II Account (including contracts not described in the Prospectus) for the years,2012, 2013 and 2014.


                      MORE INFORMATION ABOUT DEATH BENEFITS

GUIDELINE MINIMUM SUM INSURED

To remain qualified as "life insurance" for federal tax purposes, federal tax law requires that policies have a minimum amount of pure life insurance protection in relation to the size of the Policy Value. The Guideline Minimum Sum Insured is used to determine compliance with this requirement. So long as the Policy qualifies as a life insurance contract, the insurance proceeds will be excluded from the gross income of the Beneficiary.

The Policy provides two Sum Insured Options: Option 1 and Option 2, as described below. You designate the desired Sum Insured Option in the application. You may change the Option once per Policy year by written request. There is no charge for a change in Option.

Under Option 1, the Sum Insured is equal to the greater of the Face Amount of insurance or the Guideline Minimum Sum Insured. Under Option 2, the Sum Insured is equal to the greater of the Face Amount of insurance plus the Policy Value or the Guideline Minimum Sum Insured.

                                     PERCENTAGE
        AGE OF INSURED                   OF
       ON DATE OF DEATH             POLICY VALUE
       ----------------             ------------
               40 and under              250%
               45                        215%
               50                        185%
               55                        150%
               60                        130%
               65                        120%
               70                        115%
               75                        105%
               80                        105%
               85                        105%
               90                        105%
               95 and above              100%

For the Ages not listed, the progression between the listed Ages is linear.

Under both Option 1 and Option 2, the Sum Insured provides insurance protection. Under Option 1, the Sum Insured remains level unless the applicable percentage of Policy Value under the Guideline Minimum Sum Insured exceeds the Face Amount, in which case the Sum Insured will vary as the Policy Value varies. Under Option 2, the Sum Insured varies as the Policy Value changes.

For any Face Amount, the amount of the Sum Insured (and the Death Proceeds) will be greater under Option 2 than under Option 1. This is because the Policy Value is added to the specified Face Amount and included in the Death Proceeds only under Option 2. Under Option 2, however, the cost of insurance included in the Monthly Deduction will be greater, and the rate at which Policy Value will accumulate will be slower (assuming the same specified Face Amount and the same actual premiums paid).

If you desire to have premium payments and investment performance reflected in the amount of the Sum Insured, you should choose Option 2. If you desire premium payments and investment performance reflected to the maximum extent in the Policy Value, you should select Option 1.

DEATH PROCEEDS

As long as the Policy remains in force, upon due proof of the Insured's death, the Company will pay the Death Proceeds of the Policy to the named Beneficiary. The Company normally will pay the Death Proceeds within seven days of receiving due proof of the Insured's death, but the Company may delay payments under certain circumstances. The Death Proceeds may be received by the Beneficiary in cash or under one or more of the payment options set forth in the Policy. 6 Prior to the Final Premium Payment Date, the Death Proceeds are equal to:

     - the Sum Insured provided under Option 1 or Option 2, whichever is elected and in effect on the date of death; plus

     - any additional insurance on the Insured's life that is provided by rider; minus

     - any outstanding Debt, any partial withdrawals and partial withdrawal charges, and any Monthly Deductions due and unpaid through the Policy month in which the Insured dies.

After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Policy, unless the Guaranteed Death Benefit Rider is in effect. If the Guaranteed Death Benefit Rider is in effect, the Death Proceed equal the greater of the Face Amount or Surrender Value. The amount of Death Proceeds payable will be determined as of the date the Company receives due proof of the Insured's death for Option 2 and on the date of the Insured's death for Option 1.

EXAMPLES OF SUM INSURED OPTIONS

For the purposes of the following examples, assume that the Insured is under the Age of 40 and that there is no outstanding Debt.

EXAMPLE OF OPTION 1
Under Option 1, the Face Amount of the Policy generally will equal the Sum Insured. If at any time, however, the Policy Value multiplied by the applicable percentage is less than the Face Amount, the Sum Insured will equal the Face Amount of the Policy.

For example, a Policy with a $50,000 Face Amount will generally have a Sum Insured equal to $50,000. Because the Sum Insured must be equal to or greater than 250% of Policy Value, however, if at any time the Policy Value exceeds $20,000, the Sum Insured will exceed the $50,000 Face Amount. In this example, each additional dollar of Policy Value above $20,000 will increase the Sum Insured by $2.50. For example, a Policy with a Policy Value of $35,000 will have a Guideline Minimum Sum Insured of $87,500 ($35,000 X 2.50); Policy Value of $40,000 will produce a Guideline Minimum Sum Insured of $100,000 ($40,000 X 2.50); and Policy Value of $50,000 will produce a Guideline Minimum Sum Insured of $125,000 ($50,000 X 2.50).

Similarly, so long as Policy Value exceeds $20,000, each dollar taken out of Policy Value will reduce the Sum Insured by $2.50. If, for example, the Policy Value is reduced from $25,000 to $20,000 (because of partial withdrawals, charges or negative investment performance), the Sum Insured will be reduced from $62,500 to $50,000.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were, for example, 50 (rather than between 0 and 40), the applicable percentage would be 185%. The Sum Insured would not exceed the $50,000 Face Amount unless the Policy Value exceeded $27,027 (rather than $20,000), and each dollar then added to or taken from Policy Value would change the Sum Insured by $1.85.

EXAMPLE OF OPTION 2
 Under Option 2, the Sum Insured is generally equal to the Face Amount of the Policy plus the Policy Value. The Sum Insured under Option 2, however, always will be the greater of:

     -    the Face Amount plus Policy Value; or

     - the Policy Value multiplied by the applicable percentage from the Guideline Minimum Sum Insured Table.

For example, a Policy with a Face Amount of $50,000 and with Policy Value of $5,000 will produce a Sum Insured of $55,000 ($50,000 + $5,000). Policy Value of $10,000 will produce a Sum Insured of $60,000 ($50,000 + $10,000); Policy Value of $25,000 will produce a Sum Insured of $75,000 ($50,000 + $25,000).

According to the Guideline Minimum Sum Insured Table, however, the Sum Insured for the example must be at least 250% of the Policy Value. Therefore, if the Policy Value is greater than $33,333, 250% of that amount will be the required Sum Insured, which will be greater than the Face Amount plus Policy Value. In this example, each additional dollar of Policy Value above $33,333 will increase the Sum Insured by $2.50. For example, if the Policy Value is $35,000, the Guideline Minimum Sum Insured will be $87,500 ($35,000 X 2.50); Policy Value of $40,000 will produce a Guideline Minimum Sum Insured of $100,000 ($40,000 X 2.50); and Policy Value of $50,000 will produce a Guideline Minimum Sum Insured of $125,000 ($50,000 X 2.50).

Similarly, if the Policy Value exceeds $33,333, each dollar taken out of the Policy Value will reduce the Sum Insured by $2.50. If, for example, the Policy Value is reduced from $45,000 to $40,000 because of partial withdrawals, charges or negative investment performance, the Sum Insured will be reduced from $112,500 to $100,000. If at any time, however, Policy Value multiplied by the applicable percentage is less than the Face Amount plus Policy Value, then the Sum Insured will be the current Face Amount plus the Policy Value.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were 50, the Sum Insured must be at least
1.85 times the Policy Value. The amount of the Sum Insured would be the sum of the Policy Value plus $50,000 unless the Policy Value exceeded $58,824 (rather than $33,000). Each dollar added to or subtracted from the Policy would change the Sum Insured by $1.85.

CHANGING BETWEEN SUM INSURED OPTIONS

Generally, the Sum Insured Option in effect may be changed once each Policy year by sending a Written Request for change to the Principal Office. Changing Sum Insured Options will not require Evidence of Insurability. The effective date of any such change will be the Monthly Payment Date on or following the date of receipt of the request. No charges will be imposed on changes in Sum Insured Options.

CHANGE FROM OPTION 1 TO OPTION 2
If the Sum Insured Option is changed from Option 1 to Option 2, the Face Amount will be decreased to equal the Sum Insured less the Policy Value on the effective date of the change. This change may not be made if it would result in a Face Amount of less than $40,000. A change from Option 1 to Option 2 will not alter the amount of the Sum Insured at the time of the change, but will affect the determination of the Sum Insured from that point on. Because the Policy Value will be added to the new specified Face Amount, the Sum Insured will vary with the Policy Value. Under Option 2, the Insurance Amount at Risk always will equal the Face Amount unless the Guideline Minimum Sum Insured is in effect. The cost of insurance also may be higher or lower than it otherwise would have been without the change in Sum Insured Option.

CHANGE FROM OPTION 2 TO OPTION 1
If the Sum Insured Option is changed from Option 2 to Option 1, the Face Amount will be increased to equal the Sum Insured which would have been payable under Option 2 on the effective date of the change (i.e., the Face Amount immediately prior to the change plus the Policy Value on the date of the change). The amount of the Sum Insured will not be altered at the time of the change. The change in option, however, will affect the determination of the Sum Insured from that point on, since the Policy Value no longer will be added to the Face Amount in determining the Sum Insured; the Sum Insured will equal the new Face Amount (or, if higher, the Guideline Minimum Sum Insured). The cost of insurance may be higher or lower than it otherwise would have been since any increases or decreases in Policy Value will reduce or increase, respectively, the Insurance Amount at Risk under Option 1. Assuming a positive net investment return with respect to any amounts in the Separate Account, changing the Sum Insured Option from Option 2 to Option 1 will reduce the Insurance Amount at Risk and therefore the cost of insurance charge for all subsequent Monthly Deductions, compared to what such charge would have been if no such change were made.

A change in Sum Insured Option may result in total premiums paid exceeding the then-current maximum premium limitation determined by IRS rules. In such event, the Company will pay the excess to the Policyowner.

               ADDITIONAL INFORMATION ABOUT CHARGES AND DEDUCTIONS

WAIVER OR REDUCTION OF CHARGES

The Company may waive or reduce the premium tax charge, administrative charges, surrender charge, or 5% partial withdrawal charge, and will not pay commissions on Policies, where the Insured is within the following class of individuals:

     All employees of First Allmerica Financial Life Insurance Company and its affiliates and subsidiaries located at First Allmerica's home office (or at off-site locations if such employees are on First Allmerica's home office payroll); all directors of First Allmerica and its affiliates and subsidiaries; all retired employees of First Allmerica and its affiliates and subsidiaries eligible under First Allmerica Companies' Pension Plan or any successor plan; all General Agents, agents and field staff of First Allmerica; and all spouses, children, siblings, parents and grandparents of any individuals identified above, who reside in the same household.

CALCULATION OF MAXIMUM SURRENDER CHARGES

A separate surrender charge is calculated upon issuance of the Policy and upon each increase in the Face Amount. The maximum surrender charge is equal to the sum of (a) plus (b), where (a) is a deferred administrative charge equal to $8.50 per $1,000 of initial Face Amount (or Face Amount increase), and (b) is a deferred sales charge of 49% of premiums received up to a maximum number of Guideline Annual Premiums (GAPs) subject to the deferred sales charge that varies by issue Age or Age at time of increase, as applicable:

       APPLICABLE   MAXIMUM  APPLICABLE   MAXIMUM
          AGE        GAPS        AGE       GAPS
       ----------  --------  ----------  --------
          0-55     1.660714       68     1.290612
           56      1.632245       69     1.262143
           57      1.603776       70     1.233673
           58      1.575306       71     1.205204
           59      1.546837       72     1.176735
           60      1.518367       73     1.148265
           61      1.489898       74     1.119796
           62      1.461429       75     1.091327
           63      1.432959       76     1.062857
           64      1.404490       77     1.034388
           65      1.376020       78     1.005918
           66      1.347551       79     0.977449
           67      1.319082       80     0.948980

A further limitation is imposed based on the Standard Nonforfeiture Law of each state. The maximum surrender charges upon issuance of the Policy and upon each increase in the Face Amount are shown in the table below. During the first two Policy years following issue or an increase in the Face Amount, the actual surrender charge may be less than the maximum. See CHARGES AND DEDUCTIONS -- "Surrender Charge."

The maximum surrender charge initially remains level and then grades down according to the following schedule:

AGES
0-50 The maximum surrender charge remains level for the first 40 Policy months, reduces by 0.5% for the next 80 Policy months, then decreases by 1% per month to zero at the end of 180 Policy months (15 Policy years).

51 and above     The maximum surrender charge remains level for 40 Policy months and decreases per month by above the percentages below:

                 Age 51 -- 0.78% per month for 128 months

                 Age 52 -- 0.86% per month for 116 months

                 Age 53 -- 0.96% per month for 104 months

                 Age 54 -- 1.09% per month for 92 months

                 Age 55 and over -- 1.25% per month for 80 months

The factors used in calculating the maximum surrender charges vary with the issue Age, sex and Premium Class (Smoker) as indicated in the table below:

                 MAXIMUM SURRENDER CHARGE PER $1,000 FACE AMOUNT

  AGE AT
 ISSUE OR          MALE         MALE        FEMALE        FEMALE
 INCREASE       NONSMOKER      SMOKER      NONSMOKER      SMOKER
----------     -----------    --------    -----------    --------
     0                           8.63                       7.68
     1                           8.63                       7.70
     2                           8.78                       7.81
     3                           8.94                       7.93
     4                           9.10                       8.05
     5                           9.27                       8.18
     6                           9.46                       8.32
     7                           9.65                       8.47
     8                           9.86                       8.62
     9                          10.08                       8.78
    10                          10.31                       8.95
    11                          10.55                       9.13
    12                          10.81                       9.32
    13                          11.07                       9.51
    14                          11.34                       9.71
    15                          11.62                       9.92
    16                          11.89                      10.14
    17                          12.16                      10.36
    18            10.65         12.44         9.73         10.59
    19            10.87         12.73         9.93         10.83
    20            11.10         13.02        10.15         11.09
    21            11.34         13.33        10.37         11.35
    22            11.59         13.66        10.60         11.63
    23            11.85         14.01        10.85         11.92
    24            12.14         14.38        11.10         12.22
    25            12.44         14.77        11.37         12.54
    26            12.75         15.19        11.66         12.88
    27            13.09         15.64        11.95         13.23
    28            13.45         16.11        12.26         13.60

  AGE AT
 ISSUE OR          MALE         MALE        FEMALE        FEMALE
 INCREASE       NONSMOKER      SMOKER      NONSMOKER      SMOKER
----------     -----------    --------    -----------    --------
    29            13.83         16.62        12.59         13.99
    30            14.23         17.15        12.93         14.40
    31            14.66         17.72        13.29         14.83
    32            15.10         18.32        13.67         15.28
    33            15.58         18.96        14.07         15.75
    34            16.08         19.63        14.49         16.25
    35            16.60         20.35        14.93         16.77
    36            17.16         21.10        15.39         17.33
    37            17.75         21.89        15.88         17.91
    38            18.37         22.73        16.39         18.51
    39            19.02         23.55        16.93         19.15
    40            19.71         24.28        17.50         19.81
    41            20.44         25.04        18.09         20.51
    42            21.20         25.85        18.71         21.23
    43            22.02         26.71        19.36         21.98
    44            22.87         27.61        20.04         22.77
    45            23.61         28.56        20.76         23.56
    46            24.36         29.57        21.52         24.23
    47            25.15         30.63        22.33         24.94
    48            26.00         31.16        23.14         24.69
    49            26.90         32.95        23.83         26.47
    50            27.85         34.21        24.57         27.31
    51            28.87         35.56        25.35         28.18
    52            29.96         36.99        26.17         29.11
    53            31.12         38.25        27.05         30.09
    54            32.56         38.25        27.95         31.12
    55            33.67         38.25        28.97         32.21
    56            34.62         38.25        29.65         32.94
    57            35.61         38.25        30.36         33.70
    58            36.65         38.25        31.11         34.49
    59            37.73         38.25        32.74         36.23
    60            38.25         38.25        32.74         36.23
    61            38.25         38.25        33.63         37.18
    62            38.25         38.25        34.57         38.18
    63            38.25         38.25        35.56         38.25
    64            38.25         38.25        36.60         38.25
    65            38.25         38.25        37.68         38.25
    66            38.25         38.25        38.25         38.25
    67            38.25         38.25        38.25         38.25
    68            38.25         38.25        38.25         38.25
    69            38.25         38.25        38.25         38.25
    70            38.25         38.25        38.25         38.25
    71            38.25         38.25        38.25         38.25
    72            38.25         38.25        38.25         38.25
    73            38.25         38.25        38.25         38.25
    74            38.25         38.25        38.25         38.25
    75            38.25         38.25        38.25         38.25
    76            38.25         38.25        38.25         38.25
    77            38.25         38.25        38.25         38.25
    78            38.25         38.25        38.25         38.25
    79            38.25         38.25        38.25         38.25
    80            38.25         38.25        38.25         38.25

EXAMPLES. For the purposes of these examples, assume that a male, Age 35, non-smoker purchases a $100,000 Policy. In this example the Guideline Annual Premium ("GAP") equals $1,118.22. His maximum surrender charge is calculated as follows:

         (a)      Deferred administrative charge                     $   850.00
                  ($8.50/$1,000 of Face Amount)

         (b)      Deferred sales charge                              $   909.95
                  (49% X 1.660714 GAPs)

                  TOTAL                                              $ 1,759.95

                  Maximum surrender charge per Table (16.60 X 100)   $ 1,660.00

During the first two Policy years after the Date of Issue, the actual surrender charge is the smaller of the maximum surrender charge and the following sum:

         (a)      Deferred administrative charge                     $   850.00
                  ($8.50/$1,000 of Face Amount)

         (b)      Deferred sales charge                                  Varies
                  (not to exceed 29% of Premiums received,
                  up to one GAP, plus 9% of premiums
                  received in excess of one GAP, but
                  less than the maximum number of GAPs
                  subject to the deferred sales charge)

                                                             Sum of (a) and (b)

The maximum surrender charge is $1,660. All premiums are associated with the initial Face Amount unless the Face Amount is increased.

EXAMPLE 1:

Assume the Policyowner surrenders the Policy in the tenth Policy month, having paid total premiums of $900. The actual surrender charge would be $1,111.

EXAMPLE 2:

Assume the Policyowner surrenders the Policy in the 120th Policy month. After the 40th Policy month, the maximum surrender charge decreases by 0.5% per month ($8.30 per month in this example.) In this example, the maximum surrender charge would be $996.

The Surrender charge is designed to partially reimburse us for the administrative costs of product research and development, underwriting, policy administration and for distribution expenses, including commissions to our representatives, advertising, and the printing of prospectuses and sales literature.

                             PERFORMANCE INFORMATION

The Policy was first offered to the public in 1993. The Company may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Sub-Accounts have been in existence.

The returns in the tables reflect the charges assessed against the Separate Account (e.g., the mortality and expense risk charge and the administration charge) and all charges and expenses of the Underlying Funds. However, the tax expense charge, the charges that vary with each Policy because they are based on certain factors that vary with the individual characteristics of the Insured (e.g., the Monthly Deduction and Surrender Charges), and transaction charges are not reflected in the rates of return shown below. If these charges were deducted, the returns in the Tables would have been significantly lower. The tables do not illustrate how investment performance of the underlying funds will affect policy values and benefits because they do not reflect deduction of all applicable policy charges.

In each table, "One-Year Total Return" refers to the total of the income generated by a Sub-Account, based on certain charges and assumptions as described in the respective tables, for the one-year period ended December 31, 2012. "Average Annual Total Return" is based on the same charges and assumptions, but reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.

                          OTHER PERFORMANCE INFORMATION

We may compare performance information for a sub-account in reports and promotional literature to:

     -    Standard & Poor's 500 Composite Stock Price Index (S&P 500)

     -    Dow Jones Industrial Average (DJIA)

     -    Shearson, Lehman Aggregate Bond Index

     - Other unmanaged indices of unmanaged securities widely regarded by investors as representative of the securities markets

     - Other groups of variable life separate accounts or other investment products tracked by Lipper Inc.

     - Other services, companies, publications or persons, such as Morningstar, Inc., who rank the investment products on performance or other criteria

     -    The Consumer Price Index

In advertising, sales literature, publications or other materials, we may give information on various topics of interest to Policy owners and prospective Policy owners. These topics may include:

     - The relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation and automatic account rebalancing)

     - The advantages and disadvantages of investing in tax-deferred and taxable investments

     -    Customer profiles and hypothetical payment and investment scenarios

     -    Financial management and tax and retirement planning

     - Investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Policies and the characteristics of and market for the financial instruments.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/heath insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Portfolios.

                                     TABLE I
                 COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                          AVERAGE ANNUAL TOTAL RETURNS

                      FOR PERIODS ENDING DECEMBER 31, 2014

                         SINCE INCEPTION OF SUB-ACCOUNTS
            (EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES)

The following performance information is based on the periods that the Sub-Accounts have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT THE TAX EXPENSE CHARGE, MONTHLY CHARGES UNDER THE POLICIES, SURRENDER CHARGES, OR TRANSACTION CHARGES. IF THESE CHARGES WERE DEDUCTED, PERFORMANCE WOULD HAVE BEEN SIGNIFICANTLY LOWER IN THE TABLE BELOW. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.


                                                                                       10 YEARS
                                                            SUB-       FOR             OR SINCE
                                                          ACCOUNT      YEAR           INCEPTION
                                                         INCEPTION     ENDED     5        OF
                                                            DATE     12/31/14  YEARS  SUB-ACOUNT
                                                        -----------  --------  -----  ----------
Goldman Sachs VIT Core Fixed Income Fund                  01/09/06      4.77    4.13     3.67
Goldman Sachs VIT Equity Index Fund                       01/09/06     12.31   14.14     6.42
Goldman Sachs VIT Growth Opportunities Fund               01/09/06     10.21   14.07     8.81
Goldman Sachs VIT High Quality Floating Rate Fund         01/09/06     -0.89    2.07     3.07
Goldman Sachs VIT Mid Cap Value Fund                      01/09/06     12.38   14.71     7.16
Goldman Sachs VIT Money Market Fund                       01/09/06     -0.80   -0.80     0.50
Goldman Sachs VIT Strategic Growth Fund                   01/09/06     12.47   13.04     6.52
Goldman Sachs VIT Strategic International Equity Fund     01/09/06     -8.44    4.37     0.40
Goldman Sachs VIT U.S. Equity Insights Fund               01/09/06     15.25   15.38     5.46
AB VPS Large Cap Growth Portfolio                           5/1/01     12.93   13.07     6.62
Delaware VIP International Value Equity Series             7/18/93     -9.40    3.33     2.57
Fidelity VIP Asset Manager Portfolio                       5/10/94      4.99    8.06     5.32
Fidelity VIP Equity-Income Portfolio                        7/6/93      7.85   12.79     5.40
Fidelity VIP Growth Portfolio                              7/18/93     10.41   15.78     6.87
Fidelity VIP High Income Portfolio                         7/18/93      0.35    6.85     5.43
Fidelity VIP Overseas Portfolio                            7/20/93     -8.81    5.44     3.91
Franklin Large Cap Growth VIP Fund                          5/1/01     11.56   11.41     5.24
Franklin Small-Mid Cap Growth VIP Fund                      5/1/01      6.61   13.94     6.79
Invesco V.I. Global Health Care Fund                        5/1/01     18.71   16.41     9.07
Janus Aspen Janus Portfolio                                 5/1/01     11.83   12.44     6.48
T. Rowe Price International Stock Portfolio                6/21/95     -2.03    5.04     4.14


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                     EXPERTS


The financial statements of the Company as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014, and the financial statements of the VEL II Account of the Company as of December 31, 2014 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Policies.

                              FINANCIAL STATEMENTS

Financial Statements are included for Commonwealth Annuity and Life Insurance Company and for its VEL II Separate Account.

[PWC LOGO]

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Commonwealth Annuity and
Life Insurance Company and the Contract Owners of
VEL II Account of
Commonwealth Annuity and Life Insurance Company:

In our opinion, the accompanying individual statements of assets and liabilities, and the related individual statements of operations and of individual changes in net assets present fairly, in all material respects, the financial position of AllianceBernstein VPS Large Cap Growth Portfolio Class B, Delaware VIP International Value Equity Series Standard Class, Fidelity VIP Asset Manager Portfolio Initial Class, Fidelity VIP Equity-Income Portfolio Initial Class, Fidelity VIP Growth Portfolio Initial Class, Fidelity VIP High Income Portfolio Initial Class, Fidelity VIP Overseas Portfolio Initial Class, FT VIP Franklin Large Cap Growth VIP Fund Class 2, FT VIP Franklin Small-Mid Cap Growth VIP Fund Class 2, Goldman Sachs VIT Core Fixed Income Fund Service Shares, Goldman Sachs VIT Equity Index Fund Service Shares, Goldman Sachs VIT Growth Opportunities Fund Service Shares, Goldman Sachs VIT High Quality Floating Rate Fund Service Shares, Goldman Sachs VIT Mid Cap Value Fund Service Shares, Goldman Sachs VIT Money Market Fund Service Shares, Goldman Sachs VIT Strategic Growth Fund Service Shares, Goldman Sachs VIT Strategic International Equity Fund Service Shares, Goldman Sachs VIT U.S. Equity Insights Fund Service Shares, Invesco V.I. Global Health Care Fund Series I Shares, Janus Aspen Janus Portfolio Service Shares and T. Rowe Price International Stock Portfolio constituting VEL II Account of Commonwealth Annuity and Life Insurance Company (the "Separate Account") at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
March 31, 2015


PRICEWATERHOUSECOOPERS LLP, 125 HIGH STREET, BOSTON, MA 02110
T: (617) 530 5000, F: (617) 530 5001, WWW.PWC.COM/US

VEL II ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2014

                                           ALLIANCE-        DELAWARE VIP
                                         BERNSTEIN VPS      INTERNATIONAL      FIDELITY VIP       FIDELITY VIP
                                           LARGE CAP        VALUE EQUITY     ASSET MANAGER(SM)    EQUITY-INCOME      FIDELITY VIP
                                        GROWTH PORTFOLIO      SERIES            PORTFOLIO          PORTFOLIO       GROWTH PORTFOLIO
                                            CLASS B        STANDARD CLASS      INITIAL CLASS      INITIAL CLASS      INITIAL CLASS
                                       -----------------  -----------------  -----------------  -----------------  -----------------
ASSETS:
Investments in shares of the
 Underlying Funds, at fair value       $       1,790,423  $       5,936,050  $       4,329,405  $      29,251,807  $      28,861,416
                                       -----------------  -----------------  -----------------  -----------------  -----------------
 Total assets                                  1,790,423          5,936,050          4,329,405         29,251,807         28,861,416

LIABILITIES:                                          --                 --                 --                 --                 --
                                       -----------------  -----------------  -----------------  -----------------  -----------------
 Net assets                            $       1,790,423  $       5,936,050  $       4,329,405  $      29,251,807  $      28,861,416
                                       =================  =================  =================  =================  =================

NET ASSETS BY CATEGORY:
 Accumulation reserves                         1,790,423          5,936,050          4,329,405         29,251,807         28,861,416
                                       -----------------  -----------------  -----------------  -----------------  -----------------
                                       $       1,790,423  $       5,936,050  $       4,329,405  $      29,251,807  $      28,861,416
                                       =================  =================  =================  =================  =================

Investments in shares of the
 Underlying Funds, at cost             $         890,193  $       7,234,658  $       3,721,689  $      26,818,929  $      16,146,218
Underlying Fund shares held                       37,789            540,132            252,443          1,205,266            454,654

Units outstanding and unit fair
 values by distribution category:
Vari-Exceptional Life 93 (Policies
 during the first 10 Policy years):
 Units outstanding, December 31, 2014              1,401                 53                123              1,763              1,176
 Unit fair value, December 31, 2014    $        1.471497  $        3.477620  $        3.291380  $        5.160234  $        4.928614

Vari-Exceptional Life 93 (Policies
 after 10 Policy years):
 Units outstanding, December 31, 2014            646,435          2,515,720          1,988,317         10,895,490          9,931,779
 Unit fair value, December 31, 2014    $        2.766498  $        2.359509  $        2.177219  $        2.683928  $        2.905383

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT

DECEMBER 31, 2014

                                                            FIDELITY VIP      FT VIP FRANKLIN    FT VIP FRANKLIN     GOLDMAN SACHS
                                       FIDELITY VIP HIGH      OVERSEAS           LARGE CAP        SMALL-MID CAP      VIT CORE FIXED
                                       INCOME PORTFOLIO       PORTFOLIO       GROWTH VIP FUND    GROWTH VIP FUND      INCOME FUND
                                         INITIAL CLASS      INITIAL CLASS       CLASS 2 (a)        CLASS 2 (a)      SERVICE SHARES
                                       -----------------  -----------------  -----------------  -----------------  -----------------
ASSETS:
Investments in shares of the
 Underlying Funds, at fair value       $       7,598,417  $       6,883,909  $         720,355  $       2,866,641  $       7,179,260
                                       -----------------  -----------------  -----------------  -----------------  -----------------
 Total assets                                  7,598,417          6,883,909            720,355          2,866,641          7,179,260

LIABILITIES:                                          --                 --                 --                 --                 --
                                       -----------------  -----------------  -----------------  -----------------  -----------------
 Net assets                            $       7,598,417  $       6,883,909  $         720,355  $       2,866,641  $       7,179,260
                                       =================  =================  =================  =================  =================

NET ASSETS BY CATEGORY:
 Accumulation reserves                         7,598,417          6,883,909            720,355          2,866,641          7,179,260
                                       -----------------  -----------------  -----------------  -----------------  -----------------
                                       $       7,598,417  $       6,883,909  $         720,355  $       2,866,641  $       7,179,260
                                       =================  =================  =================  =================  =================

Investments in shares of the
 Underlying Funds, at cost             $       9,055,022  $       6,502,007  $         460,559  $       2,406,861  $       6,856,883
Underlying Fund shares held                    1,376,525            368,124             31,402            121,674            667,217

Units outstanding and unit fair
 values by distribution category:
Vari-Exceptional Life 93 (Policies
 during the first 10 Policy years):
 Units outstanding, December 31, 2014              2,077                 --                 --                627              2,438
 Unit fair value, December 31, 2014    $        2.656934  $        2.787777  $        1.500978  $        1.915691  $        2.455928

Vari-Exceptional Life 93 (Policies
 after 10 Policy years):
 Units outstanding, December 31, 2014          3,252,239          2,700,625            293,293            896,909          4,788,738
 Unit fair value, December 31, 2014    $        2.334668  $        2.549006  $        2.456091  $        3.194794  $        1.497946

(a) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT

DECEMBER 31, 2014

                                                            GOLDMAN SACHS      GOLDMAN SACHS
                                         GOLDMAN SACHS       VIT GROWTH      VIT HIGH QUALITY     GOLDMAN SACHS      GOLDMAN SACHS
                                       VIT EQUITY INDEX     OPPORTUNITIES      FLOATING RATE       VIT MID CAP         VIT MONEY
                                             FUND               FUND               FUND            VALUE FUND         MARKET FUND
                                        SERVICE SHARES     SERVICE SHARES      SERVICE SHARES    SERVICE SHARES     SERVICE SHARES
                                       -----------------  -----------------  -----------------  -----------------  -----------------
ASSETS:
Investments in shares of the
 Underlying Funds, at fair value       $      24,553,936  $      14,687,074  $       2,649,096  $      15,877,515  $       4,458,377
                                       -----------------  -----------------  -----------------  -----------------  -----------------
 Total assets                                 24,553,936         14,687,074          2,649,096         15,877,515          4,458,377

LIABILITIES:                                          --                 --                 --                 --                 --
                                       -----------------  -----------------  -----------------  -----------------  -----------------
 Net assets                            $      24,553,936  $      14,687,074  $       2,649,096  $      15,877,515  $       4,458,377
                                       =================  =================  =================  =================  =================

NET ASSETS BY CATEGORY:
 Accumulation reserves                        24,553,936         14,687,074          2,649,096         15,877,515          4,458,377
                                       -----------------  -----------------  -----------------  -----------------  -----------------
                                       $      24,553,936  $      14,687,074  $       2,649,096  $      15,877,515  $       4,458,377
                                       =================  =================  =================  =================  =================

Investments in shares of the
 Underlying Funds, at cost             $      16,203,078  $      13,858,817  $       2,628,425  $      14,518,032  $       4,458,377
Underlying Fund shares held                    1,646,810          1,909,893            253,018            909,886          4,458,377

Units outstanding and unit fair
 values by distribution category:
Vari-Exceptional Life 93 (Policies
 during the first 10 Policy  years):
 Units outstanding, December 31, 2014                419                994                452                 70             34,754
 Unit fair value, December 31, 2014    $        5.389779  $        7.907365  $        2.198903  $        7.606003  $        1.521439

Vari-Exceptional Life 93 (Policies
 after 10 Policy years):
 Units outstanding, December 31, 2014          8,630,589          3,236,000          1,925,453          4,287,179          4,053,242
 Unit fair value, December 31, 2014    $        2.844728  $        4.536222  $        1.375314  $        3.703363  $        1.086908

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT

DECEMBER 31, 2014

                                                            GOLDMAN SACHS      GOLDMAN SACHS
                                         GOLDMAN SACHS      VIT STRATEGIC     VIT U.S. EQUITY      INVESCO V.I.
                                         VIT STRATEGIC      INTERNATIONAL      INSIGHTS FUND      GLOBAL HEALTH       JANUS ASPEN
                                          GROWTH FUND        EQUITY FUND          SERVICE           CARE FUND       JANUS PORTFOLIO
                                        SERVICE SHARES     SERVICE SHARES       SHARES (a)       SERIES I SHARES    SERVICE SHARES
                                       -----------------  -----------------  -----------------  -----------------  -----------------
ASSETS:
Investments in shares of the
 Underlying Funds, at fair value       $      28,447,794  $       8,943,263  $      15,643,292  $       1,120,628  $         834,390
                                       -----------------  -----------------  -----------------  -----------------  -----------------
 Total assets                                 28,447,794          8,943,263         15,643,292          1,120,628            834,390

LIABILITIES:                                          --                 --                 --                 --                 --
                                       -----------------  -----------------  -----------------  -----------------  -----------------
 Net assets                            $      28,447,794  $       8,943,263  $      15,643,292  $       1,120,628  $         834,390
                                       =================  =================  =================  =================  =================

NET ASSETS BY CATEGORY:
 Accumulation reserves                        28,447,794          8,943,263         15,643,292          1,120,628            834,390
                                       -----------------  -----------------  -----------------  -----------------  -----------------
                                       $      28,447,794  $       8,943,263  $      15,643,292  $       1,120,628  $         834,390
                                       =================  =================  =================  =================  =================

Investments in shares of the
 Underlying Funds, at cost             $      20,523,546  $       9,826,891  $      12,346,122  $         744,102  $         480,730
Underlying Fund shares held                    1,763,657            963,714            860,941             33,174             23,698

Units outstanding and unit fair
 values by distribution category:
Vari-Exceptional Life 93 (Policies
 during the first 10 Policy years):
 Units outstanding, December 31, 2014              2,521              2,771                157                 --                582
 Unit fair value, December 31, 2014    $        4.011959  $        2.106944  $        4.288466  $        2.467286  $        1.449320

Vari-Exceptional Life 93 (Policies
 after 10 Policy years):
 Units outstanding, December 31, 2014          9,954,898          4,592,824          5,844,079            321,345            299,152
 Unit fair value, December 31, 2014    $        2.856652  $        1.945954  $        2.676661  $        3.487305  $        2.786362

(a) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT

DECEMBER 31, 2014

                                         T. ROWE PRICE
                                         INTERNATIONAL
                                        STOCK PORTFOLIO
                                       -----------------
ASSETS:
Investments in shares of the
 Underlying Funds, at fair value       $       4,765,822
                                       -----------------
 Total assets                                  4,765,822

LIABILITIES:                                          --
                                       -----------------
 Net assets                            $       4,765,822
                                       =================
NET ASSETS BY CATEGORY:
  Accumulation reserves                        4,765,822
                                       -----------------
                                       $       4,765,822
                                       =================

Investments in shares of the
 Underlying Funds, at cost             $       4,198,292
Underlying Fund shares held                      312,308

Units outstanding and unit fair
 values by distribution category:
Vari-Exceptional Life 93 (Policies
 during the first 10 Policy years):
 Units outstanding, December 31, 2014                187
 Unit fair value, December 31, 2014    $        2.084384

Vari-Exceptional Life 93 (Policies
 after 10 Policy years):
 Units outstanding, December 31, 2014          1,967,774
 Unit fair value, December 31, 2014    $        2.421738

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

                                           ALLIANCE-        DELAWARE VIP
                                         BERNSTEIN VPS      INTERNATIONAL      FIDELITY VIP       FIDELITY VIP
                                           LARGE CAP        VALUE EQUITY     ASSET MANAGER(SM)    EQUITY-INCOME      FIDELITY VIP
                                        GROWTH PORTFOLIO      SERIES            PORTFOLIO          PORTFOLIO       GROWTH PORTFOLIO
                                            CLASS B        STANDARD CLASS      INITIAL CLASS      INITIAL CLASS      INITIAL CLASS
                                       -----------------  -----------------  -----------------  -----------------  ----------------
INVESTMENT INCOME:
 Dividends                             $              --  $          88,557  $          65,675  $         822,986  $         53,145

EXPENSES:
 Mortality and expense risk fees                  10,997             43,654             29,230            192,770           188,975
 Administrative expense fees                           3                 --                  1                 13                 9
                                       -----------------  -----------------  -----------------  -----------------  ----------------
  Total expenses                                  11,000             43,654             29,231            192,783           188,984
                                       -----------------  -----------------  -----------------  -----------------  ----------------

  Net investment income (loss)                   (11,000)            44,903             36,444            630,203          (135,839)
                                       -----------------  -----------------  -----------------  -----------------  ----------------

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Capital gain distributions                           --                 --            207,145            404,721                --
 Net realized gain (loss) from sales
  of investments                                  87,111            (85,353)            84,381            267,982         1,326,119
                                       -----------------  -----------------  -----------------  -----------------  ----------------
  Net realized gain (loss)                        87,111            (85,353)           291,526            672,703         1,326,119
 Change in unrealized gain (loss)                134,441           (567,884)          (101,221)           978,432         1,738,823
                                       -----------------  -----------------  -----------------  -----------------  ----------------
  Net realized and unrealized gain
   (loss)                                        221,552           (653,237)           190,305          1,651,135         3,064,942
                                       -----------------  -----------------  -----------------  -----------------  ----------------
  Net increase (decrease) in net
   assets from operations              $         210,552  $        (608,334) $         226,749  $       2,281,338  $      2,929,103
                                       =================  =================  =================  =================  ================

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                            FIDELITY VIP      FT VIP FRANKLIN    FT VIP FRANKLIN     GOLDMAN SACHS
                                       FIDELITY VIP HIGH      OVERSEAS           LARGE CAP        SMALL-MID CAP      VIT CORE FIXED
                                       INCOME PORTFOLIO       PORTFOLIO       GROWTH VIP FUND    GROWTH VIP FUND      INCOME FUND
                                         INITIAL CLASS      INITIAL CLASS       CLASS 2 (a)        CLASS 2 (a)      SERVICE SHARES
                                       -----------------  -----------------  -----------------  -----------------  -----------------
INVESTMENT INCOME:
 Dividends                             $         449,949  $          98,792  $           7,603  $              --  $         197,551

EXPENSES:
 Mortality and expense risk fees                  53,294             48,706              4,578             18,373             47,625
 Administrative expense fees                           9                 --                 --                  2                  9
                                       -----------------  -----------------  -----------------  -----------------  -----------------
  Total expenses                                  53,303             48,706              4,578             18,375             47,634
                                       -----------------  -----------------  -----------------  -----------------  -----------------

  Net investment income (loss)                   396,646             50,086              3,025            (18,375)           149,917
                                       -----------------  -----------------  -----------------  -----------------  -----------------

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Capital gain distributions                           --              1,908                 --            549,280                 --
 Net realized gain (loss) from sales
  of investments                                (120,460)            81,829             28,435             74,446             33,266
                                       -----------------  -----------------  -----------------  -----------------  -----------------
  Net realized gain (loss)                      (120,460)            83,737             28,435            623,726             33,266
 Change in unrealized gain (loss)               (216,863)          (808,897)            46,598           (418,414)           168,312
                                       -----------------  -----------------  -----------------  -----------------  -----------------
  Net realized and unrealized
   gain (loss)                                  (337,323)          (725,160)            75,033            205,312            201,578
                                       -----------------  -----------------  -----------------  -----------------  -----------------
  Net increase (decrease) in net
   assets from operations              $          59,323  $        (675,074) $          78,058  $         186,937  $         351,495
                                       =================  =================  =================  =================  =================

(a) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                            GOLDMAN SACHS      GOLDMAN SACHS
                                         GOLDMAN SACHS       VIT GROWTH      VIT HIGH QUALITY     GOLDMAN SACHS      GOLDMAN SACHS
                                       VIT EQUITY INDEX     OPPORTUNITIES      FLOATING RATE       VIT MID CAP         VIT MONEY
                                             FUND               FUND               FUND            VALUE FUND         MARKET FUND
                                         SERVICE SHARES    SERVICE SHARES      SERVICE SHARES    SERVICE SHARES     SERVICE SHARES
                                       -----------------  -----------------  -----------------  -----------------  ----------------
INVESTMENT INCOME:
 Dividends                             $         390,678  $              --  $           8,264  $         118,678  $            297

EXPENSES:
 Mortality and expense risk fees                 158,300             95,191             18,259            102,523            31,641
 Administrative expense fees                           3                 12                  1                  1                89
                                       -----------------  -----------------  -----------------  -----------------  ----------------
  Total expenses                                 158,303             95,203             18,260            102,524            31,730
                                       -----------------  -----------------  -----------------  -----------------  ----------------

  Net investment income (loss)                   232,375            (95,203)            (9,996)            16,154           (31,433)
                                       -----------------  -----------------  -----------------  -----------------  ----------------

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Capital gain distributions                      507,914          2,771,045                 --          2,588,205                --
 Net realized gain (loss) from sales
  of investments                                 944,494            357,899              3,497            381,743                --
                                       -----------------  -----------------  -----------------  -----------------  ----------------
  Net realized gain (loss)                     1,452,408          3,128,944              3,497          2,969,948                --
 Change in unrealized gain (loss)              1,167,919         (1,589,495)           (14,141)        (1,127,426)               --
                                       -----------------  -----------------  -----------------  -----------------  ----------------
  Net realized and unrealized gain
   (loss)                                      2,620,327          1,539,449            (10,644)         1,842,522                --
                                       -----------------  -----------------  -----------------  -----------------  ----------------
  Net increase (decrease) in net
   assets from operations              $       2,852,702  $       1,444,246  $         (20,640) $       1,858,676  $        (31,433)
                                       =================  =================  =================  =================  ================

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT

FOR THE YEAR ENDED DECEMBER 31, 2014

                                                            GOLDMAN SACHS      GOLDMAN SACHS
                                         GOLDMAN SACHS      VIT STRATEGIC     VIT U.S. EQUITY      INVESCO V.I.
                                         VIT STRATEGIC      INTERNATIONAL      INSIGHTS FUND      GLOBAL HEALTH       JANUS ASPEN
                                          GROWTH FUND        EQUITY FUND          SERVICE           CARE FUND       JANUS PORTFOLIO
                                        SERVICE SHARES     SERVICE SHARES       SHARES (a)       SERIES I SHARES    SERVICE SHARES
                                       -----------------  -----------------  -----------------  -----------------  ----------------
INVESTMENT INCOME:
 Dividends                             $          32,907  $         330,209  $         173,807  $              --  $          1,837

EXPENSES:
 Mortality and expense risk fees                 181,402             63,249             99,923              6,717             5,388
 Administrative expense fees                          15                 10                  1                 --                 1
                                       -----------------  -----------------  -----------------  -----------------  ----------------
  Total expenses                                 181,417             63,259             99,924              6,717             5,389
                                       -----------------  -----------------  -----------------  -----------------  ----------------

  Net investment income (loss)                  (148,510)           266,950             73,883             (6,717)           (3,552)
                                       -----------------  -----------------  -----------------  -----------------  ----------------

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Capital gain distributions                    5,323,055                 --            670,632             40,902            60,298
 Net realized gain (loss) from sales
  of investments                               1,313,561              3,393            379,096             56,681            59,198
                                       -----------------  -----------------  -----------------  -----------------  ----------------
  Net realized gain (loss)                     6,636,616              3,393          1,049,728             97,583           119,496
 Change in unrealized gain (loss)             (3,170,197)        (1,079,706)         1,077,292             86,162           (22,900)
                                       -----------------  -----------------  -----------------  -----------------  ----------------
  Net realized and unrealized gain
   (loss)                                      3,466,419         (1,076,313)         2,127,020            183,745            96,596
                                       -----------------  -----------------  -----------------  -----------------  ----------------
  Net increase (decrease) in net
   assets from operations              $       3,317,909  $        (809,363) $       2,200,903  $         177,028  $         93,044
                                       =================  =================  =================  =================  ================

(a) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT

FOR THE YEAR ENDED DECEMBER 31, 2014

                                         T. ROWE PRICE
                                         INTERNATIONAL
                                        STOCK PORTFOLIO
                                       -----------------
INVESTMENT INCOME:
 Dividends                             $          52,369

EXPENSES:
 Mortality and expense risk fees                  33,602
 Administrative expense fees                           1
                                       -----------------
  Total expenses                                  33,603
                                       -----------------

  Net investment income (loss)                    18,766
                                       -----------------

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Capital gain distributions                       27,725
 Net realized gain (loss) from sales
  of investments                                 118,580
                                       -----------------
  Net realized gain (loss)                       146,305
 Change in unrealized gain (loss)               (244,770)
                                       -----------------
  Net realized and unrealized gain
   (loss)                                        (98,465)
                                       -----------------
  Net increase (decrease) in net
   assets from operations              $         (79,699)
                                       =================

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,

                                      ALLIANCEBERNSTEIN VPS LARGE     DELAWARE VIP INTERNATIONAL          FIDELITY VIP ASSET
                                          CAP GROWTH PORTFOLIO            VALUE EQUITY SERIES             MANAGER(SM) PORTFOLIO
                                               CLASS B                       STANDARD CLASS                   INITIAL CLASS
                                     -----------------------------   ------------------------------  -----------------------------
                                          2014            2013            2014            2013            2014            2013
                                     -------------   -------------   -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:

  Net investment income (loss)       $     (11,000)  $      (9,972)  $      44,903   $      59,175   $      36,444   $      39,181
  Net realized gain (loss)                  87,111          90,170         (85,353)       (162,843)        291,526          76,843
  Change in unrealized gain (loss)         134,441         394,767        (567,884)      1,419,198        (101,221)        491,910
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net increase (decrease) in net
   assets from operations                  210,552         474,965        (608,334)      1,315,530         226,749         607,934
                                     -------------   -------------   -------------   -------------   -------------   -------------

FROM POLICY TRANSACTIONS:
  Net premiums                              73,538          78,387         301,021         332,306         218,934         252,983
  Terminations                             (56,639)       (167,892)       (405,775)       (318,383)       (242,131)       (319,927)
  Insurance and other charges             (107,255)       (102,361)       (387,233)       (428,400)       (327,272)       (340,247)
  Transfers                                (30,747)        (12,902)          7,470        (154,710)        (30,684)         47,337
  Other transfers from (to) the
   General Account                              35               4            (220)           (205)             15              77
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net increase (decrease) in net
   assets from Policy transactions        (121,068)       (204,764)       (484,737)       (569,392)       (381,138)       (359,777)
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net increase (decrease) in net
   assets                                   89,484         270,201      (1,093,071)        746,138        (154,389)        248,157

 NET ASSETS:
  Beginning of year                      1,700,939       1,430,738       7,029,121       6,282,983       4,483,794       4,235,637
                                     -------------   -------------   -------------   -------------   -------------   -------------
  End of year                        $   1,790,423   $   1,700,939   $   5,936,050   $   7,029,121   $   4,329,405   $   4,483,794
                                     =============   =============   =============   =============   =============   =============

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT

FOR THE YEARS ENDED DECEMBER 31,

                                       FIDELITY VIP EQUITY-INCOME         FIDELITY VIP GROWTH           FIDELITY VIP HIGH INCOME
                                              PORTFOLIO                        PORTFOLIO                       PORTFOLIO
                                            INITIAL CLASS                    INITIAL CLASS                   INITIAL CLASS
                                     ------------------------------  ------------------------------  -----------------------------
                                          2014            2013            2014            2013            2014            2013
                                     -------------   -------------   -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)       $     630,203   $     511,954   $    (135,839)  $     (96,014)  $     396,646   $     424,963
  Net realized gain (loss)                 672,703       1,925,037       1,326,119         991,961        (120,460)       (129,709)
  Change in unrealized gain (loss)         978,432       4,285,698       1,738,823       7,023,868        (216,863)        130,234
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net increase (decrease) in net
   assets from operations                2,281,338       6,722,689       2,929,103       7,919,815          59,323         425,488
                                     -------------   -------------   -------------   -------------   -------------   -------------

FROM POLICY TRANSACTIONS:
  Net premiums                           1,310,440       1,361,601       1,493,705       1,445,722         439,247         466,500
  Terminations                          (1,566,557)     (1,839,900)     (1,480,425)     (1,822,691)       (401,215)       (455,448)
  Insurance and other charges           (1,944,160)     (2,026,850)     (1,988,368)     (1,993,409)       (614,896)       (671,522)
  Transfers                               (533,391)       (421,710)       (721,000)       (835,655)       (171,386)         57,026
  Other transfers from (to) the
   General Account                            (104)          1,475           1,378          (1,021)            (71)            (34)
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net increase (decrease) in net
   assets from Policy transactions      (2,733,772)     (2,925,384)     (2,694,710)     (3,207,054)       (748,321)       (603,478)
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net increase (decrease) in net
   assets                                 (452,434)      3,797,305         234,393       4,712,761        (688,998)       (177,990)

 NET ASSETS:
  Beginning of year                     29,704,241      25,906,936      28,627,023      23,914,262       8,287,415       8,465,405
                                     -------------   -------------   -------------   -------------   -------------   -------------
  End of year                        $  29,251,807   $  29,704,241   $  28,861,416   $  28,627,023   $   7,598,417   $   8,287,415
                                     =============   =============   =============   =============   =============   =============

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT

FOR THE YEARS ENDED DECEMBER 31,

                                          FIDELITY VIP OVERSEAS          FT VIP FRANKLIN LARGE         FT VIP FRANKLIN SMALL-MID
                                               PORTFOLIO                  CAP GROWTH VIP FUND             CAP GROWTH VIP FUND
                                             INITIAL CLASS                   CLASS 2 (a)                      CLASS 2 (a)
                                     ------------------------------  ------------------------------  -----------------------------
                                          2014            2013            2014            2013            2014            2013
                                     -------------   -------------   -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)       $      50,086   $      51,570   $       3,025   $       2,597   $     (18,375)  $     (16,913)
  Net realized gain (loss)                  83,737          45,671          28,435          19,485         623,726         268,587
  Change in unrealized gain (loss)        (808,897)      1,798,245          46,598         137,369        (418,414)        567,751
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net increase (decrease) in net
   assets from operations                 (675,074)      1,895,486          78,058         159,451         186,937         819,425
                                     -------------   -------------   -------------   -------------   -------------   -------------

FROM POLICY TRANSACTIONS:
  Net premiums                             363,915         387,245          34,381          35,575         112,594         119,994
  Terminations                            (462,038)       (561,764)        (14,322)        (35,338)       (159,789)       (277,560)
  Insurance and other charges             (453,374)       (481,335)        (42,237)        (43,566)       (173,691)       (174,551)
  Transfers                                139,151        (126,169)        (34,771)         (9,703)         41,951           9,345
  Other transfers from (to) the
   General Account                             (26)            277               1               2              45              52
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net increase (decrease) in net
   assets from Policy transactions        (412,372)       (781,746)        (56,948)        (53,030)       (178,890)       (322,720)
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net increase (decrease) in net
   assets                               (1,087,446)      1,113,740          21,110         106,421           8,047         496,705

 NET ASSETS:
  Beginning of year                      7,971,355       6,857,615         699,245         592,824       2,858,594       2,361,889
                                     -------------   -------------   -------------   -------------   -------------   -------------
  End of year                        $   6,883,909   $   7,971,355   $     720,355   $     699,245   $   2,866,641   $   2,858,594
                                     =============   =============   =============   =============   =============   =============

(a) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT

FOR THE YEARS ENDED DECEMBER 31,

                                         GOLDMAN SACHS VIT CORE             GOLDMAN SACHS VIT          GOLDMAN SACHS VIT GROWTH
                                           FIXED INCOME FUND                EQUITY INDEX FUND            OPPORTUNITIES FUND
                                            SERVICE SHARES                   SERVICE SHARES                SERVICE SHARES
                                     ------------------------------  ------------------------------  -----------------------------
                                          2014            2013            2014            2013            2014            2013
                                     -------------   -------------   -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)       $     149,917   $     136,406   $     232,375   $     221,582   $     (95,203)  $     (90,425)
  Net realized gain (loss)                  33,266          53,855       1,452,408         620,301       3,128,944       1,115,448
  Change in unrealized gain (loss)         168,312        (344,775)      1,167,919       5,243,843      (1,589,495)      2,747,194
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net increase (decrease) in net
   assets from operations                  351,495        (154,514)      2,852,702       6,085,726       1,444,246       3,772,217
                                     -------------   -------------   -------------   -------------   -------------   -------------

FROM POLICY TRANSACTIONS:
  Net premiums                             397,859         435,467       1,290,954       1,399,156         475,352         532,504
  Terminations                            (342,776)       (824,649)     (1,438,375)     (1,414,746)       (788,438)       (843,449)
  Insurance and other charges             (574,869)       (628,858)     (1,864,015)     (1,893,047)       (821,852)       (869,482)
  Transfers                                 41,087         464,983        (641,079)       (697,116)       (608,993)       (345,844)
  Other transfers from (to) the
   General Account                              42             582            (713)            517             607            (228)
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net increase (decrease) in net
   assets from Policy transactions        (478,657)       (552,475)     (2,653,228)     (2,605,236)     (1,743,324)     (1,526,499)
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net increase (decrease) in net
   assets                                 (127,162)       (706,989)        199,474       3,480,490        (299,078)      2,245,718

 NET ASSETS:
  Beginning of year                      7,306,422       8,013,411      24,354,462      20,873,972      14,986,152      12,740,434
                                     -------------   -------------   -------------   -------------   -------------   -------------
  End of year                        $   7,179,260   $   7,306,422   $  24,553,936   $  24,354,462   $  14,687,074   $  14,986,152
                                     =============   =============   =============   =============   =============   =============

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT

FOR THE YEARS ENDED DECEMBER 31,

                                         GOLDMAN SACHS VIT HIGH          GOLDMAN SACHS VIT MID          GOLDMAN SACHS VIT MONEY
                                       QUALITY FLOATING RATE FUND           CAP VALUE FUND                   MARKET FUND
                                            SERVICE SHARES                  SERVICE SHARES                  SERVICE SHARES
                                     ------------------------------  ------------------------------  -----------------------------
                                          2014            2013            2014            2013            2014            2013
                                     -------------   -------------   -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)       $      (9,996)  $      (4,571)  $      16,154   $      (6,784)  $     (31,433)  $     (34,023)
  Net realized gain (loss)                   3,497          26,613       2,969,948       1,434,756            --              --
  Change in unrealized gain (loss)         (14,141)        (30,773)     (1,127,426)      2,609,749            --              --
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net increase (decrease) in net
   assets from operations                  (20,640)         (8,731)      1,858,676       4,037,721         (31,433)        (34,023)
                                     -------------   -------------   -------------   -------------   -------------   -------------

FROM POLICY TRANSACTIONS:
  Net premiums                             241,399         243,275         540,103         597,966         687,097         750,420
  Terminations                            (166,392)       (313,617)     (1,002,718)       (907,193)       (659,112)       (709,050)
  Insurance and other charges             (326,706)       (354,425)       (892,724)       (939,809)       (760,191)       (783,706)
  Transfers                                 24,448          98,635        (465,638)       (419,709)        258,797         152,977
  Other transfers from (to) the
   General Account                               2              20              18             (88)             (7)              2
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net increase (decrease) in net
   assets from Policy transactions        (227,249)       (326,112)     (1,820,959)     (1,668,833)       (473,416)       (589,357)
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net increase (decrease) in net
   assets                                 (247,889)       (334,843)         37,717       2,368,888        (504,849)       (623,380)

 NET ASSETS:
  Beginning of year                      2,896,985       3,231,828      15,839,798      13,470,910       4,963,226       5,586,606
                                     -------------   -------------   -------------   -------------   -------------   -------------
  End of year                        $   2,649,096   $   2,896,985   $  15,877,515   $  15,839,798   $   4,458,377   $   4,963,226
                                     =============   =============   =============   =============   =============   =============

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT

FOR THE YEARS ENDED DECEMBER 31,

                                      GOLDMAN SACHS VIT STRATEGIC     GOLDMAN SACHS VIT STRATEGIC       GOLDMAN SACHS VIT U.S.
                                             GROWTH FUND               INTERNATIONAL EQUITY FUND         EQUITY INSIGHTS FUND
                                            SERVICE SHARES                 SERVICE SHARES                 SERVICE SHARES (a)
                                     ------------------------------  ------------------------------  -----------------------------
                                          2014            2013            2014            2013            2014            2013
                                     -------------   -------------   -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)       $    (148,510)  $    (126,569)  $     266,950   $      88,499   $      73,883   $      31,817
  Net realized gain (loss)               6,636,616       2,089,824           3,393         (92,308)      1,049,728          25,632
  Change in unrealized gain (loss)      (3,170,197)      5,029,489      (1,079,706)      1,963,244       1,077,292       4,199,710
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net increase (decrease) in net
   assets from operations                3,317,909       6,992,744        (809,363)      1,959,435       2,200,903       4,257,159
                                     -------------   -------------   -------------   -------------   -------------   -------------

FROM POLICY TRANSACTIONS:
  Net premiums                           1,407,175       1,532,530         502,353         554,833         767,243         844,116
  Terminations                          (1,654,762)     (1,906,404)       (486,358)       (755,615)     (1,064,430)     (1,006,107)
  Insurance and other charges           (1,950,762)     (2,013,087)       (603,043)       (641,971)     (1,071,147)     (1,102,499)
  Transfers                               (694,779)       (534,950)        283,356         (93,759)       (331,837)       (220,557)
  Other transfers from (to) the
   General Account                             285             408            (125)            (74)            (33)            129
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net increase (decrease) in net
   assets from Policy transactions      (2,892,843)     (2,921,503)       (303,817)       (936,586)     (1,700,204)     (1,484,918)
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net increase (decrease) in net
   assets                                  425,066       4,071,241      (1,113,180)      1,022,849         500,699       2,772,241

 NET ASSETS:
  Beginning of year                     28,022,728      23,951,487      10,056,443       9,033,594      15,142,593      12,370,352
                                     -------------   -------------   -------------   -------------   -------------   -------------
  End of year                        $  28,447,794   $  28,022,728   $   8,943,263   $  10,056,443   $  15,643,292   $  15,142,593
                                     =============   =============   =============   =============   =============   =============

(a) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT

FOR THE YEARS ENDED DECEMBER 31,

                                       INVESCO V.I. GLOBAL HEALTH         JANUS ASPEN JANUS
                                               CARE FUND                       PORTFOLIO              T. ROWE PRICE INTERNATIONAL
                                            SERIES I SHARES                 SERVICE SHARES                  STOCK PORTFOLIO
                                     ------------------------------  ------------------------------  -----------------------------
                                          2014            2013            2014            2013            2014            2013
                                     -------------   -------------   -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)       $      (6,717)  $         289   $      (3,552)  $          12   $      18,766   $      10,171
  Net realized gain (loss)                  97,583          24,349         119,496          54,896         146,305          61,492
  Change in unrealized gain (loss)          86,162         193,876         (22,900)        155,013        (244,770)        581,651
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net increase (decrease) in net
   assets from operations                  177,028         218,514          93,044         209,921         (79,699)        653,314
                                     -------------   -------------   -------------   -------------   -------------   -------------

FROM POLICY TRANSACTIONS:
  Net premiums                              30,061          31,577          42,154          44,926         222,161         246,254
  Terminations                             (44,693)        (60,516)        (77,022)       (109,442)       (395,007)       (339,968)
  Insurance and other charges              (60,937)        (37,026)        (59,189)        (60,969)       (273,077)       (302,280)
  Transfers                                215,556         133,594         (32,169)        (16,802)        (64,069)        (85,663)
  Other transfers from (to) the
   General Account                            (109)            (85)             30               5             (70)            273
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net increase (decrease) in net
   assets from Policy transactions         139,878          67,544        (126,196)       (142,282)       (510,062)       (481,384)
                                     -------------   -------------   -------------   -------------   -------------   -------------
  Net increase (decrease) in net
   assets                                  316,906         286,058         (33,152)         67,639        (589,761)        171,930

 NET ASSETS:
  Beginning of year                        803,722         517,664         867,542         799,903       5,355,583       5,183,653
                                     -------------   -------------   -------------   -------------   -------------   -------------
  End of year                        $   1,120,628   $     803,722   $     834,390   $     867,542   $   4,765,822   $   5,355,583
                                     =============   =============   =============   =============   =============   =============

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

     VEL II Account (the "Separate Account"), which funds the Vari-Exceptional Life 93 variable life insurance policies, is a separate investment account of Commonwealth Annuity and Life Insurance Company ("Commonwealth Annuity"), established on June 10, 1993, for the purpose of separating from the general assets of Commonwealth Annuity those assets used to fund the variable portion of certain flexible premium variable life insurance policies (the "Policies") issued by Commonwealth Annuity. Commonwealth Annuity is the Sponsor of the Separate Account. Commonwealth Annuity is a wholly-owned indirect subsidiary of Global Atlantic (Fin) Company, a Delaware company, which is a wholly-owned indirect subsidiary of Global Atlantic Financial Group Limited ("GAFG"), a Bermuda company.

     Prior to April 30, 2013, Commonwealth Annuity was a wholly-owned subsidiary of The Goldman Sachs Group, Inc. ("Goldman Sachs"). Effective April 30, 2013, Goldman Sachs contributed several of its insurance subsidiaries, including Commonwealth Annuity, to GAFG, a newly formed holding company, and to certain subsidiaries of GAFG. Goldman Sachs owns approximately 20% of the outstanding ordinary shares of GAFG, and other investors, none of whom own more than 9.9%, own the remaining approximately 80% of the outstanding ordinary shares.

     Commonwealth Annuity is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, Commonwealth Annuity is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Commonwealth Annuity. The Separate Account cannot be charged with liabilities arising out of any other business of Commonwealth Annuity. Commonwealth Annuity's General Account is subject to the claims of creditors.

     The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). Such registration does not involve the supervision or management of investment practices or policies of the Separate Account or Commonwealth Annuity by the SEC.

     Epoch Securities, Inc. ("Epoch") is the principal underwriter for the Separate Account. Epoch, an affiliate of Commonwealth Annuity, is a wholly-owned subsidiary of Global Atlantic (Fin) Company, and is a wholly-owned indirect subsidiary of GAFG.

     The Separate Account is divided into Sub-Accounts, each of which invests exclusively in a fund. Twenty-one Sub-Accounts are currently offered by the Separate Account, all of which had activity during the year.

     Each Sub-Account invests exclusively in one of the funds ("Underlying Funds") that are part of the following fund groups:

FUND GROUPS
Aim Variable Insurance Funds (Invesco Variable Insurance Funds)
AllianceBernstein Variable Products Series Fund, Inc.
Delaware VIP Trust
Fidelity Variable Insurance Products Funds
Franklin Templeton Variable Insurance Products Trust
Goldman Sachs Variable Insurance Trust
Janus Aspen Series
T. Rowe Price International Series, Inc.

     The fund groups listed above are open-end, diversified management investment companies registered under the 1940 Act.

VEL II ACCOUNT

NOTE 1 - ORGANIZATION (CONTINUED)

     The following Underlying Funds were renamed as indicated:

DATE              NEW NAME                                         OLD NAME
----              --------                                         --------
April 30, 2014    Goldman Sachs VIT U.S. Equity Insights Fund      Goldman Sachs VIT Structured U.S. Equity Fund Service Shares
                    Service Shares
May 1, 2014       FT VIP Franklin Large Cap Growth VIP Fund        FT VIP Franklin Large Cap Growth Securities Fund Class 2
                    Class 2
May 1, 2014       FT VIP Franklin Small-Mid Cap Growth VIP Fund    FT VIP Franklin Small-Mid Cap Growth Securities Fund Class 2
                    Class 2

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

     ESTIMATES - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates at the date of the financial statements. Actual results could differ from those estimates.

     SUBSEQUENT EVENTS - For the year ended December 31, 2014, Commonwealth Annuity evaluated subsequent events through March 31, 2015; the issuance date of the financial statements.

     INVESTMENTS - Investment transactions are recorded as of the trade date. Investments held by the Sub-Accounts are recorded at fair value based on the stated net asset value per share ("NAV") of the Underlying Funds. The change in the difference between cost and fair value is reflected in unrealized gain
(loss) in the statements of operations. Realized investment gains and losses are determined using the average cost method. Dividend income and capital gain distributions are recorded on the ex-distribution date and are reinvested in additional shares of the Underlying Funds at NAV. Investment income receivable represents dividends receivable by, but not yet reinvested in, the Underlying Funds.

     FINANCIAL INSTRUMENTS - The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (the exit price). The best evidence of fair value is a quoted price in an active market. If listed prices or quotations are not available, fair value is determined by reference to prices of similar instruments and quoted prices or recent prices in less active markets.

     U.S. GAAP has a three-level fair value hierarchy for disclosure of fair value measurements. The fair value hierarchy prioritizes inputs to the valuation techniques used to measure fair value, giving the highest priority to level 1 inputs and the lowest priority to level 3 inputs. A financial instrument's level in the fair value hierarchy is based on the lowest level of any input that is significant to fair value measurement. The three levels of the fair value hierarchy are described below:

VEL II ACCOUNT

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                               Basis of Fair Value Measurement

     Level 1 Inputs are adjusted quoted prices in active markets to which Commonwealth Annuity had access at the measurement date for identical, unrestricted assets or liabilities.

     Level 2 Inputs to valuation techniques are observable either directly or indirectly.

     Level 3 One or more inputs to valuation techniques are both significant and unobservable.

     The open-end mutual funds in the Separate Account produce a daily NAV that is validated with a sufficient level of observable activity to support classification of the fair value measurement as level 1.

     RECEIVABLE FROM AND PAYABLE TO COMMONWEALTH ANNUITY - These represent transactions not settled with the general account.

     UNITS OUTSTANDING AND UNIT FAIR VALUES BY DISTRIBUTION CATEGORY - The units outstanding represent the total number of units outstanding for the Sub-Account for the noted distribution category. A dash denotes the Sub-Account has no investors. The unit fair value is the measurement used in determining the value of a unit. The unit fair value varies to reflect the investment experience of the Sub-Account and any assessment of charges against the Sub-Account's net assets. A dash denotes the investment option is not available for the noted distribution category.

     STATEMENTS OF CHANGES IN NET ASSETS - Policy owners may allocate their Policy values to variable investment options in the Separate Account and to the Fixed Account, which is a part of Commonwealth Annuity's General Account that guarantees principal and a fixed minimum interest rate.

     Net premiums represent payments received under the Policies (excluding amounts allocated to the Fixed Account) reduced by refunds made during the initial free-look period, and by applicable deductions, charges, and state premium taxes. Terminations are payments to Policy owners and beneficiaries made under the terms of the Policies and amounts that Policy owners have requested to be withdrawn and paid to them. Insurance and other charges are deductions from Policy values for Policy fees such as Cost of Insurance. Cost of Insurance are charges based on individual characteristics such as the age, Policy year, underwriting class, face amount and sex of the insured. Transfers are amounts that Policy owners have directed to be moved among funds, including permitted transfers from and to the Fixed Account. Other transfers from (to) the General Account include Policy loan activity and death claims.

     FEDERAL INCOME TAXES - The operations of the Separate Account are included in the federal income tax return of Commonwealth Annuity, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, Commonwealth Annuity does not expect to incur federal income taxes on the earnings or realized capital gains attributable to the Separate Account. Based on this, no Federal income tax provision is required. Commonwealth Annuity will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies. The Separate Account did not record any changes in and had no recorded liabilities for uncertain tax benefits or related interest and penalties as of and for the year ended December 31, 2014.

     DIVERSIFICATION REQUIREMENT - Under the provisions of Section 817(h) of the IRC, a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance policy for federal income tax purposes for any period for which the investments

VEL II ACCOUNT

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

of the segregated asset account on which the policy is based are not adequately diversified. The IRC provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Internal Revenue Service has issued regulations under
Section 817(h) of the IRC. Commonwealth Annuity believes that the Separate Account satisfies the current requirements of the regulations, and it intends that it will continue to meet such requirements.

NOTE 3 - EXPENSES AND RELATED PARTY TRANSACTIONS

     On each monthly payment date commencing with the date of issue, Commonwealth Annuity deducts a Cost of Insurance Charge for the cost of insurance protection under the Policies; a charge for any optional insurance benefits added by rider, and an Administrative Charge as reimbursement for expenses related to issuance and maintenance of the Policies. The Charges for Optional Benefits vary depending upon the optional benefits selected and by the underwriting classification of the insured. Commonwealth Annuity may also charge other one-time fees for certain Policy transactions, which are not listed in the following table. For more detailed information about fees and charges, refer to the product prospectus.

     The Policy owner may allocate Policy deductions to one Sub-Account. In the absence of allocation instructions, or if the Sub-Account chosen does not have sufficient funds to cover Policy deductions, Commonwealth Annuity makes a pro-rata allocation among the Sub-Accounts in the Policy. No Policy deductions are made after the final premium payment date. Policy fees may be waived by Commonwealth Annuity in certain cases at its discretion, and where permitted by law.

     Commonwealth Annuity also assesses a Mortality and Expense Risk Charge and a Separate Account Administrative Charge. The Mortality and Expense Risk Charge compensates Commonwealth Annuity for assuming mortality and expense risks for variable interests in the Policy. The mortality risk assumed by Commonwealth Annuity is that insureds may live for a shorter time than anticipated, and that Commonwealth Annuity therefore will pay an aggregate amount of death proceeds greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges provided in the Policies. If the charge for mortality and expense risks is not sufficient to cover mortality experience and expenses, Commonwealth Annuity absorbs the losses. If the charge is higher than mortality and expense risk expenses, the difference is a profit to Commonwealth Annuity. The Separate Account Administrative Charge reimburses Commonwealth Annuity for the costs of administering the Separate Account and the Sub-Accounts.

     Fees and charges may be deducted daily, monthly, or annually. They may be deducted from the net assets of each Sub-Account ("Unit Fair Value") or deducted from individual Policies ("Individual Policy"). Current fees and charges are summarized in the following table. For more detailed information about fees and charges, refer to the product prospectus.

VEL II ACCOUNT

NOTE 3 - EXPENSES AND RELATED PARTY TRANSACTIONS (CONTINUED)

                                                       VARI-EXCEPTIONAL LIFE 93
                                                  --------------------------------

Mortality and Expense Risk
  Frequency                                                    Daily
  Deduction Method                                        Unit Fair Value
  Rate (Annual)                                                0.65%

Separate Account Administrative Charge
  Frequency                                                    Daily
  Deduction Method                                        Unit Fair Value
  Rate (Current Annual)                                        0.15%
  Rate (Maximum Annual)                           0.25% during the first 10 Policy
                                                    years, with no charge imposed
                                                              thereafter

Cost of Insurance Charge
  Frequency                                                   Monthly
  Deduction Method                                       Individual Policy
  Rate (Annual)                                           Varies by Policy

Charges for Optional Benefits
  Frequency                                                   Monthly
  Deduction Method                                       Individual Policy
  Rate (Annual)                                           Varies by Policy

Administrative Charge
  Frequency                                                   Monthly
  Deduction Method                                       Individual Policy
  Maximum Annual Fee                                             $5

     A surrender charge may be deducted upon request of a full surrender of the Policy or a decrease in the face amount if less than a certain number of years have lapsed from the date of issue or from the effective date of any increase in the face amount. The maximum surrender charge is a detailed calculation. For more information see the prospectus.

     Some states and municipalities impose premium taxes, which currently range up to 5.0%, on variable life policies.

     The disclosures above include current fees and charges. There are certain other fees and charges that may be assessed in future periods, at the discretion of Commonwealth Annuity, in accordance with Policy terms.

     Detailed descriptions of these fees and charges are available in the product prospectus.

     Goldman Sachs Asset Management, L.P. ("GSAM"), a subsidiary of Goldman Sachs, is investment advisor to the Goldman Sachs Variable Insurance Trust ("Goldman Sachs VIT"). During the year ended December 31,

VEL II ACCOUNT

2014, management fees of the underlying Goldman Sachs VIT funds were paid directly by the funds to GSAM in its capacity as investment manager and administrator of the Goldman Sachs VIT funds.

     The Goldman Sachs VIT funds' advisory agreement provides for each fund to pay a fee equal to an annual rate ranging from 0.23% to 1.01% of the fund's average daily net assets. According to the Plan of Distribution and Service pursuant to Rule 12b-1 under the 1940 Act, each Goldman Sachs VIT fund paid a fee equal to an annual rate ranging from 0.01% to 0.25% of the fund's average daily net assets.

NOTE 4 - CHANGES IN UNITS OUTSTANDING

     The changes in units outstanding were as follows:

                                                                                YEAR ENDED DECEMBER 31,
                                                                          ----------------------------------
                                                                                2014              2013
                                                                          ---------------    ---------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO CLASS B
 Issuance of Units                                                                 59,442             82,677
 Redemption of Units                                                             (107,657)          (190,709)
                                                                          ---------------    ---------------
  Net increase (decrease)                                                         (48,215)          (108,032)
                                                                          ===============    ===============

DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES STANDARD CLASS
 Issuance of Units                                                                214,231            199,748
 Redemption of Units                                                             (401,505)          (443,750)
                                                                          ---------------    ---------------
  Net increase (decrease)                                                        (187,274)          (244,002)
                                                                          ===============    ===============

FIDELITY VIP ASSET MANAGER(SM) PORTFOLIO INITIAL CLASS
 Issuance of Units                                                                164,204            321,309
 Redemption of Units                                                             (341,055)          (507,281)
                                                                          ---------------    ---------------
  Net increase (decrease)                                                        (176,851)          (185,972)
                                                                          ===============    ===============

FIDELITY VIP EQUITY-INCOME PORTFOLIO INITIAL CLASS
 Issuance of Units                                                                746,218            975,182
 Redemption of Units                                                           (1,801,332)        (2,283,761)
                                                                          ---------------    ---------------
  Net increase (decrease)                                                      (1,055,114)        (1,308,579)
                                                                          ===============    ===============

FIDELITY VIP GROWTH PORTFOLIO INITIAL CLASS
 Issuance of Units                                                                727,900            915,387
 Redemption of Units                                                           (1,689,048)        (2,346,376)
                                                                          ---------------    ---------------
  Net increase (decrease)                                                        (961,148)        (1,430,989)
                                                                          ===============    ===============

FIDELITY VIP HIGH INCOME PORTFOLIO INITIAL CLASS
 Issuance of Units                                                                337,309            402,806
 Redemption of Units                                                             (650,057)          (670,745)
                                                                          ---------------    ---------------
  Net increase (decrease)                                                        (312,748)          (267,939)
                                                                          ===============    ===============

VEL II ACCOUNT

NOTE 4 - CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                                YEAR ENDED DECEMBER 31,
                                                                          ----------------------------------
                                                                                 2014             2013
                                                                          ---------------    ---------------
FIDELITY VIP OVERSEAS PORTFOLIO INITIAL CLASS
 Issuance of Units                                                                283,806            276,483
 Redemption of Units                                                             (439,134)          (603,977)
                                                                          ---------------    ---------------
  Net increase (decrease)                                                        (155,328)          (327,494)
                                                                          ===============    ===============

FT VIP FRANKLIN LARGE CAP GROWTH VIP FUND CLASS 2 (a)
 Issuance of Units                                                                 23,299             29,039
 Redemption of Units                                                              (48,099)           (55,850)
                                                                          ---------------    ---------------
  Net increase (decrease)                                                         (24,800)           (26,811)
                                                                          ===============    ===============

FT VIP FRANKLIN SMALL-MID CAP GROWTH VIP FUND CLASS 2 (a)
 Issuance of Units                                                                 91,710            145,350
 Redemption of Units                                                             (149,812)          (280,246)
                                                                          ---------------    ---------------
  Net increase (decrease)                                                         (58,102)          (134,896)
                                                                          ===============    ===============

GOLDMAN SACHS VIT CORE FIXED INCOME FUND SERVICE SHARES
 Issuance of Units                                                                532,264            912,941
 Redemption of Units                                                             (857,233)        (1,293,075)
                                                                          ---------------    ---------------
  Net increase (decrease)                                                        (324,969)          (380,134)
                                                                          ===============    ===============

GOLDMAN SACHS VIT EQUITY INDEX FUND SERVICE SHARES
 Issuance of Units                                                                588,295            830,045
 Redemption of Units                                                           (1,586,682)        (2,008,545)
                                                                          ---------------    ---------------
  Net increase (decrease)                                                        (998,387)        (1,178,500)
                                                                          ===============    ===============

GOLDMAN SACHS VIT GROWTH OPPORTUNITIES FUND SERVICE SHARES
 Issuance of Units                                                                152,467            228,496
 Redemption of Units                                                             (561,149)          (652,561)
                                                                          ---------------    ---------------
  Net increase (decrease)                                                        (408,682)          (424,065)
                                                                          ===============    ===============

GOLDMAN SACHS VIT HIGH QUALITY FLOATING RATE FUND SERVICE SHARES
 Issuance of Units                                                                271,240            511,374
 Redemption of Units                                                             (435,914)          (743,909)
                                                                          ---------------    ---------------
  Net increase (decrease)                                                        (164,674)          (232,535)
                                                                          ===============    ===============

GOLDMAN SACHS VIT MID CAP VALUE FUND SERVICE SHARES
 Issuance of Units                                                                210,888            328,185
 Redemption of Units                                                             (737,495)          (899,940)
                                                                          ---------------    ---------------
  Net increase (decrease)                                                        (526,607)          (571,755)
                                                                          ===============    ===============


(a) Name change. See Note 1.

VEL II ACCOUNT

NOTE 4 - CHANGES IN UNITS OUTSTANDING (CONTINUED)


                                                                                YEAR ENDED DECEMBER 31,
                                                                          ----------------------------------
                                                                                 2014             2013
                                                                          ---------------    ---------------
GOLDMAN SACHS VIT MONEY MARKET FUND SERVICE SHARES
 Issuance of Units                                                              1,240,368          1,726,351
 Redemption of Units                                                           (1,672,568)        (2,241,612)
                                                                          ---------------    ---------------
  Net increase (decrease)                                                        (432,200)          (515,261)
                                                                          ===============    ===============

GOLDMAN SACHS VIT STRATEGIC GROWTH FUND SERVICE SHARES
 Issuance of Units                                                                662,915            976,193
 Redemption of Units                                                           (1,754,269)        (2,310,772)
                                                                          ---------------    ---------------
  Net increase (decrease)                                                      (1,091,354)        (1,334,579)
                                                                          ===============    ===============

GOLDMAN SACHS VIT STRATEGIC INTERNATIONAL EQUITY FUND SERVICE SHARES
 Issuance of Units                                                                511,291            471,280
 Redemption of Units                                                             (654,357)          (964,139)
                                                                          ---------------    ---------------
  Net increase (decrease)                                                        (143,066)          (492,859)
                                                                          ===============    ===============

GOLDMAN SACHS VIT U.S. EQUITY INSIGHTS FUND SERVICE SHARES (a)
 Issuance of Units                                                                408,840            591,877
 Redemption of Units                                                           (1,094,404)        (1,330,500)
                                                                          ---------------    ---------------
  Net increase (decrease)                                                        (685,564)          (738,623)
                                                                          ===============    ===============

INVESCO V.I. GLOBAL HEALTH CARE FUND SERIES I SHARES
 Issuance of Units                                                                116,314             74,301
 Redemption of Units                                                              (68,978)           (46,848)
                                                                          ---------------    ---------------
  Net increase (decrease)                                                          47,336             27,453
                                                                          ===============    ===============

JANUS ASPEN JANUS PORTFOLIO SERVICE SHARES
 Issuance of Units                                                                 23,047             30,763
 Redemption of Units                                                              (72,313)           (97,317)
                                                                          ---------------    ---------------
  Net increase (decrease)                                                         (49,266)           (66,554)
                                                                          ===============    ===============

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
 Issuance of Units                                                                192,796            222,700
 Redemption of Units                                                             (394,722)          (433,714)
                                                                          ---------------    ---------------
  Net increase (decrease)                                                        (201,926)          (211,014)
                                                                          ===============    ===============

(a) Name change. See Note 1.

VEL II ACCOUNT

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

     The cost of purchases and proceeds from sales of shares of the Underlying Funds of the Separate Account during the year ended December 31, 2014 were as follows:

                             INVESTMENT PORTFOLIOS                                     PURCHASES        SALES
                             ---------------------                                     ---------        -----
AllianceBernstein VPS Large Cap Growth Portfolio Class B                               $   55,337   $   187,405
Delaware VIP International Value Equity Series Standard Class                             255,347       695,181
Fidelity VIP Asset Manager(SM) Portfolio Initial Class                                    394,246       531,795
Fidelity VIP Equity-Income Portfolio Initial Class                                      1,421,462     3,120,310
Fidelity VIP Growth Portfolio Initial Class                                               311,699     3,142,248
Fidelity VIP High Income Portfolio Initial Class                                          724,560     1,076,235
Fidelity VIP Overseas Portfolio Initial Class                                             387,046       747,423
FT VIP Franklin Large Cap Growth VIP Fund Class 2 (a)                                      32,723        86,646
FT VIP Franklin Small-Mid Cap Growth VIP Fund Class 2 (a)                                 673,323       321,308
Goldman Sachs VIT Core Fixed Income Fund Service Shares                                   453,309       782,050
Goldman Sachs VIT Equity Index Fund Service Shares                                        950,186     2,863,126
Goldman Sachs VIT Growth Opportunities Fund Service Shares                              2,816,695     1,884,178
Goldman Sachs VIT High Quality Floating Rate Fund Service Shares                          130,285       367,530
Goldman Sachs VIT Mid Cap Value Fund Service Shares                                     2,750,392     1,966,992
Goldman Sachs VIT Money Market Fund Service Shares                                        677,862     1,182,711
Goldman Sachs VIT Strategic Growth Fund Service Shares                                  5,439,782     3,158,081
Goldman Sachs VIT Strategic International Equity Fund Service Shares                      760,951       797,818
Goldman Sachs VIT U.S. Equity Insights Fund Service Shares (a)                            921,081     1,876,771
Invesco V.I. Global Health Care Fund Series I Shares                                      351,594       177,531
Janus Aspen Janus Portfolio Service Shares                                                 73,720       143,170
T. Rowe Price International Stock Portfolio                                               250,469       714,040

(a) Name change. See Note 1.

VEL II ACCOUNT

NOTE 6 - FINANCIAL HIGHLIGHTS

     Unit fair values, units outstanding, income and expense ratios and total returns for the Separate Account were as follows:

                                    AT DECEMBER 31                                    FOR THE YEAR ENDED DECEMBER 31
                                    --------------                                    ------------------------------
                               UNIT FAIR     UNIT FAIR                    INVESTMENT   EXPENSE    EXPENSE     TOTAL         TOTAL
                                 VALUES        VALUES                       INCOME      RATIOS     RATIOS    RETURNS       RETURNS
                                 LOWEST       HIGHEST          NET          RATIOS      LOWEST    HIGHEST     LOWEST       HIGHEST
                  UNITS         ($) (4)       ($) (4)       ASSETS ($)      (%) (1)    (%) (2)    (%) (2)   (%) (3)(4)   (%) (3)(4)
                  ------        -------       --------      ----------      -------    -------    -------   ----------   ----------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO CLASS B
2014              647,836       1.471497       2.766498      1,790,423         N/A        0.65        0.80       12.93        13.10
2013              696,051       1.303030       2.446072      1,700,939         N/A        0.65        0.80       35.90        36.11
2012              804,083       0.958797       1.797147      1,430,738        0.03        0.65        0.80       15.19        15.37
2011            1,060,415       0.832339       1.557763      1,496,730        0.09        0.65        0.80       (4.05)       (3.90)
2010            1,327,140       0.867445       1.621019      1,783,210        0.27        0.65        0.80        8.95         9.12
DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES STANDARD CLASS
2014            2,515,773       3.477620       2.359509      5,936,050        1.32        0.65        0.80       (9.40)       (9.26)
2013            2,703,047       3.838485       2.600416      7,029,121        1.54        0.65        0.80       21.80        21.99
2012            2,947,049       3.151402       2.131728      6,282,983        2.52        0.65        0.80       14.28        14.45
2011            3,189,538       2.757650       1.862565      5,974,744        1.25        0.65        0.80      (15.12)      (14.99)
2010            3,484,691       3.248889       2.191027      7,757,285        3.78        0.65        0.80       10.04        10.20
FIDELITY VIP ASSET MANAGER(SM) PORTFOLIO INITIAL CLASS
2014            1,988,440       3.291380       2.177219      4,329,405        1.47        0.65        0.80        4.99         5.14
2013            2,165,291       3.135070       2.070687      4,483,794        1.55        0.65        0.80       14.78        14.96
2012            2,351,263       2.731336       1.801299      4,235,637        1.55        0.65        0.80       11.58        11.75
2011            2,464,418       2.447825       1.611886      4,012,634        1.79        0.65        0.80       (3.34)       (3.19)
2010            2,963,817       2.532412       1.665064      5,053,060        1.69        0.65        0.80       13.35        13.52
FIDELITY VIP EQUITY-INCOME PORTFOLIO INITIAL CLASS
2014           10,897,253       5.160234       2.683928     29,251,807        2.79        0.65        0.80        7.85         8.01
2013           11,952,367       4.784735       2.484867     29,704,241        2.47        0.65        0.80       27.12        27.31
2012           13,260,946       3.763873       1.951748     25,906,936        3.02        0.65        0.80       16.37        16.55
2011           15,076,568       3.234413       1.674671     25,614,754        2.41        0.65        0.80        0.16         0.32
2010           16,940,123       3.229138       1.669412     29,316,218        1.79        0.65        0.80       14.23        14.40
FIDELITY VIP GROWTH PORTFOLIO INITIAL CLASS
2014            9,932,955       4.928614       2.905383     28,861,416        0.18        0.65        0.80       10.41        10.57
2013           10,894,103       4.464025       2.627534     28,627,023        0.28        0.65        0.80       35.25        35.45
2012           12,325,092       3.300673       1.939852     23,914,262        0.58        0.65        0.80       13.77        13.94
2011           13,848,379       2.901130       1.702464     23,738,739        0.35        0.65        0.80       (0.60)       (0.45)
2010           15,589,604       2.918635       1.710149     27,295,143        0.27        0.65        0.80       23.18        23.37

VEL II ACCOUNT

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                    AT DECEMBER 31                                    FOR THE YEAR ENDED DECEMBER 31
                                    --------------                                    ------------------------------
                               UNIT FAIR     UNIT FAIR                    INVESTMENT   EXPENSE    EXPENSE     TOTAL         TOTAL
                                 VALUES        VALUES                       INCOME      RATIOS     RATIOS    RETURNS       RETURNS
                                 LOWEST       HIGHEST          NET          RATIOS      LOWEST    HIGHEST     LOWEST       HIGHEST
                  UNITS         ($) (4)       ($) (4)       ASSETS ($)      (%) (1)    (%) (2)    (%) (2)   (%) (3)(4)   (%) (3)(4)
                  ------        -------       --------      ----------      -------    -------    -------   ----------   ----------
FIDELITY VIP HIGH INCOME PORTFOLIO INITIAL CLASS
2014            3,254,316       2.656934       2.334668      7,598,417        5.51        0.65        0.80        0.35         0.50
2013            3,567,064       2.647781       2.323105      8,287,415        5.76        0.65        0.80        5.10         5.26
2012            3,835,003       2.519315       2.207049      8,465,405        5.75        0.65        0.80       13.32        13.49
2011            4,069,326       2.223282       1.944768      7,928,674        6.57        0.65        0.80        3.20         3.35
2010            4,559,418       2.154387       1.881651      8,630,148        7.66        0.65        0.80       12.91        13.08
FIDELITY VIP OVERSEAS PORTFOLIO INITIAL CLASS
2014            2,700,625       2.549006       2.549006      6,883,909        1.32        0.65        0.65       (8.67)       (8.67)
2013            2,855,953       2.791137       2.791137      7,971,355        1.36        0.65        0.65       29.59        29.59
2012            3,183,447       2.362715       2.153842      6,857,615        1.94        0.65        0.80       19.77        19.96
2011            3,507,442       1.972628       1.795524      6,305,745        1.38        0.65        0.80      (17.83)      (17.70)
2010            3,786,393       2.400585       2.181747      8,296,438        1.36        0.65        0.80       12.21        12.38
FT VIP FRANKLIN LARGE CAP GROWTH VIP FUND CLASS 2 (a)
2014              293,293       2.456091       2.456091        720,355        1.08        0.65        0.65       11.73        11.73
2013              318,093       2.198239       2.198239        699,245        1.05        0.65        0.65       27.80        27.80
2012              344,904       1.054372       1.720073        592,824        0.82        0.65        0.80       11.47        11.64
2011              448,923       0.945857       1.540708        608,554        0.66        0.65        0.80       (2.30)       (2.15)
2010              507,121       0.968079       1.574511        680,445        0.83        0.65        0.80       10.70        10.86
FT VIP FRANKLIN SMALL-MID CAP GROWTH VIP FUND CLASS 2 (a)
2014              897,536       1.915691       3.194794      2,866,641         N/A        0.65        0.80        6.61         6.77
2013              955,638       1.796868       2.992118      2,858,594         N/A        0.65        0.80       37.05        37.26
2012            1,090,534       1.311104       2.179930      2,361,889         N/A        0.65        0.80        9.97        10.13
2011            1,382,215       1.192289       1.979389      2,535,912         N/A        0.65        0.80       (5.59)       (5.45)
2010            1,681,508       1.262920       2.093480      3,064,444         N/A        0.65        0.80       26.60        26.79
GOLDMAN SACHS VIT CORE FIXED INCOME FUND SERVICE SHARES
2014            4,791,176       2.455928       1.497946      7,179,260        2.71        0.65        0.80        4.77         4.92
2013            5,116,145       2.344207       1.427651      7,306,422        2.45        0.65        0.80       (2.14)       (1.99)
2012            5,496,279       2.395529       1.456701      8,013,411        2.25        0.65        0.80        5.87         6.03
2011            6,061,060       2.262708       1.373854      8,491,624        2.50        0.65        0.80        6.11         6.27
2010            6,481,443       2.132455       1.292808      8,858,020        3.03        0.65        0.80        6.32         6.48

(a) Name change. See Note 1.

VEL II ACCOUNT

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                    AT DECEMBER 31                                    FOR THE YEAR ENDED DECEMBER 31
                                    --------------                                    ------------------------------
                               UNIT FAIR     UNIT FAIR                    INVESTMENT   EXPENSE    EXPENSE     TOTAL         TOTAL
                                 VALUES        VALUES                       INCOME      RATIOS     RATIOS    RETURNS       RETURNS
                                 LOWEST       HIGHEST          NET          RATIOS      LOWEST    HIGHEST     LOWEST       HIGHEST
                  UNITS         ($) (4)       ($) (4)       ASSETS ($)      (%) (1)    (%) (2)    (%) (2)   (%) (3)(4)   (%) (3)(4)
                  ------        -------       --------      ----------      -------    -------    -------   ----------   ----------
GOLDMAN SACHS VIT EQUITY INDEX FUND SERVICE SHARES
2014            8,631,008       5.389779       2.844728     24,553,936        1.61        0.65        0.80       12.31        12.48
2013            9,629,395       4.798982       2.529084     24,354,462        1.63        0.65        0.80       30.77        30.97
2012           10,807,895       3.669692       1.931026     20,873,972        1.80        0.65        0.80       14.63        14.80
2011           11,932,170       3.201476       1.682100     20,316,630        1.59        0.65        0.80        0.93         1.09
2010           13,240,497       3.171822       1.664003     22,901,374        1.62        0.65        0.80       14.00        14.18
GOLDMAN SACHS VIT GROWTH OPPORTUNITIES FUND SERVICE SHARES
2014            3,236,994       7.907365       4.536222     14,687,074         N/A        0.65        0.80       10.21        10.38
2013            3,645,676       7.174780       4.109745     14,986,152         N/A        0.65        0.80       31.14        31.34
2012            4,069,741       5.471152       3.129174     12,740,434         N/A        0.65        0.80       18.48        18.66
2011            4,528,778       4.617921       2.637192     12,147,674         N/A        0.65        0.80       (4.74)       (4.59)
2010            5,179,545       4.847601       2.764180     14,836,901         N/A        0.65        0.80       18.41        18.59
GOLDMAN SACHS VIT HIGH QUALITY FLOATING RATE FUND SERVICE SHARES
2014            1,925,905       2.198903       1.375314      2,649,096        0.30        0.65        0.80       (0.89)       (0.74)
2013            2,090,579       2.218599       1.385570      2,896,985        0.50        0.65        0.80       (0.40)       (0.25)
2012            2,323,114       2.227506       1.389048      3,231,828        0.76        0.65        0.80        1.96         2.12
2011            2,510,300       2.184663       1.360259      3,468,468        0.93        0.65        0.80        5.50         5.66
2010            2,675,556       2.070815       1.287426      3,682,971        1.73        0.65        0.80        4.35         4.51
GOLDMAN SACHS VIT MID CAP VALUE FUND SERVICE SHARES
2014            4,287,249       7.606003       3.703363     15,877,515        0.76        0.65        0.80       12.38        12.55
2013            4,813,856       6.768084       3.290405     15,839,798        0.61        0.65        0.80       31.50        31.69
2012            5,385,611       5.146997       2.498515     13,470,910        0.92        0.65        0.80       17.24        17.42
2011            6,031,560       4.390131       2.127888     13,095,545        0.52        0.65        0.80       (7.34)       (7.20)
2010            6,763,682       4.738008       2.293035     16,221,520        0.44        0.65        0.80       23.70        23.88
GOLDMAN SACHS VIT MONEY MARKET FUND SERVICE SHARES
2014            4,087,996       1.521439       1.086908      4,458,377        0.01        0.65        0.80       (0.80)       (0.64)
2013            4,520,196       1.533683       1.093925      4,963,226        0.01        0.65        0.80       (0.80)       (0.65)
2012            5,035,457       1.545975       1.101098      5,586,606        0.01        0.65        0.80       (0.80)       (0.65)
2011            5,943,934       1.558404       1.108340      6,684,005        0.01        0.65        0.80       (0.79)       (0.65)
2010            5,652,628       1.570877       1.115575      6,586,299        0.01        0.65        0.80       (0.80)       (0.65)

VEL II ACCOUNT

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                    AT DECEMBER 31                                    FOR THE YEAR ENDED DECEMBER 31
                                    --------------                                    ------------------------------
                               UNIT FAIR     UNIT FAIR                    INVESTMENT   EXPENSE    EXPENSE     TOTAL         TOTAL
                                 VALUES        VALUES                       INCOME      RATIOS     RATIOS    RETURNS       RETURNS
                                 LOWEST       HIGHEST          NET          RATIOS      LOWEST    HIGHEST     LOWEST       HIGHEST
                  UNITS         ($) (4)       ($) (4)       ASSETS ($)      (%) (1)    (%) (2)    (%) (2)   (%) (3)(4)   (%) (3)(4)
                  ------        -------       --------      ----------      -------    -------    -------   ----------   ----------
GOLDMAN SACHS VIT STRATEGIC GROWTH FUND SERVICE SHARES
2014            9,957,419       4.011959       2.856652     28,447,794        0.12        0.65        0.80       12.47        12.64
2013           11,048,773       3.567018       2.536010     28,022,728        0.16        0.65        0.80       30.94        31.14
2012           12,383,352       2.724080       1.933793     23,951,487        0.45        0.65        0.80       18.67        18.85
2011           13,693,998       2.295483       1.627071     22,362,307        0.21        0.65        0.80       (3.64)       (3.49)
2010           15,419,967       2.382196       1.685987     26,444,552        0.19        0.65        0.80        9.61         9.78
GOLDMAN SACHS VIT STRATEGIC INTERNATIONAL EQUITY FUND SERVICE SHARES
2014            4,595,595       2.106944       1.945954      8,943,263        3.40        0.65        0.80       (8.44)       (8.30)
2013            4,738,661       2.301136       2.122094     10,056,443        1.59        0.65        0.80       22.74        22.92
2012            5,231,520       1.874867       1.726372      9,033,594        1.86        0.65        0.80       19.92        20.10
2011            5,771,212       1.563418       1.437422      8,313,047        3.03        0.65        0.80      (15.84)      (15.72)
2010            6,312,447       1.857758       1.705449     10,843,837        1.26        0.65        0.80        9.20         9.37
GOLDMAN SACHS VIT U.S. EQUITY INSIGHTS FUND SERVICE SHARES (a)
2014            5,844,236       4.288466       2.676661     15,643,292        1.14        0.65        0.80       15.25        15.42
2013            6,529,800       3.720994       2.318966     15,142,593        0.88        0.65        0.80       36.13        36.33
2012            7,268,423       2.733430       1.700936     12,370,352        1.52        0.65        0.80       13.23        13.40
2011            8,107,150       2.414113       1.499959     12,223,314        1.45        0.65        0.80        3.07         3.22
2010            9,130,322       2.342288       1.453132     13,589,330        1.25        0.65        0.80       11.70        11.87
INVESCO V.I. GLOBAL HEALTH CARE FUND SERIES I SHARES
2014              321,345       3.487305       3.487305      1,120,628         N/A        0.65        0.65       18.89        18.89
2013              274,009       2.933191       2.933191        803,722        0.69        0.65        0.65       39.63        39.63
2012              246,556       1.490768       2.100727        517,664         N/A        0.65        0.80       19.93        20.11
2011              289,180       1.243008       1.748953        447,081         N/A        0.65        0.80        3.12         3.27
2010              314,815       1.205437       1.693521        458,854         N/A        0.65        0.80        4.45         4.61
JANUS ASPEN JANUS PORTFOLIO SERVICE SHARES
2014              299,734       1.449320       2.786362        834,390        0.22        0.65        0.80       11.83        12.00
2013              349,000       1.295977       2.487818        867,542        0.65        0.65        0.80       28.96        29.15
2012              415,554       1.004983       1.926303        799,903        0.44        0.65        0.80       17.34        17.52
2011              534,340       0.856487       1.639190        789,358        0.43        0.65        0.80       (6.30)       (6.15)
2010              703,805       0.914034       1.746687        971,360        0.36        0.65        0.80       13.34        13.52

(a) Name change. See Note 1.

VEL II ACCOUNT

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                    AT DECEMBER 31                                    FOR THE YEAR ENDED DECEMBER 31
                                    --------------                                    ------------------------------
                               UNIT FAIR     UNIT FAIR                    INVESTMENT   EXPENSE    EXPENSE     TOTAL         TOTAL
                                 VALUES        VALUES                       INCOME      RATIOS     RATIOS    RETURNS       RETURNS
                                 LOWEST       HIGHEST          NET          RATIOS      LOWEST    HIGHEST     LOWEST       HIGHEST
                  UNITS         ($) (4)       ($) (4)       ASSETS ($)      (%) (1)    (%) (2)    (%) (2)   (%) (3)(4)   (%) (3)(4)
                  ------        -------       --------      ----------      -------    -------    -------   ----------   ----------
T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
2014            1,967,961       2.084384       2.421738      4,765,822        1.02        0.65        0.80       (2.03)       (1.88)
2013            2,169,887       2.127559       2.468173      5,355,583        0.85        0.65        0.80       13.14        13.31
2012            2,380,901       1.880458       2.178212      5,183,653        1.27        0.65        0.80       17.49        17.67
2011            2,550,306       1.600505       1.851136      4,694,181        1.52        0.65        0.80      (13.53)      (13.40)
2010            2,809,760       1.851001       2.137611      5,902,872        0.92        0.65        0.80       13.54        13.71

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Underlying Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit fair values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Underlying Fund in which the Sub-Accounts invest.

(2) These ratios represent the annualized Policy expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit fair values. See Note 3 for a list of all unit fair value charges. Charges made directly to Policy owner accounts through the redemption of units and expenses of the Underlying Fund are excluded.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the Underlying Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

(4) The highest unit fair value and total return correspond with the product with the lowest expense ratio. The lowest unit fair value and total return correspond with the product with the highest expense ratio.

[COMMONWEALTH ANNUITY LOGO]

(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2014 AND 2013

COMMONWEALTH ANNUITY LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

TABLE OF CONTENTS
DECEMBER 31, 2014

                                                                                                                        PAGE
                                                                                                                       -------
REPORT OF INDEPENDENT AUDITORS                                                                                              2

FINANCIAL STATEMENTS

Consolidated Balance Sheets                                                                                                 3

Consolidated Statements of Operations                                                                                       4

Consolidated Statements of Comprehensive Income/(loss)                                                                      5

Consolidated Statements of Shareholders' Equity                                                                             6

Consolidated Statements of Cash Flows                                                                                       7

  Notes to the Consolidated Financial Statements                                                                            8

  1.    Business                                                                                                            8

  2.    Basis of Presentation                                                                                               9

  3.    Significant Accounting Policies                                                                                    10

  4.    Significant Transactions                                                                                           24

  5.    Policyholder Liabilities                                                                                           24

  6.    Investments                                                                                                        29

  7.    Derivative Instruments                                                                                             34

  8.    Investment Income and Gains and Losses                                                                             36

  9.    Fair Value Disclosure of Financial Instruments                                                                     37

  10.   Closed Blocks                                                                                                      48

  11.   Income Taxes                                                                                                       49

  12.   Dividend Restrictions                                                                                              51

  13.   Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves and Unearned Front-end Loads     52

  14.   Reinsurance                                                                                                        53

  15.   Composition of Other Assets, Liabilities, Income and Expenses                                                      54

  16.   Commitments and Contingencies                                                                                      55

  17.   Related Party Transactions                                                                                         56

  18.   Purchase Accounting                                                                                                57

  19.   Intangible Assets                                                                                                  60

  20.   Notes Payable and Accrued Interest                                                                                 60

  21.   Statutory Financial Information                                                                                    61

  22.   Employee Benefit Plans                                                                                             62

  23.   Subsequent Events                                                                                                  63

  24.   Revisions to 2013 Audited Financial Statements                                                                     64

[PWC LOGO]

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors of
Commonwealth Annuity and Life Insurance Company:

We have audited the accompanying consolidated financial statements of Commonwealth Annuity and Life Insurance Company and its subsidiaries, which comprise the consolidated balance sheets as of December 31, 2014 and December 31, 2013, and the related consolidated statements of operations, comprehensive income, shareholders' equity and cash flows for the three years in the period ended December 31, 2014.

MANAGEMENT'S RESPONSIBILITY FOR THE CONSOLIDATED FINANCIAL STATEMENTS

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

AUDITOR'S RESPONSIBILITY

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

OPINION

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Commonwealth Annuity and Life Insurance Company and its subsidiaries at December 31, 2014 and December 31, 2013, and the results of their operations and their cash flows for the three years ended December 31, 2014 in accordance with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

April 23, 2015

PRICEWATERHOUSECOOPERS LLP, 125 HIGH STREET, BOSTON, MA 02110
T: (617) 530 5000, F: (617) 530 5001, WWW.PWC.COM/US

COMMONWEALTH ANNUITY LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

CONSOLIDATED BALANCE SHEETS

AS OF DECEMBER 31,                                                                                                       2013 AS
(IN MILLIONS, EXCEPT SHARE AND PER SHARE AMOUNTS)                                                        2014            REVISED
-------------------------------------------------------------------------------------------------   --------------   --------------
ASSETS
  Investments:
    Available-for-sale fixed maturities at fair value (amortized cost of $21,255 and $11,067 in
      2014 and 2013, respectively)                                                                  $       22,342   $       11,419
    Trading fixed maturities at fair value (amortized cost of $1,207 and $1,255 in 2014 and 2013,
      respectively)                                                                                          1,308            1,273
    Equity securities at fair value (book value of $33 and $0 in 2014 and 2013, respectively)                   33               --
    Mortgage loans (includes mortgage loans carried at fair value of $32 and $30 in 2014 and
      2013, respectively)                                                                                    1,245              720
    Policy loans                                                                                               737              738
    Other invested assets (includes $334 and $347 related to variable interest entities in 2014
      and 2013, respectively)                                                                                  644              488
                                                                                                    --------------   --------------
      Total investments                                                                                     26,309           14,638
                                                                                                    --------------   --------------
  Cash and cash equivalents (includes $7 and $4 related to variable interest entities in 2014
    and 2013, respectively)                                                                                  1,014              984
  Accrued investment income                                                                                    192              125
  Reinsurance receivable on paid and unpaid losses, benefits, unearned premiums, modified coinsurance and funds withheld coinsurance (includes assets at fair value of $1,420 and
    $1,266 in 2014 and 2013, respectively)                                                                   8,929            9,024
  Value of business acquired                                                                                   783              534
  Deferred policy acquisition costs                                                                            518              280
  Deferred income taxes                                                                                         62              240
  Derivative instruments receivable                                                                            317              176
  Intangible assets                                                                                             31               15
  Other assets (includes $73 and $78 related to variable interest entities in 2014 and 2013,
    respectively)                                                                                              124              131
  Separate account assets                                                                                    5,037            3,403
                                                                                                    --------------   --------------
      Total assets                                                                                  $       43,316   $       29,550
                                                                                                    ==============   ==============

LIABILITIES
  Policyholder liabilities:
    Future policy benefits (includes liabilities carried at fair value of $3,906 and $3,125 in
      2014 and 2013 respectively)                                                                   $       25,597   $       13,799
    Outstanding claims and losses (includes liabilities carried at fair value of $43 and $24 in
      2014 and 2013, respectively)                                                                             262              164
    Contractholder deposit funds and other policy liabilities (includes liabilities carried at
      fair value of $190 and $121 in 2014 and 2013, respectively)                                            3,823            4,105
                                                                                                    --------------   --------------
      Total policy liabilities and accruals                                                                 29,682           18,068
                                                                                                    --------------   --------------
  Notes payable and accrued interest- affiliate                                                                302               --
  Derivative instruments payable                                                                               220              333
  Collateral on derivative instruments                                                                         145               44
  Securities sold under agreements to repurchase                                                               381              621
  Accrued expenses and other liabilities (includes $24 and $4 related to variable interest
    entities in 2014 and 2013, respectively)                                                                   309              213
  Reinsurance payable                                                                                        5,357            5,806
  Separate account liabilities                                                                               5,037            3,403
                                                                                                    --------------   --------------
      Total liabilities                                                                                     41,433           28,488
                                                                                                    ==============   ==============

Commitments and contingencies (Note 17)

SHAREHOLDER'S EQUITY AND NONCONTROLLING INTEREST
  Common stock, Class B, $1,000 par value, 10,000 shares authorized, 2,526
    shares issued and outstanding                                                                   $            3   $            3
  Additional paid-in capital                                                                                 1,039              815
  Accumulated other comprehensive income                                                                       547              202
  Retained earnings                                                                                            246               42
  Noncontrolling interests                                                                                      48               --
                                                                                                    --------------   --------------
      Total shareholders' equity                                                                             1,883            1,062
                                                                                                    --------------   --------------
      Total liabilities and shareholders' equity                                                    $       43,316   $       29,550
                                                                                                    ==============   ==============

         SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

COMMONWEALTH ANNUITY LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31,                                                                      2013 AS
(IN MILLIONS)                                                                          2014           REVISED            2012
--------------------------------------------------------------------------------  --------------   --------------   --------------
REVENUES
  Premiums                                                                        $          143   $           62   $           44
  Insurance and investment product fee income                                                963              349              205
  Net investment income                                                                    1,149              288              235
  Net realized investment gains
    Total other-than-temporary impairment losses                                              --               --               --
    Portion recognized in other comprehensive income                                          --               --               --
                                                                                  --------------   --------------   --------------
      Net other-than-temporary impairment losses recognized in earnings                       --               --               --
      Net realized capital gains, excluding net other-than-temporary impairment
        losses recognized in earnings                                                        153              147               85
                                                                                  --------------   --------------   --------------
  Total net realized investment gains                                                        153              147               85
  Other income                                                                                43               29               20
                                                                                  --------------   --------------   --------------
    Total revenues                                                                         2,451              875              589
                                                                                  --------------   --------------   --------------

BENEFITS, LOSSES AND EXPENSES
  Policy benefits, claims and losses and loss adjustment expenses                          1,972              705              339
  Amortization of policy acquisition costs                                                   167               86               27
  (Gains)/losses on derivative instruments                                                  (421)             (40)             247
  Interest expenses                                                                           10               --               --
  Other operating expenses                                                                   425               69               70
                                                                                  --------------   --------------   --------------
    Total benefits, losses and expenses                                                    2,153              820              683
                                                                                  --------------   --------------   --------------
  Income before provision for income taxes and noncontrolling interests                      298               55              (94)
                                                                                  --------------   --------------   --------------

INCOME TAX EXPENSE/(BENEFIT)
  Current tax expense                                                                         94              268               74
  Deferred tax expense/(benefit)                                                              (1)            (253)            (112)
                                                                                  --------------   --------------   --------------
    Total income tax expense/(benefit)                                                        93               15              (38)

                                                                                  --------------   --------------   --------------
Net income/(loss), including noncontrolling interests                                        205               40              (56)
Less: Net income attributed to noncontrolling interests                                        1               --               --
                                                                                  --------------   --------------   --------------
Net income/(loss) attributable to the Company                                     $          204   $           40   $          (56)
                                                                                  ==============   ==============   ==============

         SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

COMMONWEALTH ANNUITY LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME/(LOSS)

FOR THE YEARS ENDED DECEMBER 31,                                                                      2013 AS
(IN MILLIONS)                                                                          2014           REVISED      2012
--------------------------------------------------------------------------------  --------------    ----------   ----------
Net income/(loss), including non-controlling interest                             $          205    $       40   $      (56)
                                                                                  --------------    ----------   ----------

Other comprehensive income/(loss), before tax:
   Net unrealized investment gains/(losses):
   Unrealized investment gains/(losses) for the period on unimpaired
      available-for-sale Securities (noncredit portion)                                      905          (100)         541
   Reclassification adjustment for (gains)/losses included in net income                    (166)         (120)         (96)
                                                                                  --------------    ----------   ----------
   Net unrealized investment gains/(losses) on available-for-sale securities                 739          (220)         445
   Unrealized investment gains/(losses) for the period on other invested assets                3            --           --
   Reclassification adjustment for (gains)/losses included in net income                      (3)           --           --
                                                                                  --------------    ----------   ----------
      Net unrealized investment gains/(losses) on other invested assets                       --            --           --
                                                                                  --------------    ----------   ----------
         Total                                                                               739          (220)         445

Unrealized losses on pension plans                                                            (1)           --           --

Net adjustments to amortization due to unrealized gains/(losses):
   Deferred policy acquisition costs                                                         (38)           33          (32)
   Sales inducement costs                                                                     (5)           --           --
   Value of business acquired                                                               (134)            9           (5)
   Annuity and life reserves                                                                 (95)           --           --
   Unearned revenues                                                                          77            --           --
                                                                                  --------------    ----------   ----------
      Total                                                                                 (195)           42          (37)
                                                                                  --------------    ----------   ----------
Other comprehensive income/(loss) before taxes                                               543          (178)         408

Less: Income tax expense/(benefit) related to:
   Net unrealized investment gains/(losses)                                                 (263)           77         (156)
   Net adjustments to amortization due to unrealized gains/(losses)                           70           (15)          13
                                                                                  --------------    ----------   ----------
      Total                                                                                 (193)           62         (143)
Other comprehensive income/(loss), net of taxes                                              350          (116)         265
                                                                                  --------------    ----------   ----------
Total comprehensive income/(loss)                                                            555           (76)         209
   Less: noncontrolling interests(1)                                                           6            --           --
                                                                                  --------------    ----------   ----------
Total comprehensive income/(loss) attributable to the Company                     $          549    $      (76)  $      209
                                                                                  ==============    ==========   ==========

----------
     (1) Represents net income attributable to non-controlling interests of $1 million plus other comprehensive income to non-controlling interests of $5 million.

         SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENT


COMMONWEALTH ANNUITY LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY

                                                     ACCUMULATED OTHER               TOTAL COMPANY                       TOTAL
                         COMMON      ADDITIONAL        COMPREHENSIVE     RETAINED     SHAREHOLDER'   NONCONTROLLING   SHAREHOLDERS'
(IN MILLIONS)            STOCK     PAID-IN CAPITAL     INCOME/ (LOSS)    EARNINGS        EQUITY         INTEREST         EQUITY
--------------------  ----------  ----------------  -------------------  ---------  --------------  ---------------  --------------
BALANCE AT
   DECEMBER 31, 2011  $        3  $            717  $                53  $      93   $         866  $            --  $          866
                      ----------  ----------------  -------------------  ---------   -------------  ---------------  --------------
Net loss                                                                       (56)            (56)              --             (56)
Other comprehensive
   income                                                           265         --             265               --             265
Dividend to
   shareholder                                (115)                            (35)           (150)              --            (150)
                      ----------  ----------------  -------------------  ---------   -------------  ---------------  --------------
BALANCE AT
   DECEMBER 31, 2012  $        3  $            602  $               318  $       2   $         925  $            --  $          925
                      ----------  ----------------  -------------------  ---------   -------------  ---------------  --------------

Net income as
   revised                                                                      40              40               --              40
Other comprehensive
   income as
   revised                                                         (116)                      (116)              --            (116)
Capital contribution                           213                                             213               --             213
                      ----------  ----------------  -------------------  ---------   -------------  ---------------  --------------
BALANCE AT
   DECEMBER 31,
   2013 AS REVISED    $         3 $            815  $               202  $      42   $       1,062  $            --  $        1,062
                      ----------  ----------------  -------------------  ---------   -------------  ---------------  --------------

Net income                                                                     204             204                1             205
Other comprehensive
   income                                                           345                        345                5             350
Capital contribution                           224                                             224               42             266
                      ----------  ----------------  -------------------  ---------   -------------  ---------------  --------------
BALANCE AT
   DECEMBER 31, 2014  $        3  $          1,039  $               547  $     246   $       1,835  $            48  $        1,883
                      ==========  ================  ===================  =========   =============  ===============  ==============

         SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS


COMMONWEALTH ANNUITY LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31,                                                                    2013 AS
(IN MILLIONS)                                                                             2014      REVISED        2012
------------------------------------------------------------------------------------   ----------  ----------   ----------
CASH FLOWS FROM OPERATING ACTIVITIES
   Net income/(loss), including non-controlling interests                              $      205  $       40   $      (56)
   Adjustments to reconcile net income to net cash provided by operating activities:
      Changes in fair value of trading fixed maturities and equity securities                 (81)         45          (22)
      Net realized investment gains                                                          (153)       (148)         (85)
      Non cash derivative activity                                                           (181)        480          366
      Non cash reinsurance recapture gain                                                      --        (122)          --
      Net accretion and amortization on investments                                          (267)       (181)         (93)
      Net amortization and depreciation                                                        93          89           27
      Interest credited to contractholder deposit funds and trust instruments supported
      by funding obligations                                                                  321         113           89
      Deferred federal income tax                                                             (1)        (295)         (58)
      Change in premiums and notes receivable, net of reinsurance premiums payable           (527)       (643)         (93)
      Change in deferred acquisition costs                                                   (360)        (21)          --
      Change in accrued investment income                                                      11          17           (3)
      Change in policy liabilities and accruals, net                                        1,914         304         (109)
      Change in reinsurance receivable and modified coinsurance                               101         559          195
      Change in accrued expenses and other liabilities                                         87         315          (22)
      Other, net                                                                               73          --           13
                                                                                       ----------  ----------   ----------
         Net cash provided by operating activities                                          1,235         552          149
                                                                                       ----------  ----------   ----------

CASH FLOWS FROM INVESTING ACTIVITIES
      Proceeds from disposals of available-for-sale fixed maturities                        7,964       6,220        3,523
      Proceeds from maturities of available-for-sale fixed maturities                         145          76           41
      Proceeds from disposals of trading fixed maturities                                     260         329           93
      Proceeds from maturities of trading fixed maturities                                      2          13            5
      Proceeds from mortgages sold, matured or collected                                      135         135           43
      Proceeds from disposals of equity securities                                             48          --           --
      Proceeds from disposals of other investments                                            241         507          536
      Reinsurance transactions, net of cash acquired                                           99         169          698
      Contribution of insurance companies                                                    (505)          -            -
      Purchase of available-for-sale fixed maturities                                     (11,065)     (5,545)      (3,696)
      Purchase of trading fixed maturities                                                   (220)       (330)         (70)
      Purchase of mortgages                                                                  (211)       (115)          --
      Purchase of equity securities                                                           (56)         --           --
      Other investing activities, net                                                        (372)     (1,207)        (627)
                                                                                       ----------  ----------   ----------
         Net cash (used in)/provided by investing activities                               (3,535)        252          546
                                                                                       ----------  ----------   ----------

CASH FLOWS FROM FINANCING ACTIVITIES
      Settlement of repurchase agreements                                                  (3,886)     (1,957)        (694)
      Proceeds from issuance of repurchase agreements                                       3,646       2,463          709
      Deposits from contractholder deposit funds                                            3,425           -           --
      Withdrawals from contractholder deposit funds                                        (1,309)       (794)        (410)
      Issuance of surplus note to parent                                                      300          --           --
      Capital redemption to parent                                                            (8)          --           --
      Capital contribution                                                                    162          --           --
      Dividends to shareholders                                                                --        (150)        (160)
                                                                                       ----------  ----------   ----------
         Net cash used in financing activities                                             (2,330)       (438)        (555)
                                                                                       ----------  ----------   ----------

         Net change in cash and cash equivalents                                               30         366          140
         Cash and cash equivalents, beginning of period                                       984         618          478
                                                                                       ----------  ----------   ----------
         Cash and cash equivalents, end of period                                      $    1,014  $      984   $      618
                                                                                       ==========  ==========   ==========

      Income taxes paid                                                                $      (36) $      (71)  $      (74)
      Interest paid                                                                    $       (7) $       --   $       --

         SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENT

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS

Commonwealth Annuity and Life Insurance Company (collectively with its subsidiaries, "the Company") is a stock life insurance company organized under the laws of the Commonwealth of Massachusetts. The Company insures and reinsures blocks of fixed and variable annuities, universal and variable universal life insurance, traditional life insurance and group retirement products. In October 2013, the Company completed its acquisition of Aviva USA's life insurance business, which is now known as Accordia Life and Annuity Company ("Accordia'). Accordia is a stock life insurance company organized under the laws of the State of Iowa and is a wholly-owned subsidiary of the Company. Accordia markets and distributes indexed universal life, universal life and term life products. The Company also directly owns all of the outstanding shares of First Allmerica Financial Life Insurance Company ("FAFLIC"), a Massachusetts domiciled company that insures and reinsures run-off blocks of fixed annuities, traditional life insurance, universal and variable universal life insurance, group retirement products, variable annuities and an exited accident and health business.

On January 2, 2014, Global Atlantic Financial Group Limited ("GAFG"), a Bermuda company and the Company's ultimate parent, acquired Forethought Financial Group, Inc. ("FFG"), a Delaware corporation and intermediate holding company of the Company, and its subsidiaries through a merger transaction. See Note 4 and 18 for additional information. FFG is a wholly-owned direct subsidiary of Global Atlantic (Fin) Company ("FinCo"), a Delaware company. FinCo is a wholly-owned indirect subsidiary of GAFG. FFG sells a wide range of products including preneed and final expense life insurance, annuity and Medicare supplement insurance and life insurance products linked with prearranged funerals.

Immediately following the closing of the merger, FinCo effected, or caused its subsidiaries to effect, certain internal restructuring transactions with respect to the Company, FFG, Forethought Financial Services, Inc. ("FFSI"), a Delaware corporation and direct, wholly owned subsidiary of FFG, Forethought Life Insurance Company ("FLIC"), an Indiana domestic insurance company and a wholly owned subsidiary of FFSI, and Forethought National Life Insurance Company ("FNLIC"), a Texas domestic insurance company and a wholly owned subsidiary of FFSI. First, FFSI was converted to a limited liability company, Forethought Services LLC ("FSLLC"). Second, FFG caused FSLLC to dividend to FFG 95% of the capital stock of FLIC and 95% of the capital stock of FNLIC. Third, FinCo contributed to FFG 79% of the capital stock of the Company. Fourth, FFG contributed the 95% of FLIC capital stock and the 95% of FNLIC capital stock to the Company as repayment of 95% of an intercompany loan made to MARS Group Acquisition Corp. ("MARS"), a Delaware corporation and direct wholly-owned subsidiary of FinCo, prior to the merger in connection with the payment of the purchase price thereof. MARS was subsequently merged into FFG, with FFG as the surviving company. Lastly, FFG contributed the 79% of the Company's capital stock to FSLLC. As a result, FSLLC is a 79% direct owner and FFG an indirect owner of the Company (the remaining 21% of the Company's capital stock continues to be held by FinCo) and the Company is a 95% owner of FLIC and 95% owner of FNLIC.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

1.   BUSINESS (CONTINUED)

The following is a description of the most significant risks facing life and health insurers and how the Company mitigates those risks:

 LEGAL/REGULATORY RISK

Legal/Regulatory risk is the risk that changes in the legal or regulatory environment in which an insurer operates will create additional expenses not anticipated by the insurer in pricing its products. That is, regulatory initiatives designed to reduce insurer profits, new legal theories, or insurance company insolvencies through guaranty fund assessments may create costs for the insurer beyond those recorded in the financial statements. The Company mitigates this risk by operating throughout the U.S., thus reducing its exposure to any single jurisdiction, by tracking and attempting to influence legal and regulatory initiatives, and by adopting policies designed to limit exposure to legal liability.

 CREDIT RISK

Credit risk is the risk that issuers of securities owned by the Company or mortgagors on residential and commercial mortgage loans owned by the Company will default or that other parties, including reinsurers which owe the Company money will not pay. The Company minimizes this risk by adhering to a conservative investment strategy, maintaining credit and collateral posting and collection policies, and by providing valuation allowances for any amounts deemed uncollectible.

 INTEREST RATE RISK

Interest rate risk is the risk that interest rates will change and cause a potential mismatch in future cash flows from assets and liabilities. The Company mitigates this risk by attempting to match the cash flows of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets produce cash flows, an insurer may have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

Most of the Company's products expose it to the risk that changes in interest rates will reduce its investment margin or "spread," or the difference between the amounts the Company is required to pay under the contracts and the rate of return it is able to earn on its investments intended to support obligations under the contracts. The Company's spread is a key component of its net income.

As interest rates decrease or remain at low levels, the Company may be forced to reinvest proceeds from investments that have matured or have been prepaid or sold at lower yields, reducing its investment margin. Lowering interest crediting rates can help offset decreases in investment margins on some products. However, the Company's ability to lower these rates could be limited by competition or contractually guaranteed minimum rates and may not match the timing or magnitude of changes in asset yields. As a result, the Company's spread could decrease or potentially become negative. The Company's expectation for future spreads is an important component in the amortization of deferred acquisition costs and value of business acquired, and significantly lower spreads may cause the Company to accelerate amortization, thereby reducing net income in the affected reporting period.

 MORTALITY RISK

Mortality risk is the risk that the Company's actual mortality experience will materially exceed the mortality we assumed when its products were originally priced. There are a large number of policies at small face amounts. This coupled with the homogeneity of the business written allows the Company to predict mortality risk with a relatively high degree of accuracy. Any random variation in experience is expected to be relatively small.

 DOWNGRADE RISK

Downgrade risk is the risk that the Company may be impacted due to adverse actions by rating agencies. The Company actively engages with the rating agencies throughout the year.

2.  BASIS OF PRESENTATION

The accompanying audited consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("U.S. GAAP"). The preparation of financial statements in conformity with U.S. GAAP requires the Company to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. The most significant estimates are those used in determining the fair value of financial instruments, deferred policy acquisition costs ("DAC"), value of business acquired ("VOBA"), liabilities for future contract and policyholder benefits, other-than-temporary impairments ("OTTI") of investments and valuation allowance on deferred tax assets. Although these and other estimates and assumptions are based on the best available information, actual results could differ from those estimates.

The consolidated financial statements include the results of operations and financial position of the Company and its subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation.

Certain reclassifications have been made to previously reported amounts to conform to the current presentation.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

3.  SIGNIFICANT ACCOUNTING POLICIES

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

ACCOUNTING POLICY                                               NOTE
--------------------------------------------------------------------------
Financial Instruments                                       6, 7, 8 and 9
Valuation of Investments                                          9
Deferred Policy Acquisition Costs                                 13
Reinsurance                                                       14
Value of Business Acquired                                        13
Closed Blocks                                                     10
Intangible Assets                                                 19
Unearned Revenue Reserve                                          13
Variable Interest Entities                                  6, 8, 9 and 15
Income Taxes                                                      11
Policyholder Liabilities                                          5

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments. The Company separates its financial instruments into two categories: cash instruments and derivative contracts.

Cash instruments include U.S. government and federal agency obligations, asset backed, commercial and residential mortgage backed securities ("structured securities"), investment-grade corporate bonds, state, municipal and provincial obligations, mutual funds held in separate accounts, commercial mortgage loans and other non-derivative financial instruments.

Derivatives are instruments that derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. Derivatives may be privately negotiated contracts, which are usually referred to as over-the-counter ("OTC") derivatives, or they may be listed and traded on an exchange ("exchange-traded").

The Company has entered into certain OTC derivatives, primarily equity put options, equity futures, swaps and interest rate swaptions, to manage certain equity market, credit and interest rate risk. These instruments do not qualify for hedge accounting and are carried at fair value with changes recorded in total net realized investment gains on the Consolidated Statements of Operations. The Company purchases call options to support its fixed index annuity products. The estimated fair values of options are based on quoted values. Changes in fair value are reported in (gains)/losses on derivative instruments in the Consolidated Statements of Operations. The Company purchases inflation swaps to hedge the inflation risk associated with certain preneed inflation-indexed policies. The estimated fair values of the swaps are based on quoted values. Changes in fair value are reported in (gains)/losses on derivative instruments in the Consolidated Statements of Operations.

The Company trades equity and interest rate futures contracts pursuant to an investment management agreement with a subsidiary of GAFG's former parent company, Goldman Sachs Asset Management, L.P., as well as through third-party counterparties. These exchange-traded futures are traded through a regulated exchange and positions are carried at fair value with changes reported in Net realized investment gains in the Consolidated Statements of Operations. The clearinghouse guarantees the performance of both counterparties, which mitigates credit risk to the Company.

Depending on the nature of the derivative transaction, the Company maintains Credit Support Agreements ("CSA") with each counterparty. In general, the CSA sets a minimum threshold of exposure that must be collateralized. Derivative instruments are recognized as either assets or liabilities on the Consolidated Balance Sheets at estimated fair value. The accounting for changes in the

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

3.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FINANCIAL INSTRUMENTS (CONTINUED)

estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, management must designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge, a fair value hedge, or a hedge of a net investment in a foreign operation.

The Company purchases equity futures to hedge the market risk associated with variable annuity guaranteed lifetime withdrawal benefits ("GLWBs") and guaranteed minimum death benefits ("GMDBs"). Equity futures are marked to market daily and changes in position are reflected in the Consolidated Statements of Operations as Net investment income.

Currency swaps are purchased by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds. The estimated fair values of the swaps are based on quoted values. Changes in fair value are reflected in Accumulated other comprehensive income in the Consolidated Balance Sheets.

The Company's investments in limited partnerships, private equity funds and hedge funds total $55 million and are carried at estimated fair value as Other invested assets in the Consolidated Balance Sheets. Changes in the fair value of private equity funds, hedge funds and affordable housing tax credit limited partnerships total $33 million and are reported as a component of Net investment income in the Consolidated Statements of Operations. Changes in the fair value of all other limited partnerships total $6 million and are reported in equity, net of deferred taxes.

See Notes 6, 7, 8 and 9 for additional information about investments, investment income and gains and losses and fair value measurements, respectively.

VALUATION OF INVESTMENTS

The Company accounts for its fixed maturity and equity security investments at fair value. Fixed maturities and equity securities may be classified as either available-for-sale ("AFS") or trading. AFS securities are carried at fair value, with unrealized gains and losses, net of tax, reported in accumulated other comprehensive income ("AOCI"), a separate component of shareholders' equity. Trading securities are carried at fair value, with unrealized gains and losses reported in net investment income. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization and accretion is included in Net investment income in the Consolidated Statements of Operations.

Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method. Mortgage loans held by the Company are diversified by property type and geographic area throughout the U.S. Mortgage loans are considered impaired when it is probable that the Company will not collect amounts due according to the terms of the original loan agreement. The Company assesses the impairment of loans individually for all loans in the portfolio. The Company estimates the fair value of the underlying collateral using internal valuations generally based on discounted cash flow analyses. The Company estimates an allowance for loan and lease losses ("ALLL") representing potential credit losses embedded in the mortgage loan portfolio. The estimate is based on a consistently applied analysis of the loan portfolio and takes into consideration all available information, including industry, geographical, economic and political factors. See Note 6 for additional information on mortgage loans.

Policy loans represent loans the Company issues to contractholders which are fully collateralized by the cash surrender value of associated life insurance policies. Policy loans are carried at unpaid principal balances. Interest income on such loans is recognized as earned using the contractually agreed upon interest rate and reflected in Net investment income in the Consolidated Statement of Operations. Generally, interest is capitalized on the associated policy's anniversary date.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk and that meet the conditions for separate account reporting under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 944-80, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NON-TRADITIONAL LONG DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS, are reported as a component of revenues based upon specific identification of the investment assets sold. Realized investment gains and losses related to separate accounts that meet the conditions for separate account reporting under ASC 944-80 accrue to and are borne by the contractholder.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

3.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

VALUATION OF INVESTMENTS (CONTINUED)

The Company recognizes OTTI for securities classified as AFS in accordance with ASC Topic 320, INVESTMENTS -- DEBT AND EQUITY SECURITIES. At least quarterly, management reviews impaired securities for OTTI. The Company considers several factors when determining if a security is OTTI, including but not limited to: its intent and ability to hold the impaired security until an anticipated recovery in value, the issuer's ability to meet current and future principal and interest obligations for fixed maturity securities, the length and severity of the impairment, the financial condition and near term and long term prospects for the issuer. In making these evaluations, the Company exercises considerable judgment.

If the Company intends to sell or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, then the Company recognizes a charge to earnings for the full amount of the impairment (the difference between the amortized cost and fair value of the security). For fixed maturity securities that are considered OTTI and that the Company does not intend to sell and will not be required to sell, the Company separates the impairment into two components: credit loss and non-credit loss. Credit losses are charged to net realized investment losses and non-credit losses are charged to other comprehensive income in the Consolidated Balance Sheets.

The credit loss component is the difference between the security's amortized cost and the present value of its expected future cash flows discounted at the current effective rate. The remaining difference between the security's fair value and the present value of its expected future cash flows is the non-credit loss. For corporate bonds both historical default (by rating) data is used as a proxy for the probability of default, and loss given default (by issuer) projections are applied to the par amount of the bond. Potential losses incurred on structured securities are based on expected loss models rather than incurred loss models. Expected cash flows include assumptions about key systematic risks (e.g. unemployment rates, housing prices) and loan-specific information (e.g. delinquency rates, loan-to-volume ratios). Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral.

The Company elects the fair value option on its equity securities with changes in fair value reported in Net investment income of the Consolidated Statements of Operations.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include cash on hand, amounts due from banks, money market securities, highly liquid overnight deposits, discount notes and commercial paper held in the ordinary course of business. The Company also invests cash in overnight tri-party reverse repurchase agreements, in which the Company receives investment grade, highly liquid securities as collateral from counterparties. None of these assets are restricted or segregated for specific business reasons. Cash and cash equivalents are recorded on the Consolidated Balance Sheet at cost, which approximates fair value.

DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

DAC consists of commissions, ceding commissions and other costs that are directly related to the successful acquisition of new or renewal insurance contracts. The Company also defers sales inducements generated by variable annuities that offer enhanced crediting rates or bonus payments.

Acquisition costs related to traditional life products are amortized in proportion to premium revenue recognized. Acquisition costs and sales inducements related to variable annuity products and universal life ("UL") and variable universal life ("VUL") insurance products are amortized in proportion to total estimated gross profits ("EGPs") from investment yields, hedges, mortality, net of reinsurance ceded, surrender charges and expense margins over the deemed economic life of the contracts. DAC and deferred sales inducements ("DSI") amortization on non-traditional products is reviewed periodically and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be recognized from these products. Acquisition costs related to the reinsurance of fixed annuities are amortized in proportion to the reduction in contractholder deposit funds.

The carrying amount of DAC is adjusted for the effects of realized and unrealized gains and losses on debt securities classified as AFS and certain derivatives. See Note 13 for additional information about DAC.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

3.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

VALUE OF BUSINESS ACQUIRED

VOBA represents the difference between estimated fair value of insurance and reinsurance contracts acquired in a business combination and the carrying value of the purchased in-force insurance contract liabilities. VOBA is amortized over the life of the policies in relation to the emergence of EGP's from surrender charges, investment income, hedges, mortality, net of reinsurance ceded and expense margins, and actual realized gains and losses on investments. The economic life of the UL and VUL block of policies is estimated at between 30 and 60 years, depending on product and is amortized accordingly. VOBA is reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amount.

The carrying amount of VOBA is adjusted for the effects of realized and unrealized gains and losses on debt securities classified as AFS and certain derivatives. See Note 13 for additional information about VOBA.

UNEARNED REVENUE RESERVE AND UNEARNED FROND-END LOAD

The Company receives certain revenues from UL insurance products which are deferred to future periods. The amount deferred is equal to the excess of the revenue collected over the ultimate future level of these revenues. A liability for this unearned revenue is established and amortized consistently with the amortization of DAC on similar products.

For certain preneed contracts, the gross premium is in excess of the benefit reserve plus additional insurance liability. The unearned front-end load ("UFEL") is established to defer the recognition of this "front-end load". UFEL is amortized consistent with the method used in the amortization of DAC and VOBA for preneed.

The carrying amounts of unearned revenue reserve ("URR") and UFEL are adjusted for the effects of realized and unrealized gains and losses on debt securities classified as AFS and certain derivatives. See Note 13 for additional information about URR.

REINSURANCE

Reinsurance accounting is applied for ceded and assumed transactions when the risk transfer provisions of ASC 944-40, ACCOUNTING AND REPORTING FOR REINSURANCE OF SHORT-DURATION AND LONG-DURATION CONTRACTS, have been met. To meet risk transfer requirements, a long-duration reinsurance contract must transfer mortality or morbidity risks, and subject the reinsurer to a reasonable possibility of a significant loss. Those contracts that do not meet risk transfer requirements are accounted for using deposit accounting.

With respect to ceded reinsurance, the Company values reinsurance recoverables on reported claims at the time the underlying claim is recognized in accordance with contract terms. For future policy benefits, the Company estimates the amount of reinsurance recoverables based on the terms of the reinsurance contracts and historical reinsurance recovery information. The reinsurance recoverables are based on what the Company believes and are reasonable estimates and the balance is reported as an asset in the Consolidated Balance Sheets. However, the ultimate amount of the reinsurance recoverable is not known until all claims are settled. Reinsurance contracts do not relieve the Company from its obligations to policyholders, and failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. There were no amounts deemed uncollectible at December 31, 2014 and 2013, respectively. See Note 14 for additional information about reinsurance.

PROPERTY, EQUIPMENT AND CAPITALIZED SOFTWARE

Property, equipment, leasehold improvements and capitalized software are stated at cost, less accumulated depreciation and amortization. Depreciation is calculated using the straight-line method over the estimated useful lives of the related assets. Certain costs of software developed or obtained for internal use are capitalized and amortized on a straight-line basis over the useful life of the software. Amortization of leasehold improvements is calculated using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

3.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

PROPERTY, EQUIPMENT AND CAPITALIZED SOFTWARE (CONTINUED)

The Company tests for potential impairment of long-lived assets whenever events or changes in circumstances suggest that the carrying amounts may not be recoverable in accordance with ASC 360, ACCOUNTING FOR THE IMPAIRMENT OR DISPOSAL OF LONG-LIVED ASSETS. The Company recognizes impairment losses only when the carrying amounts of long-lived assets exceed the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the assets. In such cases, the Company reduces the carrying value of the asset to fair value. Fair values are estimated using discounted cash flow analysis.

SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and VUL insurance contractholders and certain pension funds. Assets consist principally of mutual funds at fair value. The investment income and gains and losses of these accounts generally accrue to the contractholders and therefore, are not included in the Company's net income. However, the Company's net income reflects fees assessed and earned on fund values of these contracts which are presented as a component of Insurance and investment product fee income in the Consolidated Statements of Operations. See Note 6 for further information about liabilities for minimum guarantees under ASC 944-80, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND SEPARATE ACCOUNTS.

POLICYHOLDER LIABILITIES

Future policy benefits are liabilities for annuity, life and health insurance policies. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in-force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from
3.25 % to 11.25 % for annuities and from 2.5 % to 6.5 % for life insurance. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards.

Liabilities for UL, VUL, fixed annuities and variable annuities include deposits received from customers and investment earnings on their fund balances, less administrative and surrender charges. UL and VUL fund balances are also assessed mortality charges. Liabilities for variable annuities include a reserve for GMDBs in excess of contract values. See Note 5 for additional information about liabilities for minimum guarantees.

For preneed contracts, the corresponding policyholder liability is deemed equal to the contract's statutory cash surrender value. This liability funds the guaranteed benefits under the policy. For preneed contracts with discretionary growth rates, the Company has established an additional reserve for these expected future discretionary benefits. For preneed contracts where the growth rates are based on an index, the Company sets up a separate liability for these benefits as well.

In addition, certain fixed annuity contracts provide the holder with GMDB and/or GLWB. Portions of EGP's are also used in the valuation of reserves for death and other insurance benefit features on variable annuity and other universal life type contracts. The liability for these benefits are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract (benefit ratio) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less cumulative payments plus interest on the reserves.

In addition, certain fixed annuity contracts provide the holder with long term care benefits. The liability for these benefits are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract (benefit ratio) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less cumulative payments plus interest on the reserves. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less claims paid in the period plus interest and is included in policy benefits and claims expense.

Contractholder deposit funds and other policy liabilities include deposit administration funds and immediate participation guarantee funds and consist of deposits received from customers and earnings on their fund balances as of the balance sheet date.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

3.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICYHOLDER LIABILITIES (CONTINUED)

Policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that policy liabilities and accruals will be sufficient to meet future obligations of policies in-force. The amount of liabilities and accruals, however, could be revised in the near-term if the estimates discussed above are revised.

TRADITIONAL LIFE POLICIES

The Company has established liabilities for amounts payable under insurance policies, including traditional life insurance and term life insurance policies. Generally, liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, policy lapse, renewal, investment returns, inflation, expenses and other contingent events as appropriate for the respective product. These assumptions include provisions for adverse deviations, are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block-of-business basis. For traditional long-duration insurance contracts, assumptions such as morality, morbidity and interest rates are locked-in upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the Company to establish premium deficiency reserves. Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Such reserves are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for adverse deviation.

Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of: (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 2.5% to 6.5% and mortality rated guarantee in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.

Future policy benefit liabilities for nonparticipating traditional life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to the mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions for the aggregate future policy benefit liabilities range from 2.0% to 7.5%.

   UNIVERSAL LIFE POLICIES

Future policy benefit reserves for fixed indexed universal life with returns linked to the performance of a specified market index are equal to the sum of the fair value of the embedded derivatives and the host (or guaranteed) component of the contracts. The change in the fair value of the embedded derivative is linked to the performance of the equity option. The host value is established at inception of the contract and is equal to the total account value less embedded derivative and accreted over the policy's life at a constant rate of interest. For the year ended December 31, 2014, interest credit rates for those products ranges from 2.0% to 5.0% for indexed universal life ("IUL").

The Company holds additional liabilities for its no lapse guarantees (associated with UL type products) which are accounted for in accordance with ASC 944-20, FINANCIAL SERVICES - INSURANCE - INSURANCE ACTIVITIES (formerly Statement of Position 03-1). See Note 5 for additional information around UL and IUL future policy benefit reserves.

   VARIABLE UNIVERSAL LIFE POLICIES

Certain assumed VUL policies include several forms of no lapse guarantees. The Company holds additional liabilities for its no lapse guarantees (associated with VUL type products) which are accounted for in accordance with ASC 944-20, FINANCIAL SERVICES - INSURANCE - INSURANCE ACTIVITIES (formerly Statement of Position 03-1).

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

3.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   PRENEED POLICIES

The Company's preneed insurance contracts are accounted for as UL-type contracts which require that the retrospective deposit method be used. That accounting method establishes a liability for policy benefits in an amount determined by the account or contract balance that accrues to the benefit of the policyholder. This account value is deemed to be equal to the contract's statutory cash surrender value.

The majority of the Company's preneed insurance contracts feature discretionary death benefit growth rates which are credited to policyholder account balances. The Company has the discretion to credit or not to credit, and to adjust these rates up or down. The Company has established an additional reserve for expected future discretionary benefits which is reflected as Future policy benefits on its Consolidated Balance Sheets.

The Company also has preneed insurance contracts with crediting rates tied to inflation as measured by the Consumer Price Index ("CPI"), the CPI for All Urban Consumers in the Detroit-Ann Arbor- Flint area or Gross National Product Implicit Price Deflator.

   FINAL EXPENSE

The Company's final expense contracts are accounted for as traditional life insurance products. Policy benefit liabilities are developed using the net level premium method with assumptions for interest, mortality and voluntary terminations.

   MEDICARE SUPPLEMENTAL CONTRACTS

The Company's Medicare supplement insurance contracts are accounted for as long-duration health insurance products, with premium being recognized as revenue over the contract period in proportion to the insurance protection provided and claim costs being recognized when insured events occur.

   FIXED ANNUITIES

Future policy benefits reserves for fixed indexed annuities earning a fixed rate of interest and other certain other deferred annuity products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges.

Future policy benefits reserves for certain assumed blocks of fixed deferred annuity products are accounted for as investment type contracts. A net liability (consisting of the benefit reserve plus deferred revenue liability less DAC) is established at inception and amortized under the constant yield method.

Certain of the Company's fixed indexed annuity products enable the policyholder to allocate contract value between a fixed crediting rate and Standard & Poor's ("S&P") 500 Index options. These products are accounted for as investment-type contracts. Balances for the indexed account consist of a combination of underlying host contract and an embedded derivative value as prescribed by ASC 815-15. The underlying host contract is primarily based on policy guarantees and its initial value is determined at the time of premium payment. Thereafter, the host contract liability increases with interest credited and decreases with guaranteed benefit payments to reach the guaranteed value (as adjusted) at projected maturity. The embedded derivative component is based on the fair value of the contracts' expected participation in future increases in the S&P 500 Index. The fair value of this embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, projected withdrawal and surrender activity, and the level and limits on contract participation in any future increases in the S&P 500 indexes.

In addition, certain fixed annuity contracts provide the holder with GMDB and/or GLWB. The liability for these benefits are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract (benefit ratio) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less cumulative payments plus interest on the reserves. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less claims paid in the period plus interest and is included in policy benefits and claims expense.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

3.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   FIXED ANNUITIES (CONTINUED)

In addition, certain fixed annuity contracts provide the holder with long term care benefits. The liability for these benefits are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract (benefit ratio) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less cumulative payments plus interest on the reserves. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less claims paid in the period plus interest and is included in policy benefits and claims expense.

   VARIABLE ANNUITIES

Variable annuity ("VA") contracts offered and assumed by the Company provide the holder with various combinations of GMDB, Guaranteed Minimum Income Benefits ("GMIB") and GLWB.

The liabilities for the VA/GMDB benefits are calculated by estimating the present value of death benefits in excess of account value over the life of the contract divided by the present value of total expected assessments over the life of the contract (benefit ratio) multiplied by the cumulative assessments from contract inception less cumulative benefit payments plus interest on the reserves. The change in reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less claims paid in the period plus interest and is included in policy benefits and claims expense.

The liabilities for the VA/GMIB benefits are calculated by estimating the present value of the excess of the projected annuitization value over the projected account value divided by the present value of total expected assessments over the life of the contract (benefit ratio) multiplied by the cumulative assessments from contract inception less cumulative benefit payments plus interest on the reserves. The change in reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less claims paid in the period plus interest and is included in policy benefits and claims expense.

The liabilities for the VA/GLWB benefits contain an embedded derivative and are calculated by first deriving a premium ratio such that the estimated present value of GLWB rider fees times the premium ratio less the estimated present value of withdrawal benefits in excess of account values is zero at the end of the month following the month of issue (or purchase date for the corresponding purchase GAAP liabilities). This premium ratio determines the amount of fees attributable to the embedded derivative. The GLWB liability is the present value of future expected payments in excess of account value less the present value of assessed rider fees attributable to the embedded derivative.

   OTHER POLICY LIABILITIES

Outstanding claims and losses include amounts payable relating to in course of settlement ("ICOS") and incurred but not reported ("IBNR") claim liabilities. ICOS claim liabilities are established for policies when the Company is notified of the death of the policyholder but the claim has not been paid as of the reporting date.

IBNR claim liabilities are determined using studies of past experience and are estimated using actuarial assumptions of historical claims expense, adjusted for current trends and conditions. These estimates are continually reviewed and the ultimate liability may vary significantly from the amounts initially recognized, which are reflected in net income in the period in which they are determined.

Changes in policy and contract claims are recorded in Policy benefits, claims and losses and loss adjustment expenses in the Consolidated Statements of Operations.

PREMIUM REVENUES, INSURANCE AND INVESTMENT PRODUCT FEE INCOME

Premium revenues for individual life insurance and individual and group annuity products, excluding UL and investment-related products, are earned when due. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid claims, amortization of VOBA, DAC, DSI and UFEL.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

3.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

PREMIUM REVENUES, INSURANCE AND INVESTMENT PRODUCT FEE INCOME (CONTINUED)

Certain policy charges such as enhanced crediting rates or bonus payments that represent compensation for services to be provided in future periods are classified as DSI and amortized over the period benefited using the same assumptions used to amortize DAC. See Note 13 for additional information on DAC.

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. Rider fees for these benefits are included in Insurance and investment product fee income in the Consolidated Statements of Operations.

Revenues for insurance and investment products consist of administration and surrender charges assessed against the fund values. Those fees are included in Insurance and investment product fee income in the Consolidated Statements of Operations. Related benefit expenses include UL benefit claims in excess of fund values and net investment income credited to UL and fixed annuity fund values.

OTHER INCOME

Other income relates to the Company's non-life subsidiaries and is recognized when earned. Those incomes consists of reinsurance administration fees, lease income, 12B-1 revenue and management fees.

CLOSED BLOCKS

Through its subsidiaries, the Company has acquired several Closed Blocks comprised of participating life insurance policies and has elected the fair value option on these policies. All assets in the Closed Block will ultimately be paid out in policyholder benefits through policyholder dividends. In addition to the value of the policyholder liabilities, a provision is made in the fair value liability to reflect commissions and expenses incurred by the Company to support the closed block liabilities. The Company has also chosen the fair value option for determining the value of policy liabilities assumed on a funds withheld basis. The fair value of the funds withheld liabilities is equal to the present value of best estimate cash flows. At the time the liabilities were acquired, the fair value was determined by a full, actuarial appraisal with market participant assumptions. Risk margins were made to the discount rate so that the present value of the best estimate cash flows equaled the actuarial appraisal value on the acquisition date. The risk margins ranged from 1.69% to 13.28%. The discount rates equaled the December 31, 2014 implied forward treasury rates, plus the risk margin, plus a provision for non-performance risk. The provision for non-performance risk was 0.27%.

   FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

The Company's wholly-owned subsidiary, FAFLIC, established and began operating a FAFLIC Closed Block for the benefit of participating policies, consisting of certain individual life insurance participating policies, individual deferred annuity contracts and supplementary contracts not involving life contingencies which were in-force as of FAFLIC's demutualization on October 16, 1995.

The purpose of the FAFLIC Closed Block is to benefit certain classes of policies and contracts for which the Company has a dividend scale payable. Unless the Commonwealth of Massachusetts Commissioner of Insurance consents to an earlier termination, the Closed Block will continue to be in effect until the expiration of in-force Closed Block policies. FAFLIC allocated to the FAFLIC Closed Block assets in an amount that is expected to produce cash flows which, together with future revenues from the Closed Block, are reasonably sufficient to support the FAFLIC Closed Block, including provision for payment of policy benefits, certain future expenses and taxes, and for continuation of policyholder dividend scales payable in 1994 so long as the experience underlying such dividend scales continues. FAFLIC expects that the factors underlying such experience will fluctuate in the future and policyholder dividend scales for the FAFLIC Closed Block will be set accordingly.

Although the assets and cash flow generated by the FAFLIC Closed Block inure solely to the benefit of the holders of policies included in the FAFLIC Closed Block, the excess of FAFLIC Closed Block liabilities over FAFLIC Closed Block assets as measured on a U.S. GAAP basis represent the expected future after-tax income from the FAFLIC Closed Block which may be recognized in income over the period the policies and contracts in the FAFLIC Closed Block remain in-force. In the event that the FAFLIC Closed Block's assets are insufficient to meet the benefits of the FAFLIC Closed Block's benefits, general assets of the Company would be utilized to meet the contractual benefits of the FAFLIC Closed Block's policyholders.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

3.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY (CONTINUED)

The Company elected the fair value option to measure its FAFLIC Closed Block obligations. As approved by the Massachusetts Division of Insurance on August 1, 2013, CwA's dividend payable formulas are set by CwA's Board of Directors in the first quarter of the calendar year and payable on or about August 1st annually. A trading fixed maturity portfolio was established to support the FAFLIC Closed Block policy liabilities and match fair value asset and liability movements.

   INDIANAPOLIS LIFE INSURANCE COMPANY

The Company acquired a Closed Block of policies as part of the Accordia acquisition (See Note 1). The Indianapolis Life Insurance Company ("ILICO") Closed Block is comprised of participating individual life insurance policies. The ILICO Closed Block was established on September 18, 2000, pursuant to the Indy Life Plan of Conversion and operates in accordance with the Indy Life Closed Block Memorandum.

Insurance policies which had a dividend scale in effect as of the establishment date are included in the ILICO Closed Block. The ILICO Closed Block was designed to give reasonable assurance to owners of insurance policies included therein that assets would be available to maintain the dividend scales and interest credits in effect prior to the reorganization, if the experience underlying such scales and crediting continued. The assets, including related revenue, allocated to the ILICO Closed Block will accrue solely to the benefit of the policyholders included in the ILICO Closed Block until the ILICO Closed Block no longer exists.

The Company will continue to pay guaranteed benefits under all policies, including policies included in the ILICO Closed Block, in accordance with their terms. In the event that the ILICO Closed Block's assets were insufficient to meet the benefits of the ILICO Closed Block's guaranteed benefits, general assets would be utilized to meet the contractual benefits of the ILICO Closed Block's policyholders.

All assets in the ILICO Closed Block will ultimately be paid out in policyholder benefits. In addition to the value of the policyholder liabilities, a provision is made in the fair value liability to reflect commissions and expenses incurred by the Company to support the ILICO Closed Block liabilities. The full fair value liability of the ILICO Closed Block is the fair value of assets plus the present value of future commissions and expenses determined in the actuarial appraisal model.

Although the assets and cash flow generated by the ILICO Closed Block inure solely to the benefit of the holders of policies included in the ILICO Closed Block, the excess of ILICO Closed Block liabilities over ILICO Closed Block assets as measured on a U.S. GAAP basis represent the expected future after-tax income from the ILICO Closed Block which may be recognized in income over the period the policies and contracts in the ILICO Closed Block remain in-force.

The Company elected the fair value option on the ILICO Closed Block policies. Profitability attributable to the ILICO Closed Block is ultimately paid to the policyholders through dividends. Dividend payable formulas are set before the outset of the calendar year, and adverse investment performance does not change the dividend liability to the policyholders. A trading fixed maturity portfolio was established to support the ILICO Closed Block policy liabilities and match fair value asset and liability movements.

   AMERUS LIFE INSURANCE COMPANY

As part of the merger (See Note 1), the Company assumed certain obligations relating to a Closed Block of business originating from Aviva Life and Annuity Company, the successor to Amerus Life Insurance Company ("Amerus"). The Amerus Closed Block has been ceded to the Company on an excess of existing reinsurance basis. The only risk transferred to the Company as of the acquisition date is a tail risk that the assets in the Closed Block are insufficient to pay policyholder liabilities. These obligations include the responsibility to pay for the expenses related to that Closed Block. A liability for this obligation is determined equal to the present value of the expenses discounted at current risk free rates with a provision for the Company's own credit risk. The liability also includes a provision for any cost of capital related to the obligation.

See Note 10 for additional information about the Company's Closed Blocks.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

3.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INTANGIBLE ASSETS

Certain of the Company's intangible assets are considered to have finite lives and are amortized over their estimated lives. Intangible assets are tested for recoverability whenever events occur or circumstances are indicative that an asset's carrying value may not be recoverable.

The indefinite life intangible assets, such as state licenses, are not subject to amortization, however, are assessed annually for impairment and more frequently if adverse events or changes in circumstances indicate that the asset may be impaired.

See Note 19 for additional information about intangible assets.

VARIABLE INTEREST ENTITIES

In the ordinary course of business, the Company invests in certain entities subject to analysis under the variable interest entity ("VIE") subsections of ASC 810, CONSOLIDATIONS. The Company analyzes each investment to determine whether it is a VIE, and if so, whether the Company is the primary beneficiary or a significant variable interest holder based on the qualitative and quantitative assessment. The Company evaluates the design of the entity, the risks to which the entity was designed to expose the variable interest holder and the extent of the Company's control of and variable interest in the VIE. See Notes 6, 8,9 and 15 for additional information.

INCOME TAXES

The Company operates certain subsidiaries in jurisdictions where they are subject to taxation. Income taxes are provided for using the asset and liability method under which deferred tax assets and liabilities are recognized for temporary differences between the financial reporting and tax bases of assets and liabilities. The Company reports interest expense related to income tax matters in federal income tax benefit and expense, and income tax penalties in Other operating expenses in the Consolidated Statements of Operations.

PURCHASE ACCOUNTING

The Company's merger was accounted for under the acquisition method of accounting under ASC Topic 805. In accordance with ASC 805-20-30, all identifiable assets acquired and liabilities assumed were measured at fair value as of the acquisition date. The merger was subject to customary post-closing adjustments as the Company finalizes the determination and analysis of assets acquired and liabilities assumed. See Note 18 for additional information on the merger.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

 FED FUNDS EFFECTIVE SWAP RATE

Effective July 1, 2013, the Company adopted new guidance regarding derivatives that permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting purposes, in addition to the U.S. Treasury and London Interbank Offered Rate ("LIBOR"). Also, this new guidance removes the restriction on using different benchmark rates for similar hedges. The new guidance did not have a material impact on the consolidated financial statements upon adoption, but may impact the selection of benchmark interest rates for hedging relationships in the future.

 RECLASSIFICATION OF ACCUMULATED OTHER COMPREHENSIVE INCOME/(LOSS)

Effective January 1, 2013, the Company adopted new guidance regarding comprehensive income that requires the Company to provide information about the amounts reclassified out of AOCI by component. In addition, the Company is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of AOCI by the respective line items of net income but only if the amount reclassified is required under GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under GAAP that provide additional detail about those amounts.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

3.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

 DISCLOSURES OF OFFSETTING BALANCE SHEET ITEMS

Effective January 1, 2013, the Company adopted new guidance regarding balance sheet offsetting disclosures which requires the Company to disclose information about offsetting and related arrangements for derivatives, including bifurcated embedded derivatives, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions, to enable users of its consolidated financial statements to understand the effects of those arrangements on its financial position. The Company is required to disclose both gross information and net information about both instruments and transactions eligible for offset in the Consolidated Balance Sheets and instruments and transactions subject to an agreement similar to a master netting arrangement. The adoption was retrospectively applied and resulted in additional disclosures related to derivatives in Note 7.

 CERTAIN OBLIGATIONS RESULTING FROM JOINT AND SEVERAL ARRANGEMENTS

In February 2013, the FASB issued an accounting standard that requires the Company to measure obligations resulting from joint and several liability arrangements for which the total amount of the obligation is fixed at the reporting date as the sum of: (i) the amount the Company agreed to pay on the basis of its arrangement among its co-obligors and (ii) any additional amount the Company expect to pay on behalf of its co-obligors. The Company adopted the standard on its required effective date of January 1, 2014. The adoption of this standard had no material effect on the Consolidated Balance Sheets, Consolidated Statements of Operations or Consolidated Statements of Cash Flows.

 ACCOUNTING FOR THE CUMULATIVE TRANSLATION ADJUSTMENT UPON DERECOGNITION OF AN INVESTMENT WITHIN A FOREIGN ENTITY OR OF AN INVESTMENT IN A FOREIGN ENTITY

In March 2013, the FASB issued an accounting standard addressing whether consolidation guidance or foreign currency guidance applies to the release of the cumulative translation adjustment into net income when a parent sells all or a part of its investment in a foreign entity or no longer holds a controlling financial interest in a subsidiary or net assets that are a business (other than a sale of in-substance real estate) within a foreign entity. The standard also resolves the diversity in practice for the cumulative translation adjustment treatment in business combinations achieved in stages involving foreign entities. Under the standard, the entire amount of the cumulative translation adjustment associated with the foreign entity should be released into earnings when there has been: (i) a sale of a subsidiary or group of net assets within a foreign entity and the sale represents a complete or substantially complete liquidation of the foreign entity in which the subsidiary or the net assets had resided; (ii) a loss of a controlling financial interest in an investment in a foreign entity; or (iii) a change in accounting method from applying the equity method to an investment in a foreign entity to consolidating the foreign entity. The Company adopted the standard on its required effective date of January 1, 2014 on a prospective basis. The adoption of this standard had no material effect on the Consolidated Balance Sheets, Consolidated Statements of Operations or Consolidated Statements of Cash Flows.

 PRESENTATION OF UNRECOGNIZED TAX BENEFITS

In July 2013, the FASB issued an accounting standard that requires a liability related to unrecognized tax benefits to be presented as a reduction to the related deferred tax asset for a net operating loss carryforward or a tax credit carryforward. When the carryforwards are not available at the reporting date under the tax law of the applicable jurisdiction or the tax law of the applicable jurisdiction does not require, and the Company does not intend to use, the deferred tax asset for such purpose, the unrecognized tax benefit will be presented in the consolidated financial statements as a liability and will not be combined with the related deferred tax asset. The Company adopted the standard on its required effective date of January 1, 2014 on a prospective basis. The adoption of this standard had no material effect on the Consolidated Balance Sheets, Consolidated Statements of Operations or Consolidated Statements of Cash Flows.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

3.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FUTURE APPLICATION OF ACCOUNTING STANDARDS

 RECLASSIFICATION OF RESIDENTIAL REAL ESTATE COLLATERALIZED CONSUMER MORTGAGE LOANS UPON FORECLOSURE

In January 2014, the FASB issued an accounting standard that clarifies that a creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan, so that the loan is derecognized and the real estate property is recognized, when either: (i) the creditor obtains legal title to the residential real estate property upon completion of a foreclosure; or (ii) the borrower conveys all interest in the residential real estate property to the creditor to satisfy the loan through completion of a deed in lieu of foreclosure or through a similar legal agreement. The standard is effective for interim and annual reporting periods beginning after December 15, 2014. The Company plans to adopt the standard on its required effective date of January 1, 2015 and does not expect the adoption of the standard to have a material effect on the Consolidated Balance Sheets, Consolidated Statements of Operations or Consolidated Statements of Cash Flows.

 REPORTING DISCONTINUED OPERATIONS

In April 2014, the FASB issued Accounting Standards Update ("ASU") 2014-08:
Presentation of Financial Statements (Topic 205) and Property, Plant, and Equipment (Topic 360) ("ASU 2014-08"). ASU 2014-08 provides updated guidance for reporting discontinued operations. Discontinued operations may include a component or group of components of an entity, or a business or nonprofit activity. A disposal of a component of an entity or a group of components of an entity is required to be reported in discontinued operations if the disposal represents a strategic shift that has (or will have) a major effect on an entity's operations and financial results. Disposals of equity method investments, or those reported as held-for-sale, must be presented as a discontinued operation if they meet the new definition. ASU 2014-08 also requires entities to provide disclosures about the disposal of an individually significant component of an entity that does not qualify for discontinued operations presentation. ASU 2014-08 is effective prospectively for all disposals of components (or classification of components as held-for-sale) of an entity that occur within interim and annual periods beginning on or after December 15, 2014. The Company plans to adopt the standard on its effective date of January 1, 2015. The Company does not expect the adoption of the ASU 2014-08 to have a material effect on the Consolidated Balance Sheets, Consolidated Statements of Operations or Consolidated Statements of Cash Flows.

 REVENUE RECOGNITION

In May 2014, the FASB issued a comprehensive new revenue recognition standard (ASU 2014-09, REVENUE FROM CONTRACTS WITH CUSTOMERS (TOPIC 606)), effective retrospectively for fiscal years beginning after December 15, 2016 and interim periods within those years. Early adoption of this standard is not permitted. The new guidance will supersede nearly all existing revenue recognition guidance under GAAP; however, it will not impact the accounting for insurance contracts, leases, financial instruments and guarantees. For those contracts that are impacted by the new guidance, the guidance will require an entity to recognize revenue upon the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled to, in exchange for those goods or services. The Company is currently evaluating the impact of this guidance on the Consolidated Balance Sheets, Consolidated Statements of Operations or Consolidated Statements of Cash Flows.

 REPURCHASE-TO-MATURITY TRANSACTIONS, REPURCHASE FINANCINGS AND DISCLOSURES

In June 2014, the FASB issued new guidance on transfers and servicing (ASU 2014-11, TRANSFERS AND SERVICING (TOPIC 860): REPURCHASE-TO-MATURITY TRANSACTIONS, REPURCHASE FINANCINGS, AND DISCLOSURE), effective prospectively for fiscal years beginning after December 15, 2014 and interim periods within those years. The new guidance requires that repurchase-to-maturity transactions and repurchase financing arrangements be accounted for as secured borrowings and provides for enhanced disclosures, including the nature of collateral pledged and the time to maturity. Certain interim period disclosures for repurchase agreements and securities lending transactions are not required until the second quarter of 2015. The Company is currently evaluating the impact of this guidance on the Consolidated Balance Sheets, Consolidated Statements of Operations or Consolidated Statements of Cash Flows.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

3.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FUTURE APPLICATION OF ACCOUNTING STANDARDS (CONTINUED)

 AFFORDABLE HOUSING

In January 2014, the FASB issued new guidance regarding investments (ASU 2014-01, INVESTMENTS - EQUITY METHOD AND JOINT VENTURES (TOPIC 323): ACCOUNTING FOR INVESTMENTS IN QUALIFIED AFFORDABLE HOUSING PROJECTS), effective retrospectively for fiscal years beginning after December 15, 2014 and interim reporting periods within those years. The new guidance is applicable to investments in flow-through limited liability entities that manage or invest in affordable housing projects that qualify for the low-income housing tax credit. Under the guidance, an entity that meets certain conditions is permitted to make an accounting policy election to amortize the initial cost of its investment in proportion to the tax credits and other tax benefits received and recognize the net investment performance on the Consolidated Statements of Operations as a component of income tax expense/(benefit). The Company is currently evaluating the impact of this guidance on the Consolidated Balance Sheets, Consolidated Statements of Operations or Consolidated Statements of Cash Flows.

 ACCOUNTING FOR SHARE-BASED PAYMENTS WITH PERFORMANCE TARGETS

In June 2014, the FASB issued an accounting standard that clarifies the accounting for share-based payments when the terms of an award provide that a performance target could be achieved after the requisite service period. The standard requires that a performance target that affects vesting and that could be achieved after the requisite service period to be treated as a performance condition. The standard is effective for interim and annual reporting periods beginning after December 15, 2015. Early adoption is permitted. The standard may be applied prospectively to all awards granted or modified after the effective date or retrospectively to all awards with performance targets that are outstanding as of the beginning of the earliest annual period presented in the financial statements and to all new or modified awards thereafter. The Company plans to adopt the standard on its required effective date of January 1, 2016 and do not expect the adoption of the standard to have a material effect on the Consolidated Balance Sheets, Consolidated Statements of Operations or Consolidated Statements of Cash Flows.

 MEASURING THE FINANCIAL ASSETS AND THE FINANCIAL LIABILITIES OF A CONSOLIDATED COLLATERALIZED FINANCING ENTITY

In August 2014, the FASB issued an accounting standard that allows a reporting entity to measure the financial assets and financial liabilities of a qualifying consolidated collateralized financing entity using the fair value of either its financial assets or financial liabilities, whichever is more observable. The standard is effective for interim and annual reporting periods beginning after December 15, 2015. Early adoption is permitted. The standard may be applied retrospectively to all relevant prior periods presented starting with January 1, 2010 or through a cumulative effect adjustment to retained earnings at the date of adoption. The Company plans to adopt the standard on its required effective date of January 1, 2016 and is assessing the impact of the standard on the Consolidated Balance Sheets, Consolidated Statements of Operations or Consolidated Statements of Cash Flows.

 ACCOUNTING FOR CERTAIN RECEIVE-VARIABLE, PAY-FIXED INTEREST RATE SWAPS - SIMPLIFIED HEDGE ACCOUNTING APPROACH (ASC 815)

In January 2014, the FASB issued ASU No. 2014-03, DERIVATIVES AND HEDGING (TOPIC
815): ACCOUNTING FOR CERTAIN RECEIVE-VARIABLE, PAY-FIXED INTEREST RATE SWAPS - SIMPLIFIED HEDGE ACCOUNTING APPROACH. ASU No. 2014-03 addresses concerns of private company stakeholders by providing an additional hedge accounting alternative within Topic 815 for certain types of swaps that are entered into by a private company for the purpose of economically converting a variable-rate borrowing into a fixed-rate borrowing. This additional hedge accounting alternative acts as a practical expedient to qualify for cash flow hedge accounting under Topic 815 if certain conditions are met. ASU No. 2014-03 is effective for annual periods beginning after December 2014, and interim periods within annual periods beginning after December 15, 2015, with early adoption permitted. The Company does not expect the adoption of this new guidance to have a material impact on the Consolidated Balance Sheets, Consolidated Statements of Operations or Consolidated Statements of Cash Flows.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

4.   SIGNIFICANT TRANSACTIONS

GLOBAL ATLANTIC FINANCIAL GROUP LIMITED ACQUISITION

As described in Note 1 and further described in Note 18, GAFG acquired FFG through a merger transaction.

REINSURANCE TRANSACTIONS

Effective November 1, 2014, the Company entered into an amendment of a yearly renewable term ("YRT") reinsurance agreement with Swiss Re Life and Health America, Inc. and Lincoln National ("Reinsurers"). Under this amendment, the company received consideration of $99 million from the Reinsurers in exchange for increased reinsurance premium rates through December 31, 2022. The Company reported this transaction under ASC 944-20, ACCOUNTING AND REPORTING FOR REINSURANCE OF SHORT-DURATION AND LONG-DURATION CONTRACT.

Effective July 1, 2014, the Company entered into multiple YRT reinsurance agreements to cede what was previously being ceded externally by Athene Holding Ltd. ("Athene"), a former parent of Accordia. There was no change in reinsurance risk to the Company; the contracts were novated from Athene to the Company. In addition, new YRT treaties were executed to reinsure policies issued since January 1, 2013 which were either reinsured by the Company from Athene or issued by Accordia effective May 1, 2014 as the Company began selling direct business.

5.   POLICYHOLDER LIABILITIES

PRENEED RESERVES

Policy reserves on the Company's preneed business are based on cash surrender values of issued policies. In addition, an additional insurance liability is established and adjusted at each reporting date where the recognized liability is equal to the present value of projected future benefits, including discretionary death benefit crediting to policies using current period discretionary death benefit crediting rates utilizing the following assumptions provided below:

     -    Credited Interest Rate - Based on the non-forfeiture rates of 3.0 to
          5.5 percent.
     -    Mortality - Based on the Company experience.
     - Death Benefit Inflation - The discretionary death benefit inflation rates in effect at the current reporting date. To mitigate the risk that a policy will not keep pace with increases in funeral prices or remain competitive, the Company has the discretion to increase or decrease the death benefit. Such increases or decreases are considered on a quarterly basis and vary by plan.
     - Maintenance Expenses - Based on the Company experience and expressed as a cost per paid-up policy and a cost per premium-paying policy.

The earned interest rate used to calculate estimated gross profits is based on the asset yield.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

5.   POLICYHOLDER LIABILITIES (CONTINUED)

FUTURE POLICY BENEFITS

 GUARANTEED MINIMUM DEATH BENEFITS

The Company has issued variable annuity contracts with a GMDB feature. The GMDB feature provides annuity contractholders with a guarantee that the benefit received at death will be no less than a prescribed minimum amount. This amount is based on either the net deposits paid into the contract, the net deposits accumulated at a specified rate, the highest historical account value on a contract anniversary, or more typically, the greatest of these values. If the GMDB is higher than the current account value at the time of death, the Company incurs a cost equal to the difference.

The following table summarizes the liability for GMDB contracts reflected in the general account. The GMDB exposure includes reinsurance assumed. However, the impact for certain blocks that have assumed modified coinsurance ("modco"), GMDB reserves and significant account values are negligible, therefore, are excluded from this table.

(IN MILLIONS)                          2014         2013
---------------------------------   ----------   ----------
Balance, at beginning of year       $      196   $      245
Acquisition                                  1
Provision for GMDB:

 GMDB expense incurred                      37           38
 Volatility (1)                              5          (31)
                                    ----------   ----------
                                            42            7
Claims, net of reinsurance:
 Claims from policyholders                 (39)         (52)
 Claims ceded to reinsurers                 28           37
                                    ----------   ----------
                                           (11)         (15)
GMDB reinsurance premium                   (32)         (41)
                                    ----------   ----------
Balance, at end of year             $      196   $      196
                                    ==========   ==========

----------
     (1) Volatility reflects the difference between actual and expected investment performance, persistency, age distribution, mortality and other factors that are assumptions within the GMDB reserving model.

The reserve represents estimates, over a range of stochastic scenarios, of the present value of future GMDB net benefits expected to be paid less the present value of future GMDB net fees charged to the contractholders.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

5.   POLICYHOLDER LIABILITIES (CONTINUED)

 GUARANTEED MINIMUM DEATH BENEFITS (CONTINUED)

The following information relates to the reserving methodology and assumptions for GMDB at December 31, 2014 and 2013:

     - The projection model uses 500 stochastical scenarios with mean total return ranging from 2% per annum for money market funds to 4% per annum for bond fund to 8% for equities;
     - For equities, one factor local volatility lognormal model was used to generate index returns, whereas on the rates front one factor normal was used;
     - Equity implied volatilities by duration graded from OTC quotes on the front to historical volatilities on the back. For the year ended December 31, 2014, equity volatilities ranged from 11% to 27%, depending on index and term. For rates volatility, risk-neutrals volatilities were used;
     - The mortality assumptions are factors of an industry standard mortality table based on company experience varying by age and gender. 20 years of mortality improvements, based on Scale G2, is assumed;
     - The partial withdrawal rate assumption varies by tax-qualified status and attained age. Total projected partial withdrawals are from 6% to 7% for all years.

The following table presents the account value, net amount at risk and average attained age of underlying contractholders for guarantees in the event of death as of December 31, 2014 and 2013. The net amount at risk is the death benefit coverage in-force or the amount that the Company would have to pay if all contractholders had died as of the specified date, and represents the excess of the guaranteed benefit over the account value.

DECEMBER 31,
(IN MILLIONS, EXCEPT FOR CONTRACTHOLDERS INFORMATION)                           2014           2013
-------------------------------------------------------------------------   ------------   ------------
Net deposits paid
 Account value                                                              $      3,002   $      3,086
 Net amount at risk                                                         $          7   $          8
 Average attained age of contractholders                                              62             65
Ratchet (highest historical account value at specified anniversary dates)
 Account value                                                              $        637   $        618
 Net amount at risk                                                         $         32   $         35
 Average attained age of contractholders                                              69             69
Roll-up (net deposits accumulated at a specified rate)
 Account value                                                              $      1,391   $         31
 Net amount at risk                                                         $         21   $         15
 Average attained age of contractholders                                              63             81
Higher of ratchet or roll-up
 Account value                                                              $      2,266   $      2,239
 Net amount at risk                                                         $        734   $        810
 Average attained age of contractholders                                              76             76
Total of guaranteed benefits categorized above
 Account value                                                              $      7,296   $      5,974
 Net amount at risk                                                         $        794   $        868
 Average attained age of contractholders (weighted by account value)                  68             70
Number of contractholders                                                        116,588        118,531

 GUARANTEED MINIMUM INCOME BENEFITS

The Company previously issued variable annuity contracts with a GMIB feature. The GMIB liability as of December 31, 2014 was $3 million with no benefits paid for the year ended December 31, 2014. The GMIB liability as of December 31, 2013 was $3 million with a benefit paid of approximately $1 million for the year ended December 31, 2013.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

5.   POLICYHOLDER LIABILITIES (CONTINUED)

  GUARANTEED LIFETIME WITHDRAWAL BENEFITS

The Company has issued variable annuity contracts with a GLWB feature. The GLWB feature provides annuity contractholders with a guarantee stream of payments for life, once income is activated. The annual income amount is based on a percentage (usually 5%) times the contractual Benefit Base. The Benefit Base is defined in the contract and may incorporate various combinations of ratchet and roll-up features. Benefit payments are first deducted from the account value. Excess guaranteed benefits are defined as all GLWB benefits paid once the underlying account value has reached zero.

The reserve for the GLWB feature is a fair value calculation under ASC 815:

     - The reserve is based on projections run under a large number of stochastic scenarios;
     -    All underlying scenarios are generated using risk neutral assumptions;
     -    The mean of the projected returns are based on a risk free rate;
     -    Volatilities are based in market implied volatilities;
     - The discount rate for this fair value calculation equals the risk free rate plus a spread consistent with the Company's own credit risk.

(IN MILLIONS)                          2014         2013
---------------------------------   ----------   ----------
Balance, at beginning of year       $       --   $       --
Acquisitions                                 5           --
Provision for GLWB:
 GLWB expense incurred                      70           --
 Volatility (1)                             --           --
                                    ----------   ----------
                                            70           --
Claims, net of reinsurance:
 Claims from policyholders                  --           --
 Claims ceded to reinsurers                 --           --
                                    ----------   ----------
                                            --           --
GLWB reinsurance premium                    --
                                    ----------   ----------
Balance, at end of year             $       75   $       --
                                    ==========   ==========

  UNIVERSAL LIFE AND INDEXED UNIVERSAL LIFE

The majority of the business assumed from Aviva Life and Annuity Company and Aviva Life and Annuity Company of New York from the Accordia purchase is UL and IUL. The obligations of the Company relating to these policies are recorded in accordance with ASC 944, FINANCIAL SERVICES - INSURANCE. Certain UL policies include no lapse guarantee ("NLG") features, exhibiting a pattern of earnings of profits followed by losses. An additional reserve per ASC 944-20, FINANCIAL SERVICES - INSURANCE - INSURANCE ACTIVITIES, has been recorded in connection with these guarantees. Also, certain IUL contracts are indexed to equity indices. The embedded derivative related to the index is bifurcated and valued per ASC 815-15, DERIVATIVES AND HEDGING -EMBEDDED DERIVATIVES.

ASC 815 requires that all derivative instruments be measured at fair value. Thus, any premiums allocated to indexed strategies are bifurcated into a host contract and an embedded derivative component, where the value of the embedded derivative ("VED") is fair valued. Policies are re-bifurcated at the end of each index period. The indexed business has index periods of either 5 or 6 years. One year strategies use a series of 5 one year periods and two years strategies have a series of 3 two year periods. As of each index period, the account value is projected to the end of the next index period assuming the future index credits return the amount spent. The account value is also projected to the end of the index period assuming policy interest guarantees. No policy deductions are used. The difference between the indexed accumulation and the guaranteed interest accumulation is determined at each policy anniversary until the end of the index period. These differences are discounted back to the current anniversary date to determine the VED. The discount rate equals the forward treasury curve plus an "own credit spread" reflecting the company's credit rating. The host contract is set equal to the policy's accumulated value less the VED. On each valuation date, the current market value of the index is projected forward to the end of the index period assuming future index credits return the amount that is spent. The host contract is accumulated to the

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

5.   POLICYHOLDER LIABILITIES (CONTINUED)

 UNIVERSAL LIFE AND INDEXED UNIVERSAL LIFE (CONTINUED)

valuation date using an accrual rate sufficient to bring the host contract value to the guaranteed account value by the end of the index period. The ASC 815 reserve on the valuation date is equal to the VED plus the host contract value.

The reserve determined under ASC 944-20 is determined such that the reserve is built up with profits in the early years and released when earnings become negative. A stochastic Asset/Liability Model is used which incorporates the full inventory of assets and the NLG liabilities. 500 interest rate and equity return scenarios are generated using the Goldman Sachs rate generator. These interest rates are used to drive the yield on new investments, as well as dynamic lapse rates which vary based on the relationship between new money rates and current credited rates on the liabilities. All sources of policyholder revenue are used to develop the ASC 944 liability (full assessment approach). For each scenario, a benefit ratio is determined equal to the present value of future benefits due to the NLG feature divided the present value of future assessment. The discount rate used is the same as that used in the DAC calculation which is equal to the credited rate at the time the business was acquired by Accordia. The reserve is determined for any point in time equal to the accumulated value of the assessments times the benefit ratio less the accumulated value of the benefits paid due to the NLG feature. An average of the reserves over all scenarios is determined and used for the ASC 944 reserve.

The specific sources of revenue used in the determination of full assessments are cost of insurance, expense loads, surrender charges collected and investment margin (investment income less amounts credited to the account value).

The benefits taken into account in determining the benefit ratio are the death benefits paid after the account value becomes negative.

The following table shows the balances of the ASC 815 and 944 reserves reported in Future policy benefits on the Consolidated Balance Sheets:

FOR THE YEARS ENDED DECEMBER 31,                            2013 AS
(IN MILLIONS)                                 2014          REVISED
---------------------------------------   ------------   ------------
ASC 815 reserves - host contract          $      3,387   $      3,164
ASC 815 reserves - embedded derivatives   $        695   $        605
ASC 944 reserves                          $        815   $        587

SEPARATE ACCOUNTS WITH CREDITED INTEREST GUARANTEES

The Company issued variable annuity and life contracts through its separate accounts for which net investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issued variable annuity and life contracts through separate accounts where the Company contractually guarantees to the contractholder the total deposits made to the contract less any partial withdrawals plus a minimum return.

The market value adjusted product attributable to a third party was assumed on a modco basis. Therefore, the assets related to these liabilities are recorded as a modco receivable, which is included within recoverable from reinsurers. See
Note 14 for additional information about reinsurance.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

5.   POLICYHOLDER LIABILITIES (CONTINUED)

SEPARATE ACCOUNTS WITH CREDITED INTEREST GUARANTEES (CONTINUED)

The Company had the following variable annuities with guaranteed minimum returns:

DECEMBER 31,
(IN MILLIONS)                                      2014           2013
--------------------------------------------   ------------   ------------
Account value                                  $         11             13
Range of guaranteed minimum return rates          2.8 - 3.5%     2.8 - 3.5%

Account balances of these contracts with guaranteed minimum returns were invested as follows:

DECEMBER 31,
(IN MILLIONS)                                      2014           2013
--------------------------------------------   ------------   ------------
Asset Type:
 Fixed maturities                              $         20             22
 Cash and cash equivalents                                4              1
                                               ------------   ------------
  Total                                        $         24             23
                                               ============   ============

6.   INVESTMENTS

FIXED MATURITIES

 AVAILABLE-FOR-SALE

The amortized cost and fair value for AFS fixed maturities were as follows:

                                                                 GROSS          GROSS
DECEMBER 31, 2014                                AMORTIZED     UNREALIZED     UNREALIZED         FAIR
(IN MILLIONS)                                      COST           GAINS         LOSSES          VALUE
--------------------------------------------   ------------   ------------   ------------    ------------
U.S. Treasury securities and U.S. government
 and agency securities                         $        193   $         24   $         --    $        217
States and political subdivision securities           1,677            239             --           1,916
Foreign government securities                             8              1             --               9
Emerging market securities                               29              3             --              32
Corporate fixed maturities                            7,933            567            (42)          8,458
Preferred stock                                           9              1             --              10
Structured securities                                11,406            459           (165)         11,700
                                               ------------   ------------   ------------    ------------
 Total AFS fixed maturities                    $     21,255   $      1,294   $       (207)   $     22,342
                                               ============   ============   ============    ============

                                                                 GROSS          GROSS
DECEMBER 31, 2013                                AMORTIZED     UNREALIZED     UNREALIZED         FAIR
(IN MILLIONS)                                      COST           GAINS         LOSSES          VALUE
--------------------------------------------   ------------   ------------   ------------    ------------
U.S. Treasury securities and U.S. government
 and agency securities                         $        303   $          8   $        (39)   $        272
States and political subdivision securities           1,084             38            (31)          1,091
Foreign government securities                             7             --             (1)              6
Emerging market securities                               16             --             --              16
Corporate fixed maturities                            4,589             83            (65)          4,607
Structured securities                                 5,068            398            (39)          5,427
                                               ------------   ------------   ------------    ------------
 Total AFS fixed maturities                    $     11,067   $        527   $       (175)   $     11,419
                                               ============   ============   ============    ============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

6.  INVESTMENTS (CONTINUED)

  AVAILABLE-FOR-SALE (CONTINUED)

At December 31, 2014 and 2013, the amortized cost and fair value of the assets on deposit with various state and governmental authorities were $156 million and $132 million, and $184 million and $140 million, respectively.

The Company entered into various derivative and other arrangements that required assets, such as cash and fixed maturities, to be pledged or received as collateral. At December 31, 2014 and 2013, cash and fixed maturities held as collateral were $145 million and $44 million, respectively.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities, because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Structured securities are included in the category representing their contractual maturity.

The maturity distribution for AFS fixed maturity securities is as follows:

AS OF DECEMBER 31, 2014
(IN MILLIONS)                  AMORTIZED COST           FAIR VALUE
--------------------------  --------------------   --------------------
Due in one year or less     $                  8   $                  1
Due after one year through
  five years                                 255                    254
Due after five years
  through ten years                        1,600                  1,637
Due after ten years                       19,392                 20,450
                            --------------------   --------------------
   Total AFS fixed
     maturities             $             21,255   $             22,342
                            ====================   ====================

MORTGAGE LOANS

The maturity distribution for mortgage loans is as follows:

AS OF DECEMBER 31, 2014
(IN MILLIONS)                               CARRYING VALUE
---------------------------------------  --------------------
2015                                     $                 54
2016                                                       16
2017                                                      118
2018                                                       66
2019                                                      107
2020 and thereafter                                       884
                                         --------------------
   Total                                 $              1,245
                                         ====================

Actual maturities could differ from contractual maturities, because borrowers may have the right to prepay with or without prepayment, penalties and loans may be refinanced.

The Company individually and collectively evaluates all its mortgage loans for impairment. The credit quality indicator for the Company's mortgage loans is an internal measure based on the borrower's ability to pay and the value of the underlying collateral. The internal risk rating is related to an increasing likelihood of loss, with a low quality rating representing the category in which a loss is first expected. There were no loans in arrears as of December 31, 2014 and 2013. The Company's ALLL was $3 million and $4 million as of December 31, 2014 and 2013, respectively.

The following summarizes our loan-to-value and average debt-service coverage ratios for our commercial mortgage loans as of December 31, 2014. The Mortgage Loan balance reported on the Company's Consolidated Balance Sheets includes these commercial mortgage loans along with the Company's $21 million investment in residential mortgage loans.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

6.  INVESTMENTS (CONTINUED)

MORTGAGE LOANS (CONTINUED)

                                                                PERCENTAGE OF COMMERCIAL       DEBT SERVICE COVERAGE
LOAN TO VALUE                            CARRYING VALUE             MORTGAGE LOANS                    RATIO
------------------------------------  --------------------   ----------------------------    ------------------------
70% and less                          $              1,143                           93.3%                       1.97
71% - 90%                                               82                            6.7%                       1.49
                                      --------------------   ----------------------------    ------------------------
   Total commercial mortgage loans    $              1,225                          100.0%                       1.94
                                      ====================   ============================    ========================

Changing economic conditions affect our valuation of commercial mortgage loans. Changing vacancies and rents are incorporated into the discounted cash flow analysis that we perform for monitored loans and may contribute to the establishment of (or increase or decrease in) a commercial mortgage loan valuation allowance for losses. In addition, we continue to monitor the entire commercial mortgage loan portfolio to identify risk. Areas of emphasis are properties that have exposure to specific geographic events, have deteriorating credits or have experienced a reduction in debt-service coverage ratio.

The Company diversifies its mortgage loan portfolio by both geographic region and property type to reduce the risk of concentration. The following tables present the Company's mortgage loans by geographic region and property type.

CARRYING VALUE AS OF DECEMBER 31,
(IN MILLIONS)                                    2014             2013 AS REVISED
-----------------------------------------  ---------------    -----------------------
Pacific                                    $            329   $                   141
South Atlantic                                          230                       171
West South Central                                      208                        43
East North Central                                      141                       105
Middle Atlantic                                         139                        94
Mountain                                                111                       101
West North Central                                       44                        41
New England                                              35                        11
East South Central                                        8                        13
                                           ----------------   -----------------------
  Total by region                          $          1,245   $                   720
                                           ================   =======================

CARRYING VALUE AS OF DECEMBER 31,                        2013 AS
(IN MILLIONS)                           2014             REVISED
--------------------------------- ----------------   --------------
Office building                   $            368   $          200
Retail                                         358              214
Apartment                                      231              124
Warehouse                                      118               49
Industrial                                      81               90
Other commercial                                32                3
Medical/health care                             29               --
Residential                                     20               --
Hotel/motel                                      8                8
Mixed use                                       --               32
                                  ----------------   --------------
  Total by property type          $          1,245   $          720
                                  ================   ==============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

6.  INVESTMENTS (CONTINUED)

OTHER-THAN-TEMPORARY IMPAIRMENTS

The table below presents a rollforward of the cumulative credit loss component of OTTI losses recognized in earnings on fixed maturity securities still held by the Company at December 31, 2014 and 2013, respectively, for which a portion of the OTTI losses were recognized in other comprehensive income:

(IN MILLIONS)                                                                                        2014               2013
---------------------------------------------------------------------------------------------   ----------------   ----------------
Balance, at beginning of year                                                                   $              4   $              4
   Additions:
     Initial impairments - credit loss OTTI recognized on securities not previously impaired                  --                 --
   Reductions:
     Due to sales (or maturities, pay downs or prepayments) during the period of securities
        previously credit loss OTTI impaired                                                                  --                 --
                                                                                                ----------------   ----------------
Balance, at end of year                                                                         $              4   $              4
                                                                                                ================   ================

SECURITIES IN A CONTINUOUS UNREALIZED LOSS POSITION

The following table provides information about the Company's AFS fixed maturities that have been continuously in an unrealized loss position.

                                                                       GROSS                                  NUMBER OF
DECEMBER 31, 2014                                                   UNREALIZED                          SECURITIES WITH GROSS
(IN MILLIONS, EXCEPT NUMBER OF SECURITIES)                            LOSSES           FAIR VALUE         UNREALIZED LOSSES
---------------------------------------------------------------  ----------------   ----------------   ----------------------
Investment grade fixed maturities (1):
   0-12 months                                                   $             48   $          2,003                       769
   Greater than 12 months                                                       4                191                       102
                                                                 ----------------   ----------------   -----------------------
     Total investment grade fixed maturities                     $             52   $          2,194                       871
                                                                 ----------------   ----------------   -----------------------
Below investment grade fixed maturities:
   0-12 months                                                   $            145   $          4,962                       713
   Greater than 12 months                                                      10                205                        32
                                                                 ----------------   ----------------   -----------------------
     Total below investment grade fixed maturities                            155              5,167                       745
                                                                 ----------------   ----------------   -----------------------
        Total fixed maturities                                   $            207   $          7,361                     1,616
                                                                 ================   ================   =======================

----------
     (1) Includes gross unrealized losses for investment grade fixed maturity obligations of the U.S. Treasury, U.S. government and agency securities, states and political subdivisions of $0.4 million at December 31, 2014. The Company's intent is to hold the securities until anticipated recovery above book values.

                                                                       GROSS                                  NUMBER OF
DECEMBER 31, 2013                                                   UNREALIZED                          SECURITIES WITH GROSS
(IN MILLIONS, EXCEPT NUMBER OF SECURITIES)                            LOSSES           FAIR VALUE         UNREALIZED LOSSES
---------------------------------------------------------------  ----------------   ----------------   -----------------------
Investment grade fixed maturities
(1):
   0-12 months                                                   $            100   $          2,030                       380
   Greater than 12 months                                                      32                134                        16
                                                                 ----------------   ----------------   -----------------------
     Total investment grade fixed maturities                     $            132   $          2,164                       396
                                                                 ----------------   ----------------   -----------------------
Below investment grade fixed maturities:
   0-12 months                                                   $             43   $          1,071                       155
   Greater than 12 months                                                      --                 --                        --
                                                                 ----------------   ----------------   -----------------------
     Total below investment grade fixed maturities                             43              1,071                       155
                                                                 ----------------   ----------------   -----------------------
        Total fixed maturities                                   $            175   $          3,235                       551
                                                                 ================   ================   =======================

----------
     (1) Includes gross unrealized losses for investment grade fixed maturity obligations of the U.S. Treasury, U.S. government and agency securities, states and political subdivisions of $69 million at December 31, 2013. The Company's intent is to hold the securities until anticipated recovery above book values.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

6.  INVESTMENTS (CONTINUED)

SECURITIES IN A CONTINUOUS UNREALIZED LOSS POSITION (CONTINUED)

The Company's fixed maturity security portfolio includes securities with unrealized losses deemed to be temporary. The total unrealized loss on these securities is considered temporary due to the nature of interest rate fluctuations related to debt securities, the magnitude and duration of the unrealized losses and the fact that the Company has the ability and intent to hold these securities until they recover in value or, for debt securities, they mature.

VARIABLE INTEREST ENTITIES

ARC Rail was created solely for the purpose of acquiring and leasing railroad assets. As the primary beneficiary of the ARC Rail VIE, the Company consolidates the results. ARC Rail is carried at cost less accumulated depreciation and is included in Other assets on the Consolidated Balance Sheets.

ARC Finance VIE was created solely for the purpose of issuing notes backed by the cash flows of the underlying life settlement policies ("LS") and single premium immediate annuity ("SPIA") assets. As the primary beneficiary of the ARC Finance VIE, the Company consolidates the results. ARC Finance is included in Other invested assets on the Consolidated Balance Sheets.

The following presents the total assets and liabilities of the Company's VIEs as of December 31, 2014 and 2013:

                                 2014                                      2013
                 ---------------------------------------   ---------------------------------------
(IN MILLIONS)      TOTAL ASSETS      TOTAL LIABILITIES       TOTAL ASSETS      TOTAL LIABILITIES
---------------- ----------------   --------------------   ----------------   --------------------
ARC Rail         $             75   $                  1   $             82   $                  4
ARC Finance                   339                     23                391                     --
                 ----------------   --------------------   ----------------   --------------------
  Total          $            414                     24   $            473   $                  4
                 ================   ====================   ================   ====================

INVESTMENTS IN LIFE SETTLEMENT POLICIES

The Company's investments in LS are accounted for under the investment method. The following table presents additional information regarding the LS investments and expected duration at December 31, 2014.

                                                   NUMBER OF           CARRYING        DEATH BENEFIT
(IN MILLIONS, EXCEPT NUMBER OF CONTRACTS)          CONTRACTS            VALUE              PAYOUT
----------------------------------------------  ----------------   ----------------   ----------------
2015 to 2018                                                   1   $              2   $              2
2019                                                           7                 22                 25
2020 and thereafter                                          147                373                403
                                                ----------------   ----------------   ----------------
   Total                                                     155   $            397   $            430
                                                ================   ================   ================

At December 31, 2014, the anticipated life insurance premiums required to keep the LS contracts in-force are $39 million in 2015 through 2017, $14 million in 2018 and $13 million in 2019. The anticipated LS premium payments are expected to be primarily funded by incoming SPIA payments tied to the same reference lives.

OTHER

The Company had no concentration of investments at fair value that exceeded 10% of shareholders' equity at December 31, 2014.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

7.   DERIVATIVE INSTRUMENTS

The Company manages its risk through the purchase of equity derivative put options, swaps and equity futures used to protect against increases in the GMDB liability in the event that the market declines; trading in interest rate derivatives to manage certain guaranteed crediting rate risks; and trading in credit derivatives to manage counterparty risk on reinsurance transactions. In addition, the Company invests in exchange traded futures and options as part of its overall diversification and total return objectives.

The Company has embedded derivatives related to reinsurance contracts that are accounted for on a modco basis. Under such arrangements, the ceding company owns the assets backing the liabilities and transfers the investment returns on the pool of assets to the reinsurer; the reinsurer records a modco loan receivable for the assets held by the ceding company. An embedded derivative exists because the arrangement exposes the reinsurer to third party credit risk.

The Company has fixed index annuity ("FIA") products that guarantee the return of principal to the policyholder and credit interest based on a percentage of the gain in the S&P 500 market index. FIA contracts are included in the annuity reserves liability and consist of embedded derivative values. The embedded derivative component is based on the fair value of the contracts' expected participation in future increases in the S&P 500 Index.

When FIA deposits are received, a portion of the deposit is used to purchase derivatives consisting of call and call spread options on the S&P 500 market index to fund the index credits due to FIA policyholders. The majority of all such call options are one year options purchased to match the funding requirements of the underlying policies. The call options are marked to fair value with the change in fair value included in (gains)/losses on derivative instruments in the Consolidated Statements of Operations. The change in fair value of derivatives includes the gains or losses recognized at the expiration of the option term and the changes in fair value for open positions. Contract holders may elect to rebalance index options at renewal dates. On the respective anniversary dates of the index policies, the index used to compute the annual index credit is reset and the Company purchases new call and call spread options to fund the next annual index credit. The Company manages the cost of these purchases through the terms of the FIA, which permit changes to caps, participation rates, and/or asset fees, subject to guaranteed minimums on each policy's anniversary date. By adjusting caps, participation rates, or asset fees, the company can generally manage option costs except in cases where the contractual features would prevent further modifications.

The Company shares in the economic performance of S&P call options used to hedge equity indexed life insurance contracts assumed through funds withheld reinsurance.

Management monitors the Company's derivative activities by reviewing portfolio activities and risk levels. Management also oversees all derivative transactions to ensure that the types of transactions entered into and the results obtained from those transactions are consistent with both the Company's risk management strategy and the Company's policies and procedures.

The fair value of the derivative assets and liabilities were as follows:

AS OF DECEMBER 31, 2014                                   DERIVATIVE     DERIVATIVE
(IN MILLIONS, EXCEPT NUMBER OF CONTRACTS)                   ASSETS       LIABILITIES
------------------------------------------------------   ------------   -------------
Derivative contracts:
 Interest rate contracts                                 $         41   $          --
 Equity market contracts                                          113              --
 Other futures and derivatives                                     96              --
 Embedded derivatives - modco loans and funds withheld             67             220
                                                         ------------   -------------
  Gross fair value of derivative contracts                        317             220
                                                         ------------   -------------
 Funds withheld reinsurance receivable                          1,420
                                                         ------------
  Fair value included within total assets                $      1,737
                                                         ============
 Embedded derivative - IUL products                                               695
 Embedded derivative - annuity products                                           220
                                                                        -------------
  Fair value included within total liabilities                          $       1,135
                                                                        =============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

7.   DERIVATIVE INSTRUMENTS (CONTINUED)

AS OF DECEMBER 31, 2013                                   DERIVATIVE     DERIVATIVE
(IN MILLIONS, EXCEPT NUMBER OF CONTRACTS)                   ASSETS       LIABILITIES
------------------------------------------------------   ------------   -------------
Derivative contracts:
 Interest rate contracts                                 $         22   $          --
 Equity market contracts                                           23              --
 Other futures and derivatives                                     34               5
 Embedded derivatives - modco loans                                97             328
                                                         ------------   -------------
  Gross fair value of derivative contracts                        176             333
                                                         ------------   -------------
 Funds withheld reinsurance receivable                          1,266
                                                         ------------
  Fair value included within total assets                $      1,442
                                                         ============
 Embedded derivative - IUL products                                               587
 Embedded derivative - annuity products                                            --
                                                                        -------------
  Fair value included within total liabilities                          $         920
                                                                        =============

Change in fair value of derivatives is affected by the performance of the indices on which the options are based and the aggregate cost of options purchased.

Actual amounts credited to policyholder account balances may be less than the index appreciation due to contractual features in the policies which allows management of the cost of the options purchased to fund the annual index credits. The change in fair value of derivatives is also influenced by the aggregate cost of options purchased. The aggregate cost of options has increased primarily due to an increased amount of fixed index annuities in force. The aggregate cost of options is also influenced by the amount of policyholder funds allocated to the various indices and market volatility which affects option pricing.

The Company's strategy attempts to mitigate any potential risk of loss under these agreements through a regular monitoring process which evaluates the program's effectiveness. The Company is exposed to risk of loss in the event of nonperformance by the counterparties and, accordingly, all option contracts are purchased from multiple counterparties that have been evaluated for creditworthiness. All of these options have been purchased from nationally recognized financial institutions with a Moody's/S&P credit rating of A or higher.

As previously mentioned, the Company has preneed policies (approximately $253 million in reserves) with crediting rates tied to inflation as measured by the CPI, the CPI for All Urban Consumers in the Detroit-Ann Arbor-Flint area, or Gross National Product Implicit Price Deflator. The Company has entered into a series of inflation swaps to hedge the inflation risk associated with these inflation-indexed policies. Within the swap structure the Company has agreed to pay fixed CPI in return for floating CPI. The gain or loss on the cash flow hedge is reported as a component of (Gains)/losses on derivative instruments in the Consolidated Statements of Operations. Net losses related to changes in the fair value of the swaps were $11 million for the year ended December 31, 2014. These amounts were substantially offset by a corresponding change in policy benefits and claims expense.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

7.   DERIVATIVE INSTRUMENTS (CONTINUED)

Derivative gains and losses for the years ended December 31, 2014, 2013 and 2012 are reported as follows:

                                                                                  2014           2013           2012
                                                                              ------------   ------------   ------------
DERIVATIVE CONTRACTS                 LOCATION OF (GAINS)/LOSSES RECOGNIZED        AMOUNT OF (GAINS)/LOSSES RECOGNIZED
(IN MILLIONS)                              IN INCOME ON DERIVATIVES                    IN INCOME ON DERIVATIVES
--------------------------------   ----------------------------------------   ------------------------------------------
Equity and interest rate futures   Net realized investment (gains)/losses     $        (27)  $        (15)  $          2
Foreign currency forwards          Net realized investment (gains)/losses                1              2             --
                                                                              ------------   ------------   ------------
                                                                                       (26)           (13)             2
GMDB product derivatives           (Gains)/losses on derivative instruments   $       (168)  $        249   $        119
Equity index options               (Gains)/losses on derivative instruments           (216)            --             --
Embedded derivatives - modco and
 funds withheld                    (Gains)/losses on derivative instruments            (42)          (295)           128
Swap/option                        (Gains)/losses on derivative instruments              5              6             --
Future                             (Gains)/losses on derivative instruments             --             --             --
                                                                              ------------   ------------   ------------
                                                                                      (421)           (40)           247
                                                                              ------------   ------------   ------------
 Total derivative (gains)/losses                                              $       (447)  $        (53)  $        249
                                                                              ============   ============   ============

8.   INVESTMENT INCOME AND GAINS AND LOSSES

NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,                                                 2013 AS
(IN MILLIONS)                                                       2014         REVISED          2012
-------------------------------------------------------------   ------------   ------------   ------------
Fixed maturities - interest and other income                    $      1,095   $        481   $        301
Fixed maturities - change in fair value on trading securities             83            (47)            22
Mortgage loans                                                            65             20              9
Policy loans                                                              44             27             21
Modified coinsurance interest income                                      77             79             66
Funds withheld interest income                                           161             --             --
Other                                                                      2              2             18
                                                                ------------   ------------   ------------
 Gross investment income                                               1,527            562            437
  Less: modified coinsurance interest expense                            (79)          (138)          (138)
  Less: funds withheld interest expense                                 (263)          (115)           (54)
  Less: funds withheld policy loan interest                               (5)            (4)            --
  Less: Investment expenses                                              (31)           (17)           (10)
                                                                ------------   ------------   ------------
 Net investment income                                          $      1,149   $        288   $        235
                                                                ============   ============   ============

The Company had no fixed maturities on non-accrual status at December 31, 2014 or 2013. The Company had no fixed maturities which were non-income producing at December 31, 2014 or 2013.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

8.   INVESTMENT INCOME AND GAINS AND LOSSES (CONTINUED)

NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized gains/(losses) on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                       2014           2013           2012
-------------------------------------------------------------   ------------   ------------   ------------
AFS fixed maturities (1)                                        $        174   $        120   $         95
Trading fixed maturities                                                   1             15             (5)
Other investments                                                        (22)            12             (5)
                                                                ------------   ------------   ------------
 Net realized investment gains                                  $        153   $        147   $         85
                                                                ============   ============   ============

----------
     (1)  The Company had no OTTI in 2014.

The proceeds from voluntary sales of AFS fixed maturities and the gross realized gains and losses on those sales were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                       2014           2013           2012
-------------------------------------------------------------   ------------   ------------   ------------
Fixed maturities:
 Proceeds from voluntary sales                                  $      6,680   $      4,563   $      3,523
 Gross gains                                                             199            127             28
 Gross losses                                                             32             29              5

9.     FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (the exit price). The best evidence of fair value is a quoted price in an active market. If listed prices or quotations are not available, fair value is determined by reference to prices of similar instruments and quoted prices or recent prices in less active markets.

U.S. GAAP has a three-level fair value hierarchy for disclosure of fair value measurements. The fair value hierarchy prioritizes inputs to the valuation techniques used to measure fair value, giving the highest priority to Level 1 inputs and the lowest priority to Level 3 inputs. A financial instrument's level in the fair value hierarchy is based on the lowest Level of any input that is significant to fair value measurement. The three levels of the fair value hierarchy are described below:

BASIS OF FAIR VALUE MEASUREMENT

Level 1 Inputs are unadjusted quoted prices in active markets to which the Company had access at the measurement date for identical, unrestricted assets and liabilities.

Level 2 Inputs to valuation techniques are observable either directly or indirectly.

Level 3 One or more inputs to valuation techniques are significant and unobservable.

The following tables set forth by level within the fair value hierarchy financial assets and liabilities accounted for at fair value under ASC 820 as of December 31, 2014 and 2013. As required by ASC 820, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

9.   FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS (CONTINUED)

DECEMBER 31, 2014
(IN MILLIONS)                                              LEVEL 1         LEVEL 2         LEVEL 3         TOTAL
-----------------------------------------------------   -------------   -------------   -------------   ------------
Financial Assets
 AFS fixed maturities
  U.S. treasury, government and agency securities       $          76   $         141   $          --   $        217
  States and political subdivision securities                      --           1,916              --          1,916
  Foreign government securities                                    --               9              --              9
  Emerging market securities                                       --              32              --             32
  Corporate fixed maturities                                       --           8,413              45          8,458
  Preferred stock                                                  --              10              --             10
                                                        -------------   -------------   -------------   ------------
  Structured securities                                            --          11,700              --         11,700
                                                        -------------   -------------   -------------   ------------
   Total AFS fixed maturities                                      76          22,221              45         22,342
                                                        -------------   -------------   -------------   ------------
 Trading fixed maturities
  U.S. treasury, government and agency securities                   7               2              --              9
  States and political subdivision securities                      --              69              --             69
  Corporate fixed maturities                                       --           1,005              --          1,005
  Structured securities                                            --             225              --            225
                                                        -------------   -------------   -------------   ------------
   Total trading fixed maturities                                   7           1,301              --          1,308
                                                        -------------   -------------   -------------   ------------
 Equity securities                                                 --               8              25             33
 Other loans                                                       --              --              22             22
 Derivative instruments receivable
  Interest rate contracts                                          --              41              --             41
  Equity market contracts                                           6             107              --            113
  Futures contracts                                                95              --              --             95
  Currency contracts                                               --               1              --              1
  Embedded derivatives - modco loans                               --              --              67             67
                                                        -------------   -------------   -------------   ------------
   Total derivative instruments receivable                        101             149              67            317
                                                        -------------   -------------   -------------   ------------
 Separate account assets                                        5,037              --              --          5,037
 Funds withheld reinsurance receivable                             --           1,420              --          1,420
 Limited partnerships                                              --              55              --             55
 Mortgage loans                                                    --              32              --             32
                                                        -------------   -------------   -------------   ------------
    Total assets at fair value                          $       5,221   $      25,186   $         159   $     30,566
                                                        =============   =============   =============   ============
Financial Liabilities
 FAFLIC Closed Block policy liabilities                            --              --             655            655
 ILICO Closed Block policy liabilities                             --              --             829            829
 Amerus Closed Block policy liabilities                            --              --              75             75
 Embedded derivative - funds withheld                              --              --             112            112
 Embedded derivative - IUL product                                 --              --             695            695
 Embedded derivative - annuity products                            --              --             220            220
 Policyholder liabilities                                          --              --           1,665          1,665
                                                        -------------   -------------   -------------   ------------
    Total liabilities at fair value                     $          --   $          --   $       4,251   $      4,251
                                                        =============   =============   =============   ============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

9.   FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS (CONTINUED)

DECEMBER 31, 2013 AS REVISED
(IN MILLIONS)                                              LEVEL 1         LEVEL 2         LEVEL 3         TOTAL
-----------------------------------------------------   -------------   -------------   -------------   ------------
Financial Assets
 AFS fixed maturities
  U.S. treasury, government and agency securities       $         221   $          51   $          --   $        272
  States and political subdivision securities                      --           1,091              --          1,091
  Foreign government securities                                    --               6              --              6
  Emerging market securities                                       --              16              --             16
  Corporate fixed maturities                                       --           4,607              --          4,607
  Structured securities                                            --           5,427              --          5,427
                                                        -------------   -------------   -------------   ------------
   Total AFS fixed maturities                                     221          11,198              --         11,419
                                                        -------------   -------------   -------------   ------------
 Trading fixed maturities
  U.S. treasury, government and agency securities                   6              --              --              6
  States and political subdivision securities                      --              88              --             88
  Corporate fixed maturities                                       --             945              --            945
  Structured securities                                            --             234              --            234
                                                        -------------   -------------   -------------   ------------
   Total trading fixed maturities                                   6           1,267              --          1,273
                                                        -------------   -------------   -------------   ------------

 Other loans                                                       --              --              --             --
 Derivative instruments receivable
  Interest rate contracts                                          --              22              --             22
  Equity market contracts                                          --              23              --             23
  Futures contracts                                                34              --              --             34
  Embedded derivatives - modco loans                               --              --              97             97
                                                        -------------   -------------   -------------   ------------
   Total derivative instruments receivable                         34              45              97            176
                                                        -------------   -------------   -------------   ------------
 Separate account assets                                        3.403              --              --          3,403
 Funds withheld reinsurance receivable                             --           1,266              --          1,266
 Mortgage loans                                                    --              30              --             30
                                                        -------------   -------------   -------------   ------------
    Total assets at fair value                          $       3,664   $      13,806   $          97   $     17,567
                                                        =============   =============   =============   ============
Financial Liabilities
 FAFLIC Closed Block policy liabilities                            --              --             638            638
 ILICO Closed Block policy liabilities                             --              --             823            823
 Amerus Closed Block policy liabilities                            --              --              83             83
 Embedded derivative - IUL product                                 --              --             605            605
 Foreign currency contracts                                         5              --              --              5
 Embedded derivative - funds withheld                              --              --              97             97
 Embedded derivative                                               --             231                            231
 Policyholder liabilities                                          --              --           1,121          1,121
                                                        -------------   -------------   -------------   ------------
    Total liabilities at fair value                     $           5   $         231   $       3,367   $      3,603
                                                        =============   =============   =============   ============

CASH INSTRUMENTS

The Company's cash instruments are generally classified within Level 1 or Level 2, except for insurance liabilities which are classified within Level 3.

 LEVEL 1 CASH INSTRUMENTS

Level 1 cash instruments include U.S. Treasury, government and agency guaranteed fixed maturity securities, foreign government securities, short term money market securities and mutual funds held in separate accounts. Level 1 instruments are valued using quoted market prices for identical unrestricted instruments in active markets.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

9.   FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS (CONTINUED)

LEVEL 2 CASH INSTRUMENTS

Level 2 cash instruments include fixed maturity securities for which quoted market prices from active markets are not available. Level 2 cash instruments are priced using observable inputs, which can be verified to quoted prices, recent trading activity for identical or similar instruments, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. Consideration is given to the nature of the quotations and the relationship of recent market activity to the prices provided from alternative pricing sources. The Company does not make valuation adjustments to Level 2 instruments.

     LEVEL 3 CASH INSTRUMENTS

Level 3 cash instruments have one or more significant valuation inputs that are not observable. Absent evidence to the contrary, Level 3 investments are initially valued at transaction price, which is considered to be the best initial estimate of fair value. Subsequently, the Company uses other methodologies to determine fair value, which vary based on the type of instrument.

Valuation inputs and assumptions are changed when corroborated by substantive observable evidence, including values realized on sales of Level 3 assets.

DERIVATIVE CONTRACTS

     LEVEL 1 DERIVATIVE CONTRACTS

Level 1 derivatives include exchange-traded futures as they are actively traded and are valued at their quoted market price.

     LEVEL 2 DERIVATIVE CONTRACTS

Level 2 derivatives include most types of derivative instruments utilized by the Company and include derivatives for which all significant valuation inputs are corroborated by market evidence. These derivative contracts are principally valued using an income approach. The Company calculates the fair value of derivative assets by discounting future cash flows at a rate that incorporates counterparty credit spreads and the fair value of derivative liabilities by discounting future cash flows at a rate that incorporates the Company's own credit spreads.

When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence.

INTEREST RATE DERIVATIVES. Valuations for non-option based derivatives are based on present value techniques, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves and repurchase rates. Valuations for option based derivatives are based on option pricing models, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves and interest rate volatility.

FOREIGN CURRENCY DERIVATIVES. Prices for currency derivatives based on the exchange rates of leading industrialized nations, including those with longer tenors, are generally transparent.

EQUITY MARKET DERIVATIVES. Exchange-traded and OTC equity derivatives generally have observable market prices, except for contracts with long tenors or reference prices that differ significantly from current market prices.

CREDIT DERIVATIVES. Credit derivatives are valued using inputs that may include credit correlation, repurchase rates and the extrapolation beyond observable limits of the swap yield curve and credit curves.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

9.   FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS (CONTINUED)

LEVEL 3 DERIVATIVE CONTRACTS

Level 3 derivatives include credit derivatives and equity market derivatives, which are valued as described in Level 2 but have significant unobservable inputs and also include embedded derivatives which are principally valued using an income approach as explained in detail below. For Level 3 equity derivatives, significant Level 3 inputs generally include equity volatility inputs for options that are very long-dated. Valuations are based on present value techniques, which may utilize the swap yield curve and the spot equity and bond index level with significant unobservable inputs.

FAIR VALUE OF OTHER ASSETS AND LIABILITIES

     SIGNIFICANT UNOBSERVABLE INPUTS

The tables below present the ranges of significant unobservable inputs used to value the Company's Level 3 financial assets and liabilities. These ranges represent the significant unobservable inputs that were used in the valuation of each type of financial asset and liability. Weighted averages in the tables below are calculated by weighting each input by the relative fair value of the respective financial instruments. The ranges and weighted averages of these inputs are not representative of the appropriate inputs to use when calculating the fair value of any one financial asset or liability. Accordingly, the ranges of inputs presented below do not represent uncertainty in, or possible ranges of, fair value measurements of the Company's Level 3 financial assets and liabilities.

                                 LEVEL 3 ASSETS                                              RANGE OF SIGNIFICANT UNOBSERVABLE
LEVEL 3                       AS OF DECEMBER 2014         VALUATION TECHNIQUES AND             INPUTS (WEIGHTED AVERAGE) AS OF
FINANCIAL ASSETS                 (IN MILLIONS)        SIGNIFICANT UNOBSERVABLE INPUTS                   DECEMBER 2014
----------------------------  -------------------  -------------------------------------   ----------------------------------------
Corporate fixed maturities           $45           Internal pricing relying on trading
                                                   levels

                                                   Unobservable inputs
                                                    - Infrequent trading                   N/A

Equity securities                    $25           Internal pricing relying on trading
                                                   levels

                                                   Unobservable inputs
                                                    - Infrequent trading                   N/A

Other loans                          $22           Internal pricing relying on trading
                                                   levels

                                                   Unobservable inputs
                                                    - Infrequent trading                   N/A

Embedded derivatives -               $67           Discounted cash flows                   Discounted cash flows
modco loans                                         - Duration/Weighted                     - 0.1 to 25.3 (weighted average
                                                      Average Life                            is 8.2)
                                                    - Contractholder persistency            - 7.33% to 11.48% (weighted
                                                                                               average is 8.96%)

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

9.   FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS (CONTINUED)

                                   LEVEL 3
                              LIABILITIES AS OF        VALUATION TECHNIQUES AND              RANGE OF SIGNIFICANT UNOBSERVABLE
LEVEL 3                         DECEMBER 2014          SIGNIFICANT UNOBSERVABLE              INPUTS (WEIGHTED AVERAGE) AS OF
FINANCIAL LIABILITIES            (IN MILLIONS)                 INPUTS                                   DECEMBER 2014
----------------------------  -----------------  -------------------------------------   -----------------------------------------
FAFLIC Closed Block policy           $655        Discounted cash flows                   Discounted cash flows
liabilities                                       - Mortality rates                       - 3% to 8%
                                                  - Lapse rates                           - 2% to 4%

ILICO Closed Block policy            $829        Fair value of closed block              The range of expenses is $60 - $100 per
liabilities                                      assets plus present value of            policy. The weighted average is $78 per
                                                 expenses paid from the open             policy increased by inflation plus an
                                                 block plus the cost of capital          additional $72/policy to cover conversion
                                                 held in support of the                  costs in the two years following
                                                 liabilities. Unobservable               acquisition. The risk margin is 1.96% of
                                                 inputs are a market                     the liability. The cost of capital is
                                                 participant's view of the               13.8%.
                                                 expenses, a risk margin on the
                                                 uncertainty of the level of
                                                 expenses, and a cost on the
                                                 capital held in support of the
                                                 liabilities.

Amerus Closed Block policy           $75         Present value of expenses paid          The range of expenses is $60 - $100 per
liabilities                                      from the open block plus the            policy. The weighted average is $80 per
                                                 cost of capital held in                 policy increased by inflation plus an
                                                 support of the liabilities.             additional $72/policy to cover conversion
                                                 Unobservable inputs are a               costs in the two years following
                                                 market participant's view of            acquisition. The risk margin is 13.55% of
                                                 the expenses, a risk margin on          the liability. The cost of capital is
                                                 the uncertainty of the level            13.8%.
                                                 of expenses, and a cost of
                                                 capital on the capital held in
                                                 support of the liabilities.

Embedded derivatives -               $112        Discounted cash flows                   Discounted cash flows
funds withheld                                    - Duration/Weighted                     - 0.1 to 25.3 (weighted average is 8.2)
                                                    Average Life
                                                  - Contractholder                        - 7.33% to 11.48% (weighted average
                                                    persistency                             is 8.96%)

Embedded derivative - IUL            $695        ASC 815. Policy persistency is          Lapse rate is 2.5%.
product                                          the significant unobservable
                                                 input.

Embedded derivative -                $220        ASC 815. Policyholder behavior          Utilization weighted average is 3.35%.
annuity products                                 is the significant                      Lapse weighted average is 3.92%.
                                                 unobservable input including
                                                 utilization and lapse.

Policyholder liabilities            $1,665       Present value of best estimate          The weighted average risk margin is 0.11%.
assumed                                          liability cash flows.
                                                 Unobservable inputs include a
                                                 market participant view of the
                                                 risk margin included in the
                                                 discount rate which reflects
                                                 the riskiness of the cash
                                                 flows.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

9.   FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS (CONTINUED)

Listed below explains the reasons of unobservability input for certain assets and liabilities.

LIMITED PARTNERSHIPS

Investments in certain limited partnerships such as mezzanine funds and private equity funds do not have a readily available determinable fair value. The Company values them using net asset value information provided by the general partner or manager of the investments. Since these valuations have significant unobservable inputs, they are generally included in Level 3 securities. Investments in other types of limited partnerships such as hedge funds where the underlying investments are generally liquid and have securities where the inputs are observable are included in Level 2 securities.

EMBEDDED DERIVATIVES -INDEXED UNIVERSAL LIFE PRODUCT

The Company has an embedded derivative liability related to fixed IUL policies where the returns are linked to the performance of a specified market index, subject to participation rates and caps. The Company participates in the economics of call options as discussed in Note 7. The change in the fair value of the embedded derivative is linked to the performance of the equity option.

EMBEDDED DERIVATIVES - ANNUITY PRODUCTS

See Note 7 for a discussion of the fair value of the Company's embedded derivatives on FIA product. The fair values of the Company's annuity contracts are estimated based on the contracts' cash surrender values and fair value of embedded derivatives. Given significant unobservable inputs are used to value these financial instruments, they are included in Level 3.

EMBEDDED DERIVATIVES - MODCO LOANS AND FUNDS WITHHELD

These embedded derivatives are principally valued using an income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk, counterparty credit spreads and cost of capital for purposes of calculating the risk margin.

CLOSED BLOCK POLICY LIABILITIES

Through its subsidiaries, the Company operates several closed blocks. The Company elected to account for these closed blocks under the fair value option. By utilizing market participant assumptions, the Closed Block policy liabilities contain unobservable inputs resulting in a fair value measurement of Level 3.

     FAFLIC CLOSED BLOCK POLICY LIABILITIES

The fair value of the FAFLIC Closed Block policy liabilities is calculated as the sum of the fair value of FAFLIC Closed Block assets, an adjustment to the fair value of FAFLIC Closed Block assets for non-performance risk, fair value of the FAFLIC Closed Block maintenance expenses and a risk margin based on the cost of holding capital to back the FAFLIC Closed Block.

The estimated fair value for the provision for maintenance expense is determined by calculating the annual cost associated with administering the applicable policies, including servicing costs as well as provisions for overhead, both adjusted for inflation. The annual cost is discounted at a fair value rate, approximating risk free, with a provision for non-performance risk.

The estimated fair value of the provision for cost of capital is determined by calculating an annual cost inherent in having to hold risk capital to back the business. This amount is generally determined by using standard regulatory metrics to determine how much capital should be held. The amount of capital held is reduced by the net investment income that would be earned from the assets backing the capital. The annual cost is discounted at a rate determined to approximate a market participant's hurdle rate.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

9.   FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS (CONTINUED)

FAFLIC CLOSED BLOCK POLICY LIABILITIES (CONTINUED)

As the liability cash flows in total are based on the asset cash flows, the basic value of the liabilities is equal to the fair value of the FAFLIC Closed Block assets. By utilizing market participant assumptions, the FAFLIC Closed Block policy liabilities contain unobservable inputs resulting in a fair value measurement of Level 3.

ILICO AND AMERUS CLOSED BLOCK POLICY LIABILITIES

The Company elected the fair value option on the ILICO Closed Block insurance policies. The fair value of the ILICO Closed Block liability is calculated using the fair value of the assets supporting the Closed Block plus the present value of expected future commissions and expenses calculated in an actuarial appraisal model.

The Company assumed certain obligations relating to a Closed Block of business originating from Amerus. These obligations include the responsibility to pay for the expenses related to that Closed Block. A liability for this obligation is calculated equaling the present value of the projected expenses, discounted at current risk free rates with a provision for the Company's own credit risk. The liability also includes a provision for any cost of capital related to the obligation.

POLICYHOLDER LIABILITIES ASSUMED

The Company has chosen the fair value option for determining the value of policy liabilities reinsured on a funds withheld basis. The fair value of the funds withheld liabilities is equal to the present value of risk adjusted cash flows. At the time the liabilities were acquired, the fair value was determined by a full, actuarial appraisal with market participant assumptions. Risk adjustments were made to the mortality, persistency, and expense assumptions so that the present value of the risk adjusted cash flows equaled the actuarial appraisal value on the acquisition date. The present value uses a fair value rate, approximating a risk-free rate, with a provision for non-performance risk. By utilizing market participant assumptions, the funds withheld policy liabilities contain unobservable inputs resulting in a fair value measurement of Level 3.

TRANSFERS INTO OR OUT OF LEVEL 3:

Overall, transfers into and/or out of Level 3 are attributable to a change in the observability of inputs. Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable. Transfers into and/or out of any level are assumed to occur at the beginning of the period.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

9.   FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS (CONTINUED)

The tables below set forth a summary of changes in the fair value of the Company's Level 3 financial assets and liabilities for the year ended December 31, 2014 and 2013. The tables reflect gains and losses for the full year for all financial assets and liabilities categorized as Level 3 as at December 31, 2014 and at December 31, 2013.

                                                                       NET
                                                                   UNREALIZED
                                                                     GAINS/
                                                                    (LOSSES)
                                                                   RELATING TO
                                                                   INSTRUMENTS
                                   BALANCE, AT        NET         STILL HELD AT
YEAR ENDED DECEMBER 31,             BEGINNING       REALIZED           THE                             TRANSFERS        BALANCE,
2014                               OF YEAR AS        GAINS/         REPORTING                           TO/FROM         AT END OF
(IN MILLIONS)                        REVISED        (LOSSES)          DATE          SETTLEMENTS         LEVEL 3           YEAR
------------------------------   --------------  -------------  ----------------  ---------------  ----------------  --------------
Financial Assets:
   Fixed maturities

      Corporate securities       $           --  $          --  $             --  $            45  $             --  $           45
                                 --------------  -------------  ----------------  ---------------  ----------------  --------------
   Total AFS fixed maturities                --             --                --               45                --              45
   Equity securities                         --             --                --               16                 9              25
   Other loans                               --             --                --               22                --              22
   Derivative contracts
      Embedded derivative -
         modco loans                         97             --               (30)              --                --              67
                                 --------------  -------------  ----------------  ---------------  ----------------  --------------
   Total derivative contracts                97             --               (30)              --                --              67
                                 --------------  -------------  ----------------  ---------------  ----------------  --------------
         Total assets            $           97  $          --  $            (30) $            83  $              9  $          159
                                 ==============  =============  ================  ===============  ================  ==============
Financial Liabilities:
   FAFLIC Closed Block
      policy liabilities                    638             (9)               26               --                --             655
   ILICO Closed Block
      policy liabilities                    823             --                 6               --                --             829
   Amerus Closed Block
      policy liabilities                     83             --                (8)              --                --              75
   Embedded derivatives
      - funds withheld                       97             --                15               --                --             112
      - IUL product                         605             --                90               --                --             695
      - annuity products                     --             62                --               29               129             220
   Policyholder liabilities               1,121             --               340               --               204           1,665
                                 --------------  -------------  ----------------  ---------------  ----------------  --------------
         Total liabilities       $        3,367  $          53  $            469  $            29  $            333  $        4,251
                                 ==============  =============  ================  ===============  ================  ==============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

9.   FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS (CONTINUED)

                                                                       NET
                                                                   UNREALIZED
                                                                     GAINS/
                                                                    (LOSSES)
                                                                   RELATING TO
                                                                   INSTRUMENTS
                                                     NET          STILL HELD AT                        TRANSFERS
YEAR ENDED DECEMBER 31,            BALANCE, AT     REALIZED            THE                              TO/FROM         BALANCE,
2013 AS REVISED                     BEGINNING       GAINS/          REPORTING                         LEVEL 3 AS       AT END OF
(IN MILLIONS)                       OF YEAR        (LOSSES)           DATE          SETTLEMENTS         REVISED          YEAR
------------------------------   --------------  -------------  ----------------  ---------------  ----------------  --------------
Financial Assets:
   Derivative contracts
      Equity market contracts                 1             --                (1)              --                --              --
      Embedded derivative-
         modco loans                         98             --                (1)              --                --              97
                                 --------------  -------------  ----------------  ---------------  ----------------  --------------
   Total derivative contracts                99             --                (2)              --                --              97
                                 --------------  -------------  ----------------  ---------------  ----------------  --------------
         Total assets            $           99  $          --  $             (2) $            --  $             --  $           97
                                 ==============  =============  ================  ===============  ================  ==============
Financial Liabilities:
   FAFLIC Closed Block
      policy liabilities                    692            (8)               (46)              --                --             638
   ILICO Closed Block
      policy liabilities                     --             --                (1)             (31)              855             823
   Amerus Closed Block
      policy liabilities                     --             --                 2               --                81              83
   Embedded derivatives
      - funds withheld                       98             --                (1)              --                --              97
      - IUL product                          --             --                95               --               510             605
   Policyholder liabilities                  --             10                --               --             1,111           1,121
                                 --------------  -------------  ----------------  ---------------  ----------------  --------------
         Total liabilities       $          790  $           2  $             49  $           (31) $          2,557  $        3,367
                                 ==============  =============  ================  ===============  ================  ==============

The following methods and assumptions are used to estimate the fair value of each class of financial instruments that are not held at fair value as required by ASC 825-10-15, FINANCIAL INSTRUMENT DISCLOSURES.

     MORTGAGE LOANS

The fair values of mortgages and other loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

     POLICY LOANS

For policy loans with fixed interest rates, estimated fair values are determined by using discounted cash flow models applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

     LIFE SETTLEMENT AND SINGLE PREMIUM IMMEDIATE ANNUITY ASSETS

The fair values of LS and SPIA assets are obtained by discounting the expected cash flows related to the LS and SPIA assets by swap rate plus a spread. The spread is calculated and fixed by matching the initial cash flow projections at purchase date with the LS and SPIA purchase price. Expected cash flows include: annuity payments received from SPIAs, premiums paid into LS and death benefit payments received on LS.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

9.   FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS (CONTINUED)

     NOTES PAYABLE AND ACCRUED INTERESTS

The fair values of the notes payable and accrued interest was determined by using vendor pricing models.

     SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE

The Company participates in third party repurchase agreements. The notional value as of December 31, 2014 and 2013 was approximately $381 and $621 million. The Company posted $400 and $696 million in fixed maturity securities as collateral for these transactions as of December 31, 2014 and 2013, respectively. Fair value is estimated based on expected future cash flows and interest rates.

     INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair value of liabilities under supplementary contracts without life contingencies is estimated based on current fund balances and fair value of other individual contractholder funds represents the present value of future policy benefits.

FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following presents carrying amounts and fair values of the Company's financial instruments not carried at fair value as of December 31, 2014 and 2013:

                                                                          2014                                2013
                                                           --------------------------------    --------------------------------
                                                              CARRYING            FAIR            CARRYING           FAIR
(IN MILLIONS)                                                   VALUE             VALUE            VALUE             VALUE
-----------------------------------------------------      --------------    --------------    --------------    --------------
Financial Assets
   Mortgage loans                                          $        1,213    $        1,266    $          690    $          665
   Policy loans                                                       737               858               738               846
   LS and SPIA assets                                                 369               382               391               375
   Other loans                                                        189               187                97                97
   Other invested assets                                                8                 8                --                --
                                                           --------------    --------------    --------------    --------------
      Total financial assets                               $        2,516    $        2,701    $        1,916    $        1,983
                                                           ==============    ==============    ==============    ==============
Financial Liabilities
   Notes payable and accrued interest                      $          302               301    $           --    $           --
   Securities sold under agreements to repurchase                     381               381               621               621
   Supplementary contracts without life contingencies                   8                 8                 5                 5
   Other contractholder deposit funds                               2,975             3,007             3,594             3,623
                                                           --------------    --------------    --------------    --------------
      Total financial liabilities                          $        3,666    $        3,697    $        4,220    $        4,249
                                                           ==============    ==============    ==============    ==============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

10.  CLOSED BLOCKS

Summarized financial information of the Company's Closed Blocks is as follows:


BALANCE SHEET AS OF DECEMBER 31,                                                                                  2013 AS
(IN MILLIONS)                                                                                       2014          REVISED
-------------------------------------------------------------------------------------------    --------------  --------------
Assets
   Investments
      Trading fixed maturities at fair value (amortized cost of $1,026)                        $        1,108           1,142
      Mortgage loans                                                                                       32              30
      Policy loans                                                                                        171             176
      Cash and cash equivalents                                                                            22             102
      Accrued investment income                                                                            17              18
      Other assets                                                                                         12              22
                                                                                               --------------  --------------
         Total assets                                                                          $        1,362           1,490
                                                                                               --------------  --------------
Liabilities
   Policy liabilities and accruals at fair value                                               $        1,449           1,432
   Policyholder dividend obligation at fair value (1)                                                      89              90
   Policyholder dividends payable at fair value (1)                                                        21              22
   Other liabilities                                                                                        6             164
                                                                                               --------------  --------------
         Total liabilities                                                                     $        1,565           1,708
                                                                                               --------------  --------------
Excess of Closed Block liabilities over assets designated to the Closed Blocks and maximum
   future earnings to be recognized from Closed Block assets and liabilities                   $          203             218
                                                                                               ==============  ==============

----------
(1) Included within Contractholder deposit funds and other policy liabilities in the accompanying Consolidated Balance Sheets.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31,                                              2013 AS
(IN MILLIONS)                                                                          2014          REVISED          2012
--------------------------------------------------------------------------------   ------------    -----------    ------------
Revenues
   Premiums and other income                                                       $         45             24              18
   Net investment income                                                                    125            (12)             56
   Net realized investment gains                                                              1             15              (5)
                                                                                   ------------    -----------    ------------
      Total revenues                                                                        171             27              69
                                                                                   ------------    -----------    ------------
Benefits and Expenses
   Policyholder benefits                                                                    150            (14)             71
   Other expenses                                                                             1              1              --
                                                                                   ------------    -----------    ------------
      Total benefits and expenses                                                           151            (13)             71
                                                                                   ------------    -----------    ------------

Net contribution from the Closed Blocks                                            $         20             40              (2)
                                                                                   ============    ===========    ============
Income Tax Expense
   Current                                                                                    1              5               1
   Deferral                                                                                  11             10              (2)
                                                                                   ------------    -----------    ------------
      Total income tax expense                                                               12             15              (1)

                                                                                   ------------    -----------    ------------
Net income                                                                         $          8             25              (1)
                                                                                   ============    ===========    ============

Many expenses related to the Closed Block operations are charged to the general operations of the Company; accordingly, the contributions from the Closed Blocks do not represent the actual profitability of the Closed Block operations.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

11.  INCOME TAXES

PROVISION FOR INCOME TAXES

The tables below present the components of the expense/(benefit) for taxes and a reconciliation of the U.S. federal statutory income tax rate to the Company's effective income tax rate.

FOR THE YEARS ENDED DECEMBER 31,                                                                    2013 AS
(IN MILLIONS)                                                                      2014             REVISED              2012
---------------------------------------------------------------------------  ----------------  -----------------  -----------------
Current income tax expense/(benefit)
  Federal                                                                    $             91  $             268  $              74
  State/local                                                                               3                 --                 --
                                                                             ----------------  -----------------  -----------------
    Total current income tax expense/(benefit)                                             94                268                 74
Deferred income tax expense/(benefit)
  Federal                                                                                   2               (253)              (112)
  State/local                                                                              (3)                --                 --
                                                                             ----------------  -----------------  -----------------
    Total deferred income tax expense/(benefit)                                            (1)              (253)              (112)
                                                                             ----------------  -----------------  -----------------
      Total income tax expense/(benefit)                                     $             93  $              15  $             (38)
                                                                             ================  =================  =================

FOR THE YEARS ENDED DECEMBER 31,                                                                    2013 AS
(IN MILLIONS)                                                                      2014             REVISED              2012
---------------------------------------------------------------------------  ----------------  -----------------  -----------------
Expected income tax benefit                                                  $            104  $              20  $             (33)
Addition/(reduction) in income tax resulting from:
  Dividend received deduction                                                              (4)                (4)                (4)
  Intercompany reinsurance on funds withheld trusts                                        (5)                --                 --
  Low income housing tax credits                                                           (2)                --                 --
  Prior years' federal income tax adjustment                                               --                 (1)                (1)
                                                                             ----------------  -----------------  -----------------
    Total income tax expense                                                 $             93  $              15  $             (38)
                                                                             ================  =================  =================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

11.  INCOME TAXES (CONTINUED)

DEFERRED INCOME TAXES

Deferred income taxes reflect the net effects of temporary differences between financial reporting and tax bases of assets and liabilities. These temporary differences result in taxable or deductible amounts in future years and are measured using the tax rates and laws that will be in effect when such differences are expected to reverse. Valuation allowances are established to reduce deferred tax assets to the amount that more likely than not will be realized.

The table below presents the significant components of deferred tax assets and liabilities.

DECEMBER 31,                                                                                         2013 AS
(IN MILLIONS)                                                                       2014             REVISED
----------------------------------------------------------------------------  ----------------  -----------------
Deferred tax assets
  Insurance reserves                                                          $            560  $              58
  Sec. 848 capitalization                                                                  292                262
  Investments, net                                                                          --                 51
  Tax credit carryforwards                                                                   2                  4
  Loss carryforwards                                                                        27                 30
  Ceding commission                                                                         43                  2
  Accrued policyholder dividends                                                             6                  6
  Deferred compensation/accrued bonuses                                                      1                 --
  Deferred revenue liability                                                                44                 46
  Goodwill                                                                                  20                 99
  Other, net                                                                                 3                 --
                                                                              ----------------  -----------------
    Subtotal deferred tax assets                                                           998                558
  Valuation allowance                                                                       (2)                (4)
                                                                              ----------------  -----------------
      Total deferred tax assets, net                                          $            996  $             554
                                                                              ----------------  -----------------
Deferred tax liabilities
  Value of business acquired/deferred policy acquisition costs                $           (498) $            (291)
  Investments, net                                                                        (280)                --
  Fair value adjustment - Closed Block                                                     (35)               (16)
  Funds withheld                                                                          (121)                --
  Other, net                                                                                --                 (7)
                                                                              ----------------  -----------------
    Total deferred tax liabilities                                                        (934)              (314)
                                                                              ----------------  -----------------
      Total deferred tax assets/(liability), net                              $             62  $             240
                                                                              ================  =================

TAX ATTRIBUTES

The Company has recorded a valuation allowance of $2 million and $4 million against tax benefits from foreign tax credit carryforwards for the tax year ended December 31, 2014 and 2013, as it is the Company's opinion that it is more likely than not that these deferred tax assets will not be fully realized. In management's judgment, the remaining gross deferred tax asset will more likely than not be realized through reductions of future taxes, except as otherwise noted. This conclusion is based primarily on a review of expected taxable income and considers all available evidence, both positive and negative.

At December 31, 2014 the Company has foreign tax credit carryforwards of $2 million that will expire in 2015, at which time the corresponding valuation allowance will be released. Also at December 31, 2014 the Company has net operating loss carryforwards of $77 million that begin to expire in 2017 and no capital loss carryforwards. The net operating loss carryforwards were generated prior to 2006 and are subject to Internal Revenue Code Section 382 annual limitations of $14 million.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

11.  INCOME TAXES (CONTINUED)

UNRECOGNIZED TAX BENEFITS

The Company recognizes tax positions in the financial statements only when it is more likely than not that the position will be sustained on examination by the relevant taxing authority based on the technical merits of the position. A position that meets this standard is measured at the largest amount of benefit that will more likely than not be realized on settlement. A liability is established for differences between position taken in a tax return and amounts recognized in the financial statements. The Company believes that its income tax filing positions and deductions will be sustained on audit and does not anticipate any adjustments that will impact the Company's financial condition, results of operations or cash flows. As of December 31, 2014 or 2013, the Company did not record a liability related to accounting for uncertainty in income taxes.

REGULATORY TAX EXAMINATIONS

Subsidiaries in the Company's federal income tax returns are routinely audited by the Internal Revenue Service, and when appropriate, provisions are made in the financial statements in anticipation of the results of these audits. All years subsequent to and including 2011 remain open to examination by the Internal Revenue Service.

12.  DIVIDEND RESTRICTIONS

Several of the Company's subsidiaries are regulated insurance companies and subject to laws governing the payment of dividends to shareholders. These laws could impact the dividend paying ability of the Company's regulated subsidiaries.

Massachusetts has enacted laws governing the payment of dividends and other distributions to stockholders by insurers, which affect the dividend paying ability of the Company. The Company must obtain written approval from the Massachusetts Insurance Commissioner prior to the declaration of any dividend whilst it maintains a negative unassigned surplus.

The Company must meet minimum capital and surplus requirements under a risk-based capital ("RBC") formula. RBC is the standard measurement of an insurance company's required capital on a statutory basis. It is based on a formula calculated by applying factors to various assets, premium and statutory reserve items. The formula takes into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. Regulatory action is tied to the amount of a company's surplus deficit under the RBC formula. The Company has an agreement with the Massachusetts Division of Insurance to maintain total adjusted capital levels at a minimum of 100% of the Company's Company Action Level, which was $375 million at December 31, 2014. Total adjusted capital for life insurance companies is defined as statutory capital and surplus, plus asset valuation reserve, plus 50% of dividends apportioned for payment and was $1,788 million at December 31, 2014, for the Company. FAFLIC, a Massachusetts domiciled insurance company, is subject to and in compliance with similar minimum capital and surplus requirements.

The payment of dividends by Accordia to the Company is regulated under Iowa law. Under Iowa law, Accordia may pay dividends only from the earned surplus arising from its business and must receive prior approval (or non-disapproval) of the Iowa Insurance Commissioner to pay any dividend that would exceed certain statutory limitations. Additionally, Accordia must meet minimum capital and surplus requirements under a RBC formula as described above. Total adjusted capital for life insurance companies is defined as statutory capital and surplus, plus asset valuation reserve, plus subsidiary asset valuation reserves, plus 50% of dividends apportioned for payment, plus 50% of subsidiary dividends apportioned for payment and was $530 million at December 31, 2014.

The payment of dividends by FLIC to the Company is regulated under Indiana law. Under Indiana law, the maximum amount of dividends that can be paid during a 12-month period by FLIC, without prior approval of the Indiana Insurance Commissioner, is limited to the greater of 10 percent of statutory capital and surplus at the end of the preceding year-end or the statutory net gain from operations for the preceding year as long as the dividend is paid from earned surplus. There were no dividends paid in 2014 by FLIC.

The payment of dividends by FNLIC to the Company is regulated under Texas law. Under Texas law, the maximum amount of dividends which can be paid during a 12-month period by FNLIC, without prior approval of the Texas Department of Insurance, is limited to the earned surplus as calculated in the Texas Analysis of Surplus Report.

Based on FLIC's statutory basis financial results for the year ended December 31, 2014, FLIC is able to pay up to $167 million in dividends during a 12-month period to its parent without prior approval in 2015. No dividends were paid in 2014 by FNLIC.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

13. VALUE OF BUSINESS ACQUIRED, DEFERRED ACQUISITION COSTS, UNEARNED REVENUE RESERVES AND UNEARNED FRONT-END LOADS

The following reflects the changes to the VOBA asset:

FOR THE YEARS ENDED DECEMBER 31,                                                                    2013 AS
(IN MILLIONS)                                                                      2014             REVISED
---------------------------------------------------------------------------  ----------------  -----------------
Balance, at beginning of year                                                $            534  $              63
  Business acquired                                                                       470                473
  Amortized to expense during the year (1)                                                (87)               (11)
  Adjustment for unrealized investment losses during the year                            (134)                 9
                                                                             ----------------  -----------------
Balance, at end of year                                                      $            783  $             534
                                                                             ================  =================

----------
    (1) These amounts are shown within Amortization of policy acquisition costs in the accompanying Consolidated Statements of Operations.

Estimated future amortization of VOBA as of December 31, 2014 is as follows:

(IN MILLIONS)
---------------------------------------------------------------------
2015                                                                   $             80
2016                                                                                 79
2017                                                                                 71
2018                                                                                 63
2019                                                                                 55
2020 and thereafter                                                                 435
                                                                       ----------------
  Total                                                                $            783
                                                                       ================

The following reflects the changes to the DAC asset:

FOR THE YEARS ENDED DECEMBER 31,                                                              2013 AS
(IN MILLIONS)                                                                 2014            REVISED
---------------------------------------------------------------------  ----------------  -----------------
Balance, at beginning of year                                          $            280  $             144
  Acquisition/Reinsurance                                                            --                152
  Deferral                                                                          356                 26
  Amortized to expense during the year (1)                                          (80)               (75)
  Adjustment for unrealized investment losses during the year                       (38)                33
                                                                       ----------------  -----------------
Balance, at end of year                                                $            518  $             280
                                                                       ================  =================

----------
    (1) These amounts are shown within Amortization of policy acquisition costs in the accompanying Consolidated Statements of Operations.

The following reflects the changes to the URR and UFEL:


FOR THE YEAR ENDED DECEMBER 31,                                                               2013 AS
(IN MILLIONS)                                                                2014             REVISED
--------------------------------------------------------------------   ----------------  -----------------
Balance, at beginning of year                                          $              4  $              --
  Deferrals during the year                                                         114                 11
  Amortized to income during the year                                               (55)                (7)
  Adjustment for unrealized investment losses during the year                       (56)                --
                                                                       ----------------  -----------------
Balance, at end of year                                                $              7  $               4
                                                                       ================  =================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

14.  REINSURANCE

The Company seeks to diversify risk and limit its overall financial exposure through reinsurance. In addition, consistent with the overall business strategy, the Company assumes certain policy risks written by other insurance companies on a coinsurance, modco and funds withheld coinsurance basis. Under a coinsurance arrangement, depending upon the terms of the contract, the reinsurer may share in the risk of loss due to mortality or morbidity, lapses and the investment risk, if any, inherent in the underlying policy. Modco and funds withheld coinsurance differ from coinsurance in that the assets supporting the reserves are retained by the ceding company while the risk is transferred to the reinsurer.

The Company maintains a number of reinsurance treaties whereby the Company assumes on a coinsurance basis and modco basis life, fixed and variable annuities, UL and VUL insurance policies. The Company also maintains other reinsurance treaties including the cession of certain UL policies, certain individual disability income policies and discontinued accident and health insurance.

The effects of reinsurance on the Consolidated Balance Sheets were as follows:

FOR THE YEARS ENDED DECEMBER 31,                                                  2013 AS
(IN MILLIONS)                                                     2014            REVISED
----------------------------------------------------------  ---------------  ----------------
Policy liabilities and accruals:
  Direct                                                    $        14,251  $          3,233
  Assumed -- non-affiliated                                          15,431            14,835
                                                            ---------------  ----------------
    Total policy liabilities and accruals                            29,682            18,068
  Ceded -- affiliated                                                (5,364)           (7,179)
  Ceded -- non-affiliated (1)                                        (3,565)           (1,845)
                                                            ---------------  ----------------
    Total ceded policy liabilities and accruals                      (8,929)           (9,024)
                                                            ---------------  ----------------
    Net policy liabilities and accruals                     $        20,734  $          9,044
                                                            ===============  ================

----------
    (1) Reported within Reinsurance receivable on paid and unpaid losses, benefits, unearned premiums, modco and funds withheld coinsurance within the Consolidated Balance Sheets.

The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and on market conditions (including the availability and pricing of reinsurance). The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company held no allowance for bad debts at December 31, 2014 and 2013.

As of December 31, 2014 and 2013, the Company had $2.7 billion and $2.5 billion of reinsurance receivables, respectively, with two counterparties related to modified coinsurance and funds withheld contracts. The assets supporting these receivables were held in trusts and not part of the respective counterparty's general accounts.

As of December 31, 2014 and 2013, the Company had $5.3 billion and $5.9 billion of reinsurance receivables, respectively, related to blocks of business reinsured with its affiliate, CwA Re.

The effects of reinsurance on the Consolidated Statements of Operations were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                             2014               2013               2012
------------------------------------------------------------------  ----------------  -----------------  -----------------
Life and accident and health insurance premiums:
  Direct                                                            $             94  $              20  $              20
  Assumed-- non-affiliated                                                       131                 43                 26
  Ceded-- non-affiliated                                                         (82)                (1)                (2)
                                                                    ----------------  -----------------  -----------------
    Net premiums                                                    $            143  $              62  $              44
                                                                    ================  =================  =================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

14. REINSURANCE (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                                      2014               2013               2012
---------------------------------------------------------------------------  ----------------   ----------------   ----------------
Insurance and investment product fee income:
   Direct                                                                    $            277   $            135   $            120
   Assumed - non-affiliated                                                               776                300                150
   Ceded - affiliated                                                                     (90)               (86)               (65)
                                                                             ----------------   ----------------   ----------------
     Net insurance and investment product fee income                         $            963   $            349   $            205
                                                                             ================   ================   ================

FOR THE YEARS ENDED DECEMBER 31,                                                                    2013 AS
(IN MILLIONS)                                                                      2014             REVISED              2012
---------------------------------------------------------------------------  ----------------   ----------------   ----------------
Policy benefits, claims and losses and loss adjustment expenses:
   Direct                                                                    $            779   $            130   $            245
   Assumed - non-affiliated                                                             2,011                570                283
   Ceded - affiliated                                                                    (214)                (6)              (182)
   Ceded - non-affiliated                                                                (604)                11                 (7)
                                                                             ----------------   ----------------   ----------------
     Net policy benefits, claims and losses and loss adjustment expenses     $          1,972   $            705   $            339
                                                                             ================   ================   ================

15.  COMPOSITION OF OTHER ASSETS, LIABILITIES, INCOME AND EXPENSES

Other assets consist of the following:

DECEMBER 31,
(IN MILLIONS)                                                                      2014               2013
---------------------------------------------------------------------------  ----------------   ----------------
Railcars                                                                     $             70   $             76
Accounts receivable                                                                        19                  5
Deferred sales inducements                                                                  5                 --
Miscellaneous assets                                                                       30                 50
                                                                             ----------------   ----------------
   Total other assets                                                        $            124   $            131
                                                                             ================   ================

Accrued expenses and other liabilities consist of the following:

DECEMBER 31,
(IN MILLIONS)                                                                      2014               2013
---------------------------------------------------------------------------  ----------------   ----------------
Accrued expenses                                                             $            125   $             34
Account payable                                                                            43                 56
Tax liability                                                                              22                 26
Miscellaneous liabilities                                                                 118                 97
                                                                             ----------------   ----------------
   Total accrued expenses and other liabilities                              $            308   $            213
                                                                             ================   ================

Other income consists of the following:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                             2014               2013               2012
------------------------------------------------------------------  ----------------   ----------------   ----------------
Reinsurance administration fee                                      $             20   $             20   $             17
Railcar income                                                                    17                  8                 --
Miscellaneous income                                                               6                  1                  3
                                                                    ----------------   ----------------   ----------------
   Total other income                                               $             43   $             29   $             20
                                                                    ================   ================   ================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

15. COMPOSITION OF OTHER ASSETS, LIABILITIES, INCOME AND EXPENSES (CONTINUED)

Other operating expenses consist of the following:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                                      2014               2013               2012
---------------------------------------------------------------------------  ----------------   ----------------   ----------------
Administrative expenses                                                      $            116   $             57   $             30
Employee related expenses                                                                 108                 40                 12
Technology expenses                                                                        15                  1                  1
Consulting and legal fees                                                                  18                 14                  5
Bank service charges                                                                       23                  1                 --
Taxes, licenses and fees                                                                   34                 11                  5
Commission expense                                                                         (1)               (77)                 7
Miscellaneous operating expenses                                                          112                 22                 10
                                                                             ----------------   ----------------   ----------------
   Total other operating expenses                                            $            425   $             69   $             70
                                                                             ================   ================   ================

16. COMMITMENTS AND CONTINGENCIES

COMMITMENTS

The Company has operational servicing agreements with third party administrators for policy administration over certain fixed annuity, traditional life, UL, variable annuity and VUL policies. Additionally, CwA is party to a third party professional services agreement regarding the management of aspects of its reinsurance portfolio.

The Company has financing arrangements with unaffiliated third parties to support the reserves of its affiliated captive reinsurers. Total fees expensed associated with these credit facilities were $13 million for the year ended December 31, 2014 and are included in Other operating expenses. As of December 31, 2014, the total capacity of the financing arrangements with third parties was $2 billion.

There were no outstanding balances from the financing arrangements with unaffiliated third parties as of December 31, 2014.

As of December 31, 2014, purchase commitments under agreements with third party administrators and other service providers were as follows:

(IN MILLIONS)
------------------------------
2015                            $             54
2016                                          16
2017                                          14
2018                                          11
2019                                           7
2020 and thereafter                           17
                                ----------------
   Total                        $            119
                                ================

CONTINGENCIES

  REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

16. COMMITMENTS AND CONTINGENCIES (CONTINUED)

  LITIGATION

The Company is involved from time to time in judicial, regulatory and arbitration proceedings concerning matters arising in connection with the conduct of its business. As part of the 2005 acquisition of CwA from The Hanover Insurance Group ("THG"), THG has agreed to indemnify the Company and Goldman Sachs ("GS") for certain matters. THG has also agreed to indemnify GS for certain litigation, regulatory matters and other liabilities related to the pre-closing activities of the transferred business. Management believes, based on currently available information, that the results of such proceedings, in the aggregate, will not have a material adverse effect on the Company's financial condition. Given the inherent difficulty of predicting the outcome of the Company's litigation and regulatory matters, particularly in cases or proceedings in which substantial or indeterminate damages or fines are sought, the Company cannot estimate losses or ranges of losses for cases or proceedings where there is only a reasonable possibility that a loss may be incurred. However, the Company believes that at the present time there are no pending or threatened lawsuits that would have a material adverse effect on the Consolidated Balance Sheets or Consolidated Statements of Operations.

  INDEMNIFICATION AGREEMENTS

In conjunction with Accordia acquisition, the Company has agreed to indemnify Athene for certain third party claims and the Company is maintaining a litigation accrual for the claims. The litigation accrual related to these claims was $9 million as of December 31, 2014.

17. RELATED PARTY TRANSACTIONS

During the year ended December 31, 2014, the Company had investment management services agreements with related parties under GS. The Company recorded expenses for these agreements of $22 million for the year ended December 31, 2014, and had $11 million payable at December 31, 2014.

During the year ended December 31, 2014, the Company had agreements with certain affiliates under GAFG. These affiliates agreed to provide personnel, management services, administrative support, the use of facilities, and such other services as the parties may agree from time to time. The Company recorded expenses of $153 million for the year ended December 31, 2014, and had $9 million payable at December 31, 2014.

The Company has a service agreement with Global Atlantic Financial Life Limited, a Cayman domiciled company and a wholly-owned direct subsidiary of GAFG, which can be terminated by either party upon applicable notice. Under the agreement, in 2014 the Company recorded expenses of $2 million related to certain employee compensation plans, including incentive interests and stock appreciation rights.

During 2014, the Company had agreements with Commonwealth Annuity and Life Reinsurance Company Limited ("CwA Re"), a Bermuda domiciled company and a wholly-owned indirect subsidiary of GAFG, under which CwA Re agreed to pay the Company certain fees for administration of ceded blocks of variable annuity, fixed annuity, universal life and individual life business. The Company received fee income from CwA Re of $20 million and had $5 million receivable at December 31, 2014.

During the year ended December 31, 2014, the Company received certain distribution and administration fees from affiliates under GS. The Company recorded income from these agreements of $4 million for the year ended December 31, 2014, and had $1 million receivable at December 31, 2014.

The Company has entered into several derivative transactions with affiliates, which resulted in income of $53 million for the year ended December 31, 2014. The Company had affiliated derivatives payables of $220 million for the year ended December 31, 2014.

The Company has entered into transactions with affiliates to purchase fixed maturities totaling $36 million for the year ended December 31, 2014. These transactions were recorded at fair value. There were no outstanding receivables at December 31, 2014 related to these transactions.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

18. PURCHASE ACCOUNTING

FORETHOUGHT FINANCIAL GROUP, INC.

On January 2, 2014, GAFG, through its wholly owned subsidiary FinCo, completed the acquisition of FFG contemplated in the Agreement and Plan of Merger (the "Agreement") dated September 25, 2013. Pursuant to the Agreement, FinCo acquired 100% of the issued and outstanding stock of FFG.

The aggregate purchase price of FFG was $616 million. The FFG acquisition allowed GAFG to invest its capital in an established distribution of fixed, indexed and variable annuities and preneed protection.

The FFG acquisition was accounted for under the acquisition method of accounting under ASC Topic 805. In accordance with ASC 805-20-30, all identifiable assets acquired and liabilities assumed were measured at fair value as of the acquisition date. The FFG acquisition will be subject to customary post-closing adjustments as the Company finalizes the determination and analysis of assets acquired and liabilities assumed. Pushdown accounting was used to derive the contributed values into the Company of FLIC and FNLIC. The following table summarizes the consideration paid for the acquisition and the determination of the fair value of assets acquired and liabilities assumed at the acquisition date for FLIC and FNLIC after the application of pushdown accounting:

FAIR VALUE
(IN MILLIONS)                                   JANUARY 2, 2014
--------------------------------------------  ------------------
ASSETS
   Available-for-sale fixed maturities,
     at fair value                            $            6,774
   Equity securities, at fair value                           29
   Commercial mortgage loans                                 456
   Policy loans                                                5
   Other invested assets                                      56
                                              ------------------
     Total investments                                     7,320
   Cash                                                      110
   Accrued investment income                                  78
   Value of business acquired                                470
   Intangible assets                                          23
   Derivative instruments receivable                          18
   Deferred income taxes                                      13
   Other assets                                                5
   Separate account assets                                   550
                                              ------------------
     Total assets                             $            8,587
                                              ------------------

LIABILITIES
   Future policy and benefit claims                        7,311
   Other liabilities                                           4
   Separate account liabilities                              550
                                              ------------------
     Total liabilities                        $            7,865
                                              ------------------
NET ASSETS ACQUIRED                           $              722
                                              ==================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

18.  PURCHASE ACCOUNTING (CONTINUED)

The revenue and expenses from the acquisition date through December 31, 2014 are as follows:

REVENUES AND EXPENSES
(IN MILLIONS)
----------------------------------------------
REVENUES
   Premiums                                      $             22
   Insurance and investment product
     fee income                                               186
   Net investment income                                      399
   Net investment gains/(losses)                               38
   Other income                                                 6
                                                 ----------------
     Total revenues                              $            651

BENEFITS AND OTHER DEDUCTIONS
   Policy benefits, claims and losses
     and loss adjustment expenses                $            416
   Amortization of policy acquisition costs                    73
   Losses on derivative instruments                            14
   Other operating expenses                                   114
                                                 ----------------
     Total benefits, losses and expenses                      617
NET INCOME BEFORE INCOME TAXES                                 34
                                                 ----------------
   Income tax expense                                           9
                                                 ----------------
NET INCOME                                       $             25
                                                 ================

There was no goodwill recognized as part of the acquisition of FFG.

The Company recorded $23 million of intangible assets related to the FFG acquisition. The intangible assets included the distribution networks, trade name, internally-developed software, covenants not-to-compete and insurance licenses. The summary of the intangible assets are listed below:

(IN MILLIONS, EXCEPT AMORTIZATION PERIOD)        AMOUNT            AMORTIZATION PERIOD
------------------------------------------  ----------------   --------------------------
Distribution network                        $             10            10 years
Trade name                                                 5            15 years
Internally developed software                              1             3 years
Covenants not-to-compete                                   2             2 years
Insurance licenses                                         5         Indefinite life
                                            ----------------
   Total intangible assets                  $             23
                                            ================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

18.  PURCHASE ACCOUNTING (CONTINUED)

ACCORDIA LIFE AND ANNUITY COMPANY

The Company's acquisition of Accordia qualified as a business combination and was accounted for by applying ASC 805 BUSINESS COMBINATIONS. The table below summarizes the amounts recognized at fair value for assets acquired and liabilities assumed and the resulting goodwill.

FAIR VALUE                                   OCTOBER 1, 2013 AS
(IN MILLIONS)                                     REVISED
--------------------------------------   --------------------------
Assets:
   Total investments                     $                    6,190
   Cash and cash equivalents                                    302
   VOBA                                                         473
   Other intangibles                                              7
   Other assets at fair value                                 1,573
                                         --------------------------
     Total assets acquired               $                    8,545
                                         --------------------------
Liabilities:
   Policyholder liabilities              $                    8,374
   Other liabilities at fair value                               47
                                         --------------------------
     Total liabilities assumed           $                    8,421
                                         --------------------------
   Goodwill                                                      (2)
                                         --------------------------
Total cash consideration                 $                      122
                                         ==========================

As a result of consideration of funds received from seller during the remeasurement period, the original $3 million of goodwill recognized as the result of the acquisition, resulted in negative goodwill. This $2 million of negative goodwill was recognized as a bargain purchase gain in the Consolidated Statements of Operations in 2014. Included in the assets acquired is VOBA, which reflects the estimated fair value of in-force contracts acquired and represents the portion of the purchase price that is allocated to the future profits embedded in the acquired contracts at the acquisition date. See Note 3 for additional explanation of VOBA. The assessment of fair value in accordance with ASC 805-20-25 included the establishment of intangible assets for VOBA, distribution relationships and various state licenses. See Note 24 for PGAAP remeasurement adjustments made to provisional purchase accounting at October 1, 2013.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

19.  INTANGIBLE ASSETS

The following table represents the changes in intangible assets:

                                                              DEFINITE          INDEFINITE      TOTAL INTANGIBLE
(IN MILLIONS)                               GOODWILL            LIFE               LIFE              ASSETS
--------------------------------------   ---------------   ---------------   ---------------   ------------------
Balance at December 31, 2013             $             3   $             5   $             7   $               15
   Purchase accounting remeasurement                  (3)               --                --                   (3)
   Acquisition- Intangible assets                     --                17                 6                   23
   Amortization                                       --                (4)               --                   (4)
                                         ---------------   ---------------   ---------------   ------------------
Balance at December 31, 2014             $            --   $            18   $            13   $               31
                                         ===============   ===============   ===============   ==================

The estimated future amortization of definite life intangible assets as of December 31, 2014 is as follow:

(IN MILLIONS)
--------------------------
2015                         $             4
2016                                       2
2017                                       2
2018                                       2
2019                                       1
2020 and thereafter                        7
                             ----------------
   Total                     $            18
                             ================

The indefinite life intangible assets are not subject to amortization. The definite life intangible assets are amortized over a period of 2 to 15 years.

20.  NOTES PAYABLE AND ACCRUED INTEREST

Notes payable was comprised of the following:

DECEMBER 31,
(IN MILLIONS)                                        2014             2013
---------------------------------------------   --------------   ---------------
Surplus note -- affiliated                      $          300   $            --
Accrued interest                                             2                --
                                                --------------   ---------------
   Total notes payable and accrued interest     $          302   $            --
                                                ==============   ===============

SURPLUS NOTE - AFFILIATED

On January 2, 2014, the Company issued a $300 million aggregate principal balance Surplus Note (the "Surplus Note") to its direct parent, FinCo. Interest on the Surplus Note is paid quarterly, accruing at a rate of interest corresponding to the FFG Term Loan. The outstanding principal balance on the Surplus Note is payable as follows: (i) 15% of the original principal amount on the one-year anniversary of issuance; (ii) 15% of the original principal balance on the 18-month anniversary of issuance; and (iii) the remaining outstanding principal balance on the second anniversary of issuance. All payments of principal and interest may be made only subject to the prior approval of the Commissioner of the Division of Insurance of the Office of Consumer Affairs and Business Regulation of the Commonwealth of Massachusetts (the "Commissioner").

The Surplus Note is subordinated in right of payment to the prior payment in full of all senior indebtedness, policy claims and prior claims of the Company, as those terms are used in Sections 180A through 180L1/2 of Chapter 175 of the Massachusetts General Laws and any successor provisions.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

20.  NOTES PAYABLE AND ACCRUED INTEREST (CONTINUED)

SURPLUS NOTE - AFFILIATED (CONTINUED)

Under the terms of the Surplus Note, the Company is subject to the affirmative and negative covenants of the FFG term loan ("Term Loan") to the extent they apply to the Company; and specifically the negative covenant that the Company maintain an RBC ratio of not less than 300% at the end of any fiscal quarter.

At December 31, 2014, the principal balance of the Surplus Note was $300 million. At that time, the Company had received approval from the Commissioner to make the first principal payment under the Surplus Note on the first anniversary of issuance.

The Company recognized $10 million and no interest expense on notes payable for the years ended December 31, 2014 and 2013, respectively.

Principal payments due on notes payable are as follows:

(IN MILLIONS)
-----------------------------
2015                             $           300

21.  STATUTORY FINANCIAL INFORMATION

Certain of the Company's regulated insurance subsidiaries are required to file financial statements with U.S. state regulatory authorities prepared on an accounting basis prescribed or permitted by their domiciliary state. Statutory surplus computed under those methodologies differ from shareholders' equity reported in accordance with U.S. GAAP primarily because fixed maturities are required to be carried at amortized cost, policy acquisition costs are expensed when incurred and asset valuation and interest maintenance reserves are required to be held. Life insurance reserves are calculated based upon different assumptions and the recognition of deferred tax assets is based on different recoverability assumptions.

Unaudited statutory capital and surplus was $1,654 million and $724 million for the Company as of December 31, 2014 and 2013, respectively.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

22.  EMPLOYEE BENEFIT PLANS

The Company has nonqualified defined benefit pension plans for certain agents. The measurement date for all defined benefit plans is December 31. The Company has nonqualifed supplemental defined pension plans ("SERP") to provide retirement benfits to certain agents. The net periodic benefit costs at December 31, 2014 were $1 million.

Weighted average assumptions used to determine net periodic benefit costs as of December 31, 2014 are as follows:

WEIGHTED AVERAGE ASSUMPTIONS                                       2014
---------------------------------------------------------   ------------------
a.   Weighted-average discount rate                                      4.70%
b.   Expected long-term rate of return on plan assets           Not applicable
c.   Rate of compensation increase                                      10.00%

The Company employs a building block approach in determining the expected long-term rate of return of plan assets. Historical markets are studied and long-term historical relationships between equities and fixed-income are preserved consistent with the widely accepted capital market principle that assets with higher volatility generate a greater return over the long run. Current market factors such as inflation and interest rates are evaluated before long-term market assumptions are determined. The long-term portfolio return is established utilizing a building block approach with proper consideration of diversification and rebalancing. Peer data and historical returns are reviewed to check for reasonability and appropriateness.

Additional year-end information for plans with accumulated benefit obligations in excess of plan assets at December 31, 2014 are as follows:

ACCUMULATED BENEFIT OBLIGATIONS IN EXCESS OF PLAN ASSETS
(IN MILLIONS)                                                      2014
---------------------------------------------------------   ------------------
Projected benefit obligation                                $               10
Accumulated benefit obligation                              $                9
Fair value of plan assets                                   $               --

Changes in the projected benefit obligation and plan assets at December 31, 2014 are as follows:

CHANGE IN BENEFIT OBLIGATION PENSION BENEFITS
(IN MILLIONS)                                                      2014
---------------------------------------------------------   ------------------
Benefit obligation, at beginning of year                    $               --
   Benefit obligation at date of transfer (5/1/2014)                        10
   Interest cost                                                            --
   Service cost                                                             --
   Liability actuarial loss                                                  1
   Benefits paid                                                            (1)
   Lump sum settlements                                                     --
                                                            ------------------
Benefit obligation, at end of year                          $               10
                                                            ==================

CHANGE IN PLAN ASSETS
(IN MILLIONS)                                                      2014
---------------------------------------------------------   ------------------
Fair value of plan assets, at beginning of year             $               --
   Actual return on plan assets                                             --
   Reporting entity contributions                                            1
   Benefits paid                                                            (1)
   Lump sum settlements                                                     --
                                                            ------------------
Fair value of plan asets, at end of year                    $               --
                                                            ==================

Funded status at December 31, 2014                          $              (10)
                                                            ==================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

22.  EMPLOYEE BENEFIT PLANS (CONTINUED)

The underfunded status amounts shown above have been recognized in the Company's Consolidated Financial Statements and are included in accrued expenses and other liabilities.

(IN MILLIONS)                                                        2014
-------------------------------------------------------------   ---------------
Net asset and benefit obligation losses                         $             1
Amortization or settlement recognition of net gains/(losses)                 --
                                                                ---------------
Net amount recognized                                           $             1
                                                                ===============

Weighted average assumptions used to determine projected benefit obligations as of December 31, 2014 are as follows:

WEIGHTED AVERAGE ASSUMPTIONS                                       2014
---------------------------------------------------------   ------------------
a.   Weighted--average discount rate                                     3.86%
b.   Rate of compensation increase                                      10.00%
c.   Measurement date                                        December 31, 2014

No plan assets are expected to be returned to the Company during the next 12 month period.

The Company does not have any regulatory contribution requirements for 2014.

The following table illustrates the estimated pension benefits that are projected to be paid:

YEARS                                                             AMOUNT
---------------------------------------------------------   ------------------
2015                                                        $               --
2016                                                                        --
2017                                                                        --
2018                                                                        --
Years 2019 - 2023                                           $                3

Effective May 1, 2014 the Company assumed, and received assets for, the sponsorship of a nonqualified defined contribution pension plan covering career distribution system agents for from Athene, the liability for these pension plans was $38 million at December 31, 2014. Expenses of $3 million have been recognized in association with this plan through December 31, 2014.

Effective May 1, 2014, the Company assumed, and received assets for, obligations arising from non-qualified defined contribution plans for agents that are now in payout status. The periodic payments to agents are fixed in amount and the payment terms are either term certain or life contingent. The Company recognized a liability of $24 million at December 31, 2014 for these obligations. Expenses of $5 million have been recognized in association with this plan through December 31, 2014.

23.  SUBSEQUENT EVENTS

The Company evaluated all events and transactions through April 24, 2015, the date the accompanying Consolidated Financial Statements were issued, that would merit recognition or disclosures in the Consolidated Financial Statements and determined there were none, except for the following:

On January 1, 2015, FLIC entered into a reinsurance agreement with CwA Re for certain variable annuity reinsurance contracts issued by FLIC. CwA Re will assume these variable annuities on a coinsurance basis.

On January 23, 2015, the Company entered into a reinsurance agreement with a new counterparty, whereby it assumed approximately $725 million of assets, $700 million of fixed annuity reserves and $25 million ceding commission. The Company will retrocede 80% of the business to CwA Re pending approval from the Massachusetts Department of Insurance.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

23. SUBSEQUENT EVENTS (CONTINUED)

On January 30, 2015, the Company entered into a reinsurance agreement with an existing counterparty effective April 1, 2015, whereby the Company agreed to assume additional universal life and variable universal life business. On April 1, 2015, the Company received approval from the Massachusetts Department of Insurance to retrocede 100% of this business to CwA Re on a funds withheld basis.

In February 2015, the Revolving Credit Facility, entered into as borrowers by FinCo and certain of it's subsidiaries, including the Company, on December 31, 2013, was terminated and all guarantees were released.

24. REVISIONS TO 2013 AUDITED FINANCIAL STATEMENTS

Due to the timing of the Accordia acquisition in October 2013, purchase accounting reflected in the financial statements as of and for the year ended December 31, 2013 was provisional. The Company finalized amounts for VOBA, DAC and future policy benefits in 2014 as it obtained the information necessary to complete the measurement processes resulting in retrospective adjustments to the provisional amounts recognized at the acquisition date. In addition, the Company determined that there was an error in income recognition and reserve valuation for the year ended December 31, 2013. Such misstatements were not considered by the Company to be material, but were revised in the 2013 financial statements. A summary of significant financial statement line items changed as a result of the measurement period adjustments and mistatement is as follows: changed as a result of the restatement is as follows:

CONSOLIDATED BALANCE SHEET

                                                                                               2013
                                                                  --------------------------------------------------------------
                                                                       AS          MEASUREMENT       IMMATERIAL
                                                                   PREVIOUSLY         PERIOD         REPORTING
                                                                    REPORTED      ADJUSTMENTS(a)     ERRORS(b)      AS REVISED
                                                                  -------------   --------------   -------------   -------------
ASSETS

Mortgage loans (includes mortgage loans carried at fair value
 of $30 in 2013)                                                  $         722   $           --   $          (2)  $         720
                                                                  -------------   --------------   -------------   -------------
     Total investment                                                    14,640               --              --          14,638
                                                                  -------------   --------------   -------------   -------------

Value of business acquired (intangible)                                     425              107               2             534
Deferred policy acquisition costs                                           276                3               1             280
Deferred federal income taxes                                               248               (8)             --             240
                                                                  -------------   --------------   -------------   -------------
     Total assets                                                 $      29,447   $          102   $           1   $      29,550
                                                                  =============   ==============   =============   =============

LIABILITIES

Policy liabilities and accruals:
 Future policy benefits (includes liabilities with a fair value
  of $3,081 in 2013)                                              $      13,704   $           95   $          --   $      13,799
Contractholder deposit funds and other policy liabilities
 (includes liabilities with a fair value of $121 in 2013)                 4,106               (1)             --           4,105
                                                                  -------------   --------------   -------------   -------------
     Total policy liabilities and accruals                               17,974               94              --          18,068
                                                                  -------------   --------------   -------------   -------------
     Total liabilities                                            $      28,394   $           94   $          --   $      28,488
                                                                  -------------   --------------   -------------   -------------

SHAREHOLDERS' EQUITY

Accumulated other comprehensive income                            $         199   $           --               3   $         202
Retained earnings                                                            36                8              (2)             42
                                                                  -------------   --------------   -------------   -------------
     Total shareholders' equity                                           1,053                8               1           1,062
                                                                  -------------   --------------   -------------   -------------
     Total liabilities and shareholders' equity                   $      29,447   $          102   $           1   $      29,550
                                                                  =============   ==============   =============   =============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

24. REVISIONS TO 2013 AUDITED FINANCIAL STATEMENTS (CONTINUED)

CONSOLIDATED STATEMENT OF OPERATIONS

                                                                                               2013
                                                                  --------------------------------------------------------------
                                                                       AS          MEASUREMENT       IMMATERIAL
                                                                   PREVIOUSLY         PERIOD         REPORTING
                                                                    REPORTED      ADJUSTMENTS(a)     ERRORS(b)      AS REVISED
                                                                  -------------   --------------   -------------   -------------
REVENUES

Net investment income                                             $         294   $           --   $          (6)  $         288
                                                                  -------------   --------------   -------------   -------------
     TOTAL REVENUES                                                         881               --              (6)            875
                                                                  -------------   --------------   -------------   -------------

BENEFITS, LOSSES AND EXPENSES

Policy benefits, claims, losses and loss adjustment expenses                716              (11)             --             705
Amortization of policy acquisition costs                                     91               (2)             (3)             86
                                                                  -------------   --------------   -------------   -------------
     TOTAL BENEFITS, LOSSES AND EXPENSES                                    836              (13)             (3)            820
                                                                  -------------   --------------   -------------   -------------

INCOME BEFORE FEDERAL INCOME TAXES                                           45               13              (3)             55
                                                                  -------------   --------------   -------------   -------------

FEDERAL INCOME TAX EXPENSE

Deferred income tax expense/(benefit)                                      (257)               5              (1)           (253)
                                                                  -------------   --------------   -------------   -------------

     Total federal income tax expense/(benefit)                              11                5              (1)             15
                                                                  -------------   --------------   -------------   -------------

NET INCOME                                                                   34                8              (2)             40
                                                                  -------------   --------------   -------------   -------------
NET INCOME ATTRIBUTABLE TO THE COMPANY                            $          34   $            8   $          (2)  $          40
                                                                  =============   ==============   =============   =============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

24. REVISIONS TO 2013 AUDITED FINANCIAL STATEMENTS (CONTINUED)

CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME

                                                                                               2013
                                                                  --------------------------------------------------------------
                                                                        AS          MEASUREMENT     IMMATERIAL
                                                                    PREVIOUSLY         PERIOD        REPORTING
                                                                     REPORTED      ADJUSTMENTS(a)    ERRORS(b)       AS REVISED
                                                                  -------------   --------------   -------------   -------------
Net income, including non-controlling interests                   $          34   $            8   $          (2)  $          40

Other comprehensive loss, before tax:
    Net unrealized investment losses:
    Unrealized investment losses for the period on unimpaired
     available-for-sale securities (noncredit portion)                     (104)              --               4            (100)
                                                                  -------------   --------------   -------------   -------------
      Net unrealized investment losses on available-for-sale
       securitines                                                         (224)              --               4            (220)
                                                                  -------------   --------------   -------------   -------------
           Total                                                           (224)              --               4            (220)

    Other comprehensive loss before taxes                                  (182)              --               4            (178)

Less: Income tax benefit related to:
    Net unrealized investment losses                                         78               --              (1)             77
                                                                  -------------   --------------   -------------   -------------
           Total                                                             63               --              (1)             62
                                                                  -------------   --------------   -------------   -------------
Other comprehensive loss, net of taxes                                     (119)              --               3            (116)
                                                                  -------------   --------------   -------------   -------------
Total comprehensive loss                                                    (85)               8               1             (76)
                                                                  -------------   --------------   -------------   -------------
TOTAL COMPREHENSIVE LOSS ATTRIBUTABLE TO THE COMPANY              $         (85)  $            8   $           1   $         (76)
                                                                  =============   ==============   =============   =============

CONSOLIDATED STATEMENT OF SHAREHOLDERS' EQUITY

                                                                                                2013
                                                                  --------------------------------------------------------------
                                                                        AS          MEASUREMENT     IMMATERIAL
                                                                    PREVIOUSLY        PERIOD         REPORTING
                                                                     REPORTED     ADJUSTMENTS(a)     ERRORS(b)       AS REVISED
                                                                  -------------   --------------   -------------   -------------
Net income                                                        $          34   $            8   $          (2)  $          40
Retained earnings                                                            36                8              (2)             42
Other comprehensive loss                                                   (119)              --               3            (116)
Accumulated other comprehensive income                                      199               --               3             202
                                                                  -------------   --------------   -------------   -------------
TOTAL STOCKHOLDERS' EQUITY                                        $       1,053   $            8   $           1   $       1,062
                                                                  =============   ==============   =============   =============

CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                                                2013
                                                                  --------------------------------------------------------------
                                                                        AS          MEASUREMENT     IMMATERIAL
                                                                    PREVIOUSLY        PERIOD         REPORTING
                                                                     REPORTED     ADJUSTMENTS(a)     ERRORS(b)      AS REVISED
                                                                  -------------   --------------   -------------   -------------
CASH FLOWS FROM OPERATING ACTIVITIES
   Net income, including non-controlling interests                $          34   $            8   $          (2)  $          40
   Adjustments to reconcile net income to net cash provided
    by operating activities:
     Changes in fair value of trading fixed maturities and
      equity securities                                                      47               --              (2)             45
     Net amortization and depreciation                                       94               (2)             (3)             89
     Deferred federal income tax                                           (299)               5              (1)           (295)
     Change in deferred acquisition costs                                   (26)              --               5             (21)
     Change in policy liabilities and accruals, net                         315              (11)             --             304
     Change in accrued expenses and other liabilities                       312               --               3             315

----------
(a) The measurement period adjustments primarily reflect: (i) model refinements to the fair value liability calculations; (ii) assumption changes that better reflect both policyholder experience and policy performance; (iii) model refinesments to certain universal life products with no lapse guarantees. The measurement period adjustments were made to reflect facts and circumstances existing as of the acquisition date, and did not result from intervening events subsequent to the acquisition date.
(b) The immaterial reporting errors primarily reflect; (i) a calculation difference within the investment accounting system for income recognition on residential backed mortgage securities; (ii) changes in certain assumptions impacting the estimated gross profits for certain life products; and (iii) financial statement line classification for certain commercial mortgage loans.

                            PART C: OTHER INFORMATION

ITEM 26.      EXHIBITS

(A) BOARD OF DIRECTORS RESOLUTION.

     Certified copy of Resolutions of the Board of Directors of the Company of January 21, 1993 establishing the VEL II Account was previously filed on February 13, 1998 in Post-Effective Amendment No. 10 of this Registration Statement on Form S-6, and is incorporated by reference herein.

(B) CUSTODIAN AGREEMENTS.

     Not applicable.

(C) UNDERWRITING CONTRACTS.

     (1) Registered Representatives/Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and is incorporated by reference herein.

     (2) General Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and is incorporated by reference herein.

     (3) Career Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and is incorporated by reference herein.

     (4) Consolidated Underwriting and Administrative Service Agreement dated April 30, 2010 between and among Commonwealth Annuity and Life Insurance Company and Epoch Securities, Inc was previously filed on April 29, 2010 in Post-Effective Amendment No. 27 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

     (5) Form of Selling Agreement by and between Epoch Securities, Inc., Commonwealth Annuity and Life Insurance Company, First Allmerica Financial Life Insurance Company and the "Broker-Dealer" was previously filed on April 25, 2008 in Post-Effective Amendment No. 25 to Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

     (6) Service Agreement dated March 13, 2012 by and between Epoch Securities, Inc., Commonwealth Annuity and Life Insurance Company, se2, Inc. and Security Distributors, Inc. was previously filed on April 25, 2012 in Post-Effective Amendment No. 30 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

     (7) Shared Service Agreement dated August 5, 2010 by and between Commonwealth Annuity and Epoch Securities was filed on April 25, 2013 in Post-Effective Amendment No. 34 to Registration Statement No. 33-39702/811-6293 on Form N-4, and is incorporated by reference herein. Amendment No. 1 dated January 1, 2014 to Shared Services Agreement between Epoch Securities Inc. and Commonwealth is file herewith.

(D)  POLICY.

     (1) Policy and Initial Policy endorsements were previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and are incorporated by reference herein. The following endorsements were previously filed on February 27, 1998 in Post-Effective Amendment No. 8 of this Registration Statement on Form S-6, and are incorporated by reference herein.

     (2) Paid-Up Life Insurance Option Endorsement was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and is incorporated by reference herein.

     (3) Preferred Loan Endorsement was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and is incorporated by reference herein.

     (4) 403(b) Life Insurance Policy Endorsement was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and is incorporated by reference herein.

     (5) Guaranteed Death Benefit Rider was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and is incorporated by reference herein.

(E) APPLICATION.

     (1) Application was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and is incorporated by reference herein.

(F) DEPOSITOR'S CERTIFICATE OF INCORPORATION AND BYLAWS.

     (1) Articles of Organization and Bylaws, as amended, of the Company, effective as of September 1, 2006 were previously filed on February 28, 2007 in Post-Effective Amendment No. 22 of Registration Statement No. 33-57792/811-7466, and are incorporated by reference herein. Bylaws, as amended of the Company, effective as of December 30, 2005 were previously filed on April 28, 2006 in Post-Effective Amendment No. 22 of Registration Statement No. 33-57792/811-7466, and are incorporated by reference herein. Articles of Incorporation and Bylaws, as amended of the Company, effective as of October 1, 1995 were previously filed on September 29, 1995 in Post-Effective Amendment No. 5 of this Registration Statement on Form S-6, and are incorporated by reference herein.

(G) REINSURANCE CONTRACTS.

     (1) Reinsurance contract dated January 1, 2001 among Allmerica Financial Life Insurance and Annuity Company and Reinsurance Company of Missouri, Inc. was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

     (2) Reinsurance contract dated January 1, 1998 among Allmerica Financial Life Insurance and Annuity Company and RGA Reinsurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

     (3) Reinsurance contract dated January 1, 1995 among State Mutual Life Assurance Company of America and Life Reassurance Corporation of America was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

     (4) Reinsurance contract dated January 1, 1994 among State Mutual Life Assurance Company of America and Connecticut General Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

     (5) Reinsurance contract dated January 1, 1993 among State Mutual Life Assurance Company of America and Life Reassurance Corporation of America was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

     (6) Reinsurance contract dated January 1, 1993 among State Mutual Life Assurance Company and The Cologne Life Reinsurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

     (7) Reinsurance contract dated February 26, 1991 among State Mutual Life Assurance Company of America and The Lincoln National Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

     (8) Reinsurance contract dated May 1, 1989 among State Mutual Life Assurance Company of America and General American Life Insurance Company was previously filed in on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

     (9) Reinsurance contract dated May 1, 1989 among State Mutual Life Assurance Company of America and General American Life Insurance Company was previously filed in on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

     (10) Reinsurance contract dated July 1, 1986 among State Mutual Life Assurance Company of America and General American Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

     (11) Reinsurance contract dated August 1, 1983 among State Mutual Life Assurance Company of America and The Lincoln National Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

     (12) Reinsurance contract dated August 1, 1983 among State Mutual Life Assurance Company and Connecticut General Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

     (13) Reinsurance contract dated August 1, 1983 among State Mutual Life Assurance Company and Cologne Life Reinsurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

(H) PARTICIPATION AGREEMENTS.

     (1) Amendment to the Delaware VIP Trust Participation Agreement dated December 31, 2007 was previously filed on April 28, 2011 in Post-Effective Amendment No. 28 of Registration No. 333-57792/811-7466 on Form S-6, and is incorporated by reference herein.

          Amendment dated May 1, 2001 to the Delaware Participation Agreement was previously filed on April 26, 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein.

          Participation Agreement with Delaware Group Premium Fund, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 11 on Form S-6, and is incorporated by reference herein.

     (2) Amendment to the Participation Agreement dated May 1, 2013 with T. Rowe Price is filed in Post-Effective Amendment No. 34 to Registration Statement No. 33-39702/811-6293 on Form N-4, and is incorporated by reference herein.

          Amendment to Schedule A dated October 1, 2000 to the T. Rowe Price International Series, Inc. Participation Agreement was previously filed on April 27, 2001 in Post-Effective Amendment No. 4 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein.

          Participation Agreement with T. Rowe Price International Series, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 on Form S-6, and is incorporated by reference herein.

     (3) Amendment dated August 1, 2007 to the Participation Agreement with Janus Aspen Series was previously filed on April 29, 2010 in Post-Effective Amendment No. 27 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          Amendment dated February 25, 2000 to the Janus Aspen Participation Agreement was previously filed on April 26, 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein.

          Participation Agreement between the Company and Janus Distributors, Inc. dated May 27, 1999 was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein.

     (4) Amendment dated January 15, 2013 to the Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., and Commonwealth Annuity and Life Insurance Company is filed in Post-Effective Amendment No. 34 to Registration Statement No. 33-39702/811-6293 on Form N-4, and is incorporated by reference herein.

          Amendment dated August 16, 2010 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., and Commonwealth Annuity and Life Insurance Company was previously filed on April 28, 2011 in Post-Effective Amendment No. 28 of Registration No. 333-57792/811-7466 on Form S-6, and is incorporated by reference herein.

          Amendments No. 2 and 1 dated May 1, 2009 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., and Commonwealth Annuity and Life Insurance Company was previously filed on April 29, 2010 in Post-Effective Amendment No. 27 of Registration Statement No. 33-57792/811-7466, and are incorporated by reference herein.

          Amended and Restated Participation Agreement dated September 25, 2006 with Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., and Commonwealth Annuity and Life Insurance Company was previously filed on April 25, 2008 in Post-Effective Amendment No. 25 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

     (5) Amendment No. 1 dated April 30, 2010 and Amendment to the Participation Agreement dated May 1, 2008 to Amended and Restated Participation Agreement among Commonwealth Annuity and Life Insurance Company, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. dated as of August 1, 2007 was previously filed on April 28, 2011 in Post-Effective Amendment No. 28 of Registration No. 333-57792/811-7466 on Form S-6, and is incorporated by reference herein.

          Amended and Restated Participation Agreement among Commonwealth Annuity and Life Insurance Company, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. dated as of August 1, 2007 was previously filed on April 25, 2008 in Post-Effective Amendment No. 25 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

     (6) Amendment dated October 31, 2001 to the INVESCO Participation Agreement was previously filed on April 26, 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein.

          Participation Agreement dated March 21, 2000 between the Company and INVESCO Variable Investments Funds, Inc. were previously filed in April 2002 in Post-Effective Amendment No. 15 of Registration Statement No. 33-57792/811-7466 on Form S-6, and are incorporated by reference herein.

     (7) Amendment dated May 1, 2011 to the Amended and Restated Participation Agreement dated August 1, 2007 by and between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Commonwealth Annuity and Life Insurance Company was previously filed on April 28, 2012 in Post-Effective Amendment No. 29 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          Amendment dated May 1, 2011, Amendment No. 3 dated February 11, 2011, Amendment dated September 1, 2010 and Fund/SERV and Networking Supplement dated August 12, 2008 to the Amended and Restated Participation Agreement dated August 1, 2007 by and between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Commonwealth Annuity and Life Insurance Company were previously filed on April 28, 2012 in Post-Effective Amendment No. 29 of Registration No. 333-57792/811-7466 on Form S-6, and are incorporated by reference herein.

          Amendment No. 1 to the Amended and Restated Participation Agreement dated August 1, 2007 by and between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Commonwealth Annuity and Life Insurance Company was previously filed on April 28, 2011 in Post-Effective Amendment No. 28 of Registration No. 333-57792/811-7466 on Form S-6, and is incorporated by reference herein.

          Amended and Restated Participation Agreement dated August 1, 2007 by and between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Commonwealth Annuity And Life Insurance Company was previously filed on April 29, 2010 in Post-Effective Amendment No. 27 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

     (8) Amendment 2 dated April 30, 2010 and Amendment No. 1 dated February 21, 2008 to the AIM Participation Agreement dated July 27, 1998 was previously filed on April 29, 2010 in Post-Effective Amendment No. 27 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          Amended and Restated Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc. And Commonwealth Annuity And Life Insurance Company dated July 31, 2007 was previously filed on April 25, 2008 in Post-Effective Amendment No. 25 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

     (9) First Amendment dated April 30, 2010 to the Amended and Restated Participation Agreement with Fidelity Variable Insurance Products Funds dated April 30, 2010 and Amended and Restated Participation Agreement dated April 30, 2010 was previously filed on April 29, 2010 in Post-Effective Amendment No. 27 of Registration Statement No. 33-57792/811-7466, and are incorporated by reference herein.

(I) ADMINISTRATIVE CONTRACTS.

     (1) Third Party Adminstrator Agreement (TPA) between se2, Inc., Security Distributors, Inc. and Commonwealth Annuity and Life Insurance Company dated April 1, 2013 was filed on April 25, 2013 in Amendment No. 34 of Registration Statement No. 33-39702/811-6293 on Form N-4, and is incorporated by reference herein.

     (2) Work Assignment dated April 1, 2013 by and between se2, Inc., Security Distributors, Inc., and Commonwealth Annuity and Life Insurance Company was filed on April 25, 2013 in Amendment No. 34 of Registration Statement No. 33-39702/811-6293 on Form N-4, and is incorporated by reference herein.

     (3)  Directors' Powers of Attorney are filed herewith.

(J) OTHER MATERIAL CONTRACTS.

     Not Applicable.

(K) LEGAL OPINION.

     Opinion of Counsel was previously filed on April 25, 2008 in Post-Effective Amendment No. 24 of Registration Statement No. 33-85916/811-8848, and is incorporated by reference herein.

(L) ACTUARIAL OPINION.

     Not Applicable. The Registration Statement does not include illustrations.

(M) CALCULATION.

     Not Applicable. The Registration Statement does not include illustrations.

(N) OTHER OPINIONS.

     Consent of Independent Registered Public Accounting Firm is filed herewith.

(O) OMITTED FINANCIAL STATEMENTS.

     Financial Statements included in Part B Financial Statements for Commonwealth Annuity and Life Insurance Company (the "Company" and "Depositor") and Financial Statements for the VEL II Account of Commonwealth Annuity and Life Insurance Company.

(P) INITIAL CAPITAL AGREEMENTS.

     Not Applicable.

(Q) REDEEMABILITY EXEMPTION.

     Not Applicable. Any such disclosures are included in the prospectus and/or SAI.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Unless otherwise indicated, the principal business address of each of the following Directors and Officers is:

     7 World Trade Center
     250 Greenwich Street
     New York, NY 10007

----------
*Denotes Board of Directors

  (1) 82 Hopmeadow Street, Second Floor, Simsbury, CT 06089
  (2) 2250 Point Blvd, Suite 245, Elgin, IL 60123
  (3) P.O. Box 1842, Wilson, WY 83014
  (4) 132 Turnpike Road, Suite 210, Southborough, MA 01772
  (5) 19 Par-La-Ville Road, Hamilton HM 11, Bermuda
  (6) One Forethought Center, Batesville, IN 47006

NAME                                               POSITION OR OFFICE WITH DEPOSITOR
---------------------------------------------------------------------------------------------------------
Allan Levine*                Director
Nicholas H. von Moltke*      Director, President and Chief Executive Officer
Hanben Kim Lee*              Director and Executive Vice President
Gilles M. Dellaert*          Director, Executive Vice President and Chief Investment Officer
Kathleen M. Redgate*         Director
Richard V. Spencer* (3)      Director
Michael Reardon* (4)         Director
Samuel Ramos                 Executive Vice President, General Counsel and Secretary
Scott D. Silverman (5)       Senior Vice President and Assistant Secretary
John J. Fowler (4)           Senior Vice President, Chief Financial Officer and Treasurer
Peter Cai                    Chief Risk Officer
Joel Volcy (4)               Senior Vice President and Chief Operating Officer
Brian Hendry                 Senior Vice President
Jonathan Hecht               Senior Vice President
Robert E. Winawer (4)        Senior Vice President
Robert J. Egan (4)           Senior Vice President and Chief Actuary and Valuation Actuary
Jane Grosso (4)              Senior Vice President and Controller
Deva Mishra                  Senior Vice President
Phillip Sherrill             Senior Vice President
Kevin Leavey (4)             Vice President and Product Actuary
Justin MacNeil (4)           Senior Vice President
Jason Roach (4)              Senior Vice President
Margot K. Wallin (4)         Vice President, Chief Compliance Officer, SIU Officer, and AML Officer
Elizabeth Gioia (1)          Vice President and 38a-1 Chief Compliance Officer

Sheila B. St. Hilaire (4)    Vice President, Assistant General Counsel and Assistant Secretary
Virginia Johnson (4)         Vice President, Assistant General Counsel and Assistant Secretary
Gary Silber                  Senior Vice President, Assistant General Counsel and Assistant Secretary
Kevin Kimmerling (6)         Vice President, Assistant General Counsel and Assistant Secretary
Sarah Patterson (1)          Vice President, Assistant General Counsel and Assistant Secretary
Michael J. O'Neill (2)       Vice President of Marketing-403(b)
Valerie F. Zablocki (4)      Vice President
Brian R. Salvi (4)           Vice President
Gregory Antonuccio (4)       Vice President
Andrew Byers (4)             Vice President
Jason Izzo (4)               Vice President

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

GLOBAL ATLANTIC FINANCIAL GROUP LIMITED

These entities are directly or indirectly controlled by or under common control with the Company.

[GLOBAL ATLANTIC FINANCIAL GROUP LIMITED]

                                          -----------------
                                          |  THE GOLDMAN  |          -------------
                                          |  SACHS GROUP, |          | 3RD PARTY |
                                          | INC.(Delaware)|          | INVESTORS |
                                          -----------------          -------------
                                                   |                       |
                                                   |                       |
                                                   ---22%--          --78%-
                                                           |         |
                                                           |         |
                                                    ---------------------------
                                                    |      GLOBAL ATLANTIC    |
                                                    | FINANCIAL GROUP LIMITED |
                                                    |        (Bermuda)        |
                                                    ---------------------------
                                                                 |
                                                                 |
                                                         --100%---
                                                         |
                                                         |
                                                    ------------
                                                    |  GLOBAL  |
                                                    | ATLANTIC |
                                                    | FINANCIAL|-----------------------
                                                    |   LIFE   |                      |
                                                    |  LIMITED |                      |
                                                    | (Bermuda)|                      |
                                                    ------------                      |
                                                          |                           |
                                                         100%                         |
                                                          |                           |
                                                           ------------               |
                                                           |  GLOBAL  |               |
                                                           | ATLANTIC |               |
                          ---------------------------------|  (FIN)   |--------      100%
                          |                                | COMPANY  |       |       |
                        100%                               |(Delaware)|       |       |
                          |                                ------------       |       |
                   ---------------                                |           |       |
                   | FORETHOUGHT |                               21%          |       |
                   |  FINANCIAL  |                                |           |       |
                   |   GROUP,    |                                |           |       |
                   |     INC.    |                                |           |       |
                   | (Delaware)  |                                |           |       |
                   ---------------                                |           |       |
                          |                                       |           |       |
                          |                                       |           |       |
     ---------------------------------------------------          |           |       |
     |                |              |                 |          |           |       |
    100%             100%           100%              100%        |           |   ----------------
     |                |              |                 |          |           |   | COMMONWEALTH |
--------------- --------------- ---------------- ---------------  |           |   |   RE MIDCO   |
| FORETHOUGHT | | FORETHOUGHT | |  FORETHOUGHT | | FORETHOUGHT |  |           |   |    LIMITED   |
|    CAPITAL  | | INVESTMENT  | | DISTRIBUTORS,| |  SERVICES,  |  |           |   |   (Bermuda)  |
|   FUNDING,  | |  ADVISORS,  | |     LLC      | |     LLC     |  |           |   ----------------
|     INC.    | |     LLC     | |  (Delaware)  | |  (Delaware) |  |           |       |
|  (Delaware) | |  (Indiana)  | |              | |             |  |           |      100%
--------------- --------------- ---------------  ---------------  |           |       |
                                                   |   |          |           |   ----------------
                                                   |  79%         |           |   | COMMONWEALTH |
                                                   |   |  -----------------   |   |    ANNUITY   |
                                                   |   |  | COMMONWEALTH  |   |   |   AND LIFE   |
                                                   |   |--|   ANNUITY &   |   |   |  REINSURANCE |
                                                   |      |     LIFE      |   |   |    COMPANY   |
     -----------------------------------------------      |   INSURANCE   |   |   |    LIMITED   |
     |           |                 |                      |    COMPANY    |   |   |   (Bermuda)  |
     |           |                 |                      |(Massachusetts)|   |   ----------------
     |           |                 |                      -----------------   |---------------------
     |           |                 |                                |                   |          |
     |           |     ------------^-------------------------------------------         |          |
     |           |     |           |        |               |                 |         |          |  -------------
    100%        5%    95%          5%      95%             100%              100%       |        100% |  EPOCH    |
     |           |     |           |        |               |                 |         |          |  |SECURITIES,|
------------ ---------------      ---------------   -----------------   ------------    |          ---|   INC.    |
| FORELIFE | | FORETHOUGHT |      | FORETHOUGHT |   |     FIRST      |  | ACCORDIA |    |          |  |(Delaware) |
|  AGENCY, | |    LIFE     |      |  NATIONAL   |   |   ALLMERICA    |  | LIFE AND |    |          |  -------------
|   INC.   | |  INSURANCE  |      |    LIFE     |   |   FINANCIAL    |  | ANNUITY  |    |          |
|(Indiana) | |   COMPANY   |      |  INSURANCE  |   | LIFE INSURANCE |  | COMPANY  |    |        100% ------------
------------ | (Indiana)   |      |   COMPANY   |   |    COMPANY     |  |  (Iowa)  |    |          |  |  GLOBAL  |
             ---------------      |   (Texas)   |   |(Massachusetts) |  ------------    |          ---| ATLANTIC |
                    |             ---------------   ------------------        |         |          |  |   RISK   |
                    |                    |                                    |         |          |  | ADVISORS,|
                   100%                  |                                    |         |          |  |   L.P.   |
                    |                   100%                                  |         |          |  |(Delaware)|
                    |                    |                                    |         |          |  ------------
        -------------------      ---------------                              |        10%         |  ------------
        | FLIC PROPERTIES,|      | FORETHOUGHT |                              |         |        100% | GA RISK  |
        |       LLC       |      |  HOLDINGS,  |                              |         |          |  | ADVISORS,|
        |    (Indiana)    |      |     LLC     |                              |         |          ---|   INC.   |
        -------------------      |  (Indiana)  |                              |         |          |  |(Delaware)|
                                 ---------------                              |         |          |  ------------
                                                                              |         |          |  ------------
                                                                              |         |        100% |  GLOBAL  |
          ---------------------------------------------------------------------         |          |  | ATLANTIC |
          |           |             |           |           |             |             |          ---|   RISK   |
         100%        100%          100%        100%        100%          90%            |          |  | SERVICES,|
          |           |             |           |           |             |             |          |  |    LLC   |
  -------------  ------------  ----------  -----------  ------------  ------------------------     |  |(Delaware)|
  |  TAPIOCA  |  |  GOTHAM  |  |  CAPE  |  |  CAPE   |  |  CAPE    |  |    GOTHAM ISSUER,    |     |  ------------
  | VIEW, LLC |  | RE, INC. |  | VERITY |  | VERITY  |  | VERITY   |  |         LLC          |     |  ------------
  |(Delaware) |  |(Vermont) |  | I,INC. |  | II,INC. |  | III,INC. |  |     (Delaware)       |   100% | GLOBAL   |
  -------------  ------------  | (Iowa) |  | (Iowa)  |  | (Iowa)   |  ------------------------     |  | ATLANTIC |
                               ----------  -----------  ------------                               ---| FINANCIAL|
                                                                                                      | COMPANY  |
                                                                                                      |(Delaware)|
                                                                                                      ------------









-----------------
|  THE GOLDMAN  |          -------------
|  SACHS GROUP, |          | 3RD PARTY |
| INC.(Delaware)|          | INVESTORS |
-----------------          -------------
         |                       |
         |                       |
         ---22%---         --78%--
                 |         |
                 |         |
---------------------------
|      GLOBAL ATLANTIC    |
| FINANCIAL GROUP LIMITED |
|        (Bermuda)        |
---------------------------
             |
             |
-----------------------------100%---------------
                                               |
                                               |
                                          --------------------------------
                                          |  ARIEL RE (HOLDINGS) LIMITED |
                                          |           (Bermuda)          |
                                          --------------------------------

------------------------------------------------------------------------------------------------------------------------------------
LEGAL ENTITY NAME          BUSINESS DESCRIPTION    PARENT 1                 OWNERSHIP INTEREST  PARENT 2          OWNERSHIP INTEREST
------------------------------------------------------------------------------------------------------------------------------------
Accordia Life and Annuity  Life insurance company  Commonwealth Annuity                   100%
Company                                            and Life Insurance
                                                   Company
------------------------------------------------------------------------------------------------------------------------------------
Ariel Re (Holdings)        Former holding company  Global Atlantic                        100%
Limited                    of divested P&C         Financial Group Limited
                           business
------------------------------------------------------------------------------------------------------------------------------------
Cape Verity I, Inc.        Captive reinsurer for   Accordia Life and                      100%
                           ALAC business           Annuity Company
------------------------------------------------------------------------------------------------------------------------------------
Cape Verity II, Inc.       Captive reinsurer for   Accordia Life and                      100%
                           ALAC business           Annuity Company
------------------------------------------------------------------------------------------------------------------------------------
Cape Verity III, Inc.      Captive reinsurer for   Accordia Life and                      100%
                           ALAC business           Annuity Company
------------------------------------------------------------------------------------------------------------------------------------
Commonwealth Annuity and   Life insurance company  Forethought Services,                   79%  Global Atlantic                  21%
Life Insurance Company                             LLC                                          (Fin) Co
------------------------------------------------------------------------------------------------------------------------------------
Commonwealth Annuity and   Reinsurance company     Commonwealth Re Midco                  100%
Life Reinsurance Company                           Limited
Limited
------------------------------------------------------------------------------------------------------------------------------------
Commonwealth Re Midco      Intermediate holding    Global Atlantic                        100%
Limited                    company for L&A         Financial Life Limited
                           business of GAFGL
------------------------------------------------------------------------------------------------------------------------------------
Epoch Securities, Inc.     Registered              Global Atlantic (Fin)                  100%
                           broker/dealer           Co
------------------------------------------------------------------------------------------------------------------------------------
First Allmerica Financial  Life insurance company  Commonwealth Annuity                   100%
Life Insurance Company                             and Life Insurance
                                                   Company
------------------------------------------------------------------------------------------------------------------------------------
FLIC Properties            Title holder of         Forethought Life                       100%
                           certain real estate     Insurance Company
                           properties on behalf
                           of FLIC
------------------------------------------------------------------------------------------------------------------------------------
ForeLife Agency, Inc.      Holder of Texas         Forethought Services,                  100%
                           preneed permit          LLC
                           enabling FLIC to sell
                           preneed life insurance
                           in Texas
------------------------------------------------------------------------------------------------------------------------------------
Forethought Capital        Insurance policy        Forethought Financial                  100%
Funding, Inc               assignment business     Group, Inc
                           (for deceased
                           policyholders only)
                           assignment business
------------------------------------------------------------------------------------------------------------------------------------
Forethought Distributors,  Securities              Forethought Financial                  100%
LLC                        Broker-dealer           Group, Inc
                           registered with SEC
                           and FINRA
------------------------------------------------------------------------------------------------------------------------------------
Forethought Financial      Forethought Group       Global Atlantic (Fin)                  100%
Group, Inc                 holding company;        Co
                           parent company of life
                           insurance holding
                           company system
------------------------------------------------------------------------------------------------------------------------------------
Forethought Holdings, LLC  Marketing Company for   Forethought National                   100%
                           affiliates' products    Life Insurance Company
                           and services
------------------------------------------------------------------------------------------------------------------------------------
Forethought Investment     Investment advisor      Forethought Financial                  100%
Advisors, Inc.             registered with SEC     Group, Inc
------------------------------------------------------------------------------------------------------------------------------------
Forethought Life           Issuer of life          Commonwealth Annuity                    95%  Forethought                       5%
Insurance Company          insurance and           and Life Insurance                           Services, LLC
                           annuities contracts     Company
------------------------------------------------------------------------------------------------------------------------------------
Forethought National Life  Issuer of life          Commonwealth Annuity                    95%  Forethought                       5%
Insurance Company          insurance and           and Life Insurance                           Services, LLC
                           reinsurer of annuity    Company
                           contracts
------------------------------------------------------------------------------------------------------------------------------------
Forethought Services, LLC  Intermediate holding    Forethought Financial                  100%
                           company of life         Group, Inc
                           insurance holding
                           company system;
                           paymaster for
                           employees of FFG
                           entities
------------------------------------------------------------------------------------------------------------------------------------
GA Risk Advisors, Inc.     General partner of      Global Atlantic (Fin)                  100%
                           Global Atlantic Risk    Co
                           Advisors, L.P.
------------------------------------------------------------------------------------------------------------------------------------
Global Atlantic (Fin)      Intermediate holding    Global Atlantic                        100%
Company                    company for L&A         Financial Life Limited
                           business of GAFGL
------------------------------------------------------------------------------------------------------------------------------------
Global Atlantic Financial  Service company and     Global Atlantic (Fin)                  100%
Company                    common employer for     Co
                           the L&A business of
                           GAFG
------------------------------------------------------------------------------------------------------------------------------------
Global Atlantic Financial  Ultimate parent and     The Goldman Sachs                       22%  Third-party                      78%
Group Limited              holding company         Group, Inc.                                  Investors
------------------------------------------------------------------------------------------------------------------------------------
Global Atlantic Financial  Parent and holding      Global Atlantic                        100%
Life Limited               company for L&A         Financial Group Limited
                           business of GAFGL
------------------------------------------------------------------------------------------------------------------------------------
Global Atlantic Risk       Reinsurance             Global Atlantic (Fin)                  100%
Advisors, L.P.             intermediary            Co
------------------------------------------------------------------------------------------------------------------------------------
Global Atlantic Risk       Insurance producer      Global Atlantic (Fin)                  100%
Services, LLC              and reinsurance         Co
                           intermediary
------------------------------------------------------------------------------------------------------------------------------------
Gotham Issuer, LLC         "Limited Liability      Accordia Life and                      100%
                           company with limited    Annuity Company
                           purpose of issuing
                           notes related to
                           Gotham Re, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Gotham Re, Inc.            Vermont special         Accordia Life and                      100%
                           purpose financial       Annuity Company
                           insurance company
------------------------------------------------------------------------------------------------------------------------------------
Tapioca View, LLC          Limited liability       Accordia Life and                      100%
                           company with limited    Annuity Company
                           purpose of making note
                           payments and any
                           applicable early
                           termination fees
                           related to Cape Verity
                           I, LLC.

ITEM 29. INDEMNIFICATION

RULE 484 UNDERTAKING - Article VI of the Company's Bylaws of states: The Corporation shall indemnify to the full extent permitted by applicable law any person made or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person or such person's testator or intestate is or was a director, officer or employee of the Corporation or serves or served at the request of the Corporation any other enterprise as a director, officer or employee. Expenses, including attorneys' fees, incurred by any such person in defending any such action, suit or proceeding shall be paid or reimbursed by the Corporation promptly upon receipt by it of an undertaking of such person to repay such expenses if such person if finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Corporation or other enterprise. The Corporation shall accept such undertaking without reference to the financial ability of such person to make repayment. Notwithstanding the foregoing, no indemnification shall be provided for any person with respect to any matter as to which such person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that the action was in best interests of the Corporation or other enterprise. No matter disposed of by settlement, compromise, the entry of a consent decree or the entry of any plea in a criminal proceeding, shall of itself be deemed an adjudication of not having acted in good faith in the reasonable belief that the action was in the best interest of the Corporation. The rights provided to any person by this by-law shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as director, officer or employee as provided above. No amendment of this by-law shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment.

ITEM 30. PRINCIPAL UNDERWRITERS

     (A) Epoch Securities, Inc. also acts as a principal underwriter for the following:

         - VEL Account, VEL II Account, VEL Account III, Separate Account SPL-D, Separate Account IMO, Select Account III, Inheiritage Account, Separate Accounts VA A, VA B, VA C, VA G, VA H, VA K, VA-P, Commonwealth Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, Fulcrum Variable Life Separate Account, Separate Account FUVUL, Separate Account IMO, Commonwealth Select Separate Account, and Commonwealth Annuity Separate Account A of Commonwealth Annuity and Life Insurance Company

          - Inheiritage Account, VEL II Account, Separate Account I, Separate Account VA K, Separate Account VA-P, Allmerica Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, and Allmerica Select Separate Account of First Allmerica Financial Life Insurance Company.

     (B)

Unless otherwise indicated, the principal business address of each of the following Directors and Officers is:

           7 World Trade Center
           250 Greenwich Street
           New York, NY 10007

----------
     (1)  132 Turnpike Road, Suite 210, Southborough, MA 01772
     (2)  19 Par-La-Ville Road, Hamilton HM 11, Bermuda
     (3)  4405 Cox Road, Suite 150, Glen Allen, VA 23060

NAME                                POSITION OR OFFICE WITH UNDERWRITER
---------------------------------------------------------------------------------
Nicholas H. von Moltke      Director, President and Chief Executive Officer
Hanben K. Lee               Director and Executive Vice President
Gilles M. Dellaert          Director
Kathleen M. Redgate         Director
Joel Volcy (1)              Chief Operating Officer
Margot  K. Wallin (1)       Chief Compliance Officer and Senior Vice President
Jeffrey Harpel (3)          Chief Financial Officer
Samuel Ramos*               General Counsel and Secretary
Andrew Byers (1)            Vice President and Advertising Principal
Virginia H. Johnson (1)     Assistant Secretary
Gary Silber (1)             Assistant Secretary
Scott D. Silverman (2)      Assistant Secretary
Sheila B. St. Hilaire (1)   Assistant Secretary

     (C) As indicated in Part B (Statement of Additional Information) in response to Item 20(c), no commissions or other compensation was received by Epoch Securities, Inc., the current principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

     Each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder, are maintained for the Company by Se(2) at One Security Benefit Place, Topeka, Kansas.

ITEM 32. MANAGEMENT SERVICES

     The Company provides daily unit value calculations and related services for the Company's separate accounts.

ITEM 33. FEE REPRESENTATION (pursuant to Section 26(e) of the Investment Company Act of 1940)

     The Company hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Southborough, and Commonwealth of Massachusetts, on the 20th day of April, 2015.

                                 VEL II ACCOUNT OF
                 COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

                 /s/ Sarah M. Patterson
                 ----------------------------------------------------------
                 Sarah M. Patterson, Vice President,
                 Assistant General Counsel, and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                  SIGNATURES                                              TITLE                                  DATE
----------------------------------------------   -------------------------------------------------------   ----------------

/s/ John J. Fowler                               Senior Vice President, Chief Financial Officer and         April 20, 2015
----------------------------------------------   Treasurer
John J. Fowler

Allan S. Levine*                                 Chairman of the Board
----------------------------------------------

Kathleen M. Redgate*                             Director
----------------------------------------------

Nicholas H. von Moltke*                          Director, President and Chief Executive Officer
----------------------------------------------

Hanben K. Lee*                                   Director and Executive Vice President
----------------------------------------------

Gilles M. Dellaert*                              Director, Executive Vice President and Chief Investment
----------------------------------------------   Officer

Michael A. Reardon*                              Director
----------------------------------------------

/s/ Jane S. Grosso                               Senior Vice President and Controller (Chief Accounting
----------------------------------------------   Officer)
Jane S. Grosso
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*Sarah M. Patterson, by signing his name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Powers of Attorney dated April 7, 2015 duly executed by such persons.

/s/ Sarah M. Patterson
------------------------------------------------
Sarah M. Patterson, Attorney-in-Fact

(33-57792) VEL II


                                  EXHIBIT TABLE

Exhibit (C)(7)   Amendment No. 1 dated January 1, 2014 to Shared Services Agreement between Epoch Securities Inc. and Commonwealth

Exhibit (I)(3)   Directors' Powers of Attorney

Exhibit (N)      Consent of Independent Registered Public Accounting Firm
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